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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (No. 033-63212)	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 99	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (No. 811-07736)	☒
Amendment No. 101	☒
(Check appropriate box or boxes.)

JANUS ASPEN SERIES
(Exact Name of Registrant as Specified in Charter)
151 Detroit Street, Denver, Colorado 80206-4805
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: 303-333-3863
Abigail Murray – 151 Detroit Street, Denver, Colorado 80206-4805
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☒	on April 30, 2025 at 12:01am Mountain Time pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

▼ April 30, 2025
Janus Aspen Series
Prospectus

Institutional Shares Ticker
Fixed Income
Janus Henderson Flexible Bond Portfolio	JAFLX
Global & International
Janus Henderson Global Research Portfolio	JAWGX
Janus Henderson Global Sustainable Equity Portfolio	JHISX
Janus Henderson Overseas Portfolio	JAIGX
Growth & Core
Janus Henderson Balanced Portfolio	JABLX
Janus Henderson Enterprise Portfolio	JAAGX
Janus Henderson Forty Portfolio	JACAX
Janus Henderson Research Portfolio	JAGRX
Specialty Equity
Janus Henderson Global Technology and Innovation Portfolio	JGLTX
Value
Janus Henderson Mid Cap Value Portfolio	JAMVX

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes 10 series (each, a “Portfolio” and collectively, the “Portfolios”) of Janus Aspen Series (the “Trust”). Janus Henderson Investors US LLC (the “Adviser”) serves as investment adviser to each Portfolio.
Each Portfolio currently offers two classes of shares. The Institutional Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.
This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Portfolio summary
Janus Henderson Flexible Bond Portfolio	2
Janus Henderson Global Research Portfolio	8
Janus Henderson Global Sustainable Equity Portfolio	13
Janus Henderson Overseas Portfolio	19
Janus Henderson Balanced Portfolio	25
Janus Henderson Enterprise Portfolio	31
Janus Henderson Forty Portfolio	36
Janus Henderson Research Portfolio	41
Janus Henderson Global Technology and Innovation Portfolio	46
Janus Henderson Mid Cap Value Portfolio	51
Additional information about the Portfolios
Fees and expenses	55
Additional investment strategies and general portfolio policies	55
Risks of the Portfolios	65
Management of the Portfolios
Investment adviser	78
Management expenses	78
Portfolio management	81
Other information	85
Distributions and taxes	86
Shareholder’s guide
Pricing of portfolio shares	87
Administrative fees	88
Payments to financial intermediaries by the Adviser or its affiliates	88
Purchases	89
Redemptions	90
Excessive trading	91
Shareholder communications	93
Financial highlights	94
Glossary of investment terms	104
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Portfolio summary

Janus Henderson Flexible Bond Portfolio
Ticker:	JAFLX	Institutional Shares

Investment Objective
Janus Henderson Flexible Bond Portfolio (“Flexible Bond Portfolio”) seeks to obtain maximum total return, consistent with preservation of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.63%
Fee Waiver and/or Expense Reimbursement(1)	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.57%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.52%. In addition, the Adviser has contractually agreed to waive and/or reimburse a portion of the Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated exchange-traded funds (“ETFs”) in which the Portfolio invests, less certain operating expenses. The contractual waivers will remain in effect for at least a one-year period commencing on April 30, 2025. These contractual waivers may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 58	$ 196	$ 345	$ 781

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 188% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, credit risk transfer securities (“CRTs”), and money market instruments. The Portfolio may invest in fixed and floating rate obligations with
2 | Janus Henderson Flexible Bond Portfolio

varying durations. The Portfolio’s average portfolio duration typically ranges between three and seven years. As of December 31, 2024, the Portfolio’s average portfolio duration was 6.54 years.
The Portfolio will invest at least 65% of its net assets in investment grade debt securities. The Portfolio will limit its investment in high-yield bonds (also known as “junk” bonds) to 35% or less of its net assets. The Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The Portfolio may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Portfolio also invests in securities that have contractual restrictions that prohibit or limit their public resale, which may include Rule 144A securities. The Portfolio may also invest in foreign securities. Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other portfolios.
Additionally, the Portfolio may invest its assets in derivatives. Derivative instruments have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Portfolio may use interest rate swaps and futures, including Treasury bond futures, to manage interest rate risk, yield curve positioning, and country exposure. The Portfolio may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure, or market conditions), to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio relative to its benchmark index, and to earn income, enhance returns, or preserve capital. The Portfolio’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Portfolio may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The Portfolio may take short positions on derivatives instruments.
Portfolio management’s investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Fixed-Income Securities Risk. Fixed-income securities are generally subject to the following risks:
•
Interest rate risk, which is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Changing interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.
3 | Janus Henderson Flexible Bond Portfolio

•
Credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.
•
Prepayment risk, which is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Portfolio to reinvest its assets in securities with lower yields, resulting in a decline in the Portfolio’s income or return potential.
•
Extension risk, which is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.
•
Valuation risk, which is the risk that one or more of the fixed-income securities in which the Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.
•
Liquidity risk, which is the risk that fixed-income securities may be difficult or impossible to sell at the time that portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Portfolio’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced).
High-Yield Bond Risk. High-yield bonds (also known as “junk” bonds) are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The value of mortgage- and asset-backed securities will be influenced by factors affecting the real estate market and the assets underlying these securities. Investments in mortgage-and asset-backed securities may be subject to credit risk, valuation risk, liquidity risk, extension risk, and prepayment risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
Sovereign Debt Risk. Investments in U.S. and non-U.S. government debt securities (“sovereign debt”) can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Credit Risk Transfer Securities Risk. CRTs are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as the Portfolio have no direct recourse to the underlying mortgage loans in the event of a default. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored enterprises or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. These risks are in addition to the risks described under “Fixed-Income Securities Risk.”
4 | Janus Henderson Flexible Bond Portfolio

Floating Rate Obligations Risk. The Portfolio may invest in floating rate obligations with interest rates that reset regularly. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Changes in the interest rates on floating rate obligations could result in lower income to the Portfolio. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value. In addition, if movements in interest rates are incorrectly anticipated, the Portfolio could lose money, or its net asset value could decline by the use of inverse floaters.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio’s performance.
TBA Commitments Risk. Although TBA commitments must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Portfolio may be less favorable than expected. There is a risk that the security that the Portfolio buys will lose value between the purchase and settlement dates. TBA purchase and sales commitments may significantly increase the portfolio turnover rate and are not included in the portfolio turnover rate calculation.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty may default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio may lose the net amount of the payments that it contractually is entitled to receive. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
Short Exposure Risk. The Portfolio may enter into a derivatives transaction to obtain short investment exposure to the underlying reference asset. If the value of the underlying reference asset on which the Portfolio has obtained a short investment exposure increases, the Portfolio will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes the Portfolio to credit risk, counterparty risk, and leverage risk.
Rule 144A Securities and Other Exempt Securities Risk. Investments in securities issued under Regulation S and Rule 144A and other securities exempt from certain registration requirements could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Investments in securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
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An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	4th Quarter 2023	7.12%	Worst Quarter:	1st Quarter 2022	– 6.22%

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Flexible Bond Portfolio
Institutional Shares	1.96%	0.34%	1.62%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	– 0.33%	1.35%

The Portfolio’s broad-based benchmark index is the Bloomberg U.S. Aggregate Bond Index. The index is described below.
•
The Bloomberg U.S. Aggregate Bond Index is made up of U.S. dollar-denominated, fixed-rate taxable bonds, including securities that are of investment grade quality or better.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Michael Keough is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2015. John Lloyd is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since June 2024. Greg Wilensky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since February 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the
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separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
7 | Janus Henderson Flexible Bond Portfolio

Portfolio summary

Janus Henderson Global Research Portfolio
Ticker:	JAWGX	Institutional Shares

Investment Objective
Janus Henderson Global Research Portfolio (“Global Research Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.63%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.72%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 74	$ 230	$ 401	$ 894

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 31% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. Because the Portfolio’s investments in foreign securities are partially based on the composition of the Portfolio’s benchmark index, the MSCI World Indexsm, the Portfolio’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the benchmark index.
The Adviser’s equity research analysts (the “Central Research Team”) select investments for the Portfolio that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations, styles, and geographies. The Central Research Team conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts
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bring their high-conviction ideas to their respective sector teams. Each sector team compares the appreciation and risk potential of its high-conviction ideas and constructs a sector sleeve that is intended to maximize the best risk-reward opportunities. The sector sleeves are then combined to form the Portfolio’s overall portfolio. The Portfolio Oversight Team, which includes portfolio management, oversees the overall portfolio to manage unintended style risks.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Portfolio management, which includes two analysts on the Central Research Team, oversees the investment process and is responsible for the day-to-day management of the Portfolio. Although the Portfolio’s exposure to certain sectors may be higher than to others, it is expected that the Portfolio will be broadly diversified among a variety of sectors. The Portfolio intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Portfolio’s uninvested assets may be held in cash or similar instruments.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular
9 | Janus Henderson Global Research Portfolio

country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. As the Portfolio’s holdings change over time, the Portfolio’s exposure to a particular economic sector may become higher or lower.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. For example, mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
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An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.43%	Worst Quarter:	1st Quarter 2020	– 20.69%

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Global Research Portfolio
Institutional Shares	23.58%	12.35%	10.55%
MSCI World IndexSM (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	18.67%	11.17%	9.95%
MSCI All Country World IndexSM (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	17.49%	10.06%	9.23%

The Portfolio’s broad-based benchmark index is the MSCI World Index. The Portfolio’s additional benchmark index is the MSCI All Country World Index. The indices are described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
•
The MSCI All Country World Index is designed to measure equity market performance in global developed and emerging markets.
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Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Joshua Cummings and John Jordan oversee the investment process and are primarily responsible for the day-to-day management of the Portfolio. Joshua Cummings, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2024. John Jordan is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2024.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Portfolio summary

Janus Henderson Global Sustainable Equity Portfolio
Ticker:	JHISX	Institutional Shares

Investment Objective
Janus Henderson Global Sustainable Equity Portfolio (“Global Sustainable Equity Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	1.71%
Total Annual Fund Operating Expenses	2.46%
Fee Waiver and/or Expense Reimbursement(1)	1.72%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.74%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.68% for at least a one-year period commencing on April 30, 2025. This contractual waiver may be terminated or modified only at the discretion of the Portfolio’s Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 76	$ 602	$ 1,155	$ 2,665

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 42% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Portfolio will typically invest in companies whose products and services are considered by portfolio management as contributing to positive environmental or social change and sustainable economic development, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations.
The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a
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country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. The Portfolio’s investments may be in non-U.S. currency or U.S. dollar-denominated.
The Portfolio generally invests in a core group of 50-70 equity securities, which consist primarily of common stocks, but may also include other types of instruments, such as depositary receipts and warrants. The Portfolio may also invest in real estate investment trusts (“REITs”). The Portfolio will invest primarily in larger, well-established companies but may also invest in mid- and small-sized companies. The Portfolio’s uninvested assets may be held in cash or cash equivalents.
In selecting investments, portfolio management employs a “bottom-up” approach that focuses on fundamental research. To identify the universe of investible securities for the Portfolio, portfolio management first employs positive selection criteria that seeks to identify companies that derive at least 50% of their current or future expected revenues from at least one of ten environmental and social themes. Environmental themes include efficiency, cleaner energy, water management, environmental services, and sustainable transport. Social themes include sustainable property and finance, safety, quality of life, knowledge and technology, and health.
Next, portfolio management applies broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue from industries, activities, or assets considered by portfolio management to have a negative impact on society or the environment. A current list of such industries, activities, or assets, which may evolve over time, follows:
•
alcohol;
•
animal testing (non-medical);
•
chemicals of concern;
•
civilian firearms and ammunition;
•
controversial weapons;
•
conventional weapons;
•
fossil fuels;
•
fur;
•
gambling;
•
genetically modified organisms;
•
human stem cell research;
•
intensive farming;
•
nuclear power generation;
•
pornography;
•
tobacco; and
•
United Nations Global Compact and Organization for Economic Co-operation and Development violators.
In selecting investments, portfolio management will then consider, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. Portfolio management may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. Portfolio management will also consider environmental, social, and governance (“ESG”) factors (“ESG Factors”), which may include climate change, deforestation, biodiversity, human rights, company culture, community relations, board structure and diversity, executive pay, and corporate reporting. Portfolio management seeks to maintain a portfolio of securities that has a carbon footprint and carbon intensity that is at least 20% below the MSCI World Indexsm. At portfolio management’s discretion, the Portfolio will engage with a company’s management regarding matters that may include shareholder rights, governance and remuneration, climate change, carbon emissions, pollution, biodiversity, human capital, and diversity and inclusion.
Portfolio management evaluates and applies ESG and sustainable investment criteria relying on a mix of third-party data and internally-generated analyses based on information that may include web-based research reports from a company or independent sources, as well as corporate engagement. Portfolio management does not apply these ESG and sustainable investment criteria in managing the Portfolio’s exposure to cash and cash equivalents.
The Portfolio will generally consider selling a stock if, in portfolio management’s opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Portfolio will also consider selling a
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stock if, in portfolio management’s opinion, the company’s business model no longer meets the ESG and sustainable investment criteria employed in managing the Portfolio.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio invests primarily in common stocks, which tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Sustainable Investment Risk. The Portfolio follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Portfolio may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector, which may make the Portfolio more vulnerable to unfavorable developments in a particular sector than portfolios that invest more broadly. Additionally, due to its exclusionary criteria, the Portfolio may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply similar criteria. In addition, because sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Portfolio may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which portfolio management may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. As the regulatory landscape around responsible investing continues to evolve across regions, future rules and regulations may require the Portfolio to modify or alter its investment process. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Portfolio selling a security when it might otherwise be disadvantageous to do so.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries, it emphasizes certain themes and megatrends. As a result, at times, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same megatrend. Companies in the same industry or economic sector or that benefit from the same megatrend may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility.
•
Industrials Sector Risk. The industrials sector is comprised of companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment, and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation and spending, import controls, and worldwide competition. In addition, companies may be adversely affected by environmental damages, product liability claims and exchange rates, and may face product obsolescence due to rapid technological developments and frequent new product introduction.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities
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perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that portfolio management may not be successful in identifying investment opportunities that are aligned with the sustainable investment approach that the Portfolio employs. Accordingly, the Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, small- and mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
REIT Risk.  REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio. Dividends received by the Portfolio from a REIT generally will not constitute qualified dividend income.
New/Smaller Sized Portfolio Risk. Because the Portfolio is relatively new, it has a limited operating history and a small asset base. The Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term if and when it becomes larger. If the Portfolio were to fail to attract sufficient assets to achieve or maintain economies of scale, its performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Portfolio and tax consequences for investors.
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Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Warrants Risk. The price, performance and liquidity of warrants to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	4th Quarter 2023	13.56%	Worst Quarter:	3rd Quarter 2023	– 7.33%

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	Since Inception 1/26/22
Global Sustainable Equity Portfolio
Institutional Shares	11.06%	5.56%
MSCI World IndexSM (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	18.67%	9.48%

The Portfolio’s broad-based benchmark index is the MSCI World Index. The index is described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.

Management
Investment Adviser:  Janus Henderson Investors US LLC
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Portfolio Management:  Hamish Chamberlayne, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since inception. Aaron Scully, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since inception.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Portfolio summary

Janus Henderson Overseas Portfolio
Ticker:	JAIGX	Institutional Shares

Investment Objective
Janus Henderson Overseas Portfolio (“Overseas Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.77%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.88%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 90	$ 281	$ 488	$ 1,084

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 39% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The Portfolio normally invests in a portfolio of 30-50 securities of issuers from several different countries, excluding the United States, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The Portfolio may invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers. An issuer is deemed to be from a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Portfolio may have significant exposure to emerging markets. The Portfolio typically invests in equity securities (such as stocks or any other security representing an ownership interest) in all market capitalizations.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the
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Portfolio’s investment policies. Portfolio management will generally consider selling a security when, among other things, the security no longer reflects portfolio management’s investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
The Portfolio may invest in equity and debt securities of real estate-related companies. These securities may include common stocks and other securities, including, but not limited to, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities.
The Portfolio may take long or short positions in derivatives. Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, currencies, interest rates, or market indices. For purposes of meeting its 80% investment policy, the Portfolio may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The types of derivatives in which the Portfolio may invest include options, futures, swaps, warrants, and forward currency contracts. The Portfolio may use derivatives to hedge, to earn income or enhance returns, as a substitute for securities in which the Portfolio invests, to increase or decrease the Portfolio’s exposure to a particular market, to adjust the Portfolio’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Portfolio’s risk profile.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an international equity portfolio, including common stocks. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
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Emerging Markets Risk.  Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. As the Portfolio’s holdings change over time, the Portfolio’s exposure to a particular economic sector may become higher or lower.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
Issuer Concentration Risk. The Portfolio’s holdings may be comprised of a relatively small number of issuers in comparison to other portfolios. As a result, the Portfolio may be subject to greater risks than a portfolio that invests in a greater number of issuers. A change in the value of any single investment held by the Portfolio may affect the overall value of the Portfolio more than it would affect a portfolio that holds more investments. In particular, the Portfolio may be more susceptible to adverse developments affecting any single issuer held by the Portfolio and may be susceptible to greater losses because of these developments.
Geographic Concentration Risk. To the extent the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified portfolio, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
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Europe Risk. The economies and markets of European countries are often closely connected and interdependent. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of European currencies, and recessions among European countries may have a significant adverse effect on the economies of other European countries. Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels, and high levels of unemployment. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, small- and mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
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Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty may default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio may lose the net amount of the payments that it contractually is entitled to receive. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
REIT Risk.  REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio. Dividends received by the Portfolio from a REIT generally will not constitute qualified dividend income.
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An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	21.18%	Worst Quarter:	1st Quarter 2020	– 24.90%

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Overseas Portfolio
Institutional Shares	5.84%	7.21%	5.55%
MSCI All Country World ex-USA IndexSM (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	5.53%	4.10%	4.80%

The Portfolio’s broad-based benchmark index is the MSCI All Country World ex-USA Index. The index is described below.
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The MSCI All Country World ex-USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Julian McManus is Executive Vice President and Lead Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2018. Christopher O’Malley, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2024.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at
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the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Portfolio summary

Janus Henderson Balanced Portfolio
Ticker:	JABLX	Institutional Shares

Investment Objective
Janus Henderson Balanced Portfolio (“Balanced Portfolio”) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.62%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 63	$ 199	$ 346	$ 774

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 83% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by normally investing 35-70% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. As of December 31, 2024, approximately 62.91% of the Portfolio’s assets were held in equity securities, including common stocks, and 37.09% of the Portfolio’s assets were held in fixed-income securities and cash equivalents.
The Portfolio’s equity investments include, but are not limited to, common stocks and other securities with equity characteristics. The Portfolio’s fixed-income investments include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, and asset-backed securities. The Portfolio may also invest in money market instruments. The Portfolio may invest in fixed and floating rate obligations with varying durations.
The Portfolio will limit its investments in high-yield bonds (also known as “junk” bonds) to 35% of the fixed-income portion of its net assets. The Portfolio may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Portfolio also invests in securities that have contractual restrictions that prohibit or limit their public resale, which may include Rule 144A securities.
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The Portfolio may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, currencies, interest rates, or market indices. In particular, the Portfolio may use interest rate swaps and futures, including Treasury bond futures, to manage interest rate risk, yield curve positioning, and country exposure. The Portfolio may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure or market conditions), to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio relative to its benchmark index, and to earn income, enhance returns, or preserve capital. The Portfolio’s exposure to derivatives will vary and may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The Portfolio may take short positions on derivatives instruments.
In choosing equity investments, portfolio management applies a “bottom-up” approach. In other words, equity portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that equity portfolio management will consider in its fundamental analysis include a company’s revenue growth potential, returns on capital, and balance sheet flexibility. Equity portfolio management will generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings.
In choosing fixed-income investments, portfolio management’s investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Fixed-income portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or
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multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
Fixed-Income Securities Risk. Fixed-income securities are generally subject to the following risks:
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Interest rate risk, which is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Changing interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.
•
Credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.
•
Prepayment risk, which is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Portfolio to reinvest its assets in securities with lower yields, resulting in a decline in the Portfolio’s income or return potential.
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Extension risk, which is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.
•
Valuation risk, which is the risk that one or more of the fixed-income securities in which the Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.
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Liquidity risk, which is the risk that fixed-income securities may be difficult or impossible to sell at the time that portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Portfolio’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced).
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Portfolio or the Portfolio receiving less income.
High-Yield Bond Risk. High-yield bonds (also known as “junk” bonds) are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The value of mortgage- and asset-backed securities will be influenced by factors affecting the real estate market and the assets underlying these securities. Investments in mortgage-and asset-backed securities may be subject to credit risk, valuation risk, liquidity risk, extension risk, and prepayment risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn.
Sovereign Debt Risk. Investments in U.S. and non-U.S. government debt securities (“sovereign debt”), especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
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Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty may default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio may lose the net amount of the payments that it contractually is entitled to receive. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
Floating Rate Obligations Risk. The Portfolio may invest in floating rate obligations with interest rates that reset regularly. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Changes in the interest rates on floating rate obligations could result in lower income to the Portfolio. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value. In addition, if movements in interest rates are incorrectly anticipated, the Portfolio could lose money, or its net asset value could decline by the use of inverse floaters.
TBA Commitments Risk. Although TBA commitments must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Portfolio may be less favorable than expected. There is a risk that the security that the Portfolio buys will lose value between the purchase and settlement dates. TBA purchase and sales commitments may significantly increase the portfolio turnover rate and are not included in the portfolio turnover rate calculation.
Short Exposure Risk. The Portfolio may enter into a derivatives transaction to obtain short investment exposure to the underlying reference asset. If the value of the underlying reference asset on which the Portfolio has obtained a short investment exposure increases, the Portfolio will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes the Portfolio to credit risk, counterparty risk, and leverage risk.
Rule 144A Securities and Other Exempt Securities Risk. Investments in securities issued under Regulation S and Rule 144A and other securities exempt from certain registration requirements could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Investments in securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
28 | Janus Henderson Balanced Portfolio

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	12.92%	Worst Quarter:	2nd Quarter 2022	– 11.58%

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Balanced Portfolio
Institutional Shares	15.43%	8.33%	8.66%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	– 0.33%	1.35%
Balanced Index (reflects no deduction for fees, expenses, or taxes)	14.45%	8.04%	7.99%

The Portfolio’s broad-based benchmark indices are the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index. The Portfolio’s additional benchmark index is the Balanced Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The Bloomberg U.S. Aggregate Bond Index is made up of U.S. dollar-denominated, fixed-rate taxable bonds, including securities that are of investment grade quality or better.
•
The Balanced Index is an internally-calculated, hypothetical combination of unmanaged indices. Prior to April 29, 2024, the Balanced Index reflects total returns of the S&P 500 Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%). Effective April 29, 2024, the Balanced Index reflects the total returns of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%).

Management
Investment Adviser:  Janus Henderson Investors US LLC
29 | Janus Henderson Balanced Portfolio

Portfolio Management:  Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2015. Michael Keough is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2019. Greg Wilensky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since February 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
30 | Janus Henderson Balanced Portfolio

Portfolio summary

Janus Henderson Enterprise Portfolio
Ticker:	JAAGX	Institutional Shares

Investment Objective
Janus Henderson Enterprise Portfolio (“Enterprise Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.72%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 74	$ 230	$ 401	$ 894

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 14% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. The Portfolio considers medium-sized companies to be those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2024, they ranged from approximately $343 million to $151.89 billion. The Portfolio may also invest in foreign securities.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Attributes considered in the process of securities selection may include sustainable growth, return on invested capital, attractive valuation, strength of management, and competitive positioning. The Portfolio will generally consider selling a stock when, in portfolio management’s opinion, there is a change in the company’s or industry’s fundamentals, there is a deterioration in a company’s competitive positioning, or if a company reaches or exceeds its targeted value. The Portfolio will also consider selling a stock if a company’s market capitalization exceeds the top of the medium-sized company range.
31 | Janus Henderson Enterprise Portfolio

As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. For example, mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of
32 | Janus Henderson Enterprise Portfolio

loss and volatility. As the Portfolio’s holdings change over time, the Portfolio’s exposure to a particular economic sector may become higher or lower.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
33 | Janus Henderson Enterprise Portfolio

Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	23.10%	Worst Quarter:	1st Quarter 2020	– 24.39%

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Enterprise Portfolio
Institutional Shares	15.61%	9.88%	12.40%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	22.10%	11.47%	11.54%

Effective February 25, 2025, the Portfolio changed its broad-based securities market index from the Russell Midcap Growth Index to the Russell 3000 Index due to regulatory requirements. The Portfolio retained the Russell Midcap Growth Index as a performance benchmark because the Russell Midcap Growth Index is more closely aligned with the Portfolio’s investment strategies and investment restrictions. The indices are described below.
•
The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.
•
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Brian Demain, CFA, is Executive Vice President and Lead Portfolio Manager of the Portfolio, which he has managed or co-managed since November 2007. Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since July 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from
34 | Janus Henderson Enterprise Portfolio

current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
35 | Janus Henderson Enterprise Portfolio

Portfolio summary

Janus Henderson Forty Portfolio
Ticker:	JACAX	Institutional Shares

Investment Objective
Janus Henderson Forty Portfolio (“Forty Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.51%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.58%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 59	$ 186	$ 324	$ 726

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 36% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by normally investing in a portfolio of 30-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size but will invest primarily in larger, well-established companies. The Portfolio may also invest in foreign securities. The Portfolio is classified as nondiversified, which allows it to hold larger positions in more securities compared to a portfolio that is classified as diversified. As of December 31, 2024, the Portfolio held stocks of 36 companies. Of these holdings, 30 comprised approximately 92.66% of the Portfolio’s holdings.
Portfolio management applies a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s sustainable competitive advantages, long-term growth potential, and shareholder value. The Portfolio will generally consider selling a security when, in portfolio management’s opinion, there is a deterioration in a company’s financials, the investment thesis for owning the position has changed, or if the security exceeds its targeted value.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

36 | Janus Henderson Forty Portfolio

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
Nondiversification Risk. The Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives portfolio management more flexibility to hold larger positions in more securities. As a result, an increase or decrease in the value of a single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return.
Issuer Concentration Risk. The Portfolio’s holdings may be comprised of a relatively small number of issuers in comparison to other portfolios. As a result, the Portfolio may be subject to greater risks than a portfolio that invests in a greater number of issuers. A change in the value of any single investment held by the Portfolio may affect the overall value of the Portfolio more than it would affect a portfolio that holds more investments. In particular, the Portfolio may be more susceptible to adverse developments affecting any single issuer held by the Portfolio and may be susceptible to greater losses because of these developments. The Portfolio’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Portfolio’s performance and share price.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. As the Portfolio’s holdings change over time, the Portfolio’s exposure to a particular economic sector may become higher or lower.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
37 | Janus Henderson Forty Portfolio

Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. For example, mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.77%	Worst Quarter:	2nd Quarter 2022	– 25.47%

38 | Janus Henderson Forty Portfolio

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Forty Portfolio
Institutional Shares	28.47%	15.40%	15.65%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	24.51%	14.28%	12.87%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	33.36%	18.96%	16.78%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%

Effective February 25, 2025, the Portfolio changed its broad-based securities market index from the Russell 1000 Growth Index to the Russell 1000 Index due to regulatory requirements. The Portfolio retained the Russell 1000 Growth Index as a performance benchmark because the Russell 1000 Growth Index is more closely aligned with the Portfolio’s investment strategies and investment restrictions. In addition, the Portfolio retained the S&P 500 Index as an additional benchmark. The indices are described below.
•
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Brian Recht is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2022. Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to
39 | Janus Henderson Forty Portfolio

include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
40 | Janus Henderson Forty Portfolio

Portfolio summary

Janus Henderson Research Portfolio
Ticker:	JAGRX	Institutional Shares

Investment Objective
Janus Henderson Research Portfolio (“Research Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.56%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.67%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 68	$ 214	$ 373	$ 835

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 27% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio is classified as nondiversified, which allows it to hold larger positions in more securities compared to a portfolio that is classified as diversified.
The Adviser’s equity research analysts (the “Central Research Team”) select investments for the Portfolio that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Central Research Team conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Each sector team compares the appreciation and risk potential of its high-conviction ideas and constructs a sector sleeve that is intended to maximize the best risk-reward opportunities. The sector sleeves are then combined to form the Portfolio’s overall portfolio. The Portfolio Oversight Team, which includes portfolio
41 | Janus Henderson Research Portfolio

management, oversees the overall portfolio to manage unintended style risks. Although the Central Research Team may find high-conviction investment ideas anywhere in the world, the Central Research Team emphasizes investments in securities of U.S.-based issuers for the Portfolio.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Portfolio management, which includes two analysts on the Central Research Team, oversees the investment process and is responsible for the day-to-day management of the Portfolio. Although the Portfolio’s exposure to certain sectors may be higher than to others, it is expected that the Portfolio will be broadly diversified among a variety of sectors. The Portfolio intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Portfolio’s uninvested assets may be held in cash or similar instruments.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole. The Portfolio’s Central Research Team compares and broadly matches the Portfolio’s sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Portfolio underperformance relative to indices less biased toward growth stocks.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
42 | Janus Henderson Research Portfolio

Nondiversification Risk. The Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives portfolio management more flexibility to hold larger positions in more securities. As a result, an increase or decrease in the value of a single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. As the Portfolio’s holdings change over time, the Portfolio’s exposure to a particular economic sector may become higher or lower.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. For example, mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
43 | Janus Henderson Research Portfolio

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.72%	Worst Quarter:	2nd Quarter 2022	– 22.28%

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Research Portfolio
Institutional Shares	35.31%	16.79%	14.53%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	24.51%	14.28%	12.87%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	33.36%	18.96%	16.78%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%

Effective February 25, 2025, the Portfolio changed its broad-based securities market index from the Russell 1000 Growth Index to the Russell 1000 Index due to regulatory requirements. The Portfolio retained the Russell 1000 Growth Index as a performance benchmark because the Russell 1000 Growth Index is more closely aligned with the Portfolio’s investment strategies and investment restrictions. In addition, the Portfolio retained the S&P 500 Index as an additional benchmark. The indices are described below.
•
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Joshua Cummings and John Jordan oversee the investment process and are primarily responsible for the day-to-day management of the Portfolio. Joshua Cummings, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2024. John Jordan is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2024.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the
44 | Janus Henderson Research Portfolio

separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
45 | Janus Henderson Research Portfolio

Portfolio summary

Janus Henderson Global Technology and Innovation Portfolio
Ticker:	JGLTX	Institutional Shares

Investment Objective
Janus Henderson Global Technology and Innovation Portfolio (“Global Technology and Innovation Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.73%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 75	$ 233	$ 406	$ 906

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 35% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that portfolio management believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:
•
companies that portfolio management believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
•
companies that portfolio management believes rely extensively on technology in connection with their operations or services.
Some of the industries and companies likely to be represented in the Portfolio’s holdings include e-commerce (companies doing business through the Internet); computer (hardware and software); communications (voice, data, and wireless); industrials; Internet (software, services, and infrastructure equipment); and media and entertainment.
The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that
46 | Janus Henderson Global Technology and Innovation Portfolio

are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Portfolio may have exposure to emerging markets. From time to time, the Portfolio may invest in shares of companies through initial public offerings.
The Portfolio has a fundamental policy to invest 25% or more of the value of its total assets in the industries within the information technology sector in the aggregate.
The Portfolio is classified as nondiversified, which allows it to hold larger positions in more securities compared to a portfolio that is classified as diversified.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that portfolio management may consider in its fundamental analysis include the strength of a company’s balance sheet and a company’s projected returns or growth rates. Portfolio management will generally consider selling a position when, among other things, the investment thesis for owning a position has changed or if the position exceeds its targeted value.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
47 | Janus Henderson Global Technology and Innovation Portfolio

Nondiversification Risk. The Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives portfolio management more flexibility to hold larger positions in more securities. As a result, an increase or decrease in the value of a single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. For example, mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Industry and Sector Risk. The Portfolio may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same industries. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
•
Semiconductor Industry Risk. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies typically face intense competition, potentially rapid product obsolescence and high capital costs and are dependent on third-party suppliers and the availability of materials. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Semiconductor companies are also affected by the economic performance of their customers.
•
Software Industry Risk. Software companies can be significantly affected by intense competition, aggressive pricing, technological innovation, product obsolescence, and the ability to attract and retain skilled employees. Software companies also may be dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
Initial Public Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. There can be no assurance that the Portfolio will identify favorable IPO investment opportunities.
Emerging Markets Risk.  Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing
48 | Janus Henderson Global Technology and Innovation Portfolio

countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	33.03%	Worst Quarter:	2nd Quarter 2022	– 25.99%

49 | Janus Henderson Global Technology and Innovation Portfolio

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Global Technology and Innovation Portfolio
Institutional Shares	32.10%	18.09%	19.34%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
MSCI All Country World Information Technology Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	31.59%	20.50%	19.16%

The Portfolio’s broad-based benchmark index is the S&P 500 Index. The Portfolio’s additional benchmark index is the MSCI All Country World Information Technology Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The MSCI All Country World Information Technology Index is a capitalization-weighted index that measures the performance of information technology securities from developed market countries and emerging market countries.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Jonathan Cofsky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2022. Denny Fish is Executive Vice President and Lead Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Portfolio summary

Janus Henderson Mid Cap Value Portfolio
Ticker:	JAMVX	Institutional Shares

Investment Objective
Janus Henderson Mid Cap Value Portfolio (“Mid Cap Value Portfolio”) seeks capital appreciation.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.75%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.93%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$ 95	$ 296	$ 515	$ 1,143

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 42% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in the common stocks of mid-sized companies and focuses on companies whose stock prices are believed to be undervalued by portfolio management or that have fallen out of favor with the market. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose market capitalization falls, at the time of purchase, within the capitalization range of the Russell Midcap® Value Index. The market capitalizations within the index will vary, but as of December 31, 2024, they ranged from approximately $205 million to $69.66 billion. From time to time, the Portfolio may invest in shares of companies through initial public offerings. The Portfolio may also invest in foreign securities, as well as in real estate investment trusts (“REITs”) and similar REIT-like entities.
As defensive value managers, portfolio management generally looks for companies with:
•
strong management teams;
•
strong and stable balance sheets and solid recurring free cash flows;
•
attractive relative and absolute valuation ratios or that have underperformed recently;
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•
favorable reward to risk characteristics;
•
sustainable competitive advantages that are trading at attractive valuations; and
•
strong long-term prospects.
Portfolio management’s philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. For example, mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
REIT Risk.  REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal
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Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio. Dividends received by the Portfolio from a REIT generally will not constitute qualified dividend income.
Initial Public Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. There can be no assurance that the Portfolio will identify favorable IPO investment opportunities.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Institutional Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	18.29%	Worst Quarter:	1st Quarter 2020	– 29.11%

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Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Mid Cap Value Portfolio
Institutional Shares	13.11%	7.14%	7.60%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	13.07%	8.59%	8.10%

Effective February 25, 2025, the Portfolio changed its broad-based securities market index from the Russell Midcap Value Index to the Russell 3000 Index due to regulatory requirements. The Portfolio retained the Russell Midcap Value Index as a performance benchmark because the Russell Midcap Value Index is more closely aligned with the Portfolio’s investment strategies and investment restrictions. The indices are described below.
•
The Russell 3000 Index measures the performance of the largest 3000 U.S. companies.
•
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Kevin Preloger is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since April 2013. Justin Tugman, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2015.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Additional information about the Portfolios

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in each Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2024.
•
“Annual Fund Operating Expenses” are paid out of a Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Portfolio Summary shows, these costs are borne indirectly by all shareholders.
•
The “Management Fee” is the investment advisory fee rate paid by each Portfolio to the Adviser. Global Research Portfolio, Overseas Portfolio, Forty Portfolio, Research Portfolio, and Mid Cap Value Portfolio each pay an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.60% for Global Research Portfolio and 0.64% for each of Overseas Portfolio, Forty Portfolio, Research Portfolio, and Mid Cap Value Portfolio. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
•
“Other Expenses”
°
include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.
°
include acquired fund fees and expenses, which are indirect expenses a Portfolio may incur as a result of investing in shares of an underlying fund, to the extent such expenses are less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. To the extent that a Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
°
may include reimbursement to Janus Henderson Services US LLC (the “Transfer Agent”), the Portfolios’ transfer agent, of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties.
°
include custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses.
•
The Adviser has contractually agreed to waive and/or reimburse certain Portfolios’ “Total Annual Fund Operating Expenses” to certain limits for at least a one-year period commencing on April 30, 2025. The expense limits are described in the “Management Expenses” section of this Prospectus. Because a fee waiver and/or reimbursement will have a positive effect upon a portfolio’s performance, a portfolio that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to the Adviser as a result of a fee waiver and/or reimbursement that is in place during the period when the performance adjustment applies.
•
All expenses in a Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Portfolios’ Board of Trustees (“Trustees”) may change each Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Portfolio will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Portfolio has an 80% investment policy, the Portfolio will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will achieve its investment objective.
Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Portfolio Summary sections, including the types of securities each Portfolio may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Portfolios may
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use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Portfolio’s composition can change over time. Except for the Portfolios’ policies with respect to illiquid investments, borrowing, and derivatives use, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit, other than illiquid investments, borrowing, and derivatives use, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
Flexible Bond Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Portfolio management’s investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models.
Global Research Portfolio and Research Portfolio each pursue their investment objective by investing primarily in common stocks selected for their growth potential. The Central Research Team selects investments that represent their high-conviction investment ideas in all market capitalizations, styles, and with respect to Global Research Portfolio, geographies. The Central Research Team conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Each sector team compares the appreciation and risk potential of its high-conviction ideas and constructs a sector sleeve that is intended to maximize the best risk-reward opportunities. The sector sleeves are then combined to form the Portfolio’s overall portfolio. The Portfolio Oversight Team, which includes portfolio management, oversees the overall portfolio to manage unintended style risks. Although the Central Research Team may find high-conviction investment ideas anywhere in the world with respect to the Portfolios, the Central Research Team emphasizes investments in securities of U.S.-based issuers for Research Portfolio. Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Global Sustainable Equity Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. In selecting investments, portfolio management employs a “bottom-up” approach that focuses on fundamental research. To identify the universe of investible securities for the Portfolio, portfolio management first employs positive selection criteria that seeks to identify companies that derive at least 50% of their current or future expected revenues from at least one of ten environmental and social themes. Environmental themes include efficiency, cleaner energy, water management, environmental services, and sustainable transport. Social themes include sustainable property and finance, safety, quality of life, knowledge and technology, and health.
Next, portfolio management applies broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue (generally no more than 5-10%, except as noted below) from industries, activities, or assets considered by portfolio management to have a negative impact on society or the environment. A current list of such industries, activities, or assets, which may evolve over time, follows:
•
alcohol;
•
animal testing (non-medical);
•
chemicals of concern;
•
civilian firearms and ammunition;
•
controversial weapons;
•
conventional weapons;
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•
fossil fuels;
•
fur;
•
gambling;
•
genetically modified organisms;
•
human stem cell research;
•
intensive farming;
•
nuclear power generation;
•
pornography;
•
tobacco; and
•
United Nations Global Compact and Organization for Economic Co-operation and Development violators.
In screening such investments, there may be instances where the de minimis limits cannot be expressed quantitatively, in which case portfolio management applies a qualitative assessment of an issuer. Among other things, the qualitative assessment looks at the extent to which an “avoided” activity is part of a company’s business, whether a company is taking action to address and improve upon such activity, and may consider certain issuers, industries or sectors that are in the process of transitioning to sustainable business practices, in which case a threshold of greater than 5-10% may initially be applied.
Issuers are excluded if they derive any revenue from controversial weapons, fossil fuels, or tobacco production. As it relates to the fossil fuels exclusion, portfolio management may invest in issuers generating power from natural gas if the issuer’s strategy involves a transition to renewable energy power generation and they have a carbon intensity aligned with the Paris Agreement on Climate Change.
In addition, portfolio management applies screens to exclude direct investment in:
•
Any issuer whose head office is located in a country or territory included in the latest available version of the European Union’s list of countries and territories not cooperating on tax issuers;
•
Any issuer whose registered office is domiciled in a country or territory on the financial Action Task force blacklist or greylist; and
•
Any issuer that derives 50% or more of its revenues from electricity generation with a greenhouse gas intensity that exceeds certain thresholds for power sector emissions intensity.
In selecting investments, portfolio management will then consider, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. Portfolio management may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. Portfolio management will also consider ESG Factors, which, for this Portfolio, may include climate change, deforestation, biodiversity, human rights, company culture, community relations, board structure and diversity, executive pay, and corporate reporting. Portfolio management seeks to maintain a portfolio of securities that has a carbon footprint and carbon intensity that is at least 20% below the MSCI World Index. At portfolio management’s discretion, the Portfolio will engage with a company’s management regarding matters that may include shareholder rights, governance and remuneration, climate change, carbon emissions, pollution, biodiversity, human capital, and diversity and inclusion.
Portfolio management does not apply these ESG and sustainable investment criteria in managing the Portfolio’s exposure to cash and cash equivalents.
The Portfolio will generally consider selling a stock if, in portfolio management’s opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Portfolio will also consider selling a stock if, in portfolio management’s opinion, the company’s business model no longer meets the ESG and sustainable investment criteria employed in managing the Portfolio.
Overseas Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Portfolio management will generally consider selling a security when, among other things, the security no longer reflects portfolio management’s investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
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Balanced Portfolio pursues its investment objective by normally investing 35-70% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. In choosing equity investments, portfolio management applies a “bottom-up” approach. In other words, equity portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that equity portfolio management will consider in its fundamental analysis include a company’s revenue growth potential, returns on capital, and balance sheet flexibility. Equity portfolio management will generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings. In choosing fixed-income investments, portfolio management’s investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Fixed-income portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models.
Enterprise Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies, as determined by reference to the Russell Midcap Growth Index. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Attributes considered in the process of securities selection may include sustainable growth, return on invested capital, attractive valuation, strength of management, and competitive positioning. The Portfolio will generally consider selling a stock when, in portfolio management’s opinion, there is a change in the company’s or industry’s fundamentals, there is a deterioration in a company’s competitive positioning, or if a company reaches or exceeds its targeted value. The Portfolio will also consider selling a stock if a company’s market capitalization exceeds the top of the medium-sized company range.
Forty Portfolio pursues its investment objective by normally investing in a portfolio of 30-40 common stocks selected for their growth potential. Portfolio management applies a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s sustainable competitive advantages, long-term growth potential, and shareholder value. The Portfolio will generally consider selling a security when, in portfolio management’s opinion, there is a deterioration in a company’s financial, the investment thesis for owning the position has changed, or if the security exceeds its targeted value.
Global Technology and Innovation Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that portfolio management believes will benefit significantly from advances or improvements in technology. The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that portfolio management may consider in its fundamental analysis include the strength of a company’s balance sheet and a company’s projected returns or growth rates. Portfolio management will generally consider selling a position when, among other things, the investment thesis for owning a position has changed or if the position exceeds its targeted value.
Mid Cap Value Portfolio pursues its investment objective by investing primarily in the common stocks of mid-sized companies and focuses on companies whose stock prices are believed to be undervalued by portfolio management or that have fallen out of favor with the market. As defensive value managers, portfolio management generally looks for companies with:
•
strong management teams;
•
strong and stable balance sheets and solid recurring free cash flows;
•
attractive relative and absolute valuation ratios or that have underperformed recently;
•
favorable reward to risk characteristics;
•
sustainable competitive advantages that are trading at attractive valuations; and
•
strong long-term prospects.
Unless the investment objective or policies prescribe otherwise, portfolio management may consider selling a holding if, among other things, the security reaches portfolio management’s price target, if the company has a deterioration of
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fundamentals such as failing to meet key operating benchmarks, or if portfolio management finds a better investment opportunity. Portfolio management may also consider selling a Portfolio holding to meet redemptions.
Cash Position
The Portfolios may not always stay fully invested. For example, when portfolio management believes that market conditions are unfavorable for investing, or when it is otherwise unable to locate attractive investment opportunities, a Portfolio’s cash or similar investments may increase. Due to differing investment strategies, the cash positions among the Portfolios may vary significantly. When a Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent a Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.
In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, the Portfolio may not achieve its investment objective.
Derivatives
A Portfolio may invest in derivatives, which are financial instruments whose value is derived from, or directly linked to, an underlying asset, instrument, currency, or index. A Portfolio may take long and short positions in derivatives. Derivatives can be used for hedging purposes or for non-hedging purposes, such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses. Such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs.
Emerging Markets
Within the parameters of its specific investment policies, each Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which a Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
ESG Integration
As part of a Portfolio’s investment process, with the exception of Global Sustainable Equity Portfolio, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors may include corporate governance, political governance, executive pay, board structure and diversity, business ethics, corporate reporting, company culture, human capital management and diversity, community relations, human rights, exposure to climate change, biodiversity, and deforestation. Portfolio management focuses on the ESG Factors it considers most likely to have a material impact on the long-term financial performance of the issuer, which includes identifying ESG Factors attributable to a particular region, sector, industry, or issuer. To facilitate its assessment of ESG Factors, portfolio management uses issuer reports, third-party data and internally- generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision. Portfolio management may assess the relevance of ESG Factors to its fundamental research process differently across issuers, sectors, regions, and asset classes.
Exchange-Traded Funds
A Portfolio may invest in exchange-traded funds (“ETFs”). ETFs are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Portfolio, which will be indirectly paid by such Portfolio. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. Since ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments, there may be times when ETFs trade at a premium or discount.
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Foreign Securities
Each Portfolio may invest in foreign securities. Portfolio management seeks investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. The Portfolios may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield Bonds
Within the parameters of their specific investment policies, certain Portfolios may invest in bonds that are rated below investment grade (also known as “junk” bonds), such as BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or is an unrated bond of similar quality. A Portfolio may also invest in unrated bonds of foreign and domestic issuers.
Illiquid Investments
Each Portfolio will not acquire any illiquid investment if, immediately after the acquisition, a Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Inflation-Linked Securities
A Portfolio may invest in inflation-linked securities, including Treasury Inflation-Protected Securities (also known as TIPS), municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. TIPS are inflation-linked bonds issued by the U.S. Government. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Inflation-linked bonds are fixed-income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds.
Inflation-linked bonds normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Portfolio.
In the case of TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed. When TIPS mature, the holder is paid the adjusted principal or original principal, whichever is greater. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value or maturity amount of the inflation-linked bond repaid at maturity may be less than the original principal.
Initial Public Offerings and Secondary Offerings
A Portfolio may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. A Portfolio may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of a Portfolio’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available for investment using derivatives, short sales, when-issued, delayed delivery, or forward commitment transactions, or other similar transactions. The use of other investment techniques can also create a leveraging effect on a Portfolio.
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Loans
Flexible Bond Portfolio and Balanced Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis.
Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
Certain Portfolios may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities, as well as the securities of other government or government-related entities, are not backed by the full faith and credit of the U.S. Government.
A Portfolio may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized loan obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio’s yield and return.
Nondiversification
Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. Forty Portfolio, Research Portfolio, and Global Technology and Innovation Portfolio are classified as nondiversified. A portfolio that is classified as nondiversified has the ability to take larger positions in more securities than a portfolio that is classified as diversified. This gives a portfolio that is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as the most attractive for the investment objective and strategy of the portfolio. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio that is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio that is classified as diversified. This fluctuation, if significant, may affect the performance of the portfolio.
Portfolio Turnover
In general, each Portfolio intends to purchase securities for long-term investment, although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity
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needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio (including due to shareholder purchases and redemptions), the nature of a Portfolio’s investments, and the investment style of portfolio management. Changes are normally made in a Portfolio’s holdings whenever portfolio management believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Portfolios.
Due to the nature of the securities in which Flexible Bond Portfolio invests, it may have relatively high portfolio turnover compared to other portfolios.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on a Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolios’ historical turnover rates.
REITs and Real Estate-Related Securities
Each Portfolio may invest in equity and debt securities of real estate-related companies. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities (such as real estate operating companies (“REOCs”)). A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
Similar to REITs, REOCs are publicly-traded real estate companies that typically engage in the development, management or financing of real estate, such as homebuilders, hotel management companies, land developers and brokers. REOCs, however, have not elected (or are not eligible) to be taxed as a REIT. The reasons for not making such an election include the (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) ability to retain earnings. Instead, REOCs are generally structured as “C” corporations under the Internal Revenue Code of 1986, as amended, and, as a result, are not required to distribute any portion of their income. In this regard, although REOCs do not receive the same favorable tax treatment that is accorded to REITs, REOCs are typically subject to fewer restrictions than REITs, including the ability to retain and/or reinvest funds from operations and more flexibility in terms of the real estate investments they can make.
Securities Lending
Certain Portfolios may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase a replacement security in the market. There is a risk that the value of the collateral could be insufficient to cover the cost of the replacement security resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Short Sales
The Portfolios may invest in short positions through short sales of stocks and structured products, and through derivatives that include swaps, uncovered written calls, and futures. A Portfolio may also engage in short sales “against the box” and
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options for hedging purposes. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the security sold short. If a short squeeze occurs, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Portfolio’s losses are potentially unlimited in a short sale transaction. A Portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in the Portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the Portfolio’s performance.
A Portfolio may enter into a derivatives transaction to obtain short investment exposure to an underlying reference asset. If the value of the underlying reference asset on which a Portfolio has obtained a short investment exposure increases, the Portfolio will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes a Portfolio to credit risk, counterparty risk, and leverage risk.
Special Situations
Certain Portfolios may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of portfolio management, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and a Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Sustainable Investing
Sustainable investing is an investment approach utilized by Global Sustainable Equity Portfolio that focuses on companies that are related to certain sustainable development themes, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations.
Swap Agreements
Certain Portfolios may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the
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Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, currency, inflation index, and total return are described in the “Glossary of Investment Terms.”
Index Credit Default Swaps. Certain Portfolios may invest in index credit default swaps (“CDX”). CDX are swaps on an index of credit default swaps. CDX allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or a commercial mortgage-backed index) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis.
TBA Commitments
A Portfolio may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value. Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government Securities
Certain Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Portfolio, with the exception of Flexible Bond Portfolio, may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not intended to be principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios’ assets or reducing risk; however, they may not achieve the Portfolios’ investment objectives. These securities and strategies may include:
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debt securities (such as bonds, notes, sovereign debt, and debentures)
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preferred stocks and securities convertible into common stocks or preferred stocks
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indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
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securities purchased on a when-issued, delayed delivery, or forward commitment basis
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equity and fixed-income securities issued in private placement transactions
Unless otherwise stated within its specific investment policies, Flexible Bond Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not intended to be
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principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:
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equity securities (such as stocks or any other security representing an ownership interest)
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preferred stocks and securities convertible into common stocks or preferred stocks
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pass-through securities including mortgage dollar rolls
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collateralized debt obligations, collateralized mortgage obligations, and other similarly structured securities
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pay-in-kind, and step coupon securities
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securities purchased on a when-issued, delayed delivery, or forward commitment basis
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equity and fixed-income securities issued in private placement transactions

Risks of the Portfolios
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolios. To varying degrees, the Portfolios may invest in equity securities, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Portfolios, including those risks that are summarized in the Portfolio Summary sections. This information also includes descriptions of other risks a Portfolio may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio. The impact of the following risks on a Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in a Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.
Collateralized Loan Obligation Risk. The risks of investing in a collateralized loan obligation (“CLO”) can be generally summarized as a combination of economic risks of the underlying loans and the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which a Portfolio is invested. Higher rated tranches (such as AAA rated tranches) do not constitute a guarantee and in stressed market environments it is possible that these CLO tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and significant losses experienced by subordinated/equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. Portfolio management may not be able to accurately predict how specific CLOs or the portfolio of underlying loans for such CLOs will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLOs are interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.
Collateralized Mortgage Obligation Risk. Collateralized mortgage obligations (“CMOs”) are a type of mortgage-backed security. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Portfolio invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the Adviser, it is possible that a Portfolio could lose all or substantially all of its investment.
Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Portfolio. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery,
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and/or recovery may be delayed. A Portfolio may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, a Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk. Through a Portfolio’s investments in fixed-income securities, a Portfolio is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a security. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Portfolio’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Portfolio’s return and yield. If a security has not received a rating, a Portfolio must rely upon the Adviser’s credit assessment, which if incorrect can also impact the Portfolio’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Credit Risk Transfer Securities Risk. Credit risk transfer securities (“CRTs”) are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as a Portfolio have no direct recourse to the underlying mortgage loans in the event of a default. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored enterprises or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. These risks are in addition to the risks described under “Fixed-Income Securities Risk.”
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Portfolio to be more volatile than if it had not used leverage.
The Portfolios may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that portfolio management’s use of derivative investments will benefit the Portfolios. A Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.
Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments.
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Futures and Swaps Related to Interest Rate Risk. A Portfolio’s investments in interest rate futures, swaps, or futures on interest rate sensitive securities entail the risk that portfolio management’s prediction of the direction of interest rates is wrong, and the Portfolio could incur a loss. In addition, due to the possibility of price distortions in the interest rate
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futures or swaps markets, or an imperfect correlation between the underlying instrument and the interest rate portfolio management is seeking to hedge, a correct forecast of general interest rate trends by portfolio management may not result in the successful use of futures and swaps related to interest rates.
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Index Credit Default Swaps Risk. If a Portfolio holds a long position in CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by CDX. By investing in CDX, a Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDX also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty.
Emerging Markets Risk. Within the parameters of its specific investment policies, each Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that a Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio’s investments.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, a Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that a Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. A Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Portfolio invests in Chinese or other local market securities.
Emerging market countries in which a Portfolio may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
ESG Integration Risk. There is a risk that considering ESG Factors as part of a Portfolio’s investment process, with the exception of Global Sustainable Equity Portfolio, may fail to produce the intended results or that a Portfolio may perform differently from portfolios that have a similar investment style but do not formally incorporate such considerations in their strategy. While portfolio management believes that the consideration of financially material ESG Factors has the potential to provide better risk-adjusted returns, ESG Factors may not be considered for every investment decision and there is no guarantee that the consideration of ESG Factors will result in better performance. In addition, information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop, and may be incomplete, inaccurate, use different methodologies or be applied differently across issuers and industries. Further, the U.S. regulatory landscape regarding the use of ESG Factors in investing is still developing and future rules and regulations may require a Portfolio to modify or alter its investment process and/or how it discloses its consideration of ESG Factors.
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ESG Investment Risk. Because Global Sustainable Equity Portfolio considers ESG Factors (as defined in the Portfolio Summary) in selecting securities, the Portfolio may perform differently than portfolios that do not consider ESG Factors. Due to the ESG considerations and exclusionary criteria employed by the Portfolio, the Portfolio may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply similar criteria. ESG-related information provided by issuers and third parties, upon which portfolio management may utilize, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Portfolio to modify or alter its investment process. Similarly, government policies incentivizing companies to consider their environmental or social practices may fall out of favor, which could potentially limit the Portfolio’s investment universe. There is also a risk that the issuers identified through the investment process employed by the Portfolio may fail to adhere to positive environmental or social practices, which may result in selling a security when it might otherwise be disadvantageous to do so.
Exchange-Traded Funds Risk. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When a Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Portfolio may invest are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Portfolio invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk. The Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may hold debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Portfolio’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish a Portfolio’s yield and performance.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause a Portfolio to reinvest its assets in securities with lower yields, resulting in a decline in a Portfolio’s income or return potential. Fixed-income securities may also be subject to extension risk, valuation risk and liquidity risk. Extension risk is the risk that during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall. Valuation risk is the risk that one or more of the fixed-income securities in which a Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s
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perception of such strength, or in the credit rating of the issuer of the security. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, a Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Portfolio’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. To the extent a Portfolio invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that a Portfolio invests in derivatives tied to fixed-income securities, such Portfolio may be more substantially exposed to these risks than a portfolio that does not invest in such derivatives. The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Similarly, the amount of assets deemed illiquid remaining within a Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Foreign Exposure Risk. Within the parameters of its specific investment policies, each Portfolio may invest in foreign equity and debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Additional risks may be present with respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
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Currency Risk. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
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Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Portfolio. Such factors may hinder a Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
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Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict a Portfolio’s ability to buy affected securities or force a Portfolio to dispose of any affected securities it has previously purchased at an inopportune time. As a result, a Portfolio may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries,
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may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
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Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
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Transaction Costs Risk. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Geographic Concentration Risk. To the extent that a Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified portfolio, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Portfolio’s performance.
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European Investments Risk. Exposure to investments in European countries may expose a Portfolio to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Portfolio may be exposed to investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “EMU”) (together, with the EU, the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and major trading partners outside Europe.
Growth Securities Risk. Certain Portfolios invest in companies that portfolio management believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing a Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
High-Yield Bond Risk. High-yield bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Portfolio’s exposure to industry and sector risk.
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Industrials Sector Risk. The industrials sector is comprised of companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment, and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation and spending, import controls, and worldwide competition. In addition, companies may be adversely affected by environmental damages, product liability claims and exchange rates, and may face product obsolescence due to rapid technological developments and frequent new product introduction.
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Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which a Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
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Semiconductor Industry Risk. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies typically face intense competition, potentially rapid product obsolescence and high capital costs and are dependent on third-party suppliers and the availability of materials. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Semiconductor companies are also affected by the economic performance of their customers.
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Software Industry Risk. Software companies can be significantly affected by intense competition, aggressive pricing, technological innovation, product obsolescence, and the ability to attract and retain skilled employees. Software companies also may be dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.
Inflation Risk. Inflation risk is the risk that the value of certain assets or real income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of a Portfolio’s assets and distributions may decline. This risk may be elevated in a low interest rate environment.
Inflation-Linked Investments Risk. Inflation-linked bonds (including TIPS), and other inflation-linked securities normally will decline in price when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-linked bonds may experience greater losses than other fixed-income securities with similar durations. Except for a Portfolio’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value or maturity amount of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to a Portfolio.
Initial Public Offering and Secondary Offering Risk. A Portfolio’s purchase of shares issued in an IPO exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Portfolios, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. There can be no assurance that the Portfolios will identify favorable IPO investment opportunities. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. In addition, as a portfolio increases in size, the impact of IPOs on the portfolio’s performance will generally decrease.
A Portfolio may purchase shares in secondary offerings. Secondary offerings may expose a Portfolio to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a portfolio to the extent that it has a small asset base and the portfolio may not experience similar performance as its assets grow. Secondary offering shares frequently are volatile in price. As a result, a Portfolio may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of a Portfolio and may lead to increased expenses for a Portfolio, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond
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prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.
Issuer Concentration Risk. A Portfolio’s holdings may be comprised of a relatively small number of issuers in comparison to other portfolios. As a result, the Portfolio may be subject to greater risks than a portfolio that invests in a greater number of issuers. A change in the value of any single investment held by a Portfolio may affect the overall value of the Portfolio more than it would affect a portfolio that holds more investments. In particular, a Portfolio may be more susceptible to adverse developments affecting any single issuer held by the Portfolio and may be susceptible to greater losses because of these developments.
Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose a Portfolio to greater risk and increase its costs. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended, and the rules thereunder. Increases and decreases in the value of a Portfolio’s holdings will be magnified when the Portfolio uses leverage.
Liquidity Risk. A Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Portfolio’s value or prevent such Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Portfolio invests in Rule 144A and other securities exempt from certain registration requirements that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s net asset value and may increase brokerage costs.
Loan Risk. Flexible Bond Portfolio and Balanced Portfolio may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
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Bank Loan Risk. The bank loans in which Flexible Bond Portfolio and Balanced Portfolio invest may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because the Adviser, in the course of investing a Portfolio’s assets in loans, may have access to material non-public information regarding the borrower, the ability of a Portfolio to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent a Portfolio invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment.
If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan
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agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause a Portfolio to lose income or principal on a particular investment, which in turn could affect a Portfolio’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to a Portfolio. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in a Portfolio realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to a Portfolio.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Portfolio’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, a Portfolio may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Portfolio).
A Portfolio may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. A Portfolio may also invest in other floating rate debt securities or other investments. For example, a Portfolio may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from a Portfolio’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. A Portfolio’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
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Bridge Loan Risk. Investments in bridge loans subject a Portfolio to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
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DIP Loan Risk. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, a Portfolio’s only recourse will be against the property securing the DIP loan.
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Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Market Risk. The value of a Portfolio’s holdings may decrease if the value of one or more issuers in the Portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, armed conflicts, including related sanctions, social unrest, tariffs, trade disputes, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant and negative impact on the global economies and financial markets.
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Armed Conflicts Risk. Examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions, and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the United States and broader global economy and the markets for certain securities and commodities.
Money Market Fund Investment Risk. The Portfolios may have cash balances that have not been invested in portfolio securities, which may be used to purchase shares of affiliated or non-affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds, as part of a cash sweep program. By investing in a money market fund, the Portfolios will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and a Portfolio may lose money. To the extent a Portfolio transacts in instruments such as derivatives, such Portfolio may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from such Portfolio’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their net asset values. Certain money market funds have in the past failed to maintain stable net asset values, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the Securities and Exchange Commission (the “SEC”) require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s net asset value per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating net asset value requirements, as described above. In addition, certain money market funds may impose a discretionary fee (up to 2%) upon sale of shares because of market conditions or other factors if a fund’s board or delegate believes such fee is in the best interest of the fund.
Recently adopted amendments to Rule 2a-7 will also require certain money market funds, excluding government money market funds and retail money market funds, to impose mandatory liquidity fees when a fund experiences net redemptions that exceed 5% of its net assets, unless the fund’s liquidity costs are de minimis (i.e., less than 1 basis point).
There can be no assurance that a Portfolio’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that a Portfolio directly bears, a Portfolio indirectly bears the fees and expenses of any money market fund in which it invests.
Mortgage- and Asset-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Portfolio that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Portfolio’s returns because the Portfolio will have to reinvest that money at lower prevailing interest rates. Investments in certain mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or
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substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of a Portfolio’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. A Portfolio could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Nondiversification Risk. Forty Portfolio, Research Portfolio, and Global Technology and Innovation Portfolio are classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security held by a Portfolio may have a greater impact on the Portfolio’s net asset value and total return. Being nondiversified may also make a Portfolio more susceptible to financial, economic, political, or other developments that may impact a security. Although a Portfolio may satisfy the requirements for a diversified portfolio, and has from time to time operated as diversified, its nondiversified classification gives portfolio management more flexibility to hold larger positions in more securities than a portfolio that is classified as diversified.
Portfolio Management Risk. The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies and research process employed for the Portfolios may fail to produce the intended results. Accordingly, the Portfolios may underperform benchmark indices or other funds with similar investment objectives.
Private Placements and Other Exempt Securities Risk. Investments in private placements and other securities exempt from certain registration requirements could decrease a Portfolio’s liquidity profile or prevent a Portfolio from disposing of them promptly at advantageous prices. Private placements and other securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Portfolio may get only limited information about the issuer of a private placement or other security exempt from certain registration requirements.
REIT and Real Estate-Related Securities Risk. To the extent a Portfolio holds REITs and REIT-like entities, it may be subject to the additional risks associated with REIT and REIT-like investments. REITs and REIT-like entities are subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs, changes in capital markets and interest rates, management skill in running a REIT, and the creditworthiness of the REIT. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. In addition, mortgage REITs (similar to direct investments in mortgage-backed securities) are subject to prepayment risk. Equity REITs and mortgage REITs are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. While equity REITs and mortgage REITs may provide exposure to a large number of properties, such properties may be concentrated in a particular industry, region, or housing type, making such investments more vulnerable to unfavorable developments to economic or market events. Certain “special purpose” REITs in which a Portfolio may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors. A Portfolio’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of a Portfolio’s expenses. The value of investments in REOCs will generally be affected by the same factors that adversely affect REIT investments; however, REOCs may also be adversely affected by income streams derived from businesses other than real estate ownership.
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Additionally, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.
Small- and Mid-Sized Companies Risk. A Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, small- and mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on a Portfolio’s returns, especially as market conditions change.
Sovereign Debt Risk. A Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Investments in sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Sustainable Investment Risk. Global Sustainable Equity Portfolio follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Portfolio may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector, which may make the Portfolio more vulnerable to unfavorable developments in a particular sector than portfolios that invest more broadly. Additionally, due to its exclusionary criteria, the Portfolio may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply this criteria. In addition, since sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Portfolio may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which portfolio management may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. As the regulatory landscape around responsible investing continues to evolve across regions, future rules and regulations may require the Portfolio to modify or alter its investment process. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Portfolio selling a security when it might otherwise be disadvantageous to do so.
TBA Commitments Risk. A Portfolio may enter into “to be announced” or “TBA” commitments. Although TBA commitments must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to a Portfolio may be less favorable than expected. There is a risk that the security that a Portfolio buys will lose value between the purchase and settlement dates. When a Portfolio sells a TBA security prior to settlement, it does not participate in future gains or losses with respect to the security. A Portfolio is generally not
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required to pay for the TBA security until the settlement date and, as a result, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
Variable Interest Entities (“VIEs”) Risk. In seeking exposure to Chinese issuers, a Portfolio may invest in VIE structures, which in addition to the risks listed under “Foreign Exposure Risk” and “Emerging Markets Risk,” present additional complexity and risks that may not be present in other organizational structures. VIE structures enable foreign investors, such as a Portfolio, to obtain exposure to a Chinese operating company through a contractual agreement without having equity ownership of such company. The Chinese government could determine at any time, and without notice, that the agreements establishing the VIE structure do not comply with Chinese law and regulations, which could result in potential penalties, revocation of business and operating licenses, or forfeiture of ownership interests. Additionally, because VIEs operate using contractual arrangements rather than having equity ownership, foreign investors do not have rights of direct equity owners including rights to residual profits or control over management.
Warrants and Rights Risk. The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities Risk. These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a discount from their face value. Zero-coupon securities do not pay interest until maturity. Step-coupon securities pay coupon interest that increases or decreases over the life of the bond. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, a Portfolio may lose its entire investment. A Portfolio generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though the Portfolio will not receive all of the income on a current basis or in cash. Thus, a Portfolio may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.
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Management of the Portfolios

Investment adviser
Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Portfolio. The Adviser is responsible for the day-to-day management of the Portfolios’ investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios’ investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of each Portfolio. The Adviser utilizes a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Janus Henderson Investors UK Limited and Janus Henderson Investors (Jersey) Limited (collectively, “JHIUKL”), pursuant to which one or more Janus Henderson employees, acting for JHIUKL, may also serve as “associated persons” of the Adviser. In this capacity, such Janus Henderson employees, acting for JHIUKL, are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to Global Sustainable Equity Portfolio on behalf of the Adviser.
The Adviser (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson mutual funds as well as the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).
Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Portfolio’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Portfolio’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to a Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Portfolio. In the event that the Adviser hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
The Adviser furnishes certain administration, compliance, and accounting services to the Portfolios, including providing office space for the Portfolios and providing personnel to serve as officers to the Portfolios. The Portfolios reimburse the Adviser for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of the Adviser’s employees and Portfolio officers, including the Portfolios’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolios. The Portfolios pay these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolios.

Management expenses
Each Portfolio pays the Adviser an investment advisory fee and incurs expenses, including administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Portfolio’s investment advisory fee is calculated daily and paid monthly. Each Portfolio’s advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay.
The following tables reflect each Portfolio’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual compensation rate paid by each Portfolio to the Adviser after any applicable fee waivers and/or expense reimbursements.
Fixed-Rate Investment Advisory Fee
The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio’s average daily net assets.
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Portfolio Name	Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%) (annual rate)	Actual Compensation Rate Paid to Adviser (%) (for the fiscal year ended December 31, 2024)
Fixed Income
Flexible Bond Portfolio	First $300 Million	0.55	0.45
	Over $300 Million	0.45
Global & International
Global Sustainable Equity Portfolio	First $2 Billion	0.75	0.00 (1)
	Over $2 Billion	0.70
Growth & Core
Balanced Portfolio	All Asset Levels	0.55	0.55
Enterprise Portfolio	All Asset Levels	0.64	0.64
Specialty Equity
Global Technology and Innovation Portfolio	All Asset Levels	0.64	0.64

(1)
For the fiscal year ended December 31, 2024, the Portfolio did not pay any compensation to the Adviser after any applicable fee waivers/expense reimbursements because the Portfolio’s fee waiver exceeded the investment advisory fee.
Performance-Based Investment Advisory Fee
As reflected in the table below, Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio each pay an investment advisory fee rate that may adjust up or down based on each Portfolio’s performance relative to the cumulative investment record of its performance fee benchmark index (referred to in this section as the “benchmark index”) over a rolling 36-month performance measurement period. The second column in the table below shows each Portfolio’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each Portfolio’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Portfolio’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual compensation rate paid by each Portfolio after any applicable fee waivers and/or expense reimbursements as of the end of the fiscal year.
As an example, if a Portfolio outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Portfolio underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Portfolio Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Compensation Rate Paid to Adviser (%) (for the fiscal year ended December 31, 2024)
Global Research Portfolio	0.60	± 6.00%	0.63	0.63
Mid Cap Value Portfolio	0.64	± 4.00%	0.75	0.75
Research Portfolio	0.64	± 5.00%	0.56	0.56
Overseas Portfolio	0.64	± 7.00%	0.77	0.77
Forty Portfolio	0.64	± 8.50%	0.51	0.51

For Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance
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adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Portfolio has performed relative to its benchmark index as shown below:
Portfolio Name	Benchmark Index
Global Research Portfolio	MSCI World Index
Mid Cap Value Portfolio	Russell Midcap Value Index
Research Portfolio	Russell 1000 Growth Index
Overseas Portfolio	MSCI All Country World ex-USA Index
Forty Portfolio	Russell 1000 Growth Index

The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to the Adviser by each Portfolio in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month rolling performance measurement period.
No Performance Adjustment is applied unless the difference between a Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses whereas a Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Portfolio.
The application of an expense limit, if any, will have a positive effect upon Mid Cap Value Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by the Adviser.
The investment performance of a Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After the Adviser determines whether a particular Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of that Portfolio’s benchmark index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it depends on the performance of each Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of each Portfolio.
A discussion regarding the basis for the Trustees’ approval of the Portfolios’ investment advisory agreements is included in each Portfolio’s financial statements located in Form N-CSR for the periods ending December 31 and June 30. The Portfolios’ annual or semiannual financial statements are available, free of charge, at janushenderson.com/VIT or by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687.
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Fee Waivers and Expense Limitations
The Adviser has contractually agreed to waive the advisory fee payable by each Portfolio listed below or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses, exceed the annual rate shown below. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.
With respect to Flexible Bond Portfolio and Balanced Portfolio, the Adviser has contractually agreed to waive and/or reimburse a portion of each Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which each Portfolio invests. Pursuant to this agreement, the waiver amount is equal to the amount of the Portfolio’s assets invested in the affiliated ETFs, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF, less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETFs (including, but not limited to custody, sub-administration, transfer agency, legal, and audit fees).
These contractual waivers may be modified or terminated only at the discretion of the Board of Trustees. For information about how the expense limit affects the total expenses of each Portfolio, if applicable, see the “Fees and Expenses of the Portfolio” table in each Portfolio Summary of the Prospectus. The Adviser has agreed to continue each waiver for at least a one-year period commencing on April 30, 2025.
Portfolio Name	Expense Limit Percentage (%)
Fixed Income
Flexible Bond Portfolio	0.52
Global & International
Global Sustainable Equity Portfolio	0.68(1)
Specialty Equity
Global Technology and Innovation Portfolio	0.88(2)
Value
Mid Cap Value Portfolio(3)	0.77

(1)
The previous expense limit (for the one-year period commencing April 29, 2024) was 0.80%.
(2)
The previous expense limit (for the one-year period commencing April 29, 2024) was 0.95%.
(3)
The Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index during a measurement period. Because a fee waiver and/or reimbursement will have a positive effect upon the Portfolio’s performance, a fee waiver and/or reimbursement that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the Adviser.

Portfolio management
Flexible Bond Portfolio

Co-Portfolio Managers Michael Keough, John Lloyd, and Greg Wilensky are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the others.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since December 2015. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
John Lloyd is Lead, Multi-Sector Credit Strategies of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since June 2024. Mr. Lloyd is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser as a research analyst in January 2005. Mr. Lloyd holds a Bachelor of Arts degree in Economics from the University of Michigan and a Master of Business Administration degree from Tuck School of Business at Dartmouth College.
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Greg Wilensky, CFA, is Head of U.S. Fixed-Income of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Business Administration from Washington University and a Master of Business Administration degree from the University of Chicago. Mr. Wilensky holds the Chartered Financial Analyst designation.
Global Research Portfolio

The Central Research Team selects investments for Global Research Portfolio and has done so since May 2013. The Central Research Team consists of the Adviser’s equity research analysts. The Portfolio Oversight Team oversees the Portfolio’s holdings. Joshua Cummings and John Jordan are members of the Portfolio Oversight Team and are primarily responsible for the day-to-day management of the Portfolio.
Joshua Cummings, CFA, is Head of the Consumer Sector Team and the Communications Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Global Research Portfolio, which he has co-managed since January 2024. Mr. Cummings is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2016. He holds a Bachelor of Arts degree in Economics from Colby College and a Master of Business Administration degree in Finance and Accounting from New York University. Mr. Cummings holds the Chartered Financial Analyst designation.
John Jordan is Head of the Financials Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Global Research Portfolio, which he has co-managed since January 2024. Mr. Jordan is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2008. He holds a Bachelor of Arts degree in History and Economics from the University of Virginia where he graduated with high distinction and was a member of Phi Beta Kappa. Mr. Jordan also holds a Juris Doctor from Yale Law School.
Global Sustainable Equity Portfolio

Co-Portfolio Managers Hamish Chamberlayne and Aaron Scully jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Hamish Chamberlayne, CFA, is Head of Global Sustainable Equities of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Global Sustainable Equity Portfolio, which he has co-managed since inception in June 2020. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Chamberlayne joined Henderson Global Investors Limited in 2007. He holds a Master’s degree in Chemistry from New College, Oxford University. Mr. Chamberlayne holds the Chartered Financial Analyst designation.
Aaron Scully, CFA, is Executive Vice President and Co-Portfolio Manager of Global Sustainable Equity Portfolio, which he has co-managed since inception in June 2020. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Scully joined the Adviser in 2001 as a corporate financial analyst. He holds a Bachelor of Science degree in Finance from Indiana University. Mr. Scully holds the Chartered Financial Analyst designation.
Overseas Portfolio

Co-Portfolio Managers Julian McManus and Christopher O’Malley are responsible for the day-to-day management of the Portfolio. Mr. McManus, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Julian McManus is Executive Vice President and Lead Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2018. Mr. McManus is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Japanese and Law from the University of London, where he graduated with honors.
Christopher O’Malley, CFA, is Executive Vice President and Co-Portfolio Manager of Overseas Portfolio, which he has co-managed since January 2024. Mr. O’Malley is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2017. Mr. O’Malley holds a Bachelor of Arts degree, with a concentration in Political Science and Economics, from Providence College and a Master of Business Administration degree, with concentrations in Finance, Accounting, and General Management, from the University of Chicago Booth School of Business. He holds the Chartered Financial Analyst designation.
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Balanced Portfolio

Co-Portfolio Managers Jeremiah Buckley, Michael Keough, and Greg Wilensky are responsible for the day-to-day management of the Portfolio. Messrs. Keough and Wilensky focus on the fixed-income portion of the Portfolio. Mr. Buckley focuses on the equity portion of the Portfolio.
Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since December 2015. Mr. Buckley is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. He holds the Chartered Financial Analyst designation.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since December 2019. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
Greg Wilensky, CFA, is Head of U.S. Fixed-Income of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Business Administration from Washington University and a Master of Business Administration degree from the University of Chicago. Mr. Wilensky holds the Chartered Financial Analyst designation.
Enterprise Portfolio

Co-Portfolio Managers Brian Demain and Cody Wheaton are responsible for the day-to-day management of the Portfolio. Mr. Demain, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Brian Demain, CFA, is Executive Vice President and Lead Portfolio Manager of Enterprise Portfolio, which he has managed or co-managed since November 2007. Mr. Demain is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree (summa cum laude) in Economics from Princeton University, where he was a recipient of the Daniel L. Rubinfeld ’67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.
Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has co-managed since July 2016. Mr. Wheaton is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst designation.
Forty Portfolio

Co-Portfolio Managers Brian Recht and Nick Schommer jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Brian Recht is Executive Vice President and Co-Portfolio Manager of Forty Portfolio, which he has co-managed since March 2022. Mr. Recht is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2015. Mr. Recht holds a Bachelor of Arts degree (summa cum laude) in Government from Dartmouth College where he was a member of Phi Beta Kappa. He also holds a Master of Business Administration degree from the Stanford Graduate School of Business and a Juris Doctorate from Stanford Law School.
Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of Forty Portfolio, which he has co-managed since January 2016. Mr. Schommer is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Chemistry from the U.S. Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master of Business Administration degree from the UCLA Anderson School of Management. Mr. Schommer holds the Chartered Financial Analyst designation.
Research Portfolio

The Central Research Team selects investments for Research Portfolio and has done so since May 2017. The Central Research Team consists of the Adviser’s equity research analysts. The Portfolio Oversight Team oversees the Portfolio’s holdings. Joshua Cummings and John Jordan are members of the Portfolio Oversight Team and are primarily responsible for the day-to-day management of the Portfolio.
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Joshua Cummings, CFA, is Head of the Consumer Sector Team and the Communications Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Research Portfolio, which he has co-managed since January 2024. Mr. Cummings is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2016. He holds a Bachelor of Arts degree in Economics from Colby College and a Master of Business Administration degree in Finance and Accounting from New York University. Mr. Cummings holds the Chartered Financial Analyst designation.
John Jordan is Head of the Financials Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Research Portfolio, which he has co-managed since January 2024. Mr. Jordan is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2008. He holds a Bachelor of Arts degree in History and Economics from the University of Virginia where he graduated with high distinction and was a member of Phi Beta Kappa. Mr. Jordan also holds a Juris Doctor from Yale Law School.
Global Technology and Innovation Portfolio

Co-Portfolio Managers Jonathan Cofsky and Denny Fish are responsible for the day-to-day management of the Portfolio. Mr. Fish, as Lead Portfolio Manager, has the authority to exercise final decision-making on the Portfolio.
Jonathan Cofsky, CFA, is Executive Vice President and Co-Portfolio Manager of Global Technology and Innovation Portfolio, which he has co-managed since March 2022. Mr. Cofsky is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2014. Mr. Cofsky holds a Bachelor of Arts degree in Economics from Dartmouth College. He holds the Chartered Financial Analyst designation.
Denny Fish is Head of the Technology Sector Team at Janus Henderson Investors. He is Executive Vice President and Lead Portfolio Manager of Global Technology and Innovation Portfolio, which he has managed or co-managed since January 2016. Mr. Fish is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Civil Engineering from the University of Illinois and a Master of Business Administration degree from the University of Southern California Marshall School.
Mid Cap Value Portfolio

Co-Portfolio Managers Kevin Preloger and Justin Tugman are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Kevin Preloger is Executive Vice President and Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since April 2013. Mr. Preloger is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Economics from Northwestern University.
Justin Tugman, CFA, is Executive Vice President and Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since March 2015. Mr. Tugman is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master of Business Administration degree from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.
Information about portfolio management’s compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in the Portfolio(s) that they manage, is included in the SAI.
Conflicts of Interest
The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios’ SAI.
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Other information

Classes of Shares
Only Institutional Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans, that require a fee from Portfolio assets to procure distribution and/or administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares, please call 1-800-525-0020. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Closed Portfolio Policies
A Portfolio may limit sales of its Shares to new investors. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

Liquidation/Reorganization of a Portfolio
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio without seeking shareholder vote or consent.

DISTRIBUTION OF THE Portfolios
The Portfolios are distributed by Janus Henderson Distributors US LLC (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Portfolios, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. A portion of a Portfolio’s distributions received from REITs may be classified as a return of capital for federal income tax purposes. As a result, the Portfolio is more likely to make distributions that are treated as returns of capital, and possibly in greater amounts, than a portfolio that does not invest in REITs. Distributions are made at the class level, so they may vary from class to class within a single portfolio.
Distribution Schedule
Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Unless otherwise instructed, distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolios.
How Distributions Affect a Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the Shares have been held. Undistributed dividends and net capital gains are included in each Portfolio’s daily net asset value (“NAV”). The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolios may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.
Taxation of the Portfolios
Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.
The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. If a Portfolio invests in partnerships, it may be subject to state tax liabilities.
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Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select specific Portfolios as investment options for a contract or a qualified retirement plan.
With certain exceptions, the Portfolios are generally available only to shareholders residing in the United States and employees of the Adviser or its affiliates. For purposes of this policy, the Portfolios require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Portfolio.

Pricing of portfolio shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio’s NAV is calculated as of the close of the trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by a Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after a request is received in good order by a Portfolio or its agents. In order to receive a day’s price, an order must be received in good order by a Portfolio (or insurance company or plan sponsor) or its agents by the close of the trading session of the NYSE.
Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). To the extent available, domestic and foreign equity securities traded on a securities exchange, including exchange-traded funds, are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith by the Adviser pursuant to the Valuation Procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair valuation may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Valuation Procedures provide for the use of systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The methodologies employed when fair valuing Portfolio holdings may change from time to time. Because fair value pricing involves subjective judgments, it is possible that the fair value determination for a security may be different than the value that could be realized when selling that security.
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Due to the subjective nature of systematic fair valuation, the value of a particular security may be different from the last quoted market price. Systematic fair valuation may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Valuation Procedures and the Trust’s excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other mutual funds held by a Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation.
Generally, futures contracts and/or options on futures are valued at the actual settlement price on valuation date on the exchange as reported by an approved vendor. In the event actual settlement price is unavailable or is deemed unreliable, then the reported settlement price (there can be different settlement prices at different times), early settlement price or the last trade price shall be used. Option contracts are valued using an evaluated price from an approved vendor. Evaluated prices can be derived using an option pricing model, including inputs derived from volatility surfaces, market data and characteristics of the portfolio investment. In cases when an approved vendor cannot provide coverage for an option, a broker quotation or an internal valuation using the Black-Scholes model, or other appropriate option pricing model shall be used. Index swaps, credit default swaps, and interest rate swaps are typically valued using an evaluated price from an approved vendor. Evaluated prices will generally have a fixed and floating leg with the present value of each being calculated based on the terms of the trade.

Administrative fees
The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of each Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolios. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolios.

Payments to financial intermediaries by the Adviser or its affiliates
From its own assets, the Adviser or its affiliates pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolios or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries.
The Adviser or its affiliates pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, the Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or
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business building programs for such intermediaries to raise awareness of the Portfolios. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and, if applicable, when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Purchases
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Under certain circumstances, the Portfolios may permit an in-kind purchase of Shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf. As discussed under “Payments to Financial Intermediaries by the Adviser or its Affiliates,” the Adviser and its affiliates make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.
Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios’ policy on excessive trading, refer to “Excessive Trading.”
The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its qualified plan status.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance
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company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Potential Conflicts
Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with the Adviser and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. The Adviser intends to monitor such qualified plans, and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of the Adviser is at risk of losing) its qualified plan status.

Redemptions
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.
Shares of each Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Portfolios typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and affiliates of the Adviser, may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s Shares. Redemptions by these large shareholders of their holdings in a Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect a Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the
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liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If a Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolios are intended for long-term investment purposes, and the Portfolios will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolios’ excessive trading policies and procedures may be cancelled or rescinded by a Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
•
fair valuation of securities as described under “Pricing of Portfolio Shares”; and
•
trade monitoring.
The Portfolios monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Portfolios at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio.
The Portfolios’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors in other share classes who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios’ excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolios’ excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.
In an attempt to deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolios’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds”; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset
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allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Portfolios’ policies and procedures regarding excessive trading may be modified at any time by the Portfolios’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Portfolio’s long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. There is potential for short-term arbitrage trades to dilute the value of the shares held by a Portfolio despite the Portfolios’ adoption of policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies.
There is no assurance that the policies and procedures adopted by the Portfolios to detect and deter excessive trading will be effective in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios’ identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of each Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Portfolio at janushenderson.com/VIT. A complete schedule of each Portfolio’s holdings is also available in the annual and semiannual financial statements located in Form N-CSR and, after the first and third fiscal quarters, in Form N-PORT. Information reported in Form N-CSR and in Form N-PORT will be made publicly available within 70 and 60 days, respectively, after the end of each fiscal quarter. Each Portfolio’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.
•
Top Holdings. Each Portfolio’s top portfolio holdings, in order of position size and as a percentage of a Portfolio’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. Each Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
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The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by the head of the applicable investment unit or a delegate, in consultation with the Portfolios’ Chief Compliance Officer or a delegate. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolios’ holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios’ SAI.

Shareholder communications
Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.
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Financial highlights

The financial highlights tables are intended to help you understand the Portfolios’ financial performance for the period ended December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal years ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, is included in each Portfolio’s Form N-CSR and is incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the years shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
Flexible Bond Portfolio – Institutional Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$10.06	$9.94	$12.05	$12.75	$11.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.48	0.41	0.26	0.21	0.28
Net realized and unrealized gain/(loss)	(0.29)	0.14	(1.90)	(0.33)	0.96
Total from Investment Operations	0.19	0.55	(1.64)	(0.12)	1.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.43)	(0.27)	(0.25)	(0.37)
Distributions (from capital gains)	—	—	(0.20)	(0.33)	—
Total Dividends and Distributions	(0.50)	(0.43)	(0.47)	(0.58)	(0.37)
Net Asset Value, End of Period	$9.75	$10.06	$9.94	$12.05	$12.75
Total Return*	1.86%	5.61%	(13.66)%	(0.90)%	10.48%
Net Assets, End of Period (in thousands)	$114,306	$115,746	$107,682	$136,115	$145,792
Ratios to Average Net Assets
Ratio of Gross Expenses	0.63%	0.64%	0.60%	0.59%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.57%	0.58%	0.59%
Ratio of Net Investment Income/(Loss)	4.81%	4.07%	2.37%	1.72%	2.28%
Portfolio Turnover Rate(2)	188%	203%	182%	160%	139%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
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Global Research Portfolio – Institutional Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$61.10	$50.02	$71.28	$63.62	$56.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.50	0.52	0.53	0.39	0.39
Net realized and unrealized gain/(loss)	13.77	12.67	(14.52)	10.90	10.04
Total from Investment Operations	14.27	13.19	(13.99)	11.29	10.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.53)	(0.52)	(0.60)	(0.36)	(0.41)
Distributions (from capital gains)	(2.24)	(1.59)	(6.67)	(3.27)	(2.99)
Total Dividends and Distributions	(2.77)	(2.11)	(7.27)	(3.63)	(3.40)
Net Asset Value, End of Period	$72.60	$61.10	$50.02	$71.28	$63.62
Total Return*	23.58%	26.78%	(19.41)%	18.09%	20.06%
Net Assets, End of Period (in thousands)	$661,847	$573,846	$482,188	$653,853	$600,868
Ratios to Average Net Assets
Ratio of Gross Expenses	0.72%	0.61%	0.64%	0.77%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.61%	0.64%	0.77%	0.84%
Ratio of Net Investment Income/(Loss)	0.73%	0.94%	0.98%	0.57%	0.72%
Portfolio Turnover Rate	31%	25%	32%	20%	33%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
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Global Sustainable Equity Portfolio – Institutional Shares
	Years ended December 31
	2024	2023	2022(1)
Net Asset Value, Beginning of Period	$10.44	$8.50	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.06	0.04
Net realized and unrealized gain/(loss)	1.12	1.92	(1.48)
Total from Investment Operations	1.16	1.98	(1.44)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.04)	(0.06)
Distributions (from capital gains)	(0.07)	—	—
Total Dividends and Distributions	(0.10)	(0.04)	(0.06)
Net Asset Value, End of Period	$11.50	$10.44	$8.50
Total Return*	11.06%	23.32%	(14.46)%
Net Assets, End of Period (in thousands)	$6,862	$3,451	$2,140
Ratios to Average Net Assets**
Ratio of Gross Expenses	2.46%	4.25%	4.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.88%	0.93%
Ratio of Net Investment Income/(Loss)	0.31%	0.61%	0.47%
Portfolio Turnover Rate	42%	17%	15%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

**	Annualized for periods of less than one full year.
(1)	Period from January 26, 2022 (inception date) through December 31, 2022.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
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Overseas Portfolio – Institutional Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$42.06	$38.52	$42.92	$38.21	$33.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.67	0.61	0.74	0.58	0.36
Net realized and unrealized gain/(loss)	1.81	3.55	(4.46)	4.62	4.99
Total from Investment Operations	2.48	4.16	(3.72)	5.20	5.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.62)	(0.62)	(0.68)	(0.49)	(0.43)
Total Dividends and Distributions	(0.62)	(0.62)	(0.68)	(0.49)	(0.43)
Net Asset Value, End of Period	$43.92	$42.06	$38.52	$42.92	$38.21
Total Return*	5.86%	10.85%	(8.63)%	13.61%	16.30%
Net Assets, End of Period (in thousands)	$154,443	$150,156	$144,544	$170,166	$159,005
Ratios to Average Net Assets
Ratio of Gross Expenses	0.88%	0.89%	0.89%	0.87%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.89%	0.89%	0.87%	0.83%
Ratio of Net Investment Income/(Loss)	1.48%	1.50%	1.91%	1.38%	1.15%
Portfolio Turnover Rate	39%	30%	36%	21%	21%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
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Balanced Portfolio – Institutional Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$45.28	$40.01	$50.23	$43.58	$39.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	1.02	0.91	0.57	0.42	0.61
Net realized and unrealized gain/(loss)	5.95	5.27	(8.87)	7.03	4.86
Total from Investment Operations	6.97	6.18	(8.30)	7.45	5.47
Less Dividends and Distributions:
Dividends (from net investment income)	(1.03)	(0.91)	(0.54)	(0.43)	(0.73)
Distributions (from capital gains)	—	—	(1.38)	(0.37)	(0.64)
Total Dividends and Distributions	(1.03)	(0.91)	(1.92)	(0.80)	(1.37)
Net Asset Value, End of Period	$51.22	$45.28	$40.01	$50.23	$43.58
Total Return*	15.43%	15.53%	(16.50)%	17.22%	14.31%
Net Assets, End of Period (in thousands)	$468,474	$418,783	$391,354	$512,742	$464,280
Ratios to Average Net Assets
Ratio of Gross Expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of Net Investment Income/(Loss)	2.08%	2.14%	1.32%	0.91%	1.54%
Portfolio Turnover Rate(2)	83%	97%	89%	56%	80%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
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Enterprise Portfolio – Institutional Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$76.52	$69.58	$100.51	$94.21	$85.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.36	0.20	0.22	0.20
Net realized and unrealized gain/(loss)	11.31	11.85	(16.86)	14.99	14.53
Total from Investment Operations	11.58	12.21	(16.66)	15.21	14.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.62)	(0.12)	(0.17)	(0.33)	(0.06)
Distributions (from capital gains)	(3.30)	(5.15)	(14.10)	(8.58)	(5.92)
Total Dividends and Distributions	(3.92)	(5.27)	(14.27)	(8.91)	(5.98)
Net Asset Value, End of Period	$84.18	$76.52	$69.58	$100.51	$94.21
Total Return*	15.61%	18.07%	(15.94)%	16.83%	19.47%
Net Assets, End of Period (in thousands)	$683,126	$636,056	$565,810	$736,679	$768,141
Ratios to Average Net Assets
Ratio of Gross Expenses	0.72%	0.72%	0.72%	0.71%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.72%	0.72%	0.71%	0.72%
Ratio of Net Investment Income/(Loss)	0.34%	0.49%	0.28%	0.22%	0.25%
Portfolio Turnover Rate	14%	13%	15%	17%	16%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
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Forty Portfolio – Institutional Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$47.35	$33.89	$61.75	$57.00	$44.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.16	0.10	(0.15)	(0.01)
Net realized and unrealized gain/(loss)	13.14	13.38	(20.82)	12.39	16.29
Total from Investment Operations	13.23	13.54	(20.72)	12.24	16.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.08)	(0.07)	—	(0.14)
Distributions (from capital gains)	(3.14)	—	(7.07)	(7.49)	(3.52)
Total Dividends and Distributions	(3.20)	(0.08)	(7.14)	(7.49)	(3.66)
Net Asset Value, End of Period	$57.38	$47.35	$33.89	$61.75	$57.00
Total Return*	28.47%	39.96%	(33.55)%	22.90%	39.40%
Net Assets, End of Period (in thousands)	$501,366	$418,209	$317,938	$523,822	$462,216
Ratios to Average Net Assets
Ratio of Gross Expenses	0.58%	0.55%	0.55%	0.77%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.55%	0.55%	0.77%	0.76%
Ratio of Net Investment Income/(Loss)	0.17%	0.39%	0.25%	(0.25)%	(0.02)%
Portfolio Turnover Rate	36%	36%	39%	31%	41%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
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Research Portfolio – Institutional Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$45.15	$31.58	$56.31	$49.35	$40.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	0.06	0.09	(0.01)	0.14
Net realized and unrealized gain/(loss)	15.85	13.57	(16.93)	9.73	12.20
Total from Investment Operations	15.82	13.63	(16.84)	9.72	12.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.06)	(0.06)	(0.05)	(0.18)
Distributions (from capital gains)	(1.55)	—	(7.83)	(2.71)	(3.60)
Total Dividends and Distributions	(1.57)	(0.06)	(7.89)	(2.76)	(3.78)
Net Asset Value, End of Period	$59.40	$45.15	$31.58	$56.31	$49.35
Total Return*	35.31%	43.17%	(29.89)%	20.33%	32.95%
Net Assets, End of Period (in thousands)	$538,231	$436,336	$334,877	$519,679	$474,525
Ratios to Average Net Assets
Ratio of Gross Expenses	0.67%	0.57%	0.56%	0.60%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.57%	0.56%	0.60%	0.60%
Ratio of Net Investment Income/(Loss)	(0.05)%	0.16%	0.24%	(0.01)%	0.33%
Portfolio Turnover Rate	27%	27%	30%	33%	33%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
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Global Technology and Innovation Portfolio – Institutional Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$15.98	$10.34	$20.75	$20.34	$14.88
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	—(2)	(0.02)	(0.05)	(0.01)
Net realized and unrealized gain/(loss)	5.14	5.64	(7.60)	3.47	7.04
Total from Investment Operations	5.13	5.64	(7.62)	3.42	7.03
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.05)	—
Distributions (from capital gains)	—	—	(2.79)	(2.96)	(1.57)
Total Dividends and Distributions	—	—	(2.79)	(3.01)	(1.57)
Net Asset Value, End of Period	$21.11	$15.98	$10.34	$20.75	$20.34
Total Return*	32.10%	54.55%	(36.95)%	18.01%	51.20%
Net Assets, End of Period (in thousands)	$74,717	$54,674	$34,566	$59,208	$51,009
Ratios to Average Net Assets
Ratio of Gross Expenses	0.73%	0.73%	0.72%	0.72%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.73%	0.72%	0.72%	0.75%
Ratio of Net Investment Income/(Loss)	(0.07)%	(0.02)%	(0.14)%	(0.25)%	(0.07)%
Portfolio Turnover Rate	35%	41%	43%	47%	44%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
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Mid Cap Value Portfolio – Institutional Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$17.53	$16.36	$19.12	$16.04	$16.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.19	0.18	0.16	0.18
Net realized and unrealized gain/(loss)	2.05	1.63	(1.34)	3.00	(0.41)
Total from Investment Operations	2.22	1.82	(1.16)	3.16	(0.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.19)	(0.23)	(0.08)	(0.18)
Distributions (from capital gains)	(0.96)	(0.46)	(1.37)	—	(0.28)
Total Dividends and Distributions	(1.14)	(0.65)	(1.60)	(0.08)	(0.46)
Net Asset Value, End of Period	$18.61	$17.53	$16.36	$19.12	$16.04
Total Return*	13.11%	11.40%	(5.56)%	19.73%	(0.92)%
Net Assets, End of Period (in thousands)	$58,373	$50,854	$51,231	$58,536	$48,538
Ratios to Average Net Assets
Ratio of Gross Expenses	0.93%	0.69%	0.67%	0.67%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.69%	0.67%	0.67%	0.81%
Ratio of Net Investment Income/(Loss)	0.91%	1.14%	1.12%	0.90%	1.24%
Portfolio Turnover Rate	42%	47%	48%	63%	44%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest, as well as some general investment terms. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Collateralized Loan Obligations (“CLOs”) are a type of structured credit, which is a sector of the fixed income market that also includes asset-backed and mortgage- backed securities. Typically organized as a trust or other special purpose vehicle, a CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans made primarily to businesses that are rated below investment grade.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Credit Risk Transfer Securities (“CRTs”) are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as a Portfolio have no direct recourse to the underlying mortgage loans in the event of a default.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
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Exchange-traded funds (“ETFs”) are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.
Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Private placements are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but that may be resold to certain institutional investors.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
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Step coupon bonds are issued and traded at a discount from their face value and pay coupon interest that increases or decreases over the life of the bond. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value. Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Currency swaps involve the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
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Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. Futures contracts are standardized and traded on designated exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments.
Inflation index swaps involve the exchange by a Portfolio with another party of its respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended, that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a portfolio under the Investment Company Act of 1940, as amended. Portfolios are classified as either diversified or nondiversified. To be classified as diversified under the Investment Company Act of 1940, as amended, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as nondiversified under the Investment Company Act of 1940, as amended, on the other hand, has the flexibility to take larger positions in securities than a portfolio that is classified as diversified. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.
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Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.
Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, semiannual report, or Portfolio financial statements (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolios’ Statement of Additional Information, most recent annual and semiannual reports and Portfolio financial statements are also available, free of charge, at janushenderson.com/VIT. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports and in Form N-CSR. In the Portfolios’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal period. In Form N-CSR, you will find each Portfolio’s annual and semi-annual financial statements. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. Reports and other information about the Portfolios are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/VIT
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-7736.

▼ April 30, 2025
Janus Aspen Series
Prospectus

Service Shares Ticker
Fixed Income
Janus Henderson Flexible Bond Portfolio	N/A
Global & International
Janus Henderson Global Research Portfolio	N/A
Janus Henderson Global Sustainable Equity Portfolio	N/A
Janus Henderson Overseas Portfolio	N/A
Growth & Core
Janus Henderson Balanced Portfolio	N/A
Janus Henderson Enterprise Portfolio	N/A
Janus Henderson Forty Portfolio	N/A
Janus Henderson Research Portfolio	N/A
Specialty Equity
Janus Henderson Global Technology and Innovation Portfolio	N/A
Value
Janus Henderson Mid Cap Value Portfolio	N/A

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes 10 series (each, a “Portfolio” and collectively, the “Portfolios”) of Janus Aspen Series (the “Trust”). Janus Henderson Investors US LLC (the “Adviser”) serves as investment adviser to each Portfolio.
Each Portfolio currently offers two classes of shares. The Service Shares (the “Shares”) are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, “variable insurance contracts”), as well as certain qualified retirement plans.
This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.
For the purpose of this Prospectus, any reference to the “Janus Henderson funds” is inclusive of all series of the Trust, collectively, unless otherwise noted in this Prospectus.

Portfolio summary
Janus Henderson Flexible Bond Portfolio	2
Janus Henderson Global Research Portfolio	8
Janus Henderson Global Sustainable Equity Portfolio	13
Janus Henderson Overseas Portfolio	19
Janus Henderson Balanced Portfolio	25
Janus Henderson Enterprise Portfolio	31
Janus Henderson Forty Portfolio	36
Janus Henderson Research Portfolio	41
Janus Henderson Global Technology and Innovation Portfolio	46
Janus Henderson Mid Cap Value Portfolio	51
Additional information about the Portfolios
Fees and expenses	55
Additional investment strategies and general portfolio policies	55
Risks of the Portfolios	65
Management of the Portfolios
Investment adviser	78
Management expenses	78
Portfolio management	81
Other information	85
Distributions and taxes	86
Shareholder’s guide
Pricing of portfolio shares	87
Distribution, servicing, and administrative fees	88
Payments to financial intermediaries by the Adviser or its affiliates	88
Purchases	89
Redemptions	90
Excessive trading	91
Shareholder communications	93
Financial highlights	94
Glossary of investment terms	104
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Portfolio summary

Janus Henderson Flexible Bond Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Flexible Bond Portfolio (“Flexible Bond Portfolio”) seeks to obtain maximum total return, consistent with preservation of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.88%
Fee Waiver and/or Expense Reimbursement(1)	0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.82%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.52%. In addition, the Adviser has contractually agreed to waive and/or reimburse a portion of the Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated exchange-traded funds (“ETFs”) in which the Portfolio invests, less certain operating expenses. The contractual waivers will remain in effect for at least a one-year period commencing on April 30, 2025. These contractual waivers may be terminated or modified only at the discretion of the Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 84	$ 275	$ 482	$ 1,079

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 188% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, credit risk transfer securities (“CRTs”), and money market instruments. The Portfolio may invest in fixed and floating rate obligations with
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varying durations. The Portfolio’s average portfolio duration typically ranges between three and seven years. As of December 31, 2024, the Portfolio’s average portfolio duration was 6.54 years.
The Portfolio will invest at least 65% of its net assets in investment grade debt securities. The Portfolio will limit its investment in high-yield bonds (also known as “junk” bonds) to 35% or less of its net assets. The Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. The Portfolio may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed securities or other securities. The Portfolio also invests in securities that have contractual restrictions that prohibit or limit their public resale, which may include Rule 144A securities. The Portfolio may also invest in foreign securities. Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other portfolios.
Additionally, the Portfolio may invest its assets in derivatives. Derivative instruments have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, commodities, currencies, interest rates, or market indices. In particular, the Portfolio may use interest rate swaps and futures, including Treasury bond futures, to manage interest rate risk, yield curve positioning, and country exposure. The Portfolio may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure, or market conditions), to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio relative to its benchmark index, and to earn income, enhance returns, or preserve capital. The Portfolio’s exposure to derivatives will vary. For purposes of meeting its 80% investment policy, the Portfolio may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The Portfolio may take short positions on derivatives instruments.
Portfolio management’s investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns and yields will vary, and you could lose money. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Fixed-Income Securities Risk. Fixed-income securities are generally subject to the following risks:
•
Interest rate risk, which is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Changing interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.
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•
Credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.
•
Prepayment risk, which is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Portfolio to reinvest its assets in securities with lower yields, resulting in a decline in the Portfolio’s income or return potential.
•
Extension risk, which is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.
•
Valuation risk, which is the risk that one or more of the fixed-income securities in which the Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.
•
Liquidity risk, which is the risk that fixed-income securities may be difficult or impossible to sell at the time that portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Portfolio’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced).
High-Yield Bond Risk. High-yield bonds (also known as “junk” bonds) are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The value of mortgage- and asset-backed securities will be influenced by factors affecting the real estate market and the assets underlying these securities. Investments in mortgage-and asset-backed securities may be subject to credit risk, valuation risk, liquidity risk, extension risk, and prepayment risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
Sovereign Debt Risk. Investments in U.S. and non-U.S. government debt securities (“sovereign debt”) can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Credit Risk Transfer Securities Risk. CRTs are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as the Portfolio have no direct recourse to the underlying mortgage loans in the event of a default. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored enterprises or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. These risks are in addition to the risks described under “Fixed-Income Securities Risk.”
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Floating Rate Obligations Risk. The Portfolio may invest in floating rate obligations with interest rates that reset regularly. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Changes in the interest rates on floating rate obligations could result in lower income to the Portfolio. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value. In addition, if movements in interest rates are incorrectly anticipated, the Portfolio could lose money, or its net asset value could decline by the use of inverse floaters.
Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Portfolio’s performance.
TBA Commitments Risk. Although TBA commitments must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Portfolio may be less favorable than expected. There is a risk that the security that the Portfolio buys will lose value between the purchase and settlement dates. TBA purchase and sales commitments may significantly increase the portfolio turnover rate and are not included in the portfolio turnover rate calculation.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty may default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio may lose the net amount of the payments that it contractually is entitled to receive. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
Short Exposure Risk. The Portfolio may enter into a derivatives transaction to obtain short investment exposure to the underlying reference asset. If the value of the underlying reference asset on which the Portfolio has obtained a short investment exposure increases, the Portfolio will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes the Portfolio to credit risk, counterparty risk, and leverage risk.
Rule 144A Securities and Other Exempt Securities Risk. Investments in securities issued under Regulation S and Rule 144A and other securities exempt from certain registration requirements could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Investments in securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
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An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	4th Quarter 2023	7.08%	Worst Quarter:	1st Quarter 2022	– 6.25%

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Flexible Bond Portfolio
Service Shares	1.63%	0.09%	1.35%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	– 0.33%	1.35%

The Portfolio’s broad-based benchmark index is the Bloomberg U.S. Aggregate Bond Index. The index is described below.
•
The Bloomberg U.S. Aggregate Bond Index is made up of U.S. dollar-denominated, fixed-rate taxable bonds, including securities that are of investment grade quality or better.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Michael Keough is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2015. John Lloyd is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since June 2024. Greg Wilensky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since February 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the
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separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Portfolio summary

Janus Henderson Global Research Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Global Research Portfolio (“Global Research Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.63%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.97%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 99	$ 309	$ 536	$ 1,190

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 31% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. Because the Portfolio’s investments in foreign securities are partially based on the composition of the Portfolio’s benchmark index, the MSCI World Indexsm, the Portfolio’s exposure to foreign markets may fluctuate in connection with variations in the foreign exposure of the benchmark index.
The Adviser’s equity research analysts (the “Central Research Team”) select investments for the Portfolio that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations, styles, and geographies. The Central Research Team conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and
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defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Each sector team compares the appreciation and risk potential of its high-conviction ideas and constructs a sector sleeve that is intended to maximize the best risk-reward opportunities. The sector sleeves are then combined to form the Portfolio’s overall portfolio. The Portfolio Oversight Team, which includes portfolio management, oversees the overall portfolio to manage unintended style risks.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Portfolio management, which includes two analysts on the Central Research Team, oversees the investment process and is responsible for the day-to-day management of the Portfolio. Although the Portfolio’s exposure to certain sectors may be higher than to others, it is expected that the Portfolio will be broadly diversified among a variety of sectors. The Portfolio intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Portfolio’s uninvested assets may be held in cash or similar instruments.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
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Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. As the Portfolio’s holdings change over time, the Portfolio’s exposure to a particular economic sector may become higher or lower.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. For example, mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may
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use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	21.34%	Worst Quarter:	1st Quarter 2020	– 20.73%

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Global Research Portfolio
Service Shares	23.27%	12.07%	10.27%
MSCI World IndexSM (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	18.67%	11.17%	9.95%
MSCI All Country World IndexSM (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	17.49%	10.06%	9.23%

The Portfolio’s broad-based benchmark index is the MSCI World Index. The Portfolio’s additional benchmark index is the MSCI All Country World Index. The indices are described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
•
The MSCI All Country World Index is designed to measure equity market performance in global developed and emerging markets.
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Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Joshua Cummings and John Jordan oversee the investment process and are primarily responsible for the day-to-day management of the Portfolio. Joshua Cummings, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2024. John Jordan is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2024.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
12 | Janus Henderson Global Research Portfolio

Portfolio summary

Janus Henderson Global Sustainable Equity Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Global Sustainable Equity Portfolio (“Global Sustainable Equity Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	1.86%
Total Annual Fund Operating Expenses	2.86%
Fee Waiver and/or Expense Reimbursement(1)	1.87%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.99%

(1)
The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse Portfolio expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses) exceed 0.68% for at least a one-year period commencing on April 30, 2025. This contractual waiver may be terminated or modified only at the discretion of the Portfolio’s Board of Trustees.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and the Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 101	$ 709	$ 1,343	$ 3,050

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 42% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Portfolio will typically invest in companies whose products and services are considered by portfolio management as contributing to positive environmental or social change and sustainable economic development, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations.
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The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. The Portfolio’s investments may be in non-U.S. currency or U.S. dollar-denominated.
The Portfolio generally invests in a core group of 50-70 equity securities, which consist primarily of common stocks, but may also include other types of instruments, such as depositary receipts and warrants. The Portfolio may also invest in real estate investment trusts (“REITs”). The Portfolio will invest primarily in larger, well-established companies but may also invest in mid- and small-sized companies. The Portfolio’s uninvested assets may be held in cash or cash equivalents.
In selecting investments, portfolio management employs a “bottom-up” approach that focuses on fundamental research. To identify the universe of investible securities for the Portfolio, portfolio management first employs positive selection criteria that seeks to identify companies that derive at least 50% of their current or future expected revenues from at least one of ten environmental and social themes. Environmental themes include efficiency, cleaner energy, water management, environmental services, and sustainable transport. Social themes include sustainable property and finance, safety, quality of life, knowledge and technology, and health.
Next, portfolio management applies broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue from industries, activities, or assets considered by portfolio management to have a negative impact on society or the environment. A current list of such industries, activities, or assets, which may evolve over time, follows:
•
alcohol;
•
animal testing (non-medical);
•
chemicals of concern;
•
civilian firearms and ammunition;
•
controversial weapons;
•
conventional weapons;
•
fossil fuels;
•
fur;
•
gambling;
•
genetically modified organisms;
•
human stem cell research;
•
intensive farming;
•
nuclear power generation;
•
pornography;
•
tobacco; and
•
United Nations Global Compact and Organization for Economic Co-operation and Development violators.
In selecting investments, portfolio management will then consider, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. Portfolio management may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. Portfolio management will also consider environmental, social, and governance (“ESG”) factors (“ESG Factors”), which may include climate change, deforestation, biodiversity, human rights, company culture, community relations, board structure and diversity, executive pay, and corporate reporting. Portfolio management seeks to maintain a portfolio of securities that has a carbon footprint and carbon intensity that is at least 20% below the MSCI World Indexsm. At portfolio management’s discretion, the Portfolio will engage with a company’s management regarding matters that may include shareholder rights, governance and remuneration, climate change, carbon emissions, pollution, biodiversity, human capital, and diversity and inclusion.
Portfolio management evaluates and applies ESG and sustainable investment criteria relying on a mix of third-party data and internally-generated analyses based on information that may include web-based research reports from a company or independent sources, as well as corporate engagement. Portfolio management does not apply these ESG and sustainable investment criteria in managing the Portfolio’s exposure to cash and cash equivalents.
14 | Janus Henderson Global Sustainable Equity Portfolio

The Portfolio will generally consider selling a stock if, in portfolio management’s opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Portfolio will also consider selling a stock if, in portfolio management’s opinion, the company’s business model no longer meets the ESG and sustainable investment criteria employed in managing the Portfolio.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio invests primarily in common stocks, which tend to be more volatile than many other investment choices. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Sustainable Investment Risk. The Portfolio follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Portfolio may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector, which may make the Portfolio more vulnerable to unfavorable developments in a particular sector than portfolios that invest more broadly. Additionally, due to its exclusionary criteria, the Portfolio may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply similar criteria. In addition, because sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Portfolio may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which portfolio management may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. As the regulatory landscape around responsible investing continues to evolve across regions, future rules and regulations may require the Portfolio to modify or alter its investment process. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Portfolio selling a security when it might otherwise be disadvantageous to do so.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries, it emphasizes certain themes and megatrends. As a result, at times, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector or that benefit from the same megatrend. Companies in the same industry or economic sector or that benefit from the same megatrend may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility.
•
Industrials Sector Risk. The industrials sector is comprised of companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment, and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation and spending, import controls, and worldwide competition. In addition, companies may be adversely affected by environmental damages, product liability claims and exchange rates, and may face product obsolescence due to rapid technological developments and frequent new product introduction.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or
15 | Janus Henderson Global Sustainable Equity Portfolio

multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that portfolio management may not be successful in identifying investment opportunities that are aligned with the sustainable investment approach that the Portfolio employs. Accordingly, the Portfolio may underperform its benchmark index or other mutual funds with similar investment objectives.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, small- and mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
REIT Risk.  REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio. Dividends received by the Portfolio from a REIT generally will not constitute qualified dividend income.
New/Smaller Sized Portfolio Risk. Because the Portfolio is relatively new, it has a limited operating history and a small asset base. The Portfolio’s performance may not represent how the Portfolio is expected to or may perform in the long term if and when it becomes larger. If the Portfolio were to fail to attract sufficient assets to achieve or maintain economies of scale, its
16 | Janus Henderson Global Sustainable Equity Portfolio

performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Portfolio and tax consequences for investors.
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Warrants Risk. The price, performance and liquidity of warrants to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	4th Quarter 2023	13.63%	Worst Quarter:	3rd Quarter 2023	– 7.42%

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	Since Inception 1/26/22
Global Sustainable Equity Portfolio
Service Shares	11.01%	5.52%
MSCI World IndexSM (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	18.67%	9.48%

The Portfolio’s broad-based benchmark index is the MSCI World Index. The index is described below.
•
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.

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Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Hamish Chamberlayne, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since inception. Aaron Scully, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since inception.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Portfolio summary

Janus Henderson Overseas Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Overseas Portfolio (“Overseas Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.77%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	1.13%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 115	$ 359	$ 622	$ 1,375

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 39% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. The Portfolio normally invests in a portfolio of 30-50 securities of issuers from several different countries, excluding the United States, and it may, under unusual circumstances, invest all or substantially all of its assets in a single country. The Portfolio may invest up to 20% of its net assets, measured at the time of purchase, in U.S. issuers. An issuer is deemed to be from a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Portfolio may have significant exposure to emerging markets. The Portfolio typically invests in equity securities (such as stocks or any other security representing an ownership interest) in all market capitalizations.
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Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Portfolio management will generally consider selling a security when, among other things, the security no longer reflects portfolio management’s investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
The Portfolio may invest in equity and debt securities of real estate-related companies. These securities may include common stocks and other securities, including, but not limited to, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities.
The Portfolio may take long or short positions in derivatives. Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, commodities, currencies, interest rates, or market indices. For purposes of meeting its 80% investment policy, the Portfolio may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The types of derivatives in which the Portfolio may invest include options, futures, swaps, warrants, and forward currency contracts. The Portfolio may use derivatives to hedge, to earn income or enhance returns, as a substitute for securities in which the Portfolio invests, to increase or decrease the Portfolio’s exposure to a particular market, to adjust the Portfolio’s currency exposure relative to its benchmark index, to gain access to foreign markets where direct investment may be restricted or unavailable, or to manage the Portfolio’s risk profile.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an international equity portfolio, including common stocks. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
Currency Risk. Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated
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securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Emerging Markets Risk.  Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies, including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. As the Portfolio’s holdings change over time, the Portfolio’s exposure to a particular economic sector may become higher or lower.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
Issuer Concentration Risk. The Portfolio’s holdings may be comprised of a relatively small number of issuers in comparison to other portfolios. As a result, the Portfolio may be subject to greater risks than a portfolio that invests in a greater number of issuers. A change in the value of any single investment held by the Portfolio may affect the overall value of the Portfolio more than it would affect a portfolio that holds more investments. In particular, the Portfolio may be more susceptible to adverse developments affecting any single issuer held by the Portfolio and may be susceptible to greater losses because of these developments.
Geographic Concentration Risk. To the extent the Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified portfolio, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Portfolio’s performance.
•
Europe Risk. The economies and markets of European countries are often closely connected and interdependent. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of European currencies, and recessions among European countries may have a significant adverse effect on the economies of other European countries. Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels, and high levels of unemployment. The markets in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments.
Small- and Mid-Sized Companies Risk. Investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, small- and mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These
21 | Janus Henderson Overseas Portfolio

holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty may default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio may lose the net amount of the payments that it contractually is entitled to receive. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
Liquidity Risk. The Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, the Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect the Portfolio’s value or prevent the Portfolio from being able to take advantage of other investment opportunities.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
REIT Risk.  REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act
22 | Janus Henderson Overseas Portfolio

of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio. Dividends received by the Portfolio from a REIT generally will not constitute qualified dividend income.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	21.10%	Worst Quarter:	1st Quarter 2020	– 24.95%

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Overseas Portfolio
Service Shares	5.58%	6.95%	5.29%
MSCI All Country World ex-USA IndexSM (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	5.53%	4.10%	4.80%

The Portfolio’s broad-based benchmark index is the MSCI All Country World ex-USA Index. The index is described below.
•
The MSCI All Country World ex-USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Julian McManus is Executive Vice President and Lead Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2018. Christopher O’Malley, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2024.

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Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Portfolio summary

Janus Henderson Balanced Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Balanced Portfolio (“Balanced Portfolio”) seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.87%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 89	$ 278	$ 482	$ 1,073

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 83% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by normally investing 35-70% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities. As of December 31, 2024, approximately 62.91% of the Portfolio’s assets were held in equity securities, including common stocks, and 37.09% of the Portfolio’s assets were held in fixed-income securities and cash equivalents.
The Portfolio’s equity investments include, but are not limited to, common stocks and other securities with equity characteristics. The Portfolio’s fixed-income investments include, but are not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, and asset-backed securities. The Portfolio may also invest in money market instruments. The Portfolio may invest in fixed and floating rate obligations with varying durations.
The Portfolio will limit its investments in high-yield bonds (also known as “junk” bonds) to 35% of the fixed-income portion of its net assets. The Portfolio may enter into “to be announced” or “TBA” commitments when purchasing mortgage-backed
25 | Janus Henderson Balanced Portfolio

securities or other securities. The Portfolio also invests in securities that have contractual restrictions that prohibit or limit their public resale, which may include Rule 144A securities.
The Portfolio may also invest its assets in derivatives, which are instruments that have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, currencies, interest rates, or market indices. In particular, the Portfolio may use interest rate swaps and futures, including Treasury bond futures, to manage interest rate risk, yield curve positioning, and country exposure. The Portfolio may also use index credit default swaps for hedging purposes (to offset risks associated with an investment exposure or market conditions), to increase or decrease the Portfolio’s exposure to a particular market, to manage or adjust the risk profile of the Portfolio relative to its benchmark index, and to earn income, enhance returns, or preserve capital. The Portfolio’s exposure to derivatives will vary and may include derivatives that have characteristics similar to the securities in which the Portfolio may directly invest. The Portfolio may take short positions on derivatives instruments.
In choosing equity investments, portfolio management applies a “bottom-up” approach. In other words, equity portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that equity portfolio management will consider in its fundamental analysis include a company’s revenue growth potential, returns on capital, and balance sheet flexibility. Equity portfolio management will generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings.
In choosing fixed-income investments, portfolio management’s investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Fixed-income portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
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Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
Fixed-Income Securities Risk. Fixed-income securities are generally subject to the following risks:
•
Interest rate risk, which is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. Changing interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.
•
Credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.
•
Prepayment risk, which is the risk that, during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause the Portfolio to reinvest its assets in securities with lower yields, resulting in a decline in the Portfolio’s income or return potential.
•
Extension risk, which is the risk that, during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the value of those obligations may fall.
•
Valuation risk, which is the risk that one or more of the fixed-income securities in which the Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer or the security.
•
Liquidity risk, which is the risk that fixed-income securities may be difficult or impossible to sell at the time that portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, the Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Portfolio’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced).
Dividend-Oriented Stocks Risk. Companies that have paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the security held by the Portfolio or the Portfolio receiving less income.
High-Yield Bond Risk. High-yield bonds (also known as “junk” bonds) are considered speculative and may be more sensitive than other types of bonds to economic changes, political changes, or adverse developments specific to the company that issued the bond, which may adversely affect their value.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The value of mortgage- and asset-backed securities will be influenced by factors affecting the real estate market and the assets underlying these securities. Investments in mortgage-and asset-backed securities may be subject to credit risk, valuation risk, liquidity risk, extension risk, and prepayment risk. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn.
Sovereign Debt Risk. Investments in U.S. and non-U.S. government debt securities (“sovereign debt”), especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, and the relative size of its debt position in relation to its economy as a whole. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
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Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause the Portfolio to be more volatile than if it had not used leverage. Derivatives entail the risk that the counterparty may default on its payment obligations. If the counterparty to a derivative transaction defaults, the Portfolio may lose the net amount of the payments that it contractually is entitled to receive. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.
Floating Rate Obligations Risk. The Portfolio may invest in floating rate obligations with interest rates that reset regularly. The interest rates on floating rate obligations typically reset quarterly, although rates on some obligations may adjust at other intervals. Changes in the interest rates on floating rate obligations could result in lower income to the Portfolio. In addition, the secondary market on which floating rate obligations are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate obligations, that there may be restrictions on their transfer, or that the issuer may default. As a result, the Portfolio may be unable to sell floating rate obligations at the desired time or may be able to sell only at a price less than fair market value. In addition, if movements in interest rates are incorrectly anticipated, the Portfolio could lose money, or its net asset value could decline by the use of inverse floaters.
TBA Commitments Risk. Although TBA commitments must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to the Portfolio may be less favorable than expected. There is a risk that the security that the Portfolio buys will lose value between the purchase and settlement dates. TBA purchase and sales commitments may significantly increase the portfolio turnover rate and are not included in the portfolio turnover rate calculation.
Short Exposure Risk. The Portfolio may enter into a derivatives transaction to obtain short investment exposure to the underlying reference asset. If the value of the underlying reference asset on which the Portfolio has obtained a short investment exposure increases, the Portfolio will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes the Portfolio to credit risk, counterparty risk, and leverage risk.
Rule 144A Securities and Other Exempt Securities Risk. Investments in securities issued under Regulation S and Rule 144A and other securities exempt from certain registration requirements could have the effect of decreasing the Portfolio’s liquidity profile or preventing the Portfolio from disposing of them promptly at advantageous prices. Investments in securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	12.85%	Worst Quarter:	2nd Quarter 2022	– 11.63%

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Balanced Portfolio
Service Shares	15.15%	8.06%	8.40%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	1.25%	– 0.33%	1.35%
Balanced Index (reflects no deduction for fees, expenses, or taxes)	14.45%	8.04%	7.99%

The Portfolio’s broad-based benchmark indices are the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index. The Portfolio’s additional benchmark index is the Balanced Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The Bloomberg U.S. Aggregate Bond Index is made up of U.S. dollar-denominated, fixed-rate taxable bonds, including securities that are of investment grade quality or better.
•
The Balanced Index is an internally-calculated, hypothetical combination of unmanaged indices. Prior to April 29, 2024, the Balanced Index reflects total returns of the S&P 500 Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%). Effective April 29, 2024, the Balanced Index reflects the total returns of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%).

Management
Investment Adviser:  Janus Henderson Investors US LLC
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Portfolio Management:  Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2015. Michael Keough is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2019. Greg Wilensky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since February 2020.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Portfolio summary

Janus Henderson Enterprise Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Enterprise Portfolio (“Enterprise Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.97%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 99	$ 309	$ 536	$ 1,190

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 14% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. The Portfolio considers medium-sized companies to be those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2024, they ranged from approximately $343 million to $151.89 billion. The Portfolio may also invest in foreign securities.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Attributes considered in the process of securities selection may include sustainable growth, return on invested capital, attractive valuation, strength of management, and competitive positioning. The Portfolio will generally consider selling a stock when, in portfolio management’s opinion, there is a change in the company’s or industry’s fundamentals, there is a deterioration in a company’s competitive positioning, or if a company reaches or exceeds its targeted
31 | Janus Henderson Enterprise Portfolio

value. The Portfolio will also consider selling a stock if a company’s market capitalization exceeds the top of the medium-sized company range.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. For example, mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As
32 | Janus Henderson Enterprise Portfolio

the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. As the Portfolio’s holdings change over time, the Portfolio’s exposure to a particular economic sector may become higher or lower.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
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Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	23.04%	Worst Quarter:	1st Quarter 2020	– 24.43%

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Enterprise Portfolio
Service Shares	15.32%	9.61%	12.12%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	22.10%	11.47%	11.54%

Effective February 25, 2025, the Portfolio changed its broad-based securities market index from the Russell Midcap Growth Index to the Russell 3000 Index due to regulatory requirements. The Portfolio retained the Russell Midcap Growth Index as a performance benchmark because the Russell Midcap Growth Index is more closely aligned with the Portfolio’s investment strategies and investment restrictions. The indices are described below.
•
The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies.
•
The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Brian Demain, CFA, is Executive Vice President and Lead Portfolio Manager of the Portfolio, which he has managed or co-managed since November 2007. Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since July 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from
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current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Portfolio summary

Janus Henderson Forty Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Forty Portfolio (“Forty Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.51%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.83%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 85	$ 265	$ 460	$ 1,025

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 36% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by normally investing in a portfolio of 30-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size but will invest primarily in larger, well-established companies. The Portfolio may also invest in foreign securities. The Portfolio is classified as nondiversified, which allows it to hold larger positions in more securities compared to a portfolio that is classified as diversified. As of December 31, 2024, the Portfolio held stocks of 36 companies. Of these holdings, 30 comprised approximately 92.66% of the Portfolio’s holdings.
Portfolio management applies a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s sustainable competitive advantages, long-term growth potential, and shareholder value. The Portfolio will generally consider selling a security when, in portfolio management’s opinion, there is a deterioration in a company’s financials, the investment thesis for owning the position has changed, or if the security exceeds its targeted value.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

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Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
Nondiversification Risk. The Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives portfolio management more flexibility to hold larger positions in more securities. As a result, an increase or decrease in the value of a single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return.
Issuer Concentration Risk. The Portfolio’s holdings may be comprised of a relatively small number of issuers in comparison to other portfolios. As a result, the Portfolio may be subject to greater risks than a portfolio that invests in a greater number of issuers. A change in the value of any single investment held by the Portfolio may affect the overall value of the Portfolio more than it would affect a portfolio that holds more investments. In particular, the Portfolio may be more susceptible to adverse developments affecting any single issuer held by the Portfolio and may be susceptible to greater losses because of these developments. The Portfolio’s policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Portfolio’s performance and share price.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. As the Portfolio’s holdings change over time, the Portfolio’s exposure to a particular economic sector may become higher or lower.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
37 | Janus Henderson Forty Portfolio

Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. For example, mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.70%	Worst Quarter:	2nd Quarter 2022	– 25.53%

38 | Janus Henderson Forty Portfolio

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Forty Portfolio
Service Shares	28.14%	15.12%	15.36%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	24.51%	14.28%	12.87%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	33.36%	18.96%	16.78%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%

Effective February 25, 2025, the Portfolio changed its broad-based securities market index from the Russell 1000 Growth Index to the Russell 1000 Index due to regulatory requirements. The Portfolio retained the Russell 1000 Growth Index as a performance benchmark because the Russell 1000 Growth Index is more closely aligned with the Portfolio’s investment strategies and investment restrictions. In addition, the Portfolio retained the S&P 500 Index as an additional benchmark. The indices are described below.
•
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Brian Recht is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2022. Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to
39 | Janus Henderson Forty Portfolio

include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Portfolio summary

Janus Henderson Research Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Research Portfolio (“Research Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.56%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.92%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 94	$ 293	$ 509	$ 1,131

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 27% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. The Portfolio is classified as nondiversified, which allows it to hold larger positions in more securities compared to a portfolio that is classified as diversified.
The Adviser’s equity research analysts (the “Central Research Team”) select investments for the Portfolio that represent the Central Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Central Research Team conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Each sector team compares the appreciation and risk potential of its high-conviction ideas and constructs a sector sleeve that is intended to maximize the best risk-reward opportunities. The sector
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sleeves are then combined to form the Portfolio’s overall portfolio. The Portfolio Oversight Team, which includes portfolio management, oversees the overall portfolio to manage unintended style risks. Although the Central Research Team may find high-conviction investment ideas anywhere in the world, the Central Research Team emphasizes investments in securities of U.S.-based issuers for the Portfolio.
Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Portfolio management, which includes two analysts on the Central Research Team, oversees the investment process and is responsible for the day-to-day management of the Portfolio. Although the Portfolio’s exposure to certain sectors may be higher than to others, it is expected that the Portfolio will be broadly diversified among a variety of sectors. The Portfolio intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Central Research Team does not have high conviction in enough investment opportunities, the Portfolio’s uninvested assets may be held in cash or similar instruments.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole. The Portfolio’s Central Research Team compares and broadly matches the Portfolio’s sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Portfolio underperformance relative to indices less biased toward growth stocks.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities
42 | Janus Henderson Research Portfolio

perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
Nondiversification Risk. The Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives portfolio management more flexibility to hold larger positions in more securities. As a result, an increase or decrease in the value of a single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return.
Industry and Sector Risk. Although the Portfolio does not concentrate its investments in specific industries, it may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility. As the Portfolio’s holdings change over time, the Portfolio’s exposure to a particular economic sector may become higher or lower.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. For example, mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to
43 | Janus Henderson Research Portfolio

one or more additional indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	26.63%	Worst Quarter:	2nd Quarter 2022	– 22.32%

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Research Portfolio
Service Shares	34.96%	16.49%	14.25%
Russell 1000® Index (reflects no deduction for fees, expenses, or taxes)	24.51%	14.28%	12.87%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	33.36%	18.96%	16.78%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%

Effective February 25, 2025, the Portfolio changed its broad-based securities market index from the Russell 1000 Growth Index to the Russell 1000 Index due to regulatory requirements. The Portfolio retained the Russell 1000 Growth Index as a performance benchmark because the Russell 1000 Growth Index is more closely aligned with the Portfolio’s investment strategies and investment restrictions. In addition, the Portfolio retained the S&P 500 Index as an additional benchmark. The indices are described below.
•
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.
•
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Joshua Cummings and John Jordan oversee the investment process and are primarily responsible for the day-to-day management of the Portfolio. Joshua Cummings, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2024. John Jordan is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2024.

44 | Janus Henderson Research Portfolio

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
45 | Janus Henderson Research Portfolio

Portfolio summary

Janus Henderson Global Technology and Innovation Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Global Technology and Innovation Portfolio (“Global Technology and Innovation Portfolio”) seeks long-term growth of capital.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.97%

EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 99	$ 309	$ 536	$ 1,190

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 35% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that portfolio management believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:
•
companies that portfolio management believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
•
companies that portfolio management believes rely extensively on technology in connection with their operations or services.
Some of the industries and companies likely to be represented in the Portfolio’s holdings include e-commerce (companies doing business through the Internet); computer (hardware and software); communications (voice, data, and wireless); industrials; Internet (software, services, and infrastructure equipment); and media and entertainment.
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The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio typically invests at least 40% of its net assets in securities of issuers or companies that are economically tied to different countries throughout the world, excluding the United States. An issuer is deemed to be economically tied to a country or countries outside of the United States if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, a country outside of the United States; (ii) a majority of the issuer’s revenues are derived from outside of the United States; or (iii) a majority of the issuer’s assets are located outside of the United States. The Portfolio may have exposure to emerging markets. From time to time, the Portfolio may invest in shares of companies through initial public offerings.
The Portfolio has a fundamental policy to invest 25% or more of the value of its total assets in the industries within the information technology sector in the aggregate.
The Portfolio is classified as nondiversified, which allows it to hold larger positions in more securities compared to a portfolio that is classified as diversified.
Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that portfolio management may consider in its fundamental analysis include the strength of a company’s balance sheet and a company’s projected returns or growth rates. Portfolio management will generally consider selling a position when, among other things, the investment thesis for owning a position has changed or if the position exceeds its targeted value.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.
The Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio’s returns. In addition, because different types of
47 | Janus Henderson Global Technology and Innovation Portfolio

stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from other types of securities and the market as a whole.
Nondiversification Risk. The Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. This gives portfolio management more flexibility to hold larger positions in more securities. As a result, an increase or decrease in the value of a single security held by the Portfolio may have a greater impact on the Portfolio’s net asset value and total return.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. For example, mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Industry and Sector Risk. The Portfolio may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same industries. Companies in the same industry or economic sector may be similarly affected by negative economic or market events, making the Portfolio more vulnerable to unfavorable developments than portfolios that invest more broadly. As the Portfolio’s holdings become more concentrated, the Portfolio is less able to spread risk and potentially reduce the risk of loss and volatility.
•
Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which the Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
•
Semiconductor Industry Risk. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies typically face intense competition, potentially rapid product obsolescence and high capital costs and are dependent on third-party suppliers and the availability of materials. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Semiconductor companies are also affected by the economic performance of their customers.
•
Software Industry Risk. Software companies can be significantly affected by intense competition, aggressive pricing, technological innovation, product obsolescence, and the ability to attract and retain skilled employees. Software companies also may be dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
Initial Public Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. There can be no assurance that the Portfolio will identify favorable IPO investment opportunities.
Emerging Markets Risk.  Emerging market securities involve a number of risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies. Information about emerging market companies,
48 | Janus Henderson Global Technology and Innovation Portfolio

including financial information, may be less available or reliable and the Adviser’s ability to conduct due diligence with respect to such companies may be limited. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the taxation systems at the federal, regional, and local levels in developing or emerging market countries may be less transparent, inconsistently enforced, and subject to change. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness, and/or resources than participants in developed markets.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
Securities Lending Risk. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	2nd Quarter 2020	32.98%	Worst Quarter:	2nd Quarter 2022	– 26.02%

49 | Janus Henderson Global Technology and Innovation Portfolio

Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Global Technology and Innovation Portfolio
Service Shares	31.76%	17.80%	19.06%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%
MSCI All Country World Information Technology Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes)	31.59%	20.50%	19.16%

The Portfolio’s broad-based benchmark index is the S&P 500 Index. The Portfolio’s additional benchmark index is the MSCI All Country World Information Technology Index. The indices are described below.
•
The S&P 500 Index is a commonly recognized, market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
•
The MSCI All Country World Information Technology Index is a capitalization-weighted index that measures the performance of information technology securities from developed market countries and emerging market countries.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Jonathan Cofsky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2022. Denny Fish is Executive Vice President and Lead Portfolio Manager of the Portfolio, which he has managed or co-managed since January 2016.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
50 | Janus Henderson Global Technology and Innovation Portfolio

Portfolio summary

Janus Henderson Mid Cap Value Portfolio
Ticker:	N/A	Service Shares

Investment Objective
Janus Henderson Mid Cap Value Portfolio (“Mid Cap Value Portfolio”) seeks capital appreciation.

Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell Shares of the Portfolio. Owners of variable insurance contracts that invest in the Shares should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.75%
Distribution/Service (12b-1) Fees	0.25%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	1.18%

(1)
This fee may adjust up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period. For more information regarding performance-based advisory fees, refer to “Management Expenses” in the Portfolio’s Prospectus.
EXAMPLE:
The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Service Shares	$ 120	$ 375	$ 649	$ 1,432

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 42% of the average value of its portfolio.

Principal investment strategies
The Portfolio pursues its investment objective by investing primarily in the common stocks of mid-sized companies and focuses on companies whose stock prices are believed to be undervalued by portfolio management or that have fallen out of favor with the market. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose market capitalization falls, at the time of purchase, within the capitalization range of the Russell Midcap® Value Index. The market capitalizations within the index will vary, but as of December 31, 2024, they ranged from approximately $205 million to $69.66 billion. From time to time, the Portfolio may invest in shares of companies through initial public offerings. The Portfolio may also invest in foreign securities, as well as in real estate investment trusts (“REITs”) and similar REIT-like entities.
As defensive value managers, portfolio management generally looks for companies with:
•
strong management teams;
•
strong and stable balance sheets and solid recurring free cash flows;
51 | Janus Henderson Mid Cap Value Portfolio

•
attractive relative and absolute valuation ratios or that have underperformed recently;
•
favorable reward to risk characteristics;
•
sustainable competitive advantages that are trading at attractive valuations; and
•
strong long-term prospects.
Portfolio management’s philosophy is to weigh a security’s downside risk before considering its upside potential, which may help provide an element of capital preservation.
As part of its investment process, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors include: corporate governance, company culture, exposure to climate change, and human capital management. To assess ESG Factors, portfolio management uses issuer reports, third-party data, and internally-generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision.

Principal investment risks
The biggest risk is that the Portfolio’s returns will vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. The principal risks associated with investing in the Portfolio are set forth below.
Market Risk. The value of the Portfolio’s holdings may decrease due to short-term market movements and over more prolonged market downturns. As a result, the Portfolio’s net asset value may fluctuate and it may be more difficult to value or sell the Portfolio’s holdings. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. Market risk may be magnified if certain social, political, economic, and other conditions and events (such as financial institution failures, economic recessions, tariffs, trade disputes, terrorism, war, armed conflicts, including related sanctions, social unrest, natural disasters, and epidemics and pandemics) adversely interrupt the global economy and financial markets. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock will never appreciate to the extent expected.
Mid-Sized Companies Risk. Investments in securities issued by mid-sized companies may involve greater risks than are customarily associated with larger, more established companies. For example, mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on the Portfolio’s returns, especially as market conditions change.
Portfolio Management Risk. The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies and research process employed for the Portfolio may fail to produce the intended results. Accordingly, the Portfolio may underperform benchmark indices or other funds with similar investment objectives.
Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The value of the Portfolio’s holdings may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions or perceptions regarding the industries in which the issuers of securities the Portfolio holds participate.
REIT Risk.  REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values
52 | Janus Henderson Mid Cap Value Portfolio

and appeal to purchasers. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code of 1986, as amended, or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Portfolio. Dividends received by the Portfolio from a REIT generally will not constitute qualified dividend income.
Initial Public Offering Risk. The Portfolio’s purchase of shares issued in an initial public offering (“IPO”) exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. There can be no assurance that the Portfolio will identify favorable IPO investment opportunities.
Foreign Exposure Risk. Foreign markets can be more volatile than the U.S. market. As a result, the Portfolio’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio’s performance than it would in a more geographically diversified portfolio.
ESG Integration Risk. There is a risk that considering ESG Factors as part of the Portfolio’s investment process may fail to produce the intended results or that the Portfolio may perform differently from funds that have a similar investment style but do not formally incorporate such considerations in their strategy. Information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop and may be incomplete or inaccurate, use different methodologies, or be applied differently across issuers and industries.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance information
The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. Total return figures include the effect of the Portfolio’s expenses, but do not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index, as well as to one or more additional indices that have investment characteristics similar to those of the Portfolio. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at janushenderson.com/VITperformance or by calling 1-877-335-2687.
Annual Total Returns for Service Shares (calendar year-end)

Best Quarter:	4th Quarter 2020	18.15%	Worst Quarter:	1st Quarter 2020	– 29.16%

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Average Annual Total Returns (periods ended 12/31/24)
	1 Year	5 Years	10 Years
Mid Cap Value Portfolio
Service Shares	12.80%	6.86%	7.33%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	23.81%	13.86%	12.55%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	13.07%	8.59%	8.10%

Effective February 25, 2025, the Portfolio changed its broad-based securities market index from the Russell Midcap Value Index to the Russell 3000 Index due to regulatory requirements. The Portfolio retained the Russell Midcap Value Index as a performance benchmark because the Russell Midcap Value Index is more closely aligned with the Portfolio’s investment strategies and investment restrictions. The indices are described below.
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The Russell 3000 Index measures the performance of the largest 3000 U.S. companies.
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The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Management
Investment Adviser:  Janus Henderson Investors US LLC
Portfolio Management:  Kevin Preloger is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since April 2013. Justin Tugman, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since March 2015.

Purchase and sale of Portfolio shares
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified retirement plans. Requests are duly processed at the net asset value next calculated after an order is received in good order by the Portfolio or its agents. Refer to the appropriate separate account prospectus or plan documents for details.

Tax information
Because Shares of the Portfolio may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract.

Payments to Insurers, Broker-Dealers, and other financial intermediaries
Portfolio shares are generally available only through an insurer’s variable contracts, or through certain employer or other retirement plans (Retirement Products). Retirement Products are generally purchased through a broker-dealer or other financial intermediary. The Portfolio or its distributor (or its affiliates) may make payments to the insurer and/or its related companies for distribution and/or other services; some of the payments may go to broker-dealers and other financial intermediaries. These payments may create a conflict of interest for an intermediary, or be a factor in the insurer’s decision to include the Portfolio as an underlying investment option in a variable contract. Ask your financial advisor, visit your intermediary’s website, or consult your insurance contract prospectus for more information.
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Additional information about the Portfolios

Fees and expenses
Please refer to the following important information when reviewing the “Fees and Expenses of the Portfolio” table in each Portfolio Summary of the Prospectus. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2024.
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“Annual Fund Operating Expenses” are paid out of a Portfolio’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Portfolio Summary shows, these costs are borne indirectly by all shareholders.
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The “Management Fee” is the investment advisory fee rate paid by each Portfolio to the Adviser. Global Research Portfolio, Overseas Portfolio, Forty Portfolio, Research Portfolio, and Mid Cap Value Portfolio each pay an investment advisory fee rate that adjusts up or down by a variable rate of up to 0.15% (assuming constant assets) on a monthly basis based upon the Portfolio’s performance relative to its benchmark index during a measurement period. This base fee rate, prior to any performance adjustment, is 0.60% for Global Research Portfolio and 0.64% for each of Overseas Portfolio, Forty Portfolio, Research Portfolio, and Mid Cap Value Portfolio. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).
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“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
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“Other Expenses”
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include an administrative services fee of 0.05% of the average daily net assets to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants.
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include acquired fund fees and expenses, which are indirect expenses a Portfolio may incur as a result of investing in shares of an underlying fund, to the extent such expenses are less than 0.01%. “Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. To the extent that a Portfolio invests in Acquired Funds, the Portfolio’s “Total Annual Fund Operating Expenses” may not correlate to the “Ratio of gross expenses to average net assets” presented in the Financial Highlights table because that ratio includes only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in Acquired Funds. Such amounts are less than 0.01%.
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may include reimbursement to Janus Henderson Services US LLC (the “Transfer Agent”), the Portfolios’ transfer agent, of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties.
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include custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses.
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The Adviser has contractually agreed to waive and/or reimburse certain Portfolios’ “Total Annual Fund Operating Expenses” to certain limits for at least a one-year period commencing on April 30, 2025. The expense limits are described in the “Management Expenses” section of this Prospectus. Because a fee waiver and/or reimbursement will have a positive effect upon a portfolio’s performance, a portfolio that pays a performance-based investment advisory fee may experience a performance adjustment that is considered favorable to the Adviser as a result of a fee waiver and/or reimbursement that is in place during the period when the performance adjustment applies.
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All expenses in a Portfolio’s “Fees and Expenses of the Portfolio” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Additional investment strategies and general portfolio policies
The Portfolios’ Board of Trustees (“Trustees”) may change each Portfolio’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Portfolio will notify you in writing at least 60 days before making any such change it considers material. To the extent that a Portfolio has an 80% investment policy, the Portfolio will provide shareholders with at least 60 days’ notice prior to changing this policy. If there is a material change to a Portfolio’s investment objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that a Portfolio will achieve its investment objective.
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Unless otherwise stated, the following section provides additional information about the investment strategies and general policies that are summarized in the Portfolio Summary sections, including the types of securities each Portfolio may invest in when pursuing its investment objective. This section also describes investment strategies and policies that the Portfolios may use to a lesser extent. These non-principal investment strategies and policies may become more important in the future since a Portfolio’s composition can change over time. Except for the Portfolios’ policies with respect to illiquid investments, borrowing, and derivatives use, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit, other than illiquid investments, borrowing, and derivatives use, as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.
Security Selection
Flexible Bond Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds. Portfolio management’s investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models.
Global Research Portfolio and Research Portfolio each pursue their investment objective by investing primarily in common stocks selected for their growth potential. The Central Research Team selects investments that represent their high-conviction investment ideas in all market capitalizations, styles, and with respect to Global Research Portfolio, geographies. The Central Research Team conducts fundamental analysis with a focus on “bottom-up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Stocks considered to be attractive may have all or some of the following characteristics: (i) good and preferably growing free cash flow, (ii) strong and defensible market position, (iii) healthy risk/return profile, (iv) exemplary governance, and (v) attractive valuation. Analysts bring their high-conviction ideas to their respective sector teams. Each sector team compares the appreciation and risk potential of its high-conviction ideas and constructs a sector sleeve that is intended to maximize the best risk-reward opportunities. The sector sleeves are then combined to form the Portfolio’s overall portfolio. The Portfolio Oversight Team, which includes portfolio management, oversees the overall portfolio to manage unintended style risks. Although the Central Research Team may find high-conviction investment ideas anywhere in the world with respect to the Portfolios, the Central Research Team emphasizes investments in securities of U.S.-based issuers for Research Portfolio. Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment, if the risk characteristics have caused a re-evaluation of the opportunity, or if the investment thesis for owning a position has changed. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.
Global Sustainable Equity Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. In selecting investments, portfolio management employs a “bottom-up” approach that focuses on fundamental research. To identify the universe of investible securities for the Portfolio, portfolio management first employs positive selection criteria that seeks to identify companies that derive at least 50% of their current or future expected revenues from at least one of ten environmental and social themes. Environmental themes include efficiency, cleaner energy, water management, environmental services, and sustainable transport. Social themes include sustainable property and finance, safety, quality of life, knowledge and technology, and health.
Next, portfolio management applies broad-based negative screens, which incorporate third-party inputs, to seek to avoid securities of issuers that, in the determination of the Adviser, are significantly engaged in or derive more than de minimis revenue (generally no more than 5-10%, except as noted below) from industries, activities, or assets considered by portfolio management to have a negative impact on society or the environment. A current list of such industries, activities, or assets, which may evolve over time, follows:
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alcohol;
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animal testing (non-medical);
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chemicals of concern;
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civilian firearms and ammunition;
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controversial weapons;
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conventional weapons;
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fossil fuels;
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fur;
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gambling;
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genetically modified organisms;
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human stem cell research;
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intensive farming;
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nuclear power generation;
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pornography;
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tobacco; and
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United Nations Global Compact and Organization for Economic Co-operation and Development violators.
In screening such investments, there may be instances where the de minimis limits cannot be expressed quantitatively, in which case portfolio management applies a qualitative assessment of an issuer. Among other things, the qualitative assessment looks at the extent to which an “avoided” activity is part of a company’s business, whether a company is taking action to address and improve upon such activity, and may consider certain issuers, industries or sectors that are in the process of transitioning to sustainable business practices, in which case a threshold of greater than 5-10% may initially be applied.
Issuers are excluded if they derive any revenue from controversial weapons, fossil fuels, or tobacco production. As it relates to the fossil fuels exclusion, portfolio management may invest in issuers generating power from natural gas if the issuer’s strategy involves a transition to renewable energy power generation and they have a carbon intensity aligned with the Paris Agreement on Climate Change.
In addition, portfolio management applies screens to exclude direct investment in:
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Any issuer whose head office is located in a country or territory included in the latest available version of the European Union’s list of countries and territories not cooperating on tax issuers;
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Any issuer whose registered office is domiciled in a country or territory on the financial Action Task force blacklist or greylist; and
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Any issuer that derives 50% or more of its revenues from electricity generation with a greenhouse gas intensity that exceeds certain thresholds for power sector emissions intensity.
In selecting investments, portfolio management will then consider, among other factors, a company’s growth potential, competitive positioning, operational quality, and strategy. Portfolio management may also consider factors such as a company’s historic and projected return on capital, balance sheets, and financial models. Portfolio management will also consider ESG Factors, which, for this Portfolio, may include climate change, deforestation, biodiversity, human rights, company culture, community relations, board structure and diversity, executive pay, and corporate reporting. Portfolio management seeks to maintain a portfolio of securities that has a carbon footprint and carbon intensity that is at least 20% below the MSCI World Index. At portfolio management’s discretion, the Portfolio will engage with a company’s management regarding matters that may include shareholder rights, governance and remuneration, climate change, carbon emissions, pollution, biodiversity, human capital, and diversity and inclusion.
Portfolio management does not apply these ESG and sustainable investment criteria in managing the Portfolio’s exposure to cash and cash equivalents.
The Portfolio will generally consider selling a stock if, in portfolio management’s opinion, there has been a regulatory, industry, or position-level change that may impair a company’s revenue growth. The Portfolio will also consider selling a stock if, in portfolio management’s opinion, the company’s business model no longer meets the ESG and sustainable investment criteria employed in managing the Portfolio.
Overseas Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers or companies from countries outside of the United States. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Portfolio management will generally consider selling a security when,
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among other things, the security no longer reflects portfolio management’s investment thesis, the security approaches or exceeds its targeted value, there has been a change in a security’s risk/reward potential, or a better idea is identified.
Balanced Portfolio pursues its investment objective by normally investing 35-70% of its assets in equity securities and the remaining assets in fixed-income securities and cash equivalents. In choosing equity investments, portfolio management applies a “bottom-up” approach. In other words, equity portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that equity portfolio management will consider in its fundamental analysis include a company’s revenue growth potential, returns on capital, and balance sheet flexibility. Equity portfolio management will generally consider selling a security when, among other things, it reaches or exceeds its targeted value, the investment thesis for owning the position has changed, or to rebalance industry or sector weightings. In choosing fixed-income investments, portfolio management’s investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Fixed-income portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models.
Enterprise Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies, as determined by reference to the Russell Midcap Growth Index. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Attributes considered in the process of securities selection may include sustainable growth, return on invested capital, attractive valuation, strength of management, and competitive positioning. The Portfolio will generally consider selling a stock when, in portfolio management’s opinion, there is a change in the company’s or industry’s fundamentals, there is a deterioration in a company’s competitive positioning, or if a company reaches or exceeds its targeted value. The Portfolio will also consider selling a stock if a company’s market capitalization exceeds the top of the medium-sized company range.
Forty Portfolio pursues its investment objective by normally investing in a portfolio of 30-40 common stocks selected for their growth potential. Portfolio management applies a “bottom-up” approach that focuses on fundamental research and considers, among other factors, a company’s sustainable competitive advantages, long-term growth potential, and shareholder value. The Portfolio will generally consider selling a security when, in portfolio management’s opinion, there is a deterioration in a company’s financial, the investment thesis for owning the position has changed, or if the security exceeds its targeted value.
Global Technology and Innovation Portfolio pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies that portfolio management believes will benefit significantly from advances or improvements in technology. The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Portfolio management applies a “bottom-up” approach in choosing investments. In other words, portfolio management looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio’s investment policies. Factors that portfolio management may consider in its fundamental analysis include the strength of a company’s balance sheet and a company’s projected returns or growth rates. Portfolio management will generally consider selling a position when, among other things, the investment thesis for owning a position has changed or if the position exceeds its targeted value.
Mid Cap Value Portfolio pursues its investment objective by investing primarily in the common stocks of mid-sized companies and focuses on companies whose stock prices are believed to be undervalued by portfolio management or that have fallen out of favor with the market. As defensive value managers, portfolio management generally looks for companies with:
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strong management teams;
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strong and stable balance sheets and solid recurring free cash flows;
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attractive relative and absolute valuation ratios or that have underperformed recently;
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favorable reward to risk characteristics;
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sustainable competitive advantages that are trading at attractive valuations; and
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strong long-term prospects.
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Unless the investment objective or policies prescribe otherwise, portfolio management may consider selling a holding if, among other things, the security reaches portfolio management’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if portfolio management finds a better investment opportunity. Portfolio management may also consider selling a Portfolio holding to meet redemptions.
Cash Position
The Portfolios may not always stay fully invested. For example, when portfolio management believes that market conditions are unfavorable for investing, or when it is otherwise unable to locate attractive investment opportunities, a Portfolio’s cash or similar investments may increase. Due to differing investment strategies, the cash positions among the Portfolios may vary significantly. When a Portfolio’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent a Portfolio invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.
In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. A Portfolio’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment policies. As a result, the Portfolio may not achieve its investment objective.
Derivatives
A Portfolio may invest in derivatives, which are financial instruments whose value is derived from, or directly linked to, an underlying asset, instrument, currency, or index. A Portfolio may take long and short positions in derivatives. Derivatives can be used for hedging purposes or for non-hedging purposes, such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses. Such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs.
Emerging Markets
Within the parameters of its specific investment policies, each Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which a Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. Frontier market countries typically are located in the Asia-Pacific region, Central and Eastern Europe, the Middle East, Central and South America, and Africa.
ESG Integration
As part of a Portfolio’s investment process, with the exception of Global Sustainable Equity Portfolio, portfolio management considers environmental, social, and governance (“ESG”) risks and opportunities (“ESG Factors”) that it believes are financially material, alongside other fundamental investment factors. Examples of potential financially material ESG Factors may include corporate governance, political governance, executive pay, board structure and diversity, business ethics, corporate reporting, company culture, human capital management and diversity, community relations, human rights, exposure to climate change, biodiversity, and deforestation. Portfolio management focuses on the ESG Factors it considers most likely to have a material impact on the long-term financial performance of the issuer, which includes identifying ESG Factors attributable to a particular region, sector, industry, or issuer. To facilitate its assessment of ESG Factors, portfolio management uses issuer reports, third-party data and internally- generated analyses and may engage directly with issuers. ESG Factors are one of many considerations in the investment decision-making process, may not be determinative in deciding to include or exclude an investment from the portfolio, and may not be considered for every investment decision. Portfolio management may assess the relevance of ESG Factors to its fundamental research process differently across issuers, sectors, regions, and asset classes.
Exchange-Traded Funds
A Portfolio may invest in exchange-traded funds (“ETFs”). ETFs are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Portfolio, which will be indirectly paid by such Portfolio. As a result, the cost of investing in the Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that
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invest directly in stocks and bonds. Since ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments, there may be times when ETFs trade at a premium or discount.
Foreign Securities
Each Portfolio may invest in foreign securities. Portfolio management seeks investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. The Portfolios may at times have significant foreign exposure, including exposure to emerging markets.
High-Yield Bonds
Within the parameters of their specific investment policies, certain Portfolios may invest in bonds that are rated below investment grade (also known as “junk” bonds), such as BB+ or lower by Standard & Poor’s Ratings Services (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) or is an unrated bond of similar quality. A Portfolio may also invest in unrated bonds of foreign and domestic issuers.
Illiquid Investments
Each Portfolio will not acquire any illiquid investment if, immediately after the acquisition, a Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Inflation-Linked Securities
A Portfolio may invest in inflation-linked securities, including Treasury Inflation-Protected Securities (also known as TIPS), municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. TIPS are inflation-linked bonds issued by the U.S. Government. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Inflation-linked bonds are fixed-income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds.
Inflation-linked bonds normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Portfolio.
In the case of TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed. When TIPS mature, the holder is paid the adjusted principal or original principal, whichever is greater. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value or maturity amount of the inflation-linked bond repaid at maturity may be less than the original principal.
Initial Public Offerings and Secondary Offerings
A Portfolio may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPO”), and may at times dispose of those shares shortly after their acquisition. An IPO is the first sale of stock by a private company to the public. IPOs are often issued by smaller, younger companies seeking the capital to expand, but can also be done by large privately-owned companies looking to become publicly traded. A Portfolio may also purchase shares in offerings made by companies that are publicly traded (“secondary offerings”). Secondary offerings may be made by companies for a number of reasons, including as part of a refinancing, to raise capital for growth, and/or to provide existing shareholders with a way to register and sell restricted shares.
Leverage
Certain of a Portfolio’s investments, including derivatives and short sale transactions, involve the use of leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage occurs when a Portfolio increases its assets available
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for investment using derivatives, short sales, when-issued, delayed delivery, or forward commitment transactions, or other similar transactions. The use of other investment techniques can also create a leveraging effect on a Portfolio.
Loans
Flexible Bond Portfolio and Balanced Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis.
Bank Loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.
Bridge Loans. Bridge loans are short-term loan arrangements typically made by a borrower in anticipation of receiving intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan increases the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans typically are structured as senior loans, but may be structured as junior loans.
DIP Loans. DIP loans are issued in connection with restructuring and refinancing transactions. DIP loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court. DIP loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor). DIP loans are often required to close with certainty and in a rapid manner to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.
Mezzanine Loans. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.
Mortgage- and Asset-Backed Securities
Certain Portfolios may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities, as well as the securities of other government or government-related entities, are not backed by the full faith and credit of the U.S. Government.
A Portfolio may also purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized loan obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio’s yield and return.
Nondiversification
Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. Forty Portfolio, Research Portfolio, and Global Technology and Innovation Portfolio are classified as nondiversified. A portfolio that is classified as nondiversified has the ability to take larger positions in more securities than a portfolio that is classified as diversified. This gives a portfolio that is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as the most attractive for the investment objective and strategy of the portfolio. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio that is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio that is classified as diversified. This fluctuation, if significant, may affect the performance of the portfolio.
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Portfolio Turnover
In general, each Portfolio intends to purchase securities for long-term investment, although, to a limited extent, a Portfolio may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio (including due to shareholder purchases and redemptions), the nature of a Portfolio’s investments, and the investment style of portfolio management. Changes are normally made in a Portfolio’s holdings whenever portfolio management believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions for the Portfolios.
Due to the nature of the securities in which Flexible Bond Portfolio invests, it may have relatively high portfolio turnover compared to other portfolios.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover also may have a negative effect on a Portfolio’s performance. The “Financial Highlights” section of this Prospectus shows the Portfolios’ historical turnover rates.
REITs and Real Estate-Related Securities
Each Portfolio may invest in equity and debt securities of real estate-related companies. These securities may include common stocks, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities (such as real estate operating companies (“REOCs”)). A REIT is an entity that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are often categorized as equity REITs, mortgage REITs, and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.
Similar to REITs, REOCs are publicly-traded real estate companies that typically engage in the development, management or financing of real estate, such as homebuilders, hotel management companies, land developers and brokers. REOCs, however, have not elected (or are not eligible) to be taxed as a REIT. The reasons for not making such an election include the (i) availability of tax-loss carry-forwards, (ii) operation in non-REIT-qualifying lines of business, and (iii) ability to retain earnings. Instead, REOCs are generally structured as “C” corporations under the Internal Revenue Code of 1986, as amended, and, as a result, are not required to distribute any portion of their income. In this regard, although REOCs do not receive the same favorable tax treatment that is accorded to REITs, REOCs are typically subject to fewer restrictions than REITs, including the ability to retain and/or reinvest funds from operations and more flexibility in terms of the real estate investments they can make.
Securities Lending
Certain Portfolios may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Portfolio may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles or in time deposits. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Portfolio may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral provided to the Portfolio to collateralize the loan. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase a replacement security in the market. There is a risk that the value of the collateral could be insufficient to cover the cost of the replacement security resulting in a loss to the Portfolio. In certain circumstances, individual loan transactions could yield negative returns. The Adviser intends to manage a portion of the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
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Short Sales
The Portfolios may invest in short positions through short sales of stocks and structured products, and through derivatives that include swaps, uncovered written calls, and futures. A Portfolio may also engage in short sales “against the box” and options for hedging purposes. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility.
A short sale is generally a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and the Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than the supply for the security sold short. If a short squeeze occurs, it is more likely that the Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Portfolio’s losses are potentially unlimited in a short sale transaction. A Portfolio’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in the Portfolio having higher expenses than a portfolio that does not engage in short sales and may negatively affect the Portfolio’s performance.
A Portfolio may enter into a derivatives transaction to obtain short investment exposure to an underlying reference asset. If the value of the underlying reference asset on which a Portfolio has obtained a short investment exposure increases, the Portfolio will incur a loss. This potential loss is theoretically unlimited. A short exposure through a derivative also exposes a Portfolio to credit risk, counterparty risk, and leverage risk.
Special Situations
Certain Portfolios may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of portfolio management, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and a Portfolio’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Sustainable Investing
Sustainable investing is an investment approach utilized by Global Sustainable Equity Portfolio that focuses on companies that are related to certain sustainable development themes, including those that are strategically aligned with environmental and social megatrends such as climate change, resource constraints, growing populations, and aging populations.
Swap Agreements
Certain Portfolios may utilize swap agreements including, but not limited to, credit default swaps, equity swaps, inflation index swaps, interest rate and currency swaps, total return swaps (including fixed-income total return swaps), and swaps on exchange-traded funds, as a means to gain exposure to certain companies or countries, and/or to “hedge” or protect their
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holdings from adverse movements in securities prices, the rate of inflation, or interest rates. Swaps may also be used for capital appreciation. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Various types of swaps such as credit default, equity, interest rate, currency, inflation index, and total return are described in the “Glossary of Investment Terms.”
Index Credit Default Swaps. Certain Portfolios may invest in index credit default swaps (“CDX”). CDX are swaps on an index of credit default swaps. CDX allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or a commercial mortgage-backed index) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis.
TBA Commitments
A Portfolio may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value. Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government Securities
Certain Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the full faith and credit of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Portfolio, with the exception of Flexible Bond Portfolio, may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not intended to be principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios’ assets or reducing risk; however, they may not achieve the Portfolios’ investment objectives. These securities and strategies may include:
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debt securities (such as bonds, notes, sovereign debt, and debentures)
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preferred stocks and securities convertible into common stocks or preferred stocks
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indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)
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securities purchased on a when-issued, delayed delivery, or forward commitment basis
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equity and fixed-income securities issued in private placement transactions
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Unless otherwise stated within its specific investment policies, Flexible Bond Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not intended to be principal investment strategies of the Portfolio. If successful, they may benefit the Portfolio by earning a return on the Portfolio’s assets or reducing risk; however, they may not achieve the Portfolio’s investment objective. These securities and strategies may include:
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equity securities (such as stocks or any other security representing an ownership interest)
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preferred stocks and securities convertible into common stocks or preferred stocks
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pass-through securities including mortgage dollar rolls
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collateralized debt obligations, collateralized mortgage obligations, and other similarly structured securities
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pay-in-kind, and step coupon securities
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securities purchased on a when-issued, delayed delivery, or forward commitment basis
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equity and fixed-income securities issued in private placement transactions

Risks of the Portfolios
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Portfolios. To varying degrees, the Portfolios may invest in equity securities, fixed-income securities, money market instruments or cash/cash equivalents, and derivatives. The following information is intended to help you better understand some of the risks of investing in the Portfolios, including those risks that are summarized in the Portfolio Summary sections. This information also includes descriptions of other risks a Portfolio may be subject to as a result of additional investment strategies and general policies that may apply to the Portfolio. The impact of the following risks on a Portfolio may vary depending on the Portfolio’s investments. The greater the Portfolio’s investment in a particular security, the greater the Portfolio’s exposure to the risks associated with that security. Before investing in a Portfolio, you should consider carefully the risks that you assume when investing in the Portfolio.
Collateralized Loan Obligation Risk. The risks of investing in a collateralized loan obligation (“CLO”) can be generally summarized as a combination of economic risks of the underlying loans and the risks associated with the CLO structure governing the priority of payments. The degree of such risk will generally correspond to the specific tranche in which a Portfolio is invested. Higher rated tranches (such as AAA rated tranches) do not constitute a guarantee and in stressed market environments it is possible that these CLO tranches could experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and significant losses experienced by subordinated/equity tranches, market anticipation of defaults, as well as negative market sentiment with respect to CLO securities as an asset class. Portfolio management may not be able to accurately predict how specific CLOs or the portfolio of underlying loans for such CLOs will react to changes or stresses in the market, including changes in interest rates. The most common risks associated with investing in CLOs are interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.
Collateralized Mortgage Obligation Risk. Collateralized mortgage obligations (“CMOs”) are a type of mortgage-backed security. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a Portfolio invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the Adviser, it is possible that a Portfolio could lose all or substantially all of its investment.
Counterparty Risk. Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or
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other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Portfolio. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Portfolio may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles or in time deposits. In addition, a Portfolio may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Credit Quality Risk. Through a Portfolio’s investments in fixed-income securities, a Portfolio is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a security. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Portfolio’s returns and yield.
Many fixed-income securities receive credit ratings from services such as Standard & Poor’s, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact a Portfolio’s return and yield. If a security has not received a rating, a Portfolio must rely upon the Adviser’s credit assessment, which if incorrect can also impact the Portfolio’s returns and yield. Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Credit Risk Transfer Securities Risk. Credit risk transfer securities (“CRTs”) are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as a Portfolio have no direct recourse to the underlying mortgage loans in the event of a default. The risks associated with CRTs are different from the risks associated with investments in mortgage-backed securities issued by government sponsored enterprises or private issuers because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. These risks are in addition to the risks described under “Fixed-Income Securities Risk.”
Depositary Receipts Risk. Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, market risk, and foreign exposure risk, because their values depend on the performance of a foreign security denominated in its home currency.
Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Portfolio to be more volatile than if it had not used leverage.
The Portfolios may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that portfolio management’s use of derivative investments will benefit the Portfolios. A Portfolio’s performance could be worse than if the Portfolio had not used such instruments. Use of such investments may instead increase risk to the Portfolio, rather than reduce risk.
Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments.
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Futures and Swaps Related to Interest Rate Risk. A Portfolio’s investments in interest rate futures, swaps, or futures on interest rate sensitive securities entail the risk that portfolio management’s prediction of the direction of interest rates is wrong, and the Portfolio could incur a loss. In addition, due to the possibility of price distortions in the interest rate futures or swaps markets, or an imperfect correlation between the underlying instrument and the interest rate portfolio management is seeking to hedge, a correct forecast of general interest rate trends by portfolio management may not result in the successful use of futures and swaps related to interest rates.
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Index Credit Default Swaps Risk. If a Portfolio holds a long position in CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by CDX. By investing in CDX, a Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDX also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty.
Emerging Markets Risk. Within the parameters of its specific investment policies, each Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. To the extent that a Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio’s investments.
The securities markets of many of these emerging market countries may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Portfolio to obtain or to enforce a judgment against the issuers of such securities. In addition, a Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that a Portfolio invests a significant portion of its assets in the securities of emerging markets issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. A Portfolio may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Portfolio invests in Chinese or other local market securities.
Emerging market countries in which a Portfolio may invest include frontier market countries, which generally have smaller economies and even less developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The magnification of risks are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by other countries; and the relatively new and unsettled securities laws in many frontier market countries.
ESG Integration Risk. There is a risk that considering ESG Factors as part of a Portfolio’s investment process, with the exception of Global Sustainable Equity Portfolio, may fail to produce the intended results or that a Portfolio may perform differently from portfolios that have a similar investment style but do not formally incorporate such considerations in their strategy. While portfolio management believes that the consideration of financially material ESG Factors has the potential to provide better risk-adjusted returns, ESG Factors may not be considered for every investment decision and there is no guarantee that the consideration of ESG Factors will result in better performance. In addition, information related to ESG Factors provided by issuers and third parties, which portfolio management may utilize, continues to develop, and may be
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incomplete, inaccurate, use different methodologies or be applied differently across issuers and industries. Further, the U.S. regulatory landscape regarding the use of ESG Factors in investing is still developing and future rules and regulations may require a Portfolio to modify or alter its investment process and/or how it discloses its consideration of ESG Factors.
ESG Investment Risk. Because Global Sustainable Equity Portfolio considers ESG Factors (as defined in the Portfolio Summary) in selecting securities, the Portfolio may perform differently than portfolios that do not consider ESG Factors. Due to the ESG considerations and exclusionary criteria employed by the Portfolio, the Portfolio may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply similar criteria. ESG-related information provided by issuers and third parties, upon which portfolio management may utilize, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Portfolio to modify or alter its investment process. Similarly, government policies incentivizing companies to consider their environmental or social practices may fall out of favor, which could potentially limit the Portfolio’s investment universe. There is also a risk that the issuers identified through the investment process employed by the Portfolio may fail to adhere to positive environmental or social practices, which may result in selling a security when it might otherwise be disadvantageous to do so.
Exchange-Traded Funds Risk. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount to its net asset value. When a Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in a Portfolio may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, a Portfolio may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Portfolio’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.
The ETFs in which a Portfolio may invest are subject to specific risks, depending on the investment strategy of the ETF. In turn, a Portfolio will be subject to substantially the same risks as those associated with direct exposure to the securities or commodities held by the ETF. Because a Portfolio may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, and commodity-linked investments risk. To the extent a Portfolio invests in fixed-income ETFs, it will be indirectly exposed to the same risks described under “Fixed-Income Securities Risk.”
Fixed-Income Securities Risk. The Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may hold debt and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause a Portfolio’s net asset value to likewise decrease. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities and durations tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. Investments in fixed-income securities with very low or negative interest rates may diminish a Portfolio’s yield and performance.
Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain debt obligations may be paid off quicker than originally anticipated, which may cause a Portfolio to reinvest its assets in securities with lower yields, resulting in a decline in a Portfolio’s income or return potential. Fixed-income securities may also be subject to extension risk, valuation risk and liquidity risk. Extension risk is the risk that during periods of rising interest rates, certain debt obligations may be paid off substantially slower than originally anticipated, and as a result, the
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value of those obligations may fall. Valuation risk is the risk that one or more of the fixed-income securities in which a Portfolio invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Valuation may also be affected by changes in the issuer’s financial strength, the market’s perception of such strength, or in the credit rating of the issuer of the security. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time portfolio management would like or at the price portfolio management believes the security is currently worth. Consequently, a Portfolio may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Portfolio’s performance. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. To the extent a Portfolio invests in fixed-income securities in a particular industry or economic sector, its share values may fluctuate in response to events affecting that industry or sector. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. To the extent that a Portfolio invests in derivatives tied to fixed-income securities, such Portfolio may be more substantially exposed to these risks than a portfolio that does not invest in such derivatives. The market for certain fixed-income securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Similarly, the amount of assets deemed illiquid remaining within a Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Foreign Exposure Risk. Within the parameters of its specific investment policies, each Portfolio may invest in foreign equity and debt securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Additional risks may be present with respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world. An issuer is deemed to be economically tied to a country or countries if one or more of the following tests are met: (i) the issuer is organized in, or its primary business office or principal trading market of its equity is located in, the country; (ii) a majority of the issuer’s revenues are derived from one or more countries; or (iii) a majority of the issuer’s assets are located in one or more countries. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Portfolio’s performance may depend on factors other than the performance of a particular company. These factors include:
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Currency Risk. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
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Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Portfolio to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Portfolio. Such factors may hinder a Portfolio’s ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
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Political and Economic Risk. Foreign investments may be subject to increased political and economic risks, including the imposition of economic and other sanctions. Sanctions imposed by the U.S. Government on other countries or persons or issuers operating in such countries could restrict a Portfolio’s ability to buy affected securities or force a Portfolio to dispose of any affected securities it has previously purchased at an inopportune time. As a result, a Portfolio may experience a greater risk of loss with respect to securities impacted by such sanctions.
Political and economic risks may be heightened in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or
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developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Portfolio’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
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Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.
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Transaction Costs Risk. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Geographic Concentration Risk. To the extent that a Portfolio invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Portfolio than they would on a more geographically diversified portfolio, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Portfolio’s performance.
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European Investments Risk. Exposure to investments in European countries may expose a Portfolio to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Portfolio may be exposed to investments in securities of issuers that are domiciled in, have significant operations in, or that are listed on at least one securities exchange within member states of the European Union (the “EU”). A number of countries within the EU are also members of the Economic and Monetary Union (the “EMU”) (together, with the EU, the “eurozone”) and have adopted the euro as their currency. Eurozone membership requires member states to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in import or export tariffs, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and other currencies of certain EU countries which are not in the eurozone, the default or threat of default by an EU member state on its sovereign debt, and/or an economic recession in an EU member state may have a significant adverse effect on the economies of other EU member states and major trading partners outside Europe.
Growth Securities Risk. Certain Portfolios invest in companies that portfolio management believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If portfolio management’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing a Portfolio’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.
High-Yield Bond Risk. High-yield bonds (also known as “junk” bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor’s, Fitch, and Moody’s or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of the SAI for a description of bond rating categories.
Industry and Sector Risk. Industry and sector risk is the possibility that a group of related securities will decline in price due to industry-specific or economic sector-specific developments. Companies in the same or similar industries and economic sectors may share common characteristics and are more likely to react similarly to industry-specific market or economic
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developments. Each Portfolio’s investments, if any, in multiple companies in a particular industry or economic sector may increase that Portfolio’s exposure to industry and sector risk.
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Industrials Sector Risk. The industrials sector is comprised of companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment, and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation and spending, import controls, and worldwide competition. In addition, companies may be adversely affected by environmental damages, product liability claims and exchange rates, and may face product obsolescence due to rapid technological developments and frequent new product introduction.
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Technology Sector Risk. In the technology sector, competitive pressures may have a significant effect on the performance of companies in which a Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.
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Semiconductor Industry Risk. Semiconductor companies may have limited product lines, markets, financial resources or personnel. Semiconductor companies typically face intense competition, potentially rapid product obsolescence and high capital costs and are dependent on third-party suppliers and the availability of materials. They are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. Semiconductor companies are also affected by the economic performance of their customers.
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Software Industry Risk. Software companies can be significantly affected by intense competition, aggressive pricing, technological innovation, product obsolescence, and the ability to attract and retain skilled employees. Software companies also may be dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.
Inflation Risk. Inflation risk is the risk that the value of certain assets or real income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of a Portfolio’s assets and distributions may decline. This risk may be elevated in a low interest rate environment.
Inflation-Linked Investments Risk. Inflation-linked bonds (including TIPS), and other inflation-linked securities normally will decline in price when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-linked bonds may experience greater losses than other fixed-income securities with similar durations. Except for a Portfolio’s investments in TIPS, which are guaranteed as to principal by the U.S. Treasury, the inflation-adjusted principal value or maturity amount of inflation-linked bonds repaid at maturity may be less than the original principal. Because of their inflation-linked adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate securities. In the event of deflation, where prices decline over time, the principal and income of inflation-linked bonds will likely decline, resulting in losses to a Portfolio.
Initial Public Offering and Secondary Offering Risk. A Portfolio’s purchase of shares issued in an IPO exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. Attractive IPOs are often oversubscribed and may not be available to the Portfolios, or may be available only in very limited quantities. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated up and down significantly over short periods of time. There can be no assurance that the Portfolios will identify favorable IPO investment opportunities. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Portfolios to which IPO securities are allocated increases, the number of securities issued to any one Portfolio may decrease. In addition, as a portfolio increases in size, the impact of IPOs on the portfolio’s performance will generally decrease.
A Portfolio may purchase shares in secondary offerings. Secondary offerings may expose a Portfolio to some of the risks of IPOs. Participation in secondary offerings may have a magnified impact on the performance of a portfolio to the extent that it has a small asset base and the portfolio may not experience similar performance as its assets grow. Secondary offering shares frequently are volatile in price. As a result, a Portfolio may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of a Portfolio and may lead to increased expenses for a Portfolio, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than
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shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.
Issuer Concentration Risk. A Portfolio’s holdings may be comprised of a relatively small number of issuers in comparison to other portfolios. As a result, the Portfolio may be subject to greater risks than a portfolio that invests in a greater number of issuers. A change in the value of any single investment held by a Portfolio may affect the overall value of the Portfolio more than it would affect a portfolio that holds more investments. In particular, a Portfolio may be more susceptible to adverse developments affecting any single issuer held by the Portfolio and may be susceptible to greater losses because of these developments.
Leverage Risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose a Portfolio to greater risk and increase its costs. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of the Investment Company Act of 1940, as amended, and the rules thereunder. Increases and decreases in the value of a Portfolio’s holdings will be magnified when the Portfolio uses leverage.
Liquidity Risk. A Portfolio may invest in securities or instruments that do not trade actively or in large volumes, and may make investments that are less liquid than other investments. Also, a Portfolio may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the security or instrument at all. Investments in foreign securities, particularly those of issuers located in emerging market countries, tend to have greater exposure to liquidity risk than domestic securities. In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). An inability to sell one or more portfolio positions can adversely affect a Portfolio’s value or prevent such Portfolio from being able to take advantage of other investment opportunities. Liquidity risk may be increased to the extent that a Portfolio invests in Rule 144A and other securities exempt from certain registration requirements that are deemed to be illiquid investments.
Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s net asset value and may increase brokerage costs.
Loan Risk. Flexible Bond Portfolio and Balanced Portfolio may invest in various commercial loans. The risks of such investments vary, depending on the type of loans underlying the investments, as described below.
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Bank Loan Risk. The bank loans in which Flexible Bond Portfolio and Balanced Portfolio invest may be denominated in U.S. or non-U.S. currencies, including the euro. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Some participation interests and assignments may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Additionally, because the Adviser, in the course of investing a Portfolio’s assets in loans, may have access to material non-public information regarding the borrower, the ability of a Portfolio to purchase or sell publicly-traded securities of such borrowers may be restricted. In addition, to the extent a Portfolio invests in non-U.S. bank loan investments, those investments also are subject to the risks of foreign investment.
If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any
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collateral could be liquidated. There may be a number of intermediate participants in bank loan transactions and loan agreements that have specific rights, obligations, terms, and conditions. As such, any number of factors in an investment in bank loans could cause a Portfolio to lose income or principal on a particular investment, which in turn could affect a Portfolio’s returns, and you could lose money.
Interest rates on floating rate bank loans adjust with interest rate changes and/or issuer credit quality, and unexpected changes in such rates could result in losses to a Portfolio. Additionally, borrowers may pay back principal in whole or part, prior to scheduled due dates. Such prepayment may result in a Portfolio realizing less income on a particular investment and replacing the floating rate bank loan with a less attractive security, which may provide less return to a Portfolio.
Bank loans are generally less liquid than many other fixed-income securities and may be subject to restrictions on resale. Transactions in bank loans may take more than seven days to settle. As a result, the proceeds related to the sale of bank loans may not be available to make additional investments or to meet a Portfolio’s redemption obligations until a substantial period after the sale of the loans. To the extent that extended settlement creates short-term liquidity needs, a Portfolio may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Portfolio).
A Portfolio may not be able to identify and invest in attractive floating rate bank loans, such as senior loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. A Portfolio may also invest in other floating rate debt securities or other investments. For example, a Portfolio may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal. Bank loan investments may be generally considered speculative and risks arising from a Portfolio’s investments in bank loans may be similar to those of investments in “junk” bonds or below investment grade investments. A Portfolio’s investments in bank loans may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.
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Bridge Loan Risk. Investments in bridge loans subject a Portfolio to certain risks in addition to those described above. In addition, any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.
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DIP Loan Risk. Investments in DIP loans are subject to the risk that the entity will not emerge from bankruptcy and will be forced to liquidate its assets. In the event of liquidation, a Portfolio’s only recourse will be against the property securing the DIP loan.
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Mezzanine Loan Risk. Mezzanine loans generally are rated below investment grade, and frequently are unrated. Because mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure, they are subject to the additional risk that the cash flow of the related borrower and any property securing the loan may be insufficient to repay the loan after the related borrower pays off any senior obligations. Mezzanine loans, which are usually issued in private placement transactions, may be considered illiquid. In addition, they are often used by smaller companies that may be highly leveraged, and in turn may be subject to a higher risk of default. Investment in mezzanine loans is a specialized practice that depends more heavily on independent credit analysis than investments in other fixed-income securities.
Market Risk. The value of a Portfolio’s holdings may decrease if the value of one or more issuers in the Portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s holdings decreases, the Portfolio’s net asset value will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole.
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, armed conflicts, including related sanctions, social unrest, tariffs, trade disputes, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures,
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travel restrictions and/or quarantines, and generally have a significant and negative impact on the global economies and financial markets.
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Armed Conflicts Risk. Examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions, and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the United States and broader global economy and the markets for certain securities and commodities.
Money Market Fund Investment Risk. The Portfolios may have cash balances that have not been invested in portfolio securities, which may be used to purchase shares of affiliated or non-affiliated money market funds, or cash management pooled investment vehicles that operate as money market funds, as part of a cash sweep program. By investing in a money market fund, the Portfolios will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective and a Portfolio may lose money. To the extent a Portfolio transacts in instruments such as derivatives, such Portfolio may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from such Portfolio’s investments in derivatives. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that a money market fund will maintain a $1.00 per share net asset value at all times. Factors that could adversely affect the value of a money market fund’s shares include, among other things, a sharp rise in interest rates, an illiquid market for the securities held by the money market fund, a high volume of redemption activity in a fund’s shares, and a credit event or credit rating downgrade affecting one or more of the issuers of securities held by the money market fund. In addition, the failure of even an unrelated money market fund to maintain a stable net asset value could create a widespread risk of increased redemption pressures on all money market funds, potentially jeopardizing the stability of their net asset values. Certain money market funds have in the past failed to maintain stable net asset values, and there can be no assurance that such failures and resulting redemption pressures will not impact money market funds in the future.
Rules adopted by the Securities and Exchange Commission (the “SEC”) require, among other things, certain money market funds to cause transactions in shares of these funds to be effected using a fund’s net asset value per share calculated out to the fourth decimal point (e.g., $1.0000 instead of $1.00). “Government Money Market Funds” and “Retail Money Market Funds” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, are not subject to the floating net asset value requirements, as described above. In addition, certain money market funds may impose a discretionary fee (up to 2%) upon sale of shares because of market conditions or other factors if a fund’s board or delegate believes such fee is in the best interest of the fund.
Recently adopted amendments to Rule 2a-7 will also require certain money market funds, excluding government money market funds and retail money market funds, to impose mandatory liquidity fees when a fund experiences net redemptions that exceed 5% of its net assets, unless the fund’s liquidity costs are de minimis (i.e., less than 1 basis point).
There can be no assurance that a Portfolio’s investments in money market funds are not adversely affected by reforms to money market regulation that may be adopted by the SEC or other regulatory authorities.
In addition to the fees and expenses that a Portfolio directly bears, a Portfolio indirectly bears the fees and expenses of any money market fund in which it invests.
Mortgage- and Asset-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a Portfolio that holds mortgage-backed securities to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce a Portfolio’s returns because the Portfolio will have to reinvest that money at lower prevailing interest rates. Investments in certain mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
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CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.
Similarly, the value of a Portfolio’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. A Portfolio could incur a loss if the underlying loans are not paid. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.
Nondiversification Risk. Forty Portfolio, Research Portfolio, and Global Technology and Innovation Portfolio are classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security held by a Portfolio may have a greater impact on the Portfolio’s net asset value and total return. Being nondiversified may also make a Portfolio more susceptible to financial, economic, political, or other developments that may impact a security. Although a Portfolio may satisfy the requirements for a diversified portfolio, and has from time to time operated as diversified, its nondiversified classification gives portfolio management more flexibility to hold larger positions in more securities than a portfolio that is classified as diversified.
Portfolio Management Risk. The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies and research process employed for the Portfolios may fail to produce the intended results. Accordingly, the Portfolios may underperform benchmark indices or other funds with similar investment objectives.
Private Placements and Other Exempt Securities Risk. Investments in private placements and other securities exempt from certain registration requirements could decrease a Portfolio’s liquidity profile or prevent a Portfolio from disposing of them promptly at advantageous prices. Private placements and other securities exempt from certain registration requirements may be less liquid than other investments because such securities may not always be readily sold in broad public markets and may have no active trading market. As a result, they may be difficult to value because market quotations may not be readily available. Transaction costs may be higher for these securities, and a Portfolio may get only limited information about the issuer of a private placement or other security exempt from certain registration requirements.
REIT and Real Estate-Related Securities Risk. To the extent a Portfolio holds REITs and REIT-like entities, it may be subject to the additional risks associated with REIT and REIT-like investments. REITs and REIT-like entities are subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs, changes in capital markets and interest rates, management skill in running a REIT, and the creditworthiness of the REIT. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. In addition, mortgage REITs (similar to direct investments in mortgage-backed securities) are subject to prepayment risk. Equity REITs and mortgage REITs are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. While equity REITs and mortgage REITs may provide exposure to a large number of properties, such properties may be concentrated in a particular industry, region, or housing type, making such investments more vulnerable to unfavorable developments to economic or market events. Certain “special purpose” REITs in which a Portfolio may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors. A Portfolio’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of a Portfolio’s expenses. The value of investments in REOCs will generally be affected by the same
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factors that adversely affect REIT investments; however, REOCs may also be adversely affected by income streams derived from businesses other than real estate ownership.
Additionally, a REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, or the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for a Portfolio, including significantly reducing the return to the Portfolio on its investment in such company.
Small- and Mid-Sized Companies Risk. A Portfolio’s investments in securities issued by small- and mid-sized companies, which can include smaller, start-up companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. For example, small- and mid-sized companies may suffer more significant losses as a result of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger or more established companies. These holdings are also subject to wider price fluctuations and tend to be less liquid than stocks of larger or more established companies, which could have a significant adverse effect on a Portfolio’s returns, especially as market conditions change.
Sovereign Debt Risk. A Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Investments in sovereign debt, especially the debt of certain emerging market countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent a Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.
Sustainable Investment Risk. Global Sustainable Equity Portfolio follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Portfolio may have a significant portion of its assets invested in securities of companies conducting similar business or businesses within the same economic sector, which may make the Portfolio more vulnerable to unfavorable developments in a particular sector than portfolios that invest more broadly. Additionally, due to its exclusionary criteria, the Portfolio may not be invested in certain industries or sectors, and therefore may have lower performance than portfolios that do not apply this criteria. In addition, since sustainable and ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Portfolio may be limited at times. Sustainability and ESG-related information provided by issuers and third parties, upon which portfolio management may rely, continues to develop, and may be incomplete, inaccurate, use different methodologies, or be applied differently across companies and industries. As the regulatory landscape around responsible investing continues to evolve across regions, future rules and regulations may require the Portfolio to modify or alter its investment process. There is also a risk that the companies identified through the investment process may fail to adhere to sustainable and/or ESG-related business practices, which may result in the Portfolio selling a security when it might otherwise be disadvantageous to do so.
TBA Commitments Risk. A Portfolio may enter into “to be announced” or “TBA” commitments. Although TBA commitments must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. If the counterparty to a transaction fails to deliver the securities, the Portfolio could suffer a loss. Because TBA commitments do not require the delivery of a specific security, the characteristics of a security delivered to a Portfolio may be less favorable than expected. There is a risk that the
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security that a Portfolio buys will lose value between the purchase and settlement dates. When a Portfolio sells a TBA security prior to settlement, it does not participate in future gains or losses with respect to the security. A Portfolio is generally not required to pay for the TBA security until the settlement date and, as a result, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
Variable Interest Entities (“VIEs”) Risk. In seeking exposure to Chinese issuers, a Portfolio may invest in VIE structures, which in addition to the risks listed under “Foreign Exposure Risk” and “Emerging Markets Risk,” present additional complexity and risks that may not be present in other organizational structures. VIE structures enable foreign investors, such as a Portfolio, to obtain exposure to a Chinese operating company through a contractual agreement without having equity ownership of such company. The Chinese government could determine at any time, and without notice, that the agreements establishing the VIE structure do not comply with Chinese law and regulations, which could result in potential penalties, revocation of business and operating licenses, or forfeiture of ownership interests. Additionally, because VIEs operate using contractual arrangements rather than having equity ownership, foreign investors do not have rights of direct equity owners including rights to residual profits or control over management.
Warrants and Rights Risk. The price, performance and liquidity of warrants and rights to purchase equity securities are typically linked to the underlying stock. These instruments have many characteristics of convertible securities and, similarly, will react to variations in the general market for equity securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities Risk. These securities are debt obligations that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a discount from their face value. Zero-coupon securities do not pay interest until maturity. Step-coupon securities pay coupon interest that increases or decreases over the life of the bond. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, they are especially sensitive to changes in interest rates, and their prices are generally more volatile than debt securities that pay interest periodically. If an issuer of zero-coupon, step coupon or pay-in-kind securities defaults, a Portfolio may lose its entire investment. A Portfolio generally will be required to distribute dividends to shareholders representing the income from these instruments as it accrues, even though the Portfolio will not receive all of the income on a current basis or in cash. Thus, a Portfolio may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders.
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Management of the Portfolios

Investment adviser
Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Portfolio. The Adviser is responsible for the day-to-day management of the Portfolios’ investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios’ investments. The Adviser also provides certain administration and other services and is responsible for other business affairs of each Portfolio. The Adviser utilizes a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Janus Henderson Investors UK Limited and Janus Henderson Investors (Jersey) Limited (collectively, “JHIUKL”), pursuant to which one or more Janus Henderson employees, acting for JHIUKL, may also serve as “associated persons” of the Adviser. In this capacity, such Janus Henderson employees, acting for JHIUKL, are subject to the oversight and supervision of the Adviser and may provide portfolio management, research, and related services to Global Sustainable Equity Portfolio on behalf of the Adviser.
The Adviser (together with its predecessors and affiliates) has served as investment adviser to the Janus Henderson mutual funds since 1970 and currently serves as investment adviser to all of the Janus Henderson mutual funds as well as the Janus Henderson exchange-traded funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
The Trust and the Adviser have received an exemptive order from the SEC that permits the Adviser, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Portfolio’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or the Adviser (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of the Adviser or of another company that, indirectly or directly, wholly owns the Adviser (collectively, “wholly-owned subadvisers”).
Pursuant to the order, the Adviser, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and, as appropriate, reallocate a Portfolio’s assets among the Adviser and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). To the extent that a Portfolio’s assets are allocated to one or more subadvisers, the Adviser, subject to oversight by the Trustees, would have the responsibility to oversee such subadviser(s) to a Portfolio and to recommend for approval by the Trustees, the hiring, termination, and replacement of a subadviser for a Portfolio. In the event that the Adviser hires a subadviser pursuant to the manager-of-managers structure, the affected Janus Henderson fund would provide shareholders with information about the subadviser and subadvisory agreement within 90 days.
The Adviser furnishes certain administration, compliance, and accounting services to the Portfolios, including providing office space for the Portfolios and providing personnel to serve as officers to the Portfolios. The Portfolios reimburse the Adviser for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). These costs include some or all of the salaries, fees, and expenses of the Adviser’s employees and Portfolio officers, including the Portfolios’ Chief Compliance Officer and compliance staff, that provide specified administration and compliance services to the Portfolios. The Portfolios pay these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser provides to the Portfolios.

Management expenses
Each Portfolio pays the Adviser an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Portfolio’s investment advisory fee is calculated daily and paid monthly. Each Portfolio’s advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay.
The following tables reflect each Portfolio’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual compensation rate paid by each Portfolio to the Adviser after any applicable fee waivers and/or expense reimbursements.
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Fixed-Rate Investment Advisory Fee
The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio’s average daily net assets.
Portfolio Name	Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%) (annual rate)	Actual Compensation Rate Paid to Adviser (%) (for the fiscal year ended December 31, 2024)
Fixed Income
Flexible Bond Portfolio	First $300 Million	0.55	0.45
	Over $300 Million	0.45
Global & International
Global Sustainable Equity Portfolio	First $2 Billion	0.75	0.00 (1)
	Over $2 Billion	0.70
Growth & Core
Balanced Portfolio	All Asset Levels	0.55	0.55
Enterprise Portfolio	All Asset Levels	0.64	0.64
Specialty Equity
Global Technology and Innovation Portfolio	All Asset Levels	0.64	0.64

(1)
For the fiscal year ended December 31, 2024, the Portfolio did not pay any compensation to the Adviser after any applicable fee waivers/expense reimbursements because the Portfolio’s fee waiver exceeded the investment advisory fee.
Performance-Based Investment Advisory Fee
As reflected in the table below, Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio each pay an investment advisory fee rate that may adjust up or down based on each Portfolio’s performance relative to the cumulative investment record of its performance fee benchmark index (referred to in this section as the “benchmark index”) over a rolling 36-month performance measurement period. The second column in the table below shows each Portfolio’s base fee rate. The third column shows the full performance rate for outperformance or underperformance during the measurement period relative to each Portfolio’s respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Portfolio’s base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual compensation rate paid by each Portfolio after any applicable fee waivers and/or expense reimbursements as of the end of the fiscal year.
As an example, if a Portfolio outperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would increase by 0.15% (assuming constant assets). Conversely, if a Portfolio underperformed its benchmark index over the performance measurement period by its full performance rate (listed in the table below), the advisory fee would decrease by 0.15% (assuming constant assets). Actual performance within the full range of the full performance rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%. Additional details discussing the performance fee are included below with further description in the SAI.
Portfolio Name	Base Fee Rate (%)	Full Performance Rate vs. Benchmark Index	Performance Adjusted Investment Advisory Fee Rate (%)	Actual Compensation Rate Paid to Adviser (%) (for the fiscal year ended December 31, 2024)
Global Research Portfolio	0.60	± 6.00%	0.63	0.63
Mid Cap Value Portfolio	0.64	± 4.00%	0.75	0.75
Research Portfolio	0.64	± 5.00%	0.56	0.56
Overseas Portfolio	0.64	± 7.00%	0.77	0.77
Forty Portfolio	0.64	± 8.50%	0.51	0.51

For Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance
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adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Portfolio has performed relative to its benchmark index as shown below:
Portfolio Name	Benchmark Index
Global Research Portfolio	MSCI World Index
Mid Cap Value Portfolio	Russell Midcap Value Index
Research Portfolio	Russell 1000 Growth Index
Overseas Portfolio	MSCI All Country World ex-USA Index
Forty Portfolio	Russell 1000 Growth Index

The calculation of the performance adjustment applies as follows:
Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment
The investment advisory fee rate paid to the Adviser by each Portfolio in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month rolling performance measurement period.
No Performance Adjustment is applied unless the difference between a Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses whereas a Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Portfolio.
The application of an expense limit, if any, will have a positive effect upon Mid Cap Value Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by the Adviser.
The investment performance of a Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After the Adviser determines whether a particular Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of that Portfolio’s benchmark index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it depends on the performance of each Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of each Portfolio.
A discussion regarding the basis for the Trustees’ approval of the Portfolios’ investment advisory agreements is included in each Portfolio’s financial statements located in Form N-CSR for the periods ending December 31 and June 30. The Portfolios’ annual or semiannual financial statements are available, free of charge, at janushenderson.com/VIT or by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687.
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Fee Waivers and Expense Limitations
The Adviser has contractually agreed to waive the advisory fee payable by each Portfolio listed below or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses, exceed the annual rate shown below. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.
With respect to Flexible Bond Portfolio and Balanced Portfolio, the Adviser has contractually agreed to waive and/or reimburse a portion of each Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which each Portfolio invests. Pursuant to this agreement, the waiver amount is equal to the amount of the Portfolio’s assets invested in the affiliated ETFs, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF, less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETFs (including, but not limited to custody, sub-administration, transfer agency, legal, and audit fees).
These contractual waivers may be modified or terminated only at the discretion of the Board of Trustees. For information about how the expense limit affects the total expenses of each Portfolio, if applicable, see the “Fees and Expenses of the Portfolio” table in each Portfolio Summary of the Prospectus. The Adviser has agreed to continue each waiver for at least a one-year period commencing on April 30, 2025.
Portfolio Name	Expense Limit Percentage (%)
Fixed Income
Flexible Bond Portfolio	0.52
Global & International
Global Sustainable Equity Portfolio	0.68(1)
Specialty Equity
Global Technology and Innovation Portfolio	0.88(2)
Value
Mid Cap Value Portfolio(3)	0.77

(1)
The previous expense limit (for the one-year period commencing April 29, 2024) was 0.80%.
(2)
The previous expense limit (for the one-year period commencing April 29, 2024) was 0.95%.
(3)
The Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index during a measurement period. Because a fee waiver and/or reimbursement will have a positive effect upon the Portfolio’s performance, a fee waiver and/or reimbursement that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the Adviser.

Portfolio management
Flexible Bond Portfolio

Co-Portfolio Managers Michael Keough, John Lloyd, and Greg Wilensky are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the others.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since December 2015. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
John Lloyd is Lead, Multi-Sector Credit Strategies of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since June 2024. Mr. Lloyd is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser as a research analyst in January 2005. Mr. Lloyd holds a Bachelor of Arts degree in Economics from the University of Michigan and a Master of Business Administration degree from Tuck School of Business at Dartmouth College.
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Greg Wilensky, CFA, is Head of U.S. Fixed-Income of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Business Administration from Washington University and a Master of Business Administration degree from the University of Chicago. Mr. Wilensky holds the Chartered Financial Analyst designation.
Global Research Portfolio

The Central Research Team selects investments for Global Research Portfolio and has done so since May 2013. The Central Research Team consists of the Adviser’s equity research analysts. The Portfolio Oversight Team oversees the Portfolio’s holdings. Joshua Cummings and John Jordan are members of the Portfolio Oversight Team and are primarily responsible for the day-to-day management of the Portfolio.
Joshua Cummings, CFA, is Head of the Consumer Sector Team and the Communications Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Global Research Portfolio, which he has co-managed since January 2024. Mr. Cummings is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2016. He holds a Bachelor of Arts degree in Economics from Colby College and a Master of Business Administration degree in Finance and Accounting from New York University. Mr. Cummings holds the Chartered Financial Analyst designation.
John Jordan is Head of the Financials Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Global Research Portfolio, which he has co-managed since January 2024. Mr. Jordan is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2008. He holds a Bachelor of Arts degree in History and Economics from the University of Virginia where he graduated with high distinction and was a member of Phi Beta Kappa. Mr. Jordan also holds a Juris Doctor from Yale Law School.
Global Sustainable Equity Portfolio

Co-Portfolio Managers Hamish Chamberlayne and Aaron Scully jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Hamish Chamberlayne, CFA, is Head of Global Sustainable Equities of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Global Sustainable Equity Portfolio, which he has co-managed since inception in June 2020. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Chamberlayne joined Henderson Global Investors Limited in 2007. He holds a Master’s degree in Chemistry from New College, Oxford University. Mr. Chamberlayne holds the Chartered Financial Analyst designation.
Aaron Scully, CFA, is Executive Vice President and Co-Portfolio Manager of Global Sustainable Equity Portfolio, which he has co-managed since inception in June 2020. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Scully joined the Adviser in 2001 as a corporate financial analyst. He holds a Bachelor of Science degree in Finance from Indiana University. Mr. Scully holds the Chartered Financial Analyst designation.
Overseas Portfolio

Co-Portfolio Managers Julian McManus and Christopher O’Malley are responsible for the day-to-day management of the Portfolio. Mr. McManus, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Julian McManus is Executive Vice President and Lead Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2018. Mr. McManus is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Japanese and Law from the University of London, where he graduated with honors.
Christopher O’Malley, CFA, is Executive Vice President and Co-Portfolio Manager of Overseas Portfolio, which he has co-managed since January 2024. Mr. O’Malley is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2017. Mr. O’Malley holds a Bachelor of Arts degree, with a concentration in Political Science and Economics, from Providence College and a Master of Business Administration degree, with concentrations in Finance, Accounting, and General Management, from the University of Chicago Booth School of Business. He holds the Chartered Financial Analyst designation.
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Balanced Portfolio

Co-Portfolio Managers Jeremiah Buckley, Michael Keough, and Greg Wilensky are responsible for the day-to-day management of the Portfolio. Messrs. Keough and Wilensky focus on the fixed-income portion of the Portfolio. Mr. Buckley focuses on the equity portion of the Portfolio.
Jeremiah Buckley, CFA, is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since December 2015. Mr. Buckley is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Economics from Dartmouth College, where he graduated Phi Beta Kappa. He holds the Chartered Financial Analyst designation.
Michael Keough is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since December 2019. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.
Greg Wilensky, CFA, is Head of U.S. Fixed-Income of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Business Administration from Washington University and a Master of Business Administration degree from the University of Chicago. Mr. Wilensky holds the Chartered Financial Analyst designation.
Enterprise Portfolio

Co-Portfolio Managers Brian Demain and Cody Wheaton are responsible for the day-to-day management of the Portfolio. Mr. Demain, as Lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.
Brian Demain, CFA, is Executive Vice President and Lead Portfolio Manager of Enterprise Portfolio, which he has managed or co-managed since November 2007. Mr. Demain is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree (summa cum laude) in Economics from Princeton University, where he was a recipient of the Daniel L. Rubinfeld ’67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.
Cody Wheaton, CFA, is Executive Vice President and Co-Portfolio Manager of Enterprise Portfolio, which he has co-managed since July 2016. Mr. Wheaton is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He holds Bachelor of Arts degrees in Economics and Government from Dartmouth College. Mr. Wheaton holds the Chartered Financial Analyst designation.
Forty Portfolio

Co-Portfolio Managers Brian Recht and Nick Schommer jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Brian Recht is Executive Vice President and Co-Portfolio Manager of Forty Portfolio, which he has co-managed since March 2022. Mr. Recht is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2015. Mr. Recht holds a Bachelor of Arts degree (summa cum laude) in Government from Dartmouth College where he was a member of Phi Beta Kappa. He also holds a Master of Business Administration degree from the Stanford Graduate School of Business and a Juris Doctorate from Stanford Law School.
Nick Schommer, CFA, is Executive Vice President and Co-Portfolio Manager of Forty Portfolio, which he has co-managed since January 2016. Mr. Schommer is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Chemistry from the U.S. Military Academy at West Point, where he was recognized as a Distinguished Cadet and Phi Kappa Phi, and a Master of Business Administration degree from the UCLA Anderson School of Management. Mr. Schommer holds the Chartered Financial Analyst designation.
Research Portfolio

The Central Research Team selects investments for Research Portfolio and has done so since May 2017. The Central Research Team consists of the Adviser’s equity research analysts. The Portfolio Oversight Team oversees the Portfolio’s holdings. Joshua Cummings and John Jordan are members of the Portfolio Oversight Team and are primarily responsible for the day-to-day management of the Portfolio.
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Joshua Cummings, CFA, is Head of the Consumer Sector Team and the Communications Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Research Portfolio, which he has co-managed since January 2024. Mr. Cummings is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2016. He holds a Bachelor of Arts degree in Economics from Colby College and a Master of Business Administration degree in Finance and Accounting from New York University. Mr. Cummings holds the Chartered Financial Analyst designation.
John Jordan is Head of the Financials Sector Team at Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Research Portfolio, which he has co-managed since January 2024. Mr. Jordan is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2008. He holds a Bachelor of Arts degree in History and Economics from the University of Virginia where he graduated with high distinction and was a member of Phi Beta Kappa. Mr. Jordan also holds a Juris Doctor from Yale Law School.
Global Technology and Innovation Portfolio

Co-Portfolio Managers Jonathan Cofsky and Denny Fish are responsible for the day-to-day management of the Portfolio. Mr. Fish, as Lead Portfolio Manager, has the authority to exercise final decision-making on the Portfolio.
Jonathan Cofsky, CFA, is Executive Vice President and Co-Portfolio Manager of Global Technology and Innovation Portfolio, which he has co-managed since March 2022. Mr. Cofsky is also Portfolio Manager of other Janus Henderson accounts and performs duties as an analyst. He joined the Adviser in 2014. Mr. Cofsky holds a Bachelor of Arts degree in Economics from Dartmouth College. He holds the Chartered Financial Analyst designation.
Denny Fish is Head of the Technology Sector Team at Janus Henderson Investors. He is Executive Vice President and Lead Portfolio Manager of Global Technology and Innovation Portfolio, which he has managed or co-managed since January 2016. Mr. Fish is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Civil Engineering from the University of Illinois and a Master of Business Administration degree from the University of Southern California Marshall School.
Mid Cap Value Portfolio

Co-Portfolio Managers Kevin Preloger and Justin Tugman are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.
Kevin Preloger is Executive Vice President and Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since April 2013. Mr. Preloger is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Arts degree in Economics from Northwestern University.
Justin Tugman, CFA, is Executive Vice President and Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since March 2015. Mr. Tugman is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master of Business Administration degree from Tulane University. Mr. Tugman holds the Chartered Financial Analyst designation.
Information about portfolio management’s compensation structure and other accounts managed, as well as the aggregate range of their individual ownership in the Portfolio(s) that they manage, is included in the SAI.
Conflicts of Interest
The Adviser manages other funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus Henderson funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios’ SAI.
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Other information

Classes of Shares
Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans, that require a fee from Portfolio assets to procure distribution and/or administrative services to contract owners and plan participants. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares, please call 1-800-525-0020. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Closed Portfolio Policies
A Portfolio may limit sales of its Shares to new investors. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in a closed portfolio’s prospectuses.

Liquidation/Reorganization of a Portfolio
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio without seeking shareholder vote or consent.

DISTRIBUTION OF THE Portfolios
The Portfolios are distributed by Janus Henderson Distributors US LLC (the “Distributor”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.
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Distributions and taxes

Distributions
To avoid taxation of the Portfolios, the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. A portion of a Portfolio’s distributions received from REITs may be classified as a return of capital for federal income tax purposes. As a result, the Portfolio is more likely to make distributions that are treated as returns of capital, and possibly in greater amounts, than a portfolio that does not invest in REITs. Distributions are made at the class level, so they may vary from class to class within a single portfolio.
Distribution Schedule
Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well. Unless otherwise instructed, distributions of net investment income and net capital gains, if any, are automatically reinvested in additional Shares of the Portfolios.
How Distributions Affect a Portfolio’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the Shares have been held. Undistributed dividends and net capital gains are included in each Portfolio’s daily net asset value (“NAV”). The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio’s share price was $10.00 on December 30, the Portfolio’s share price on December 31 would be $9.75, barring market fluctuations.

TAXES
Taxes on Distributions
Because Shares of the Portfolios may be purchased only through variable insurance contracts and certain qualified retirement plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified retirement plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if withdrawals are made from a retirement plan before age 59 1∕2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified retirement plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.
Taxation of the Portfolios
Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.
The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code. If a Portfolio invests in partnerships, it may be subject to state tax liabilities.
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Shareholder’s guide

Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through certain qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the prospectus for the participating insurance company’s separate account or your plan documents for instructions on purchasing or selling variable insurance contracts and on how to select specific Portfolios as investment options for a contract or a qualified retirement plan.
With certain exceptions, the Portfolios are generally available only to shareholders residing in the United States and employees of the Adviser or its affiliates. For purposes of this policy, the Portfolios require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Portfolio.

Pricing of portfolio shares
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio’s NAV is calculated as of the close of the trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the time at which a Portfolio’s NAV is calculated may be changed if trading on the NYSE is restricted, the NYSE closes at a different time, or as permitted by the SEC. Foreign securities held by a Portfolio may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Portfolio’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio’s Shares.
All purchases and redemptions will be duly processed at the NAV next calculated after a request is received in good order by a Portfolio or its agents. In order to receive a day’s price, an order must be received in good order by a Portfolio (or insurance company or plan sponsor) or its agents by the close of the trading session of the NYSE.
Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). To the extent available, domestic and foreign equity securities traded on a securities exchange, including exchange-traded funds, are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. Most fixed-income securities are typically valued using an evaluated bid price supplied by an Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less may be valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith by the Adviser pursuant to the Valuation Procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair valuation may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Valuation Procedures provide for the use of systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The methodologies employed when fair valuing Portfolio holdings may change from time to time. Because fair value pricing involves subjective judgments, it is possible that the fair value determination for a security may be different than the value that could be realized when selling that security.
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Due to the subjective nature of systematic fair valuation, the value of a particular security may be different from the last quoted market price. Systematic fair valuation may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio’s securities and the reflection of such change in the Portfolio’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Portfolio may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Valuation Procedures and the Trust’s excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other mutual funds held by a Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation.
Generally, futures contracts and/or options on futures are valued at the actual settlement price on valuation date on the exchange as reported by an approved vendor. In the event actual settlement price is unavailable or is deemed unreliable, then the reported settlement price (there can be different settlement prices at different times), early settlement price or the last trade price shall be used. Option contracts are valued using an evaluated price from an approved vendor. Evaluated prices can be derived using an option pricing model, including inputs derived from volatility surfaces, market data and characteristics of the portfolio investment. In cases when an approved vendor cannot provide coverage for an option, a broker quotation or an internal valuation using the Black-Scholes model, or other appropriate option pricing model shall be used. Index swaps, credit default swaps, and interest rate swaps are typically valued using an evaluated price from an approved vendor. Evaluated prices will generally have a fixed and floating leg with the present value of each being calculated based on the terms of the trade.

Distribution, servicing, and administrative fees
Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Shares may pay the Distributor a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or administrative services performed by such entities. Because 12b-1 fees are paid out of the Portfolios’ assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of each Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolios. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolios.

Payments to financial intermediaries by the Adviser or its affiliates
From its own assets, the Adviser or its affiliates pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolios or perform related services for contract owners and plan participants. The amount of these payments is determined from time to time by the Adviser,
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may be substantial, and may differ for different financial intermediaries. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries.
The Adviser or its affiliates pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
In addition, the Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolios. The Adviser or its affiliates make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, data, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and, if applicable, when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Purchases
Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by certain qualified retirement plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Under certain circumstances, the Portfolios may permit an in-kind purchase of Shares. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios’ behalf. As discussed under “Payments to Financial Intermediaries by the Adviser or its Affiliates,” the Adviser and its affiliates make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition or retention of accounts for the Portfolios or that provide services in connection with investments in the Portfolios. You should consider such arrangements when evaluating any recommendation of the Portfolios.
Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios’ policy on excessive trading, refer to “Excessive Trading.”
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The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of the Adviser, is at risk of losing) its qualified plan status.
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, Social Security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder’s identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, the Adviser’s Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Potential Conflicts
Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its Shares to unaffiliated variable annuity and variable life separate accounts of insurance companies that are unaffiliated with the Adviser and to certain qualified retirement plans, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio’s shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. The Adviser intends to monitor such qualified plans, and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of the Adviser is at risk of losing) its qualified plan status.

Redemptions
Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through certain qualified retirement plans. Please refer to the appropriate separate account prospectus or plan documents for details.
Shares of each Portfolio may be redeemed on any business day on which the Portfolio’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent within two business days following receipt of the redemption order. The Portfolios typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, and other appropriate circumstances, redemption methods may include borrowing funds or redeeming in-kind.
Each Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and affiliates of the Adviser, may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s Shares. Redemptions by these large shareholders of their holdings in a Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases
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may adversely affect a Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such investments, which could cause the redeeming shareholder to realize losses on the investment if it is sold at a price lower than that at which it had been valued. If a Portfolio makes an in-kind payment, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Portfolio for cash redemptions.
While a Portfolio may pay redemptions in-kind, a Portfolio may instead choose to raise cash to meet redemption requests through the sale of portfolio securities or permissible borrowings. If a Portfolio is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s NAV and may increase brokerage costs.

Excessive trading
Excessive and Short-Term Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares (“excessive trading”). The Portfolios are intended for long-term investment purposes, and the Portfolios will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolios’ excessive trading policies and procedures may be cancelled or rescinded by a Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus Henderson funds may be considered in enforcing these policies and procedures.
The Janus Henderson funds attempt to deter excessive trading through at least the following methods:
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fair valuation of securities as described under “Pricing of Portfolio Shares”; and
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trade monitoring.
The Portfolios monitor for patterns of shareholder short-term trading and may suspend or permanently terminate the purchase and exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who is identified as having a pattern of short-term trading. The Portfolios at all times reserve the right to reject any purchase or exchange request and to modify or terminate the purchase and exchange privileges for any investor for any reason without prior notice, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio.
The Portfolios’ Trustees may approve from time to time a redemption fee to be imposed by any Janus Henderson fund, subject to 60 days’ notice to shareholders of that fund.
Investors in other share classes who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios’ excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolios’ excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.
In an attempt to deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently
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redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Generally, the Portfolios’ excessive trading policies and procedures do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice; (ii) transactions in the Janus Henderson funds by a Janus Henderson “fund of funds”; (iii) periodic rebalancing and identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations; and (iv) systematic purchase, exchange, or redemption programs.
The Portfolios’ policies and procedures regarding excessive trading may be modified at any time by the Portfolios’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Portfolio’s long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as “stale pricing”). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. There is potential for short-term arbitrage trades to dilute the value of the shares held by a Portfolio despite the Portfolios’ adoption of policies and procedures intended to reduce the Portfolios’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies.
There is no assurance that the policies and procedures adopted by the Portfolios to detect and deter excessive trading will be effective in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios’ identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

Availability of Portfolio Holdings Information
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and all mutual funds managed within the Janus Henderson fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
•
Full Holdings. A schedule of each Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Portfolio at janushenderson.com/VIT. A complete schedule of each Portfolio’s holdings is also available in the annual and semiannual financial statements located in Form N-CSR and, after the first and third fiscal quarters, in Form N-PORT. Information reported in Form N-CSR and in
92 | Janus Aspen Series

Form N-PORT will be made publicly available within 70 and 60 days, respectively, after the end of each fiscal quarter. Each Portfolio’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.
•
Top Holdings. Each Portfolio’s top portfolio holdings, in order of position size and as a percentage of a Portfolio’s total portfolio, are available monthly with a 15-day lag.
•
Other Information. Each Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by the head of the applicable investment unit or a delegate, in consultation with the Portfolios’ Chief Compliance Officer or a delegate. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolios’ holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios’ SAI.

Shareholder communications
Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. Please contact your insurance company or plan sponsor to obtain these reports. The Trust’s fiscal year ends December 31.
93 | Janus Aspen Series

Financial highlights

The financial highlights tables are intended to help you understand the Portfolios’ financial performance for the period ended December 31 of the fiscal years shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information shown for the fiscal years ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios’ financial statements, is included in each Portfolio’s Form N-CSR and is incorporated by reference into the SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the years shown would be lower. “Total return” information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.
Flexible Bond Portfolio – Service Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$11.16	$10.99	$13.27	$13.99	$12.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.51	0.42	0.25	0.20	0.28
Net realized and unrealized gain/(loss)	(0.33)	0.15	(2.09)	(0.37)	1.05
Total from Investment Operations	0.18	0.57	(1.84)	(0.17)	1.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.40)	(0.24)	(0.22)	(0.33)
Distributions (from capital gains)	—	—	(0.20)	(0.33)	—
Total Dividends and Distributions	(0.47)	(0.40)	(0.44)	(0.55)	(0.33)
Net Asset Value, End of Period	$10.87	$11.16	$10.99	$13.27	$13.99
Total Return*	1.63%	5.29%	(13.90)%	(1.18)%	10.33%
Net Assets, End of Period (in thousands)	$506,608	$484,490	$444,824	$547,915	$493,364
Ratios to Average Net Assets
Ratio of Gross Expenses	0.87%	0.88%	0.84%	0.84%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.82%	0.82%	0.84%
Ratio of Net Investment Income/(Loss)	4.56%	3.83%	2.12%	1.47%	2.03%
Portfolio Turnover Rate(2)	188%	203%	182%	160%	139%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
94 | Janus Aspen Series

Global Research Portfolio – Service Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$59.01	$48.41	$69.31	$62.00	$55.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.37	0.38	0.21	0.25
Net realized and unrealized gain/(loss)	13.29	12.24	(14.11)	10.62	9.77
Total from Investment Operations	13.61	12.61	(13.73)	10.83	10.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.41)	(0.42)	(0.50)	(0.25)	(0.30)
Distributions (from capital gains)	(2.24)	(1.59)	(6.67)	(3.27)	(2.99)
Total Dividends and Distributions	(2.65)	(2.01)	(7.17)	(3.52)	(3.29)
Net Asset Value, End of Period	$69.97	$59.01	$48.41	$69.31	$62.00
Total Return*	23.29%	26.45%	(19.61)%	17.80%	19.76%
Net Assets, End of Period (in thousands)	$275,698	$231,174	$199,513	$258,922	$235,787
Ratios to Average Net Assets
Ratio of Gross Expenses	0.97%	0.86%	0.89%	1.02%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.86%	0.89%	1.02%	1.09%
Ratio of Net Investment Income/(Loss)	0.48%	0.69%	0.73%	0.32%	0.47%
Portfolio Turnover Rate	31%	25%	32%	20%	33%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
95 | Janus Aspen Series

Global Sustainable Equity Portfolio – Service Shares
	Years ended December 31
	2024	2023	2022(1)
Net Asset Value, Beginning of Period	$10.44	$8.51	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.05	0.04
Net realized and unrealized gain/(loss)	1.12	1.93	(1.48)
Total from Investment Operations	1.15	1.98	(1.44)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.05)	(0.05)
Distributions (from capital gains)	(0.07)	—	—
Total Dividends and Distributions	(0.10)	(0.05)	(0.05)
Net Asset Value, End of Period	$11.49	$10.44	$8.51
Total Return*	11.01%	23.24%	(14.44)%
Net Assets, End of Period (in thousands)	$4,519	$3,480	$2,265
Ratios to Average Net Assets**
Ratio of Gross Expenses	2.69%	4.31%	4.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.92%	0.95%
Ratio of Net Investment Income/(Loss)	0.23%	0.57%	0.44%
Portfolio Turnover Rate	42%	17%	15%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

**	Annualized for periods of less than one full year.
(1)	Period from January 26, 2022 (inception date) through December 31, 2022.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
96 | Janus Aspen Series

Overseas Portfolio – Service Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$40.08	$36.76	$41.02	$36.57	$31.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.52	0.49	0.61	0.46	0.27
Net realized and unrealized gain/(loss)	1.73	3.39	(4.25)	4.41	4.77
Total from Investment Operations	2.25	3.88	(3.64)	4.87	5.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.56)	(0.56)	(0.62)	(0.42)	(0.37)
Total Dividends and Distributions	(0.56)	(0.56)	(0.62)	(0.42)	(0.37)
Net Asset Value, End of Period	$41.77	$40.08	$36.76	$41.02	$36.57
Total Return*	5.58%	10.58%	(8.84)%	13.32%	15.99%
Net Assets, End of Period (in thousands)	$503,771	$509,077	$502,240	$570,494	$540,349
Ratios to Average Net Assets
Ratio of Gross Expenses	1.13%	1.14%	1.14%	1.12%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.14%	1.14%	1.12%	1.08%
Ratio of Net Investment Income/(Loss)	1.21%	1.25%	1.67%	1.14%	0.92%
Portfolio Turnover Rate	39%	30%	36%	21%	21%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
97 | Janus Aspen Series

Balanced Portfolio – Service Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$48.05	$42.48	$53.15	$46.11	$41.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.96	0.85	0.48	0.32	0.54
Net realized and unrealized gain/(loss)	6.31	5.54	(9.32)	7.42	5.15
Total from Investment Operations	7.27	6.39	(8.84)	7.74	5.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.93)	(0.82)	(0.45)	(0.33)	(0.64)
Distributions (from capital gains)	—	—	(1.38)	(0.37)	(0.64)
Total Dividends and Distributions	(0.93)	(0.82)	(1.83)	(0.70)	(1.28)
Net Asset Value, End of Period	$54.39	$48.05	$42.48	$53.15	$46.11
Total Return*	15.15%	15.11%	(16.61)%	16.91%	14.05%
Net Assets, End of Period (in thousands)	$8,626,813	$7,961,766	$7,082,759	$8,272,771	$6,217,051
Ratios to Average Net Assets
Ratio of Gross Expenses	0.87%	0.87%	0.86%	0.86%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.87%	0.86%	0.86%	0.87%
Ratio of Net Investment Income/(Loss)	1.83%	1.89%	1.09%	0.65%	1.28%
Portfolio Turnover Rate(2)	83%	97%	89%	56%	80%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.
98 | Janus Aspen Series

Enterprise Portfolio – Service Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$68.37	$62.78	$92.49	$87.46	$79.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.16	0.02	(0.03)	—(2)
Net realized and unrealized gain/(loss)	10.05	10.64	(15.57)	13.87	13.45
Total from Investment Operations	10.12	10.80	(15.55)	13.84	13.45
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.06)	(0.06)	(0.23)	—
Distributions (from capital gains)	(3.30)	(5.15)	(14.10)	(8.58)	(5.92)
Total Dividends and Distributions	(3.77)	(5.21)	(14.16)	(8.81)	(5.92)
Net Asset Value, End of Period	$74.72	$68.37	$62.78	$92.49	$87.46
Total Return*	15.32%	17.78%	(16.15)%	16.54%	19.18%
Net Assets, End of Period (in thousands)	$1,072,653	$916,508	$807,716	$1,039,696	$922,221
Ratios to Average Net Assets
Ratio of Gross Expenses	0.97%	0.97%	0.96%	0.96%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.97%	0.96%	0.96%	0.97%
Ratio of Net Investment Income/(Loss)	0.09%	0.25%	0.03%	(0.03)%	0.00%(3)
Portfolio Turnover Rate	14%	13%	15%	17%	16%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
(3)	Less than 0.005%.
99 | Janus Aspen Series

Forty Portfolio – Service Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$42.49	$30.46	$56.64	$52.96	$41.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	0.05	—(2)	(0.28)	(0.12)
Net realized and unrealized gain/(loss)	11.76	12.03	(19.09)	11.45	15.15
Total from Investment Operations	11.72	12.08	(19.09)	11.17	15.03
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.05)	(0.02)	—	(0.08)
Distributions (from capital gains)	(3.14)	—	(7.07)	(7.49)	(3.52)
Total Dividends and Distributions	(3.15)	(0.05)	(7.09)	(7.49)	(3.60)
Net Asset Value, End of Period	$51.06	$42.49	$30.46	$56.64	$52.96
Total Return*	28.14%	39.65%	(33.73)%	22.60%	39.03%
Net Assets, End of Period (in thousands)	$684,881	$609,773	$474,200	$718,925	$634,393
Ratios to Average Net Assets
Ratio of Gross Expenses	0.83%	0.80%	0.80%	1.02%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.80%	0.80%	1.02%	1.01%
Ratio of Net Investment Income/(Loss)	(0.08)%	0.14%	0.00%(3)	(0.50)%	(0.27)%
Portfolio Turnover Rate	36%	36%	39%	31%	41%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
(3)	Less than 0.005%.
100 | Janus Aspen Series

Research Portfolio – Service Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$43.06	$30.17	$54.34	$47.78	$39.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.16)	(0.03)	—(2)	(0.13)	0.03
Net realized and unrealized gain/(loss)	15.09	12.94	(16.34)	9.41	11.80
Total from Investment Operations	14.93	12.91	(16.34)	9.28	11.83
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.02)	—	(0.01)	(0.09)
Distributions (from capital gains)	(1.55)	—	(7.83)	(2.71)	(3.60)
Total Dividends and Distributions	(1.55)	(0.02)	(7.83)	(2.72)	(3.69)
Net Asset Value, End of Period	$56.44	$43.06	$30.17	$54.34	$47.78
Total Return*	34.96%	42.81%	(30.06)%	20.05%	32.58%
Net Assets, End of Period (in thousands)	$194,263	$156,104	$117,437	$184,641	$172,198
Ratios to Average Net Assets
Ratio of Gross Expenses	0.92%	0.82%	0.81%	0.85%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.82%	0.81%	0.85%	0.85%
Ratio of Net Investment Income/(Loss)	(0.30)%	(0.09)%	(0.01)%	(0.26)%	0.08%
Portfolio Turnover Rate	27%	27%	30%	33%	33%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
(2)	Less than $0.005 on a per share basis.
101 | Janus Aspen Series

Global Technology and Innovation Portfolio – Service Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$16.06	$10.41	$20.91	$20.51	$15.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.06)	(0.04)	(0.05)	(0.10)	(0.05)
Net realized and unrealized gain/(loss)	5.16	5.69	(7.66)	3.49	7.10
Total from Investment Operations	5.10	5.65	(7.71)	3.39	7.05
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.03)	—
Distributions (from capital gains)	—	—	(2.79)	(2.96)	(1.57)
Total Dividends and Distributions	—	—	(2.79)	(2.99)	(1.57)
Net Asset Value, End of Period	$21.16	$16.06	$10.41	$20.91	$20.51
Total Return*	31.76%	54.27%	(37.12)%	17.69%	50.80%
Net Assets, End of Period (in thousands)	$1,092,666	$853,134	$535,573	$878,244	$732,854
Ratios to Average Net Assets
Ratio of Gross Expenses	0.97%	0.97%	0.97%	0.97%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.97%	0.97%	0.97%	0.99%
Ratio of Net Investment Income/(Loss)	(0.32)%	(0.26)%	(0.38)%	(0.49)%	(0.32)%
Portfolio Turnover Rate	35%	41%	43%	47%	44%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
102 | Janus Aspen Series

Mid Cap Value Portfolio – Service Shares
	Years ended December 31
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$16.72	$15.64	$18.36	$15.42	$16.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.14	0.14	0.12	0.13
Net realized and unrealized gain/(loss)	1.95	1.55	(1.30)	2.87	(0.40)
Total from Investment Operations	2.07	1.69	(1.16)	2.99	(0.27)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.15)	(0.19)	(0.05)	(0.15)
Distributions (from capital gains)	(0.96)	(0.46)	(1.37)	—	(0.28)
Total Dividends and Distributions	(1.11)	(0.61)	(1.56)	(0.05)	(0.43)
Net Asset Value, End of Period	$17.68	$16.72	$15.64	$18.36	$15.42
Total Return*	12.80%	11.11%	(5.77)%	19.42%	(1.21)%
Net Assets, End of Period (in thousands)	$58,443	$60,036	$66,344	$78,435	$67,967
Ratios to Average Net Assets
Ratio of Gross Expenses	1.18%	0.93%	0.91%	0.92%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	0.93%	0.91%	0.92%	1.06%
Ratio of Net Investment Income/(Loss)	0.66%	0.91%	0.86%	0.68%	0.97%
Portfolio Turnover Rate	42%	47%	48%	63%	44%

*
Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

(1)	Per share amounts are calculated based on average shares outstanding during the year or period.
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Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest, as well as some general investment terms. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Collateralized Loan Obligations (“CLOs”) are a type of structured credit, which is a sector of the fixed income market that also includes asset-backed and mortgage- backed securities. Typically organized as a trust or other special purpose vehicle, a CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans made primarily to businesses that are rated below investment grade.
Collateralized Mortgage Obligations (“CMOs”) are a type of mortgage-backed security that are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments.
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Credit Risk Transfer Securities (“CRTs”) are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises. CRTs are not directly linked to or backed by the underlying mortgage loans, so investors such as a Portfolio have no direct recourse to the underlying mortgage loans in the event of a default.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is a measurement of price sensitivity to interest rate changes. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Portfolio with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Portfolio’s duration is usually shorter than its average maturity. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter duration. For example, the price of a bond portfolio with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. A Portfolio with a longer portfolio duration is more likely to experience a decrease in its share price as interest rates rise.
Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
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Exchange-traded funds (“ETFs”) are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba1 or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.
Mortgage dollar rolls are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
Private placements are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies.
Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans. A REIT may be listed on an exchange or traded over-the-counter.
Rule 144A securities are securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but that may be resold to certain institutional investors.
Senior securities are securities that rank above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
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Step coupon bonds are issued and traded at a discount from their face value and pay coupon interest that increases or decreases over the life of the bond. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.
“To be announced” or “TBA” commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. At the time the TBA commitment is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining a Portfolio’s net asset value. Because a Portfolio is generally not required to pay for the security until the settlement date, if the Portfolio remains substantially fully invested at a time when TBA commitment purchases are outstanding, the purchases may result in a form of leverage.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt obligations that do not pay regular cash interest payments at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

Futures, Options, and Other Derivatives
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Currency swaps involve the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap’s inception.
Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward currency contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
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Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. Futures contracts are standardized and traded on designated exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments.
Inflation index swaps involve the exchange by a Portfolio with another party of its respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments or an exchange of floating rate payments based on two different reference indices). By design, one of the reference indices is an inflation index, such as the Consumer Price Index.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

Other Investments, Strategies, and/or Techniques
Cash sweep program is an arrangement in which a Portfolio’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the Investment Company Act of 1940, as amended, that govern the operation of money market funds at the end of each day.
Diversification is a classification given to a portfolio under the Investment Company Act of 1940, as amended. Portfolios are classified as either diversified or nondiversified. To be classified as diversified under the Investment Company Act of 1940, as amended, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as nondiversified under the Investment Company Act of 1940, as amended, on the other hand, has the flexibility to take larger positions in securities than a portfolio that is classified as diversified. However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified.
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Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.
Repatriation is the ability to move liquid financial assets from a foreign country to an investor’s country of origin.
Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.
Short sales in which a Portfolio may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.
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You can make inquiries and request other information, including a Statement of Additional Information, annual report, semiannual report, or Portfolio financial statements (as they become available), free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. The Portfolios’ Statement of Additional Information, most recent annual and semiannual reports and Portfolio financial statements are also available, free of charge, at janushenderson.com/VIT. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semiannual reports and in Form N-CSR. In the Portfolios’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal period. In Form N-CSR, you will find each Portfolio’s annual and semi-annual financial statements. Other information is also available from financial intermediaries that sell Shares of the Portfolios.
The Statement of Additional Information provides detailed information about the Portfolios and is incorporated into this Prospectus by reference. Reports and other information about the Portfolios are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

janushenderson.com/VIT
151 Detroit Street
Denver, CO 80206-4805
1-877-335-2687
The Trust’s Investment Company Act File No. is 811-7736.

▼ April 30, 2025
Janus Aspen Series
Statement of Additional Information

Institutional Shares Ticker
Fixed Income
Janus Henderson Flexible Bond Portfolio	JAFLX
Global & International
Janus Henderson Global Research Portfolio	JAWGX
Janus Henderson Global Sustainable Equity Portfolio	JHISX
Janus Henderson Overseas Portfolio	JAIGX
Growth & Core
Janus Henderson Balanced Portfolio	JABLX
Janus Henderson Enterprise Portfolio	JAAGX
Janus Henderson Forty Portfolio	JACAX
Janus Henderson Research Portfolio	JAGRX
Specialty Equity
Janus Henderson Global Technology and Innovation Portfolio	JGLTX
Value
Janus Henderson Mid Cap Value Portfolio	JAMVX

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for the Institutional Shares (the “Shares”) of the series listed above, each of which is a separate series (each, a “Portfolio” and collectively, the “Portfolios”) of Janus Aspen Series, a Delaware statutory trust (the “Trust”). Each Portfolio represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.
Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, “variable insurance contracts”) and by certain qualified retirement plans. The Portfolios also offer an additional class of shares to certain qualified plans or separate accounts of insurance companies.
This SAI is not a Prospectus and should be read in conjunction with the Portfolios’ Prospectuses dated April 30, 2025, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Portfolios’ operations and activities than the Prospectuses. The audited financial statements for each Portfolio, the notes relating thereto, and the related reports of PricewaterhouseCoopers LLP, the Portfolios’ independent public accounting firm, are incorporated by reference into this SAI from the Portfolios’ most recent Form N-CSR, which contains important financial information about the Portfolios. The Annual and Semiannual Reports are available, without charge, from your plan sponsor, or other financial intermediary, at janushenderson.com/VIT, or by contacting a Janus Henderson representative at 1-877-335-2687.

Classification, investment policies and restrictions, and investment strategies and risks	2
Investment adviser	49
Custodian, transfer agent, and certain affiliations	60
Securities lending	62
Portfolio transactions and brokerage	63
Shares of the trust	69
Net Asset Value Determination	69
Purchases	69
Redemptions	70
Income dividends, capital gains distributions, and tax status	72
Trustees and officers	74
Principal shareholders	89
Miscellaneous information	92
Shares of the Trust	92
Shareholder Meetings	92
Voting Rights	92
Independent Registered Public Accounting Firm	93
Registration Statement	93
Financial statements	94
Appendix A – explanation of rating categories	95
Appendix B – proxy voting policy and procedures	97
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Classification, investment policies and restrictions,
and investment strategies and risks

Janus Aspen Series
This Statement of Additional Information includes information about ten series of the Trust. Each Portfolio is a series of the Trust, an open-end, management investment company.

Classification
The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or nondiversified. Janus Henderson Forty Portfolio (“Forty Portfolio”), Janus Henderson Research Portfolio (“Research Portfolio”), and Janus Henderson Global Technology and Innovation Portfolio (“Global Technology and Innovation Portfolio”) are classified as nondiversified. Janus Henderson Flexible Bond Portfolio (“Flexible Bond Portfolio”), Janus Henderson Global Research Portfolio (“Global Research Portfolio”), Janus Henderson Global Sustainable Equity Portfolio (“Global Sustainable Equity Portfolio”), Janus Henderson Overseas Portfolio (“Overseas Portfolio”), Janus Henderson Balanced Portfolio (“Balanced Portfolio”), Janus Henderson Enterprise Portfolio (“Enterprise Portfolio”), and Janus Henderson Mid Cap Value Portfolio (“Mid Cap Value Portfolio”) are classified as diversified.

Adviser
Janus Henderson Investors US LLC (the “Adviser”) is the investment adviser for each Portfolio.

Investment Policies and Restrictions Applicable to all Portfolios
The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Each of these policies applies to each Portfolio, except policy (1), which applies only to the Portfolios specifically listed in that policy.
(1) With respect to 75% of its total assets, Flexible Bond Portfolio, Global Research Portfolio, Global Sustainable Equity Portfolio, Overseas Portfolio, Balanced Portfolio, Enterprise Portfolio, and Mid Cap Value Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.
Each Portfolio may not:
(2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities), except that:
(i)
Global Technology and Innovation Portfolio will invest 25% or more of the value of its total assets in the industries within the information technology sector in the aggregate.
(3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4) Lend any security or make any other loan if, as a result, more than one-third of a Portfolio’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6) Borrow money except that a Portfolio (excluding Global Sustainable Equity Portfolio) may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions,
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or futures, options, swaps, or forward transactions. The Portfolios may not issue “senior securities” in contravention of the 1940 Act. With respect to Global Sustainable Equity Portfolio, the Portfolio may not borrow money or issue “senior securities” in each case except as permitted under the 1940 Act.
(7) Invest directly in real estate or interests in real estate; however, a Portfolio may own debt or equity securities issued by companies engaged in those businesses.
As a fundamental policy, a Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.
The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
(1) If a Portfolio is an underlying fund in a fund of funds managed by the Adviser, the Portfolio may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.
(2) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Portfolio may engage in short sales other than against the box, which involve selling a security that a Portfolio borrows and does not own. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(3) The Portfolios do not intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, “to be announced” commitments, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5) A Portfolio may not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets.
(6) The Portfolios may not invest in companies for the purpose of exercising control of management.
(7) The Portfolios may borrow money by engaging in reverse repurchase agreements (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment restriction).
Under the terms of an exemptive order received from the Securities and Exchange Commission (the “SEC”), each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which the Adviser or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Portfolio may be unable to repay the loan when due. While it is expected that a Portfolio may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Portfolio may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however,
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in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
For purposes of the Portfolios’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of each Portfolio’s policies on investing in particular industries, each Portfolio utilizes any one or more of the industry sub-classifications used by one or more widely recognized third-party providers and/or as defined by the Adviser. The policy will be interpreted to give broad authority to each Portfolio as to how to classify issuers within or among industries.

Investment Policy Applicable to Certain Portfolios
Balanced Portfolio. As an operational policy, at least 25% of the assets of Balanced Portfolio will normally be invested in fixed-income senior securities. A senior security ranks above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means the Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
Global Technology and Innovation Portfolio. As a fundamental policy, Global Technology and Innovation Portfolio will invest 25% or more of the value of its total assets in the industries within the information technology sector in the aggregate.

Investment Strategies and Risks
Diversification
Portfolios are classified as either diversified or nondiversified. To be classified as diversified under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as nondiversified under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in more securities than a portfolio that is classified as diversified. This gives a portfolio that is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as the most attractive for the investment objective and strategy of the portfolio. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of a portfolio.
Cash Position
As discussed in the Prospectuses, a Portfolio’s cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on uninvested cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments and cash equivalent securities. Each Portfolio may also invest in affiliated or non-affiliated money market funds (refer to “Investment Company Securities”).
Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by banks, corporations and other borrowers to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Certain Portfolios may invest in investment grade commercial paper (e.g., that is rated Prime-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or A-3 or higher by Standard & Poor’s Ratings Services (“S&P”) or, if unrated by Moody’s or S&P, is issued by a company having an outstanding debt issue rated investment grade). Risks associated with commercial paper include credit risk and liquidity risk.
Illiquid Investments
Each Portfolio may not acquire any illiquid investment if, immediately after the acquisition, a Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments, which include certain securities that are purchased in private placements, are securities that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain securities previously deemed liquid may become illiquid over time, particularly in periods of economic distress.
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If illiquid investments that are assets exceed 15% of a Portfolio’s net assets, the Portfolio will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time. Because illiquid investments may not be readily marketable, portfolio management may not be able to dispose of them in a timely manner. As a result, the Portfolio may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the NAV of a Portfolio to decline.
Private Placements and Other Exempt Securities Risk. Private placements are securities that are subject to legal and/or contractual restrictions on their sales. These securities may also include initial public offerings (“IPO”) where a Portfolio participates as an anchor or cornerstone investor (“Cornerstone Investor”) wherein it agrees, prior to a company’s IPO, to acquire a certain dollar amount of the IPO securities (“Cornerstone IPOs”). Private placements and other securities exempt from certain registration requirements may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, private placements and other securities exempt from certain registration requirements may involve a high degree of business and financial risk and may result in substantial losses.
Private placements and other securities exempt from certain registration requirements may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or a Portfolio may be able to sell them only at prices that are less than what the Portfolio regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements. The Portfolio may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Portfolio may get only limited information about the issuer of a private placement or other security exempt from certain registration requirements, so it may be less able to anticipate a loss. Also, if portfolio management receives material non-public information about the issuer, the Portfolio may, as a result, be legally prohibited from selling the securities.
Each Portfolio may make an initial investment of up to 0.5% of its total assets in any one private placement issuer. A Portfolio may not invest more than 1% of its total assets in the aggregate, measured at the time of the subsequent purchase, in any one private placement issuer.
Investments in securities exempt from certain registration requirements may include securities issued through private offerings without registration with the SEC pursuant to Regulation S or Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Offerings of Regulation S securities may be conducted outside of the United States. Although Regulation S and Rule 144A securities may be resold in privately negotiated transactions, the amounts received from these sales could be less than those originally paid by the Portfolios.
Environmental, Social, and Governance Data
Within the parameters of a Portfolio’s specific investment policies, portfolio management may consider environmental, social, and governance (“ESG”) data inputs from third-party data providers. As of the date of this SAI, portfolio management receives such inputs provided by MSCI, Vigeo Eiris, Institutional Shareholder Services, Inc. (“ISS”), and Sustainalytics. A description of the ESG data provided is noted below. The third-party data providers used by the Adviser are subject to change over time. The use and reliance on such information will vary depending on the strategy employed by a Portfolio/investment team.
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MSCI – Provides ESG and government ratings, corporate impact data including ESG-related controversies, business involvement screening and thematic alignment to the United Nations Sustainable Development Goals, and climate change solutions consisting of climate data, risk reporting and scenario analysis. A description of MSCI’s ESG ratings methodology can be found on their website at www.msci.com. As of April 1, 2025, MSCI uses a rules-based methodology to identify industry leaders and laggards according to their exposure to ESG risks and how well they manage those risks relative to peers, and their ESG ratings range from leader (AAA, AA), average (A, BBB, BB), to laggard (B, CCC).
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Vigeo Eiris, part of Moody’s ESG Solutions – Provides activity-based exclusion classifications.
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ISS – Provides climate risk data and reporting on carbon emissions, warming potential, alignment with Paris Agreement on Climate Change, physical risk information, transition risk information, scenario analysis, and voting governance analysis.
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Sustainalytics, a Morningstar Company – Provides absolute ESG risk scoring, general activity-based and norms-based exclusion classifications, and information regarding certain ESG metrics to support focused evaluation or screening.
ESG Exclusions Policy. The Adviser has adopted a firmwide ESG exclusions policy that generally applies to the accounts it manages, including the Portfolios. Using third-party inputs, the Adviser applies exclusionary criteria to seek to avoid investing in securities of issuers that, in the determination of the Adviser, manufacture cluster munitions, anti-personnel mines, chemical weapons, and biological weapons.
Private Investments in Public Equity
Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies as described below) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. Issuers may suspend the use of a registration statement because the registration statement must be amended or corrected to remedy a material misstatement or omission. This suspension period is often referred to as a black-out period, during which PIPE purchasers will not have the ability to sell PIPE shares pursuant to such registration statement and may have limited liquidity if other exemptions for public resale are not available. Black-out periods can be more common for PIPEs on special purpose acquisition companies (“SPACs”). Additionally, because of the potential likelihood of needing to amend registration statements for PIPE shares on SPACs, issuers are less likely to be willing to remove any restrictive legends on PIPE shares once the registration statement is initially effective and will only remove them pursuant to a pending sale, which can delay liquidity. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares.
Special Purpose Acquisition Companies
Certain Portfolios may invest in securities issued by SPACs or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time (typically two years), the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Portfolio’s ability to meet its investment objective may be negatively impacted. In addition, some SPACs may be traded in the over-the-counter market and may be considered illiquid and/or be subject to restrictions on resale.
Securities Lending
The Portfolios may lend their investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. These loans cannot exceed one-third of the Portfolio’s total assets.
Approved borrowers are financial institutions that meet the Portfolios’ securities lending program requirements, which require that (i) the borrowers pledge and maintain with a Portfolio’s collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis); (ii) the loan be made subject to termination by the Portfolio at any time; and (iii) the Portfolio receives reasonable interest on the loan. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a finder.
To the extent a Portfolio engages in securities lending, there is the risk of a delay in recovering loaned securities. If a Portfolio is unable to recover a security on loan, that Portfolio may use the collateral to purchase a replacement security in the market. There is a risk that the value of the collateral could be insufficient to cover the cost of the replacement security, resulting in a loss to the Portfolio.
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The Adviser currently intends to invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, or in time deposits, which are managed by the Portfolios’ securities lending agent, JPMorgan Chase Bank, National Association (“JPMorgan Chase Bank”). An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolios and the affiliated cash management vehicle in which a portion of the cash collateral is invested, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolios and the affiliated cash management vehicle. Additionally, the Adviser receives an investment advisory fee for managing the affiliated cash management vehicle and therefore may have an incentive to allocate collateral to the affiliated cash management vehicle, rather than to other collateral management options for which the Adviser does not receive compensation.
Equity Securities
The Portfolios may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock. Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Preferred Stock. A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.
Convertible Security. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Portfolio is called for redemption or conversion, the Portfolio could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire
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an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
Certain Portfolios also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment, and such Portfolio in turn assumes the credit risk associated with the convertible note.
Warrants. Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.
Certain Portfolios may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in the price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as derivatives that are traded over-the-counter, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when such Portfolio wishes to sell it.
Cyber Security Risk
The Portfolios are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Portfolios’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require
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gaining unauthorized access, such as causing denial-of-service attacks on the Portfolios’ websites or a service provider’s systems, which renders them inoperable to intended users until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Portfolios’ systems.
Cyber security failures or breaches by the Portfolios’ service providers (including, but not limited to, the Adviser, custodians, transfer agents, subadministrators, and financial intermediaries) may subject a Portfolio to many of the same risks associated with direct cyber security failures or breaches, and may cause disruptions and impact the service providers’ and the Portfolios’ business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the funds to process transactions, inability to calculate a Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Portfolios may incur incremental costs to prevent cyber incidents in the future. The Portfolios could be negatively impacted as a result. While the Adviser has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Portfolios cannot directly control any cyber security plans and systems put in place by third party service providers or their service providers. Cyber security risks are also present for issuers of securities in which a Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investment in such securities to lose value. The rapid development and increasingly widespread use of artificial intelligence (“AI”) could increase the effectiveness of cyber-attacks and exacerbate the risks.
Operational Risk
An investment in a Portfolio can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect a Portfolio’s ability to calculate its net asset value in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While the Portfolios seek to minimize such events through internal controls and oversight of third party service providers, there is no guarantee that a Portfolio will not suffer losses if such events occur.
Foreign Securities
Each Portfolio may invest to varying degrees in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Portfolio’s performance may depend on factors other than the performance of a particular company. These risks may include:
Currency Risk. As long as a Portfolio holds a foreign currency-denominated security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency-denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Emerging Markets Risk. Within the parameters of its specific investment policies, each Portfolio may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. Global Sustainable Equity Portfolio will normally limit its investments in emerging market countries to 5% of its net assets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging market companies, including financial information, may be less available or reliable and the Portfolio’s ability to conduct due
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diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This may be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness and/or resources than participants in developed markets.
The securities markets of many of the emerging market countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States. Additionally, the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, a Portfolio’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. In addition, the taxation systems at the federal, regional and local levels in developing or emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change.
The Portfolios may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
European Investment Risk. Investing in European countries may expose a Portfolio to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A majority of western European and a number of eastern European countries are members of the European Union (“EU”). A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. The Economic and Monetary Union of the European Union (“EMU”) is comprised of EU members that have adopted the euro currency (the “Eurozone”). By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls imposed by the EMU. As a result, European countries may
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also be significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. As economic conditions across the Eurozone may vary widely, it is possible that these controls may not adequately address the needs of all Eurozone members from time to time. These controls remove the Eurozone’s flexibility in implementing monetary policies to address regional economic conditions, which may impair their ability to respond to crises. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the Eurozone and Europe generally.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
In addition, certain European countries have at times experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a Portfolio’s performance to the extent the Portfolio is exposed to such interest rates.
One or more countries could abandon the euro and/or withdraw from the EU, which could weaken the EU and, by extension, its remaining members. In addition, any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. In the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.
Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
While many countries in western Europe are considered to have developed markets, many eastern European countries are less developed. Investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. Securities markets of emerging market economies may be less efficient and may have lower trading volume, lower liquidity, and higher volatility than more developed markets. Many eastern European economies remain particularly sensitive to social, political, and economic conditions within the region and may, in particular, given its proximity and historical ties, be adversely affected by events in Russia, including changes to the Russian economy or currency (including as the result of sanctions), or attempts by Russia to assert its influence through economic, political, or military measures (such as Russia’s invasion of Ukraine beginning in late February 2022). Many eastern European countries are also highly dependent on exports to western Europe, making them particularly vulnerable to demand in that region. Many eastern European countries had centrally planned socialist economies for a substantial period of time, and there can be no assurance that more recent political and economic efforts to transition to market-based economies will be successful. As a result, investments in eastern European countries may involve heightened risks of expropriation or nationalization. Many eastern European countries are heavily reliant on credit from western Europe, and those countries have faced significant challenges in the wake of the global economic crisis.
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required approval for repatriation of capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Portfolio. Such factors may hinder a Portfolio’s ability to buy and sell
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emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
Geographic Investment Risk. To the extent a Portfolio invests a significant portion of its assets in a particular country or geographic region, the Portfolio will generally have more exposure to certain risks due to possible political, economic, social, regulatory events, and conflicts in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Portfolio’s performance. The foregoing may result in a negative impact on Portfolio performance and the value of an investment in a Portfolio, even beyond any direct investment exposure the Portfolio may have to issuers located in or with significant exposure to an impacted country or geographic region.
Similarly, a particular country or geographic region may be more prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.
Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, trade disputes, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Portfolio’s assets from that country. Further, acts of terrorism in the United States or other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which a Portfolio has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory and Transaction Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. In addition, costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Risks of Investments in Latin American Countries. Investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Many Latin American countries have experienced, at one time or another, considerable difficulties, including high inflation and high interest rates. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals, and metals represent a significant percentage of Latin American exports.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Portfolio invests and, therefore, the value of Portfolio shares. As noted above, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could have, in the future, very negative effects on the economies and securities markets of certain Latin American countries.
Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital, or the proceeds of sales of securities. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.
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Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Portfolio’s investments in Latin America generally or in specific countries participating in such trade agreements.
Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.
Risks of Investments in the People’s Republic of China (“PRC”). Investing in the PRC, or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms; and (xii) the imposition of sanctions or embargoes imposed by the U.S. government.
Chinese political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets. Reduction in spending on Chinese products and services, the imposition of tariffs or other trade barriers by the United States or other foreign governments on exports from the PRC, or a downturn in any of the economies of the PRC’s key trading partners may also have an adverse impact on Chinese issuers and the PRC’s economy as a whole. The current political climate has intensified concerns about trade tariffs and a trade war between the PRC and the United States. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies and/or large segments of the PRC’s export industry with a potentially negative impact to a Portfolio.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
Chinese companies, particularly those located in China, may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. PRC companies are required to follow Chinese accounting standards and practices, which may be less rigorous and significantly different than international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles. Furthermore, the PCAOB has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered auditing firms in China. This may
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result in inaccurate or incomplete financial records of an issuer’s operations within China, which may have a negative impact on a Portfolio’s investments in such companies.
Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A Portfolio’s investment in the PRC is, therefore, subject to the risk of such events (see “Geographic Investment Risk”). In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Portfolio’s investments in the PRC.
Moreover, as demonstrated by protests in Hong Kong over political, economic, social, and legal freedoms, and the PRC government’s response to them, political uncertainty exists within Hong Kong and there is no guarantee that additional protests will not arise in the future. Hostilities between the PRC and Hong Kong may present a risk to a Portfolio’s investments in the PRC or Hong Kong.
Securities Listed on Chinese Stock Exchanges. Portfolios with the ability to invest in foreign securities may invest in securities listed on Chinese stock exchanges or have indirect exposure to these securities through derivative investments. These securities are divided into two classes of shares: China B Shares, which may be owned by both Chinese and foreign investors and China A Shares. A portfolio with the ability to invest in foreign securities may invest in China A Shares and other eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect program, as well as eligible China A Shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Each of the SSE and SZSE are referred to as an “Exchange” and collectively as the “Exchanges” for purposes of this section. An investment in China A Shares is also generally subject to the risks identified under “Foreign Securities,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.
Stock Connect is a securities trading and clearing linked program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), a wholly-owned subsidiary of Hong Kong Exchanges and Clearing Limited (“HKEC”), the Exchanges, and the China Securities Depository and Clearing Corporation Limited (“ChinaClear”) to permit mutual stock market access between mainland China and Hong Kong. Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEC, acts as nominee for participants, such as a portfolio, accessing Stock Connect Securities.
A primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. Since the relevant regulations governing Stock Connect Securities are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. In particular, the courts may consider that the nominee or custodian, as registered holder of Stock Connect Securities, has full ownership over the Stock Connect Securities rather than a portfolio as the underlying beneficial owner. HKSCC, as nominee holder, does not guarantee the title to Stock Connect Securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them such as participation in corporate actions or shareholder meetings cannot be assured. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with participants will be limited to assisting participants with claims and a portfolio may not fully recover its losses or the Stock Connect Securities it owns. Recovery of a portfolio’s property may also be subject to delays and expenses, which may be material. Further, investors are currently able to trade Stock Connect Securities only up to certain daily maximums. Buy orders and sell orders are offset for purposes of the daily quota, which is applied to all market participants and not specifically to the portfolios or investment manager. If the daily quota is reached or a stock is recalled from the scope of eligible stocks for trading via Stock Connect, a portfolio’s investment program would be adversely impacted.
Stock Connect will only operate on days when both the respective Exchange and SEHK are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A Shares through Stock Connect may subject a portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Trading via Stock Connect is subject to trading, clearance and settlement procedures that are untested in China which could pose risks to a portfolio.
Variable Interest Entities (“VIEs”). In seeking exposure to Chinese issuers, a Portfolio may invest in VIE structures, which may subject the Portfolio to legal and regulatory uncertainties and additional risks. The VIE structure enables foreign investors, such as a Portfolio, to obtain exposure to a Chinese operating company in situations in which the Chinese
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government has limited or prohibited non-Chinese ownership of such company. The VIE structure does not involve equity ownership in a China-based company but rather involves claims to the China-based company’s profits and control of its assets through contractual arrangements. As a result, foreign investors do not have rights of direct equity owners, including rights to residual profits or control over management.
Intervention by the Chinese government with respect to VIE structure or the non-enforcement of VIE-related contractual rights could significantly affect a Chinese operating company’s business, the enforceability of the shell company’s contractual arrangements with the Chinese operating company and the value of the listed company’s stock. Intervention by the Chinese government could include nationalization of the Chinese operating company, confiscation of its assets, restrictions on operations and/or constraints on the use of VIE structures. Any change in the operations of entities in a VIE structure, the status of VIE contractual arrangements or the legal or regulatory environment in China could result in significant losses to a Portfolio.
Short Sales
The Portfolios may engage in short sales through short sales of stocks, futures, uncovered written calls, structured products, and through various types of derivatives. Except as follows, each Portfolio’s gross notional exposure to short positions may not exceed 10% of the Portfolio’s net assets. Flexible Bond Portfolio may invest without limit in short positions. For Balanced Portfolio, gross notional exposure to short positions may not exceed 10% of the net assets in the Portfolio’s equity portion and there is no limit on exposure to short positions in the Portfolio’s fixed-income portion. A Portfolio may engage in short sales when portfolio management anticipates that the market price of a security will decline. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Portfolio must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender.
A Portfolio may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio may realize a gain if the security declines in price between those same dates. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no upper limit to the cost of replacing the borrowed security. To borrow the security, a Portfolio may also be required to pay a premium, which would increase the cost of the security sold.
The Portfolios may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and a Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than supply for the security sold short. If a short squeeze occurs, it is more likely that a Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.
Short Sales Against the Box
Certain Portfolios may engage in short sales “against the box” and options for hedging purposes that are not subject to the limits set forth above. This technique involves either selling short a security that a Portfolio owns, or has the right to obtain (equivalent in kind or amount to the securities sold short), for delivery at a specified date in the future. If a Portfolio enters into a short sale “against the box”, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Portfolio does not immediately deliver from its holdings the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the price of the security has declined at the time a Portfolio is required to deliver the security, the Portfolio will benefit from the difference in the price. If the price of a security has increased, the Portfolio will be required to pay the difference.
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, each Portfolio may invest up to 10% (without limit for Flexible Bond Portfolio) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and traded at a discount from their face value and pay coupon interest that increases or decreases over the life of the bond. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of a Portfolio’s restriction on
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investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, and to avoid a federal income or excise tax, a Portfolio must distribute a portion of such recognized income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.
Pass-Through Securities
The Portfolios may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, which include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or mortgage participation certificates, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Portfolios.
Agency Mortgage-Related Securities. The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), which issue certificates (participation certificates and guaranteed mortgage certificates) that resemble Ginnie Mae Certificates in that each certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Participation certificates issued by Freddie Mac, which represent interests in mortgages from Freddie Mac’s national portfolio, are guaranteed by Freddie Mac as to the timely payment of interest and ultimate collection of principal.
In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. These purchases are intended to enhance Fannie Mae’s and Freddie Mac’s ability to meet their obligations. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.
More recently in 2019, under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative seeks to support the overall liquidity of both Fannie Mae and Freddie Mac certificates in the TBA market. The FHFA has indicated that the conservatorship will end when the director of the FHFA determines that the FHFA’s plan to restore the entities to a safe and solvent condition has been completed. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.
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The future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government has considered proposals to wind down or restructure Fannie Mae’s and Freddie Mac’s operations. It is uncertain what legislation, if any, may be proposed in the future in Congress or which proposals, if any, might be enacted. The passage of any such proposal has the potential to impact the value of securities issued by a Fannie Mae or Freddie Mac, which could adversely affect the liquidity and value of a Portfolio’s holdings. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.
Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Portfolio management will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
The Portfolios’ investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, pre-payment risk, extension risk (heightened in rising interest rate environments), and liquidity risk.
Asset-Backed Securities. Asset-backed securities represent interests in pools of consumer and commercial loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.
Collateralized Bond Obligations. Certain Portfolios may invest in collateralized bond obligations (“CBOs”) and other similarly structured securities. CBOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. CBOs may charge management fees and administrative expenses.
For CBOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO securities as a class.
The risks of an investment in a CBO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs are privately offered and sold, and thus, are not registered under the securities
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laws. As a result, investments in CBOs may be characterized by a Portfolio as illiquid securities. CBOs carry additional risks which may include the risk that a Portfolio may invest in CBOs that are subordinate (or junior) to other classes.
Collateralized Mortgage Obligations. Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams. A REMIC is a type of CMO that qualifies for special tax treatment, and unlike the debt securities structure of CMOs, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“CMO Bonds”). Proceeds of the CMO Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the CMO Bonds. Principal and interest payments from the Collateral are used to pay principal on the CMO Bonds in the order A, B, C, Z. The Series A, B, and C CMO Bonds all bear current interest. Interest on the Series Z CMO Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C CMO Bond currently being paid off. When the Series A, B, and C CMO Bonds are paid in full, interest and principal on the Series Z CMO Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
As CMOs have evolved, some classes of CMO Bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with certain Portfolios’ investment objectives and policies, the Adviser may invest in various tranches of CMO Bonds, including support bonds.
Collateralized Loan Obligations (“CLO”). A CLO is a type of securitized asset, which is a sector of the fixed income market that also includes asset-backed and mortgage- backed securities. Typically organized as a trust or other special purpose vehicle, the CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans made primarily to businesses that are rated below investment grade. The underlying loans are generally senior-secured/first-priority loans; however, the CLO may also include an allowance for second-lien and/or unsecured debt. Additionally, the underlying loans may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, some of which may individually be below investment grade or the equivalent if unrated. The portfolio of underlying loans is actively managed by the CLO manager for a fixed period of time (“reinvestment period”). During the reinvestment period, the CLO manager may buy and sell individual loans to create trading gains or mitigate loses. The CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. After a specified period of time, the majority owner of equity interests in the CLO may seek to call the CLO’s outstanding debt or refinance its position. If not
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called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.
Interests in the CLOs are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim on the cashflows produced by the underlying loan pool. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “Equity” tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws.
CLOs themselves, and the loan obligations underlying the CLOs, are typically subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when a Portfolio purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there will be a delayed settlement period, during which time, the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, a Portfolio’s ability to acquire or dispose of CLOs at a price and time a Portfolio deems advantageous may be severely impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the security in full. A Portfolio may not be able to accurately predict when or which of its CLO investments will be called, resulting in a Portfolio having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in a Portfolio’s income. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and requiring a Portfolio to reinvest cash at an inopportune time. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting in delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO’s investors.
Privately Issued Mortgage-Related Securities. Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Portfolios’ quality standards. Securities issued by certain private organizations may not be readily marketable.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool. The Portfolios’ investments in privately issued mortgage-related securities may be backed by subprime mortgage loans.
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The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. A decline in real property values across the United States may exacerbate the level of losses that investors in privately issued mortgage-related securities have experienced. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held by a Portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
A Portfolio may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Portfolio) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Portfolio) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolios’ industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Adviser takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, privately issued mortgage-related securities are not subject to a Portfolio’s industry concentration restrictions. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Commercial Mortgage-Backed Securities. A Portfolio may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including office properties, retail properties, hotels, industrial mixed use properties or multi-family apartment buildings. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, a Portfolio may invest in any combination of mortgage-related interest-only or principal-only debt.
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Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Therefore, these loans may react differently than traditional home loans to market events.
Credit Risk Transfer Securities. A Portfolio may invest in credit risk transfer securities (“CRTs”), which are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises (“GSE”), such as Ginnie Mae, Fannie Mae, and Freddie Mac. CRTs are typically issued at par and have stated final maturities. GSE CRTs are typically structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a pool of residential mortgage loans acquired by the GSE. The issuing GSE selects the pool of mortgage loans based on that GSE’s eligibility criteria and the performance of the CRTs will be directly affected by the selection of such underlying mortgage loans.
GSE CRTs are not directly linked to or backed by the underlying mortgage loans. Therefore, although the payment of principal and interest on such securities is tied to the performance of the pool of underlying mortgage loans, the actual cash flow from the underlying mortgage loans will not be paid or otherwise made available to the holders of the securities and the holders of the securities will have no interest in the underlying mortgage loans. As a result, in the event that a GSE fails to pay principal or interest on its CRTs or goes through a bankruptcy, insolvency or similar proceeding, holders of such CRTs will have no direct recourse to the underlying mortgage loans. Such holders will receive recovery on par with other unsecured note holders (agency debentures) in such a scenario.
GSE CRTs are typically issued in multiple tranches, which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranches. Each tranche will have credit exposure to underlying mortgage loans and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the underlying mortgage loans, any prepayments by borrowers and any removals of a mortgage loan from the pool. Because credit risk exposure is allocated in accordance with the seniority of the particular tranche, principal losses will be first allocated to the most junior or subordinate tranches, thus making the most subordinate tranches subject to increased sensitivity to dramatic housing downturns. In addition, many CRTs have collateral performance triggers (such as those based on credit enhancement, delinquencies or defaults) that could shut off principal payments to subordinate tranches.
The risks associated with an investment in GSE CRTs will be different than the risks associated with an investment in mortgage-backed securities issued by GSEs, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans in GSE CRTs is transferred to investors, such as the Portfolio. As a result, investors in GSE CRTs could lose some or all of their investment in these securities if the underlying mortgage loans default.
A Portfolio may also invest in CRTs issued by private entities, such as banks or other financial institutions. CRTs issued by private entities are structured similarly to those issued by GSEs and are generally subject to the same types of risks, including credit, prepayment, extension, interest rate, and market risks.
Adjustable Rate Mortgage-Backed Securities. A Portfolio may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS,
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however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Other Types of Pass-Through Securities. The Portfolios also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield securities discussed in this SAI and in the Portfolios’ Prospectuses may apply.
Investment Company Securities
From time to time, a Portfolio may invest in securities of other investment companies, subject to the provisions of the 1940 Act or as otherwise permitted by the SEC. Section 12(d)(1) of the 1940 Act prohibits a Portfolio from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a Portfolio’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other investment company’s voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent a Portfolio is an underlying fund in a fund of funds managed by the Adviser, the Portfolio may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). A Portfolio may invest in other investment companies beyond these statutory limits to the extent the Portfolio abides by certain conditions of Rule 12d1-4 under the 1940 Act. A Portfolio may invest its cash holdings in affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provision of the 1940 Act that governs the operation of money market funds as part of a cash sweep program. A Portfolio may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder.
To the extent a Portfolio invests in money market funds or other funds, such Portfolio will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that the Adviser serves as the investment adviser to Janus Henderson underlying funds or investment vehicles in which a Portfolio may invest, the Adviser may have conflicting interests in fulfilling its fiduciary duties to both the Portfolio and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies. Money market funds that meet the definition of a retail money market fund or government money market fund generally compute their price per share using the amortized cost method of valuation to seek to maintain a stable $1.00 price per share, and money market funds that do not meet the definitions of a retail money market fund or government money market fund transact at a floating NAV per share (similar to all other non-money market mutual funds). Money market funds may impose liquidity fees because of market conditions or other factors. Amendments to money market fund regulation could impact the trading and value of money market instruments, which may negatively affect a Portfolio’s return potential.
Investment companies may include index-based investments such as exchange-traded funds (“ETFs”) that hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
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As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of ETFs and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an ETF or closed-end fund decreases below the price that a Portfolio paid for the shares and the Portfolio were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Portfolio would experience a loss.
Exchange-Traded Notes
Certain Portfolios may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Portfolio’s total return. A Portfolio may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, the Adviser will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors. When a Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. A Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Equity-Linked Notes
An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “underlying equity”). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an underlying equity. Certain Portfolios may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter (“OTC”) markets, including securities eligible for resale pursuant to Rule 144A under the 1933 Act. Certain Portfolios may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). Certain Portfolios may or may not hold an ELN until its maturity.
Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.
Depositary Receipts
Each Portfolio may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios’ Prospectuses, as applicable.
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U.S. Government Securities
To the extent permitted by its investment objective and policies, each Portfolio may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Portfolio may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Portfolio may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Inflation-Linked Securities
A Portfolio may invest in inflation-linked securities, including Treasury Inflation-Protected Securities (also known as TIPS), municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. TIPS are inflation-linked bonds issued by the U.S. Government. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Inflation-linked bonds are fixed-income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds.
Inflation-linked bonds normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Portfolio.
In the case of TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed. When TIPS mature, the holder is paid the adjusted principal or original principal, whichever is greater. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value or maturity amount of the inflation-linked bond repaid at maturity may be less than the original principal.
Municipal Obligations
The Portfolios may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which a Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, a Portfolio may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s
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current financial obligations, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.
A Portfolio may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Portfolio would hold the longer-term security, which could experience substantially more volatility.
Each Portfolio expects to invest less than 50% of its total assets in tax-exempt municipal bonds. As a result, the Portfolios do not expect to be eligible to pay exempt interest dividends to shareholders and interest on municipal bonds will be taxable to shareholders when received as a distribution from a Portfolio.
When-Issued, Delayed Delivery, and Forward Commitment Transactions
A Portfolio may enter into “to be announced” or “TBA” commitments and may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These securities may include Cornerstone IPOs. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value but does not pay for the securities until they are received. If the other party to a transaction fails to deliver the securities, a Portfolio could miss a favorable price or yield opportunity. If a Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.
Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) include certain mandatory margin requirements for TBA commitments and other forward setting agency mortgage-backed securities, which may require a Portfolio to post collateral under certain circumstances. These collateral requirements may increase costs associated with a Portfolio’s participation in the TBA and agency mortgage-backed securities market.
Sale-Buybacks. Certain Portfolios may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Portfolio’s repurchase of the underlying security. Such Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security.
Variable and Floating Rate Obligations
These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities may be relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
In order to most effectively use these investments, portfolio management must correctly assess probable movements in interest rates. If portfolio management incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.
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Other Securities
Other types of securities that the Portfolios may purchase include, but are not limited to, the following:
Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. If movements in interest rates are incorrectly anticipated, a Portfolio could lose money, or its NAV could decline by the use of inverse floaters.
Standby Commitments. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.
The Portfolios will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.
Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives
Within the parameters of its specific investment policies, each Portfolio may invest in publicly traded REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Portfolio may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in publicly traded REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Portfolio’s investment in publicly traded REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, publicly traded REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Publicly traded REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in publicly traded REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the publicly traded REITs. In addition, publicly traded REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, a Portfolio purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security.
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In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Portfolio’s collateral focuses in one or more sectors, such as banks and financial services, the Portfolio is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven calendar days are subject to the 15% limit on illiquid investments that are assets. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. There is no guarantee that the Adviser’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Portfolio to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Reverse repurchase agreements are transactions in which a Portfolio sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Portfolios will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.
Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio’s holdings. A Portfolio will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy. A Portfolio will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
Callable Securities
Certain Portfolios may invest in callable securities. Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called only in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that a Portfolio will receive higher yields or a call premium on an investment in callable securities.
The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security’s interest rate sensitivity.
Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, a Portfolio will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.
Mortgage Dollar Rolls
Certain Portfolios may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, a Portfolio sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a
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similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Portfolio foregoes principal and interest paid on the mortgage-backed security. A Portfolio is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.
Successful use of mortgage dollar rolls depends on a Portfolio’s ability to predict mortgage supply dynamics, mortgage prepayments, and short-term Federal Reserve interest rate policy. Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price.
Loans
Certain Portfolios may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. Commercial loans will comprise no more than 20% of Flexible Bond Portfolio’s or Balanced Portfolio’s total assets and no more than 5% of Global Technology and Innovation Portfolio’s total assets. The loans in which a Portfolio may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of a Portfolio’s bank loan investments may be deemed illiquid and therefore would be subject to the Portfolio’s limit of investing up to 15% of its net assets in illiquid investments that are assets, when combined with the Portfolio’s other illiquid investments.
Bank Loans. Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Portfolios generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. A Portfolio may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent a Portfolio invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Some bank loans may be purchased on a “when-issued” basis.
When a Portfolio purchases an assignment, the Portfolio generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Portfolio under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Portfolio may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If a Portfolio purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Portfolio may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Portfolio may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Portfolio to receive scheduled interest or principal payments may adversely affect the income of the Portfolio and may likely reduce the value of its assets, which would be reflected by a reduction in the Portfolio’s NAV.
The borrower of a loan in which a Portfolio holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Portfolio realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Portfolio.
Bank Obligations. Bank obligations in which the Portfolios may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank
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for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Corporate Loans. The Portfolios may invest in corporate loans. Corporate loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower (“Corporate Loans”). This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower’s assets in the event of default. Most of a Portfolio’s Corporate Loans investments will be secured by specific assets of the borrower. Corporate Loans also have contractual terms designed to protect lenders. Each applicable Portfolio generally acquires Corporate Loans of borrowers that, in the Adviser’s judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by the Adviser. Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments. A Portfolio attempts to manage these risks through careful analyses and monitoring of borrowers.
There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities, and thus the Adviser relies primarily on its own evaluation of borrower credit quality rather on any available independent source. As a result, each Portfolio is particularly dependent on the analytical abilities of the Adviser.
Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans. In addition, transactions in Corporate Loans may settle on a delayed basis. As a result, the proceeds from the sale of Corporate Loans may not be readily available to make additional investments or to meet a Portfolio’s redemption obligations. The market for Corporate Loans, if any, could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates. However, many Corporate Loans are of a large principal amount and are held by a large number of owners. In the opinion of the Adviser this should enhance their liquidity.
A Portfolio may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions. The Portfolios may even acquire and retain Corporate Loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of Corporate Loans, the Adviser believes that a Portfolio is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. Uncollateralized Corporate Loans involve a greater risk of loss.
Floating Rate Loans. A Portfolio may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, a Portfolio relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Portfolio, and the agent may determine to waive certain covenants contained in the loan agreement that the Portfolio would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Portfolio may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.
Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, the prime rate offered by one or more major U.S. banks (“Prime Rate”), or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset
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periods may increase fluctuations in a Portfolio’s NAV as a result of changes in interest rates. A Portfolio may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.
While the Portfolios generally expect to invest in fully funded term loans, certain of the loans in which the Portfolios may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, a Portfolio would need to maintain assets sufficient to meet its contractual obligations. In cases where a Portfolio invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Portfolio will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to a Portfolio than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require a Portfolio to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, a Portfolio may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.
Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolios may receive fees such as covenant waiver fees or prepayment penalty fees. A Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.
The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, a Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Corporate Bonds. Corporate bonds are debt obligations issued by corporations, institutions and other business entities.
Typically, the debt is issued for the purpose of borrowing money, often to help the corporation develop a new product or service, to expand into a new market, or to buy another company. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder.
Corporate bonds are subject to interest rate risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. Corporate bonds are also subject to credit risk. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of a corporate bond may also be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage, and demand for the issuer’s goods and services. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.
Confidential Information. With respect to certain loan transactions, a Portfolio may determine not to receive confidential information. Such a decision may place the Portfolio at a disadvantage relative to other investors in loans who determine to receive confidential information, as the Portfolio may be limited in its available investments or unable to make accurate assessments related to certain investments.
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In cases where the Adviser receives material, nonpublic information about the issuers of loans that may be held in a Portfolio’s holdings, the Adviser’s ability to trade in these loans for the account of the Portfolio could potentially be limited by its possession of such information, to the extent necessary to comply with certain regulatory restrictions. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on a Portfolio by, for example, preventing the Portfolio from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In addition, because a Portfolio becomes a creditor of an issuer when holding a bond, the Adviser may from time to time participate on creditor committees on behalf of the Portfolios. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose the Adviser or a Portfolio to material non-public information of the issuer, restricting such Portfolio’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Portfolios to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Portfolios to expenses such as legal fees. The Adviser will only participate on creditor committees on behalf of a Portfolio when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce a Portfolio’s rights as a creditor.
High-Yield Bonds
To the extent a Portfolio invests in high-yield bonds (also known as “junk” bonds), under normal circumstances, each of the Portfolios indicated will limit its investments in such bonds to 35% or less of its net assets (Flexible Bond Portfolio, Global Research Portfolio, Overseas Portfolio, Enterprise Portfolio, Forty Portfolio, Research Portfolio, and Global Technology and Innovation Portfolio), 20% or less of its net assets (Mid Cap Value Portfolio) or 35% or less of the fixed-income portion of its net assets (Balanced Portfolio). Global Sustainable Equity Portfolio does not intend to invest in high-yield bonds.
Lower rated bonds, which are considered speculative, involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio could expect a decline in the market value of the bonds so affected.
A Portfolio may also invest in unrated bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated high-yield bonds will be included in each Portfolio’s limit, as applicable, on investments in bonds rated below investment grade unless portfolio management deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating and may issue unrated securities. Portfolio management will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.
Defaulted Securities
A Portfolio may hold defaulted securities if portfolio management believes, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio’s limit on investments in bonds rated below investment grade. Notwithstanding portfolio management’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
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Disposition of Portfolio Securities. Although the Portfolios generally will purchase securities for which portfolio management expects an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that portfolio management believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit a Portfolio’s ability to readily dispose of securities to meet redemptions.
Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.
Derivative Instruments
Certain Portfolios may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolios may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts (including TBA commitments), structured investments, and other equity-linked derivatives. The Portfolios may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for a Portfolio to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
A Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolios may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly. A Portfolio’s ability to use derivative instruments may also be limited by tax considerations (see “Income Dividends, Capital Gains Distributions, and Tax Status”).
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.
Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Portfolio creates leverage by investing in instruments where the investment loss can exceed the original amount invested. The use of investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect on a Portfolio.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
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In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolios may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.
Government Regulation of Derivatives.  Rule 18f-4 under the 1940 Act governs the Portfolios’ use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Portfolios. Rule 18f-4 permits the Portfolios to enter into derivatives and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Portfolios, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives transactions and certain financial instruments.
Pursuant to Rule 18f-4, the Portfolios have adopted and implemented a derivatives risk management program (“DRMP”) designed to identify, assess, and reasonably manage the risks associated with derivatives and certain other transactions. Under the DRMP, the Portfolios are required to comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Trustees, and who periodically reviews the DRMP and reports to the Trustees. While the Portfolios are not required to segregate assets to cover derivatives transactions and certain financial instruments pursuant to Rule 18f-4, the Portfolios will continue to do so for other instruments as required under applicable federal securities laws.
In addition, the SEC, the Commodity Futures Trading Commission (“CFTC”), and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments may limit or prevent the Portfolios from using these instruments effectively as a part of their investment strategies, and could adversely affect a Portfolio’s ability to achieve its investment objective. The Portfolios will continue to monitor developments in the area, particularly to the extent regulatory changes affect the ability to enter into derivative transactions. New requirements, even if not directly applicable to the Portfolios, may increase the cost of the Portfolios’ investments and cost of doing business.
Futures Contracts. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the policies of a Portfolio and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the SOFR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Portfolio’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, a Portfolio that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange,
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including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, such Portfolio may not have the protection of the U.S. securities laws.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Portfolios. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM’s other customers. The Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business.
The Portfolios may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Portfolio may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company’s stock. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company’s stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
If portfolio management expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Portfolio’s interest rate futures contract would increase, thereby keeping the NAV of that Portfolio from declining as much as it may have otherwise. If, on the other hand, portfolio management expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If portfolio management’s view about the direction of interest rates is incorrect, that Portfolio may incur a loss as the result of investments in interest rate futures.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by portfolio management still may not result in a successful use of futures.
Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Portfolios. A Portfolio’s performance could be worse than if the Portfolio had not used such instruments. For example, if a Portfolio has hedged
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against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as portfolio management must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio’s current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio’s other investments.
There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions.
Regulation of Commodity Interests – The Adviser has filed a notice of eligibility for exemption from the definition of the term “commodity pool operator” with respect to the Portfolios in accordance with Rule 4.5 of the Commodity Exchange Act and, therefore, the Adviser is not subject to regulation as a commodity pool operator under the Commodity Exchange Act with respect to the Portfolios.
The Portfolios may enter into futures contracts and related options as permitted under Rule 4.5. The Adviser will become subject to increased CFTC regulation if a Portfolio invests more than a prescribed level of its assets in such instruments, or if a Portfolio markets itself as providing investment exposure to these instruments. If a Portfolio cannot meet the requirements of Rule 4.5, the Adviser and such Portfolio would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase a Portfolio’s expenses, which could negatively impact the Portfolio’s returns. The Adviser is registered as a commodity pool operator in connection with the operation of one or more other Janus Henderson mutual funds which do not qualify for the Rule 4.5 exemption.
Options on Futures Contracts. The Portfolios may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio’s holdings. The writing of a put option
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on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.
The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.
Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes the Portfolios’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if portfolio management believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, a Portfolio may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.
These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio’s currency exposure from one foreign currency to another removes that Portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if portfolio management’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.
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At the maturity of a currency or cross currency forward, a Portfolio may exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Portfolio may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. A Portfolio may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities.
Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
As a result of current or future regulation, a Portfolio’s ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.
Options on Foreign Currencies. The Portfolios may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.
The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
The Portfolios may write covered call options on foreign currencies. A covered call option is an option in which a Portfolio in return for a premium, gives another party a right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract.
The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is
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denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered.
Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to a reference rate, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in a reference rate, to which many interest rate swaps and fixed-income instruments are linked.
Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges (“Exchanges”), such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.
Options on Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase
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directly. The Portfolios may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.
A Portfolio would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and portfolio management believes that writing the option would achieve the desired hedge.
The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.
A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.
An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Portfolio may not be able to effect closing transactions in particular options and that Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by an Exchange on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price
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movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.
A Portfolio may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.
Options on Securities Indices. The Portfolios may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.
Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.
Options on Non-U.S. Securities Indices. The Portfolios may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Portfolios may also purchase and write OTC options on foreign securities indices.
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The Portfolios may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Portfolios may also use foreign securities index options for bona fide hedging and non-hedging purposes.
Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolios generally will only purchase or write such an option if the Adviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolios will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.
Price movements in a Portfolio’s holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, portfolio management may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.
In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.
Other Options. In addition to the option strategies described above and in the Prospectuses, a Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.
The Portfolios may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.
Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow a Portfolio to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.
Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.
Swaps and Swap-Related Products. The Portfolios may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps (including fixed-income total return swaps); equity swaps; interest rate swaps; caps and floors; commodity swaps; credit default swaps, including index credit default swaps (“CDX”), single-name credit default swaps (“CDS”), and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). To the extent a Portfolio may invest in foreign currency-denominated securities, it also may invest in
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currency exchange rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Portfolio may enter into swap agreements in an attempt to gain exposure to the issuers making up an index of securities in a market without actually purchasing those securities, or to hedge a position. Certain swaps, such as total return swaps, may add leverage to a Portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Portfolio. The Portfolios will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). There is no limit on the number of total return, equity, or interest rate swap transactions that may be entered into by a Portfolio. A Portfolio may buy and sell (i.e., write) caps and floors without limitation.
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors, however, have lower overall liquidity than swaps. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap.
Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If there is a default by the other party to such a transaction, the Portfolio normally will have contractual remedies pursuant to the agreements related to the transaction, and the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty, and the risk of loss, under documentation currently used in those markets, is limited to the net amount of the payments that the Portfolio is contractually obligated to make.
Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires a Portfolio to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Portfolio.
A Portfolio normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by the Adviser. The Adviser’s guidelines may be adjusted in accordance with market conditions. The Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization (“NRSRO”) will meet the Adviser’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.
Credit Default Swaps. A Portfolio may enter into various types of credit default swap agreements, including OTC credit default swap agreements. Except as follows, each Portfolio’s gross notional exposure to credit default swap agreements may not exceed 10% of the Portfolio’s net assets. Flexible Bond Portfolio and Balanced Portfolio may invest without limit in credit default swap agreements.
A Portfolio may be either a buyer or seller in a credit default swap transaction. As a buyer, the Portfolio makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for the seller taking on the risk of default of a reference obligation. If a credit event occurs for the reference obligation, the Portfolio would cease making premium payments and it would deliver defaulted bonds to the seller. In return, the seller would pay a contingent payment to the buyer of either (i) the “face amount” of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date.
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As a seller, the Portfolio will receive premium payments from the buyer in exchange for taking the risk of default of the reference obligation. If a credit event occurs, the buyer would cease to make premium payments to the Portfolio and deliver the reference obligation to the Portfolio. In return, the Portfolio would pay the notional value of the reference obligation to the buyer. The value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the contingent payment that it makes to the buyer, resulting in a loss of value to the Portfolio.
Credit default swap agreements may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk.
A Portfolio may invest in funded (notional value of contract paid up front) CDX or other similarly structured products. CDX are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDX is normally subject to liquidity in the secured loan and credit derivatives markets.
A portfolio investing in CDX is only permitted to take long positions in these instruments. A portfolio holding a long position in CDX typically receives income from principal or interest paid on the underlying securities. A portfolio also indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the portfolio. By investing in CDX, a portfolio could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.
Single-name credit default swaps. A CDS enables a Portfolio to buy or sell protection against a credit event of a specific issuer, gain exposure to a specific issuer without owning the underlying security, or increase the Portfolio’s total return. As a buyer of credit protection, a Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Portfolio as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, a Portfolio would have spent the stream of payments and potentially received no benefit from the contract. If a Portfolio is the seller of credit protection against a particular security, the Portfolio would receive an up-front or periodic payment to compensate against potential credit events. A Portfolio as a seller of a single-name credit default swap could experience losses if portfolio management does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
In addition to the risks applicable to derivatives generally, single-name credit default swaps involve special risks because such securities may be difficult to value, are susceptible to liquidity and credit risk, and with respect to purchased protection, generally pay a return to the Portfolio only in the event of a credit event such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). With respect to illiquidity, if a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible for a Portfolio to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. The risks for cleared credit default swaps may be lower than for uncleared credit default swaps because, to the extent such a trading market is available. The counterparty is a clearinghouse. However, there is no assurance that a clearinghouse or its members will satisfy their obligations. In addition, unlike a CDX, a CDS does not have the benefit of diversification across many issuers.
Options on Swap Contracts. Certain Portfolios may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
Synthetic Equity Swaps. A Portfolio may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on a reference rate or other variable interest rate based on the notional
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amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and a Portfolio will either pay or receive the net amount. A Portfolio will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.
Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.
Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Portfolio’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.
Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Portfolio’s ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. Accordingly, the Portfolios may treat such instruments as illiquid investments.
Regulatory Changes and Market Events and Risks.  Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Portfolios or the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Portfolios’ abilities to achieve their investment objectives or otherwise adversely impact an investment in the Portfolios. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.
Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets, which provided for widespread regulation of the financial industry, including expanded federal oversight in the financial sector. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other future government interventions into the economy and financial markets may not work as intended.
Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies. The rise in protectionist trade policies, with potential changes to some international trade agreements, may affect the global economy in ways that cannot be presently foreseen.
The value and liquidity of a Portfolio’s holdings are also generally subject to the risk of significant future local, national, or global economic or political disruptions or slowdowns in the markets in which a Portfolio invests, especially given that the
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economies and financial markets throughout the world are becoming increasingly interconnected and reliant on each other. In the event of such an occurrence, the issuers of securities held by a Portfolio may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.
Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events, conflicts, or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolios’ service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Portfolios’ service providers to perform essential tasks on behalf of the Portfolios.

Portfolio Turnover
The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Portfolio during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Portfolio were replaced once during the fiscal year. A Portfolio cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of a Portfolio’s investments, and the investment style and/or outlook of portfolio management, or due to a restructuring of a Portfolio’s holdings as a result of a change in portfolio management. A Portfolio’s portfolio turnover rate may be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in Portfolio performance. The following table summarizes the portfolio turnover rates for the Portfolios for the last two fiscal years, unless otherwise noted.
Portfolio Name	Portfolio Turnover Rate for the fiscal year ended December 31, 2024	Portfolio Turnover Rate for the fiscal year ended December 31, 2023
Fixed Income
Flexible Bond Portfolio	188%	203%
Global & International
Global Research Portfolio	31%	25%
Global Sustainable Equity Portfolio	42%	17%
Overseas Portfolio	39%	30%
Growth & Core
Balanced Portfolio	83%	97%
Enterprise Portfolio	14%	13%
Forty Portfolio	36%	36%
Research Portfolio	27%	27%
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Portfolio Name	Portfolio Turnover Rate for the fiscal year ended December 31, 2024	Portfolio Turnover Rate for the fiscal year ended December 31, 2023
Specialty Equity
Global Technology and Innovation Portfolio	35%	41%
Value
Mid Cap Value Portfolio	42%	47%

Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and the series of the Trust (the “Janus Henderson funds”) are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes such policies and procedures with respect to disclosure of portfolio holdings.
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Full Holdings. A schedule of each Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Portfolio at janushenderson.com/VIT. A complete schedule of each Portfolio’s holdings is also available in the annual and semiannual financial statements located in Form N-CSR and, after the first and third fiscal quarters, in Form N-PORT. Information reported in Form N-CSR and in Form N-PORT will be made publicly available within 70 and 60 days, respectively, after the end of the respective fiscal quarter. Each Portfolio’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.
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Top Holdings. Each Portfolio’s top portfolio holdings, in order of position size and as a percentage of a Portfolio’s total portfolio, are available monthly with a 15-day lag.
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Other Information. Each Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, the Adviser, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the portfolios’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by the Adviser, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in portfolio shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by the head of the applicable investment unit or a delegate, in consultation with the Portfolios’ Chief Compliance Officer (the “Portfolios’ CCO”) or a delegate, that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the head of the applicable investment unit or a delegate, in consultation with the Portfolios’ CCO, or a delegate, is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Portfolios’ CCO reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, the head of the applicable investment unit or a delegate, in consultation with the Portfolios’ CCO, or a delegate, has the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund
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Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by the head of the applicable investment unit or a delegate, in consultation with the Portfolios’ CCO or a delegate.
To the best knowledge of the Janus Henderson funds, as of April 28, 2025, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or the Adviser, receive or have access to nonpublic portfolio holdings information, which may include the full holdings of a fund.
Name	Frequency	Lag Time
Acuity Knowledge Partners (UK) Limited	As needed	1 day or more
Adviser Compliance Associates, LLC	As needed	Current
Alpha Financial Markets Consulting	Monthly	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
BDO India LLP	As needed	Current
Boosted.ai	Daily	Current
Boston Financial Data Services, Inc.	As needed	Current
BNP Paribas Fund Services LLC	Daily	Current
BNP Paribas New York Branch	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Paribas Securities Services	Daily	Current
BNP Securities Corp.	Daily	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems LLC	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young Global Limited	Semiannually	1-2 days
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Fintech SISU LLC	Daily	Current
FIS Financial Systems LLC – Wall Street Concepts (WSC)	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
IHS Markit	Daily	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
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Name	Frequency	Lag Time
JPMorgan Chase Bank, National Association	Daily	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Markit EDM Limited	Daily	Current
Markit Group Limited	Daily	Current
Merrill Communications LLC	Quarterly	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Nasdaq Inc.	Daily	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
RR Donnelley and Sons Company	Daily	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
Seismic Software, Inc.	Quarterly	7 days
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
SPI Global Content Holding PTE. LTD	Daily	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
Wachovia Securities LLC	As needed	Current
Wilshire Associates Incorporated	As needed	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the portfolios may receive nonpublic portfolio holdings information. Under no circumstance does the Adviser, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
The Adviser manages other accounts such as separately managed accounts, other pooled investment vehicles, registered investment companies, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Portfolios’ holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Portfolios’ holdings disclosure policies.
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Investment adviser

Investment Adviser – Janus Henderson Investors US LLC
As stated in the Prospectuses, each Portfolio has an Investment Advisory Agreement (“Advisory Agreement”) with Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805. The Adviser is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Henderson US (Holdings) Inc., the direct parent of the Adviser, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.
Each Portfolio’s Advisory Agreement continues in effect from year to year, so long as such continuance is approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Trustees of the Trust (the “Trustees”) or the affirmative vote of a majority of the outstanding voting securities of each Portfolio. Each Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Trustees, or the vote of at least a majority of the outstanding voting securities of a Portfolio, or the Adviser, on at least 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Portfolio.
Each Advisory Agreement provides that the Adviser will furnish continuous advice and recommendations concerning the Portfolios’ investments, provide office space for the Portfolios, and certain other advisory-related services. Each Portfolio pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of the Trustees, other costs of complying with applicable laws regulating the sale of Portfolio shares, compensation to the Portfolios’ transfer agent, and other costs, including shareholder servicing costs.
In rendering investment advisory services to Global Sustainable Equity Portfolio, the Adviser may use the services provided by its foreign (non-U.S.) affiliates, Janus Henderson Investors (Jersey) Limited and Janus Henderson Investors UK Limited (collectively, “JHIUKL”). One or more Janus Henderson employees, acting for JHIUKL, may provide services to the Portfolio through a “participating affiliate” arrangement, as that term is used in guidance issued by SEC staff (the “Staff”) allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, Janus Henderson employees, acting for JHIUKL, are considered “associated persons” of the Adviser (as that term is defined in the Investment Advisers Act of 1940, as amended) and in this capacity, such Janus Henderson employees, acting for JHIUKL, are subject to supervision of the Adviser and may provide portfolio management, research, and other services to the Portfolio. The responsibilities of both the Adviser and JHIUKL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.
The Adviser also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Portfolios, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Portfolio documents, and other services for which the Portfolios reimburse the Adviser for its out-of-pocket costs. Each Portfolio also pays for some or all of the salaries, fees, and expenses of certain Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolios. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that the Adviser provides to each Portfolio. Some expenses related to compensation payable to the Portfolios’ CCO and compliance staff are shared with the Portfolios.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Portfolio’s expense ratio, in particular during times of declining asset values of a Portfolio. Certain costs may be waived and/or reimbursed by the Adviser pursuant to an expense limitation agreement with a Portfolio.
A discussion regarding the basis for the Trustees’ approval of the Portfolios’ Advisory Agreements is included in each Portfolio’s financial statements located in Form N-CSR for the periods ending December 31 and June 30. You can request the Portfolios’ annual and semiannual financial statements, free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. This information is also available, free of charge, at janushenderson.com/VIT.
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The Portfolios pay a monthly investment advisory fee to the Adviser for its services. The fee is based on the average daily net assets of each Portfolio for Portfolios with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Portfolios with this fee structure is shown below under “Average Daily Net Assets of the Portfolio.” Portfolios that pay a fee that may adjust up or down based on the Portfolio’s performance relative to its performance fee benchmark index (referred to in this section as the “benchmark index”) over the performance measurement period have “N/A” in the “Average Daily Net Assets of the Portfolio” column below. The following table also reflects the Portfolios’ contractual fixed-rate investment advisory fee rate for Portfolios with an annual fee based on average daily net assets and the “base fee” rate prior to any performance fee adjustment for Portfolios that have a performance fee structure.
Portfolio Name	Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fees/Base Fees (%) (annual rate)
Fixed Income
Flexible Bond Portfolio	First $300 Million Over $300 Million	0.55 0.45
Global & International
Global Research Portfolio	N/A	0.60
Global Sustainable Equity Portfolio	First $2 Billion Over $2 Billion	0.75 0.70
Overseas Portfolio	N/A	0.64
Growth & Core
Balanced Portfolio	All Asset Levels	0.55
Enterprise Portfolio	All Asset Levels	0.64
Forty Portfolio	N/A	0.64
Research Portfolio	N/A	0.64
Specialty Equity
Global Technology and Innovation Portfolio	All Asset Levels	0.64
Value
Mid Cap Value Portfolio	N/A	0.64

Performance-Based Investment Advisory Fee
Applies to Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio only
Each of Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio have implemented an investment advisory fee rate that adjusts up or down based upon each Portfolio’s performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period.
Under the performance-based fee structure, the investment advisory fee paid to the Adviser by each Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears.
The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Portfolio, depending upon the investment performance of the Portfolio relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark
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index. Because the Performance Adjustment is tied to a Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses, whereas a Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Portfolio.
The application of an expense limit, if any, will have a positive effect upon a Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by the Adviser.
The investment performance of a Portfolio’s Service Shares (“Service Shares”) is used for purposes of calculating the Portfolio’s Performance Adjustment. After the Adviser determines whether a particular Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of that Portfolio’s benchmark index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.
The Trustees may determine that a class of shares of a Portfolio other than Service Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law.
The Trustees may from time to time determine that another securities index for a Portfolio is a more appropriate benchmark index for purposes of evaluating the performance of that Portfolio. In that event, the Trustees may approve the substitution of a successor index for the Portfolio’s benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Portfolio’s performance compared to its former benchmark index. Any change to a particular Portfolio’s benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that, with respect to Portfolios that charge a performance fee, changing a Portfolio’s benchmark index used to calculate the performance fee will require shareholder approval. If there is a change in the Staff’s position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Portfolio’s benchmark index is appropriate.
Under certain circumstances, the Trustees may, without the prior approval of Portfolio shareholders, implement changes to the performance fee structure of a Portfolio as discussed above, subject to applicable law.
It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it will depend on the performance of each Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of each Portfolio.
If the average daily net assets of a Portfolio remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Portfolio had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Portfolio were increasing during the performance measurement period, the total performance fee paid,
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measured in dollars, would be more than if that Portfolio had not increased its net assets during the performance measurement period.
Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been shrinking. Assume its monthly Base Fee Rate was 1/12th of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.
The Base Fee Rate would be computed as follows:
$200 million x 0.60% ÷ 12 = $100,000
If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.
If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12th of 0.975% of $200 million.
If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12th of 0.225% of $200 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.975% in the case of outperformance, or approximately 1/12th of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Portfolio.
By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.
The Base Fee Rate would be computed as follows:
$800 million x 0.60% ÷ 12 = $400,000
If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.
If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12th of 0.694% of $800 million.
If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12th of 0.506% of $800 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.694% in the case of outperformance, or approximately 1/12th of 0.506% in the case of underperformance.
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The Base Fee Rate for each Portfolio and the Portfolio’s benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:
Portfolio Name	Benchmark Index	Base Fee Rate (%) (annual rate)
Global Research Portfolio	MSCI World Indexsm(1)	0.60
Mid Cap Value Portfolio	Russell Midcap® Value Index(2)	0.64
Research Portfolio	Russell 1000 Growth Index(3)	0.64
Overseas Portfolio	MSCI All Country World ex-USA Indexsm(4)	0.64
Forty Portfolio	Russell 1000 Growth Index(3)	0.64

(1)
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
(2)
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.
(3)
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(4)
The MSCI All Country World ex-USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States.
The following hypothetical examples illustrate the application of the Performance Adjustment for each Portfolio. The examples assume that the average daily net assets of the Portfolio remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Portfolio were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Portfolio as of the fiscal year ended December 31, 2024 are shown below:
Portfolio Name	Net Assets
Global Research Portfolio	$937,544,752
Mid Cap Value Portfolio	$116,815,624
Research Portfolio	$732,493,084
Overseas Portfolio	$658,214,402
Forty Portfolio	$1,186,246,614

Examples: Global Research Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the MSCI World Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 6.00%
If the Portfolio has outperformed the MSCI World Index by 6.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of 0.15%	1/12th of 0.75%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the MSCI World Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	0.00	1/12th of 0.60%
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Example 3: Portfolio Underperforms Its Benchmark Index By 6.00%
If the Portfolio has underperformed the MSCI World Index by 6.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of -0.15%	1/12th of 0.45%
Examples: Mid Cap Value Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the Russell Midcap Value Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 4.00%
If the Portfolio has outperformed the Russell Midcap Value Index by 4.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the Russell Midcap Value Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Portfolio Underperforms Its Benchmark Index By 4.00%
If the Portfolio has underperformed the Russell Midcap Value Index by 4.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Research Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the Russell 1000 Growth Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 5.00%
If the Portfolio has outperformed the Index by 5.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
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Example 3: Portfolio Underperforms Its Benchmark Index By 5.00%
If the Portfolio has underperformed the Index by 5.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Overseas Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the MSCI All Country World ex-USA Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 7.00%
If the Portfolio has outperformed the MSCI All Country World ex-USA Index by 7.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the MSCI All Country World ex-USA Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Portfolio Underperforms Its Benchmark Index By 7.00%
If the Portfolio has underperformed the MSCI All Country World ex-USA Index by 7.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Forty Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 8.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the Russell 1000 Growth Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 8.50%
If the Portfolio has outperformed the Russell 1000 Growth Index by 8.50% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the Russell 1000 Growth Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
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Example 3: Portfolio Underperforms Its Benchmark Index By 8.50%
If the Portfolio has underperformed the Russell 1000 Growth Index by 8.50% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%

Fee Waivers and Expense Limitations
The Adviser has contractually agreed to waive the advisory fee payable by certain Portfolios, or reimburse expenses, in an amount equal to the amount, if any, that such Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, shareholder servicing fees, out-of-pocket transfer agency fees/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses, exceed the annual rate shown below. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.
With respect to Flexible Bond Portfolio and Balanced Portfolio, the Adviser has contractually agreed to waive and/or reimburse a portion of each Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which each Portfolio invests. Pursuant to this agreement, the waiver amount is equal to the amount of a Portfolio’s assets invested in the affiliated ETFs, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF, less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETFs (including, but not limited to custody, sub-administration, transfer agency, legal, and audit fees).
These contractual waivers may be modified or terminated only at the discretion of the Board of Trustees. For information about how these expense limits affect the total expenses of the Portfolios, refer to the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of each Prospectus. Provided that the Adviser remains investment adviser to the Portfolios, the Adviser has agreed to continue each waiver for at least a one-year period commencing on April 30, 2025.
Portfolio Name	Expense Limit Percentage (%)
Fixed Income
Flexible Bond Portfolio	0.52
Global & International
Global Sustainable Equity Portfolio	0.68 (1)
Specialty Equity
Global Technology and Innovation Portfolio	0.88 (2)
Value
Mid Cap Value Portfolio(3)	0.77

(1)
The previous expense limit (for the one-year period commencing April 29, 2024) was 0.80%.
(2)
The previous expense limit (for the one-year period commencing April 29, 2024) was 0.95%.
(3)
The Portfolio has a performance-based investment advisory fee with a rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index over the performance measurement period. Additional details are included in the “Performance-Based Investment Advisory Fee” section of this SAI. Because a fee waiver and/or reimbursement will have a positive effect upon the Portfolio’s performance, a fee waiver and/or reimbursement that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the Adviser.
The following table summarizes the investment advisory fees paid by each Portfolio and any advisory fee waivers and/or expense reimbursements pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended December 31.
	2024			2023		2022
Portfolio Name	Advisory Fees	Waivers and/or Expense Reimbursements(–)	Advisory Fees	Waivers and/or Expense Reimbursements(–)	Advisory Fees	Waivers and/or Expense Reimbursements(–)
Fixed Income
Flexible Bond Portfolio	$3,056,342	$320,438	$2,873,244	$349,159	$2,966,310	$121,274
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	2024			2023		2022
Portfolio Name	Advisory Fees	Waivers and/or Expense Reimbursements(–)	Advisory Fees	Waivers and/or Expense Reimbursements(–)	Advisory Fees	Waivers and/or Expense Reimbursements(–)
Global & International
Global Research Portfolio	$5,677,009	N/A	$3,830,430	N/A	$4,099,295	N/A
Global Sustainable Equity Portfolio	$78,214	$78,214 (1)	$41,088	$41,088(1)	$32,021 (2)	$32,021 (1)(2)
Overseas Portfolio	$5,280,245	N/A	$5,208,024	N/A	$5,147,426	N/A
Growth & Core
Balanced Portfolio	$49,055,092	N/A	$43,281,842	N/A	$42,839,760	N/A
Enterprise Portfolio	$10,673,132	N/A	$9,350,039	N/A	$9,456,266	N/A
Forty Portfolio	$5,808,786	N/A	$4,363,375	N/A	$4,324,698	N/A
Research Portfolio	$3,841,846	N/A	$2,499,230	N/A	$2,471,248	N/A
Specialty Equity
Global Technology and Innovation Portfolio	$6,984,055	$0	$4,802,775	$0	$4,209,296	$0
Value
Mid Cap Value Portfolio	$878,114	$0	$581,920	$0	$600,193	$0

(1)
The fee waiver by the Adviser exceeded the advisory fee.
(2)
January 26, 2022 (effective date) to December 31, 2022.

Payments to Financial Intermediaries By the Adviser or Its Affiliates
The Adviser and its affiliates pay fees, from their own assets, to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market or promote the Portfolios, or perform related services for contract owners or plan participants. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries.
In addition, the Adviser, Janus Henderson Distributors US LLC (the “Distributor”), or their affiliates pay, from their own assets, to selected insurance companies, qualified plan service providers or their affiliates, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
The Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolios. The Adviser or its affiliates may make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares
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over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and, if applicable, when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Additional Information About the Adviser
The Adviser has adopted procedures (including trade allocation procedures described in the “Portfolio Transactions and Brokerage” section of this SAI) that it believes are reasonably designed to mitigate potential conflicts and risks. For example, the Adviser manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time. To mitigate this potential conflict, the Adviser has procedures that prohibit portfolio management from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which portfolio management is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of the Adviser’s senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.
The Portfolios and other funds advised by the Adviser or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the 1940 Act that govern the operation of money market funds. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, the Adviser receives an investment advisory fee for managing affiliated money market funds and the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by the respective portfolio management. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of the “funds of funds” managed by the Adviser, which are funds that primarily invest in other mutual funds and ETFs. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the funds of funds managed by the Adviser and the other Janus Henderson mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.
Janus Henderson Personal Code of Ethics
The Adviser and the Distributor currently have in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gifts, Entertainment, and Meals Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure that Adviser and Distributor personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the
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performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Account Dealing Policy, all Adviser and Distributor personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that the Adviser believes is not detrimental to the Portfolios. In addition, Adviser and Distributor personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of the Adviser, the Distributor, and the Portfolios, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.
In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances Adviser and Distributor personnel may be required to forfeit profits made from personal trading.

Proxy Voting Policy and Procedures
The Trustees of the Trust have delegated to the Adviser the authority to vote all proxies relating to such Portfolio’s securities in accordance with the Adviser’s own policies and procedures. The Adviser’s proxy voting policies and procedures, including specific voting guidelines, are included in Appendix B of this SAI and are also available at janushenderson.com/proxyvoting.
The Adviser or its affiliates will publicly disclose vote reporting in line with local market requirements or practices and/or where, in the Adviser’s view, it is appropriate. Each Portfolio’s proxy voting record for the one-year period ending each June 30th is available, free of charge, upon request, by calling 1-800-525-1093, through janushenderson.com/proxyvoting, or from the SEC through the SEC website at http://www.sec.gov.
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Custodian, transfer agent, and certain affiliations

BNP Paribas, acting through its New York branch (“BNP(NY)”), 787 Seventh Avenue, New York, New York 10019 is the custodian of the domestic securities and cash of the Portfolios. BNP(NY) is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios’ securities and cash held outside the United States. The Portfolios’ Trustees have delegated to BNP(NY) certain responsibilities for such assets, as permitted by Rule 17f-5. BNP(NY) and the foreign subcustodians selected by it hold the Portfolios’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.
Janus Henderson Services US LLC (the “Transfer Agent”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, is the transfer agent for the Portfolios. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Shares for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolios. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolios. Any unused portion will be reimbursed to the applicable share class at least annually. In addition, the Transfer Agent provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolios. The Transfer Agent is not compensated for these internal services related to the Shares, except for out-of-pocket costs.
Institutional Shares of each Portfolio pay the Transfer Agent an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Shares for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services. The total administrative services fee amounts paid by Institutional Shares of each Portfolio to the Transfer Agent for administrative services, for the past three fiscal years ended December 31, are summarized below. The Transfer Agent pays out all or substantially all of the amounts reflected to insurance companies and qualified plan service providers for arranging for the provision of administrative services to its customers who invest in the Portfolios. Amounts for certain Portfolios may include the reimbursement of unused portions of administrative services fees.
	2024	2023	2022
Portfolio	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Fixed Income
Flexible Bond Portfolio	$57,064	$55,849	$57,686
Global & International
Global Research Portfolio	$322,603	$262,241	$264,150
Global Sustainable Equity Portfolio	$3,106	$1,338	$1,056 (1)
Overseas Portfolio	$80,696	$74,641	$73,472
Growth & Core
Balanced Portfolio	$226,797	$200,586	$213,353
Enterprise Portfolio	$334,923	$300,567	$310,945
Forty Portfolio	$237,574	$185,851	$186,838
Research Portfolio	$251,132	$194,539	$194,239
Specialty Equity
Global Technology and Innovation Portfolio	$34,472	$22,643	$20,646
Value
Mid Cap Value Portfolio	$27,808	$24,534	$25,340

(1)
January 26, 2022 (effective date) to December 31, 2022.
Through the Transfer Agent, the Portfolios pay SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) fees for the use of SS&C GIDS’ shareholder accounting system, as well as for closed accounts. These fees are in addition to any administrative services fees paid to the Transfer Agent.
Janus Henderson Distributors US LLC (the “Distributor”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, is the distributor of the Portfolios and offers shares of each Portfolio on a continuous basis to the
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separate accounts of participating insurance companies and certain qualified retirement plans. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA. The cash-compensation amount or rate at which the Distributor’s registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.
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Securities lending

Certain Portfolios may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Non Custodial Securities Lending Agreement.
During the fiscal year ended December 31, 2024, the securities lending services provided by JPMorgan Chase Bank included negotiating the terms of loans; monitoring approved borrowers; recalling and arranging the return of loaned securities to the Portfolios upon termination of the loan; marking to market loans; providing recordkeeping services; reporting on the Portfolios’ securities lending activities; and related services. The following table summarizes the income and fees from securities lending activities for the fiscal year for those Portfolios that participated in securities lending.
		Fees and/or compensation for securities lending activities and related services:
	Gross income from securities lending activites	Fees paid to securities lending agent from revenue split	Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in revenue split	Aggregate fees and/or compensation for securities lending activities	Net inome from securities lending activites
Fixed Income
Flexible Bond Portfolio	$276,495	$(10,775)	$(2,170)	$–	$–	$(139,635)	$–	$(152,580)	$123,915
Global & International
Global Research Portfolio	$82,108	$(2,768)	$(544)	$–	$–	$(46,969)	$–	$(50,281)	$31,827
Overseas Portfolio	$75,571	$(863)	$(582)	$–	$–	$(64,195)	$–	$(65,640)	$9,930
Growth & Core
Enterprise Portfolio	$293,970	$(1,333)	$(2,282)	$–	$–	$(275,027)	$–	$(278,642)	$15,328
Forty Portfolio	$12,043	$(81)	$(88)	$–	$–	$(10,940)	$–	$(11,109)	$934
Research Portfolio	$23,705	$(215)	$(188)	$–	$–	$(20,830)	$–	$(21,233)	$2,472
Specialty Equity
Global Technology and Innovation Portfolio	$36,137	$(1,523)	$(218)	$–	$–	$(16,883)	$–	$(18,625)	$17,513

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Portfolio transactions and brokerage

The Adviser, or its affiliates, acting pursuant to the Global Execution Agreement mentioned below, initiates all portfolio transactions of the Portfolios solely upon the direction of the relevant portfolio management. The Adviser is party to a Global Execution Agreement with certain Janus Henderson affiliates (the “Trading Affiliates”) that allows trades in foreign markets to be executed by personnel in the relevant market through such Trading Affiliates. Personnel of the Trading Affiliates providing trade execution services are subject to brokerage policies and procedures and oversight by Janus Henderson Investors’ Front Offices Governance and Risk Committee. As used in this Portfolio Transactions and Brokerage section, the term “Adviser” also includes its Trading Affiliates.
The Adviser selects broker-dealers for the Portfolios as part of its discretionary responsibilities under the Advisory Agreement and broker selection is determined by the Adviser’s duty to seek best execution. Janus Henderson’s Best Execution Committee will periodically review the quality of execution that the Adviser receives from broker-dealers and the Adviser will continually evaluate the effectiveness of the executing brokers and trading tools utilized. The Adviser does not consider a broker-dealer’s sale of shares of the Portfolios or gifts and entertainment received from registered representatives of broker-dealers when choosing a broker-dealer to effect transactions.
The Adviser has a duty to seek to obtain “best execution” for its portfolio transactions by reasonably seeking to obtain the best possible result under the circumstances. The Adviser considers a number of factors including but not limited to: an understanding of prices of securities currently available and commission rates and other costs associated with various trading tools, channels and venues; the nature, liquidity, size and type of the security being traded and the character of the markets in which the security will be purchased or sold; the activity, existing and expected, in the market for the particular security; the potential impact of the trade in such market and the desired timing or urgency of the trade pursuant to the investment decision; any portfolio restrictions associated with asset types; the ability of a broker-dealer to maintain confidentiality, including trade anonymity; the quality of the execution, clearance, and settlement services of a broker-dealer; the financial stability of the broker-dealer and the existence of actual or apparent operational problems of the broker-dealer; principal commitment by the broker-dealer to facilitate the transaction; and for accounts that do not utilize a research charge collection agreement, as discussed below, the research services provided by a broker-dealer.
The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.
The Portfolios generally buy and sell fixed-income securities in principal and agency transactions in which no brokerage commissions are paid. However, the Portfolios may engage an agent and pay commissions for such transactions if the Adviser believes that the net result of the transaction to the respective Portfolio will be no less favorable than that of contemporaneously available principal transactions. The implied cost of executing fixed-income securities transactions for a Portfolio primarily will consist of bid-offer spreads at which brokers will transact. The spread is the difference between the prices at which the broker is willing to purchase and sell the specific security at the time.
When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Adviser, better prices and executions will be achieved through the use of a broker.
The Adviser unbundles equity commissions globally. More specifically, the Adviser defines an execution commission component (“ECC”) and a research commission component (“RCC”). The ECC is standard across all brokers by region and broker class. Generally, the ECC is not negotiated on an order-by-order basis, but is determined by an established rate card that is reviewed by the Janus Henderson Best Execution Committee. Those rates are established to be competitive with industry standards and aligned with the service level the Adviser expects from brokers. With respect to the RCC, consistent with its best execution obligation for accounts that do not utilize an RCCA (as defined below), and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subsequent SEC guidance and no-action relief, the Adviser may place portfolio transactions with a broker-dealer for a higher commission than another broker-dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that the commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer or provided by third parties viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser with respect to all client accounts. Portfolios that utilize RCCAs are prohibited from using research charges for brokerage services and are subject to additional restrictions on what constitutes eligible research as provided by the Markets in Financial Instruments Directive II (“MiFID II”) and Financial Conduct Authority (“FCA”) regulations.
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The Adviser has client commission agreements (“CCAs”) and, for certain Portfolios, RCC Agreements (“RCCA”) with certain broker-dealers. These agreements allow the Adviser to instruct broker-dealers to pool commissions or research charges, respectively, generated from equity security orders executed at that broker-dealer. RCCAs are utilized for accounts for which Janus Henderson is subject to MiFID II and instead of using a portion of the commission for research, an additional research charge is added to the execution commission for equity transactions. Pursuant to these agreements, the broker-dealer retains the execution component of the brokerage commission as compensation for execution services and segregates the other portion of the commission (or additional research charge for RCCAs) for research services. Such commissions (and charges) are then used, upon the Adviser’s direction, to pay such broker-dealers for such broker-dealers’ proprietary research or to pay third parties that provide the Adviser with brokerage or research services, as permitted under Section 28(e), and for RCCAs, as permitted under MiFID II and FCA regulation. All portfolio transactions directed to these broker-dealers are subject to the Adviser’s best execution obligations.
The Adviser establishes a research budget annually for each investment strategy, and the research portion of the commission (or additional research charge for RCCAs) is collected until a Portfolio’s pro rata portion of the research budget for its investment strategy is reached. Typically, it is expected that a Portfolio’s proportionate share of the budget for its strategy will be based on the amount of assets held in its account relative to overall assets in the strategy. Once the pro rata budget of any account within an investment strategy is reached, such account will transact at the execution only rate for the remainder of the applicable period. If the costs for external research or brokerage services for an investment strategy exceed the amount collected from accounts within that strategy, the Adviser or its affiliates may adjust the research portion of commissions (or research charges) up or down within such strategy, continue to acquire external research for such accounts using its own resources, or cease to purchase external research for such accounts until the next applicable period. If research commissions (or research charges) collected by accounts within an investment strategy exceed the research or brokerage services costs for such investment strategy, the Adviser may rebate the accounts within such strategy all or a portion of their pro rata portion of such excess (subject to de minimis amounts as determined by the Adviser) or (for CCAs only) rollover such amounts to be used for research during the next applicable period.
The Adviser oversees the consumption, valuation and appropriate remuneration of third-party investment research consumed by the Adviser. Research budgets are set annually based on the needs of each investment strategy and are not otherwise linked to the volume or value of transactions executed on behalf of any accounts within that strategy. Research budgets may be adjusted by the Adviser throughout the calendar year.
The Adviser intends that all client equity transactions will be included within its CCAs and RCCAs, except to the extent the Adviser manages a strategy in which portfolio management solely uses market data or in which portfolio management and the client are located in Europe, the Middle East, or Asia, the Adviser may determine to pay for research for such strategies and/or accounts consistent with the methods available pursuant to MiFID II, including by use of an RCCA or Janus Henderson’s own resources. Therefore, whether and to what extent clients pay for research through commissions differs among clients. However, subject to applicable law, research may be used to service any or all clients, including clients that do not pay commissions to the broker-dealer relating to the CCA. As a result, clients that do not directly pay for research or pay for research to a lesser extent, including in connection with the establishment of research budgets (switching to execution-only rates when research budgets are met), may be considered to disproportionately benefit from research payments of other clients.
The Adviser may receive statistical, research and other factual information or services from broker-dealers that it would otherwise have to pay for with cash, or use its own resources to produce, for no consideration other than the brokerage or underwriting commissions that they obtain from the Adviser’s execution of trades with the broker-dealers.
The Adviser may also use step-out or sponsorship transactions in order to receive research products and related services. In step-out or sponsorship transactions, the Adviser directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct all or a portion of the transaction or commission in favor of a second broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the remaining portion.
The Adviser may also use broker sponsorship programs in order to pay for research. The Adviser may receive research from a sponsored broker but choose to execute with an executing agent on behalf of the sponsored broker. The executing agent executes the trade and then sends it to the sponsored broker for settlement. The Adviser pays the sponsored broker the commissions on the trade and the sponsored broker then pays the executing agent a predetermined fee.
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The Adviser maintains prime brokerage arrangements to facilitate short sale transactions. A prime broker may provide services and products to the Adviser in connection with the short selling facilities and related services the prime broker provides. The Adviser typically uses technology and personalized client services, but additional services such as capital introduction, business consulting services and portfolio analytics may also be available from prime brokers.
The Adviser may have an incentive to use broker-dealers who offer the above services to effect transactions instead of other broker-dealers who do not provide such services, but who may execute transactions at a lower price. The Adviser does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. The Adviser does, however, have an internal procedure for allocation transactions in a manner consistent with its execution policy to brokers that it has identified as providing research or brokerage services. Any transactions with such brokers are always subject to the Adviser’s best execution obligations.
In order for client commissions to be used to pay for these services, the Adviser must determine that the services are permitted research or brokerage services under Section 28(e). Additionally, all broker-dealers and all vendors of research and/or brokerage services paid with client commissions will be approved pursuant to the Adviser’s policies and procedures. In instances when the above services may include components not eligible under Section 28(e), the Adviser makes a reasonable allocation of the cost of the research and/or brokerage services according to its use and all non-eligible research and/or brokerage services are separately invoiced and paid for with cash from the Adviser and not with client commissions.
Research received from broker-dealers is supplemental to the Adviser’s own research efforts. The brokerage and research products and services furnished by broker-dealers may be used in servicing any or all of the Adviser’s clients and may not necessarily be used by the Adviser in connection with the accounts that actually paid commissions, nor in proportion to the amount of commissions paid by accounts, to the broker-dealer providing the products and services.
The Adviser may engage in “cross trades” whereby the Adviser causes its clients or accounts to engage in a purchase and sale of a security with each other. The Adviser may engage in cross trades where it determines such transaction is in the best interests of both accounts and consistent with the Adviser’s best execution obligations. Although the use of cross trades may be beneficial to clients, it also creates opportunities for conflicts of interest to adversely affect clients. For instance, the Adviser could prefer one account over the other in determining price or otherwise executing a cross trade due to the existence of a more favorable fee structure or proprietary interest in one account. To address these potential conflicts, the Adviser has adopted policies and procedures which require that all cross trades are effected at a readily available fair market price, which may be based on independent dealer bids or quotes depending on the type of security. In addition, cross trades involving a registered investment company must be consistent with Rule 17a-7 under the 1940 Act. The Adviser may execute cross trades among any eligible funds and accounts managed by the Adviser or its affiliates. The Adviser does not permit cross trades with a Portfolio for fixed-income securities, with accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or where prohibited by client restrictions.
The Adviser makes investment decisions for each of its clients, including proprietary accounts, independently from those of any other account that is or may become managed by the Adviser or its affiliates. Because the Adviser generally invests in similar strategies for clients, numerous clients could have similar investment objectives and thus, similar portfolios. As a result, the Adviser may be trading the same security for multiple clients at the same time. In order to seek efficiencies that may be available for larger transactions, or help allocate execution fills and prices fairly, the Adviser may aggregate the orders for its clients for execution in circumstances where the Adviser determines that the investment is eligible and appropriate for each participating account. Clients participating in an aggregated trade are generally charged the same price and execution rate or execution portion of the commission except in circumstances where doing otherwise is deemed fair and consistent with applicable law. Instances can occur in which not all clients are charged a research portion (or the same research portion) of the commission in an aggregated trade, including where clients have a different research rate, have already met the research budget established by the Adviser or are subject to regulatory or other restrictions on the use of client commissions to pay for research services and may transact at lower commissions or execution only rates. In addition to, or instead of, aggregating orders of accounts that would be trading the same security at the same time, the Adviser may average the price of the transactions of these accounts and allocate trades to each account in accordance with the Adviser’s allocation procedures. Pursuant to these procedures, partial fills will be allocated pro rata under procedures adopted by Janus Henderson. The Adviser seeks to allocate the opportunity to purchase or sell a security or other investment among accounts on an equitable basis by taking into consideration certain factors. These factors include, but are not limited to: size of the portfolio, concentration of holdings, investment objectives and guidelines, position weightings, duration targets, consistency of portfolio characteristics across similar accounts, purchase costs, issuer restrictions, price targets, ESG jurisdictional requirements, and cash availability. Due to such factors, the Adviser cannot assure equality of allocations among all of its accounts, nor can it
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assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria which could cause performance divergence from similar accounts. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts. The Adviser may adjust allocations to eliminate fractional shares or odd lots, or to account for minimum trade size requirements and has the discretion to deviate from its allocation procedures in certain circumstances.
Portfolios may from time to time participate in IPOs or other types of limited offerings such as secondary placements of common stock, private equity offerings, or other private placement offerings. To the extent that a Portfolio, such as a new Portfolio, has only affiliated shareholders, such as portfolio management or an adviser, and the Portfolio wishes to participate in an IPO, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the Portfolio and thus may not be eligible to participate in the offering. Portfolios may also, from time to time, participate as an anchor or Cornerstone Investor in an IPO. A Cornerstone Investor agrees, prior to a company’s IPO, to acquire a certain dollar amount of the IPO securities. Such agreement provides the Cornerstone Investor with an agreed and known allocation in the IPO. Shares allocated to the Cornerstone Investor in such IPOs may be restricted from trading for up to six months post the IPO and participation by any Adviser account as a Cornerstone Investor could preclude any other account from participating in the IPO as a non-Cornerstone Investor. The Adviser utilizes a dual book IPO indication process. More specifically, in order to provide issuers with a level of flexibility to address the diverse styles, needs, and relationships of our global investment teams, the Adviser has assigned each investment team to either a U.S. or EMEA/APAC IPO indication group (each an “IPO Indication Group”) and places two separate indications with a broker for any one limited offering. The Adviser’s allocation procedures generally require all securities of an offering allocated to an IPO Indication Group be allocated to all accounts within a strategy based on portfolio management’s participation in such IPO Indication Group and their initial indications and on a pro rata basis to all participating eligible accounts based on the total assets of each account. When more than one portfolio manager across the firm indicates interest in a primary or secondary limited offering, a limit on the allowable bid will be applied. In addition, with respect to private equity offerings, the Adviser limits the amount that any one portfolio can own, in the aggregate, of all private companies. Deviations from these procedures are permitted provided such deviations are documented and approved by the relevant Asset Class Head or a delegate. A deviation could occur, for example, in order to allocate additional securities to ensure that accounts receive sufficient securities to satisfy specialized investment objectives or policies, to account for allocation sizes that are deemed by the Adviser to be de minimis for certain eligible accounts, to address market conditions, to address situations specific to individual accounts (e.g., cash limitations, position weightings, liquidity profiles of the investment, redemption history of the account, etc.), or to address certain jurisdictional requirements relating to Cornerstone IPOs. Additionally, for primary and secondary offerings of common stock, additional shares may be allocated to the applicable accounts of portfolio management with a preexisting position in that security. Deviations from pro rata allocations may contribute to differences in performance among eligible accounts within the same strategy. The Adviser cannot assure, in all instances, participations in IPOs or limited offerings by all eligible accounts. In the event an eligible account does not participate in an offering, the Adviser generally does not reimburse for opportunity costs.
For the fiscal year ended December 31, 2024, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below.
Portfolio Name	Commissions	Transactions
Global & International
Global Research Portfolio	$220,734	$573,813,481
Global Sustainable Equity Portfolio	$703	$2,496,668
Overseas Portfolio	$249,158	$190,142,890
Growth & Core
Balanced Portfolio	$370,403	$2,469,396,946
Enterprise Portfolio	$157,318	$461,720,820
Forty Portfolio	$130,619	$587,924,285
Research Portfolio	$76,677	$413,462,636
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Portfolio Name	Commissions	Transactions
Specialty Equity
Global Technology and Innovation Portfolio	$123,231	$458,932,545
Value
Mid Cap Value Portfolio	$28,983	$94,613,490

Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.
The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal years ended December 31, unless otherwise noted.
Portfolio Name	2024	2023	2022
Fixed Income
Flexible Bond Portfolio	$29,848	$24,588	$11,776
Global & International
Global Research Portfolio	$288,506	$317,214	$343,365
Global Sustainable Equity Portfolio	$2,419	$784	$2,297 (1)
Overseas Portfolio	$469,409	$381,616	$469,890
Growth & Core
Balanced Portfolio	$722,367	$586,916	$561,884
Enterprise Portfolio	$215,526	$223,248	$221,874
Forty Portfolio	$200,615	$175,727	$209,040
Research Portfolio	$102,191	$90,374	$111,171
Specialty Equity
Global Technology and Innovation Portfolio	$182,124	$267,780	$192,013
Value
Mid Cap Value Portfolio	$44,452	$62,500	$73,919

(1)
January 26, 2022 (effective date) to December 31, 2022.
Brokerage commissions paid by a Portfolio may vary significantly from year to year because of portfolio turnover rates, contract owner and plan participant purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.
As of December 31, 2024, certain Portfolios owned securities of their regular broker-dealers (or parents) as shown below:
Portfolio Name	Name of Broker Dealer	Value of Securities Owned
Fixed Income
Flexible Bond Portfolio	Barclays Capital Inc.	$1,381,433
	Goldman Sachs & Co. LLC	945,132
	Merrill Lynch, Pierce, Fenner & Smith Inc.	1,176,605
	Morgan Stanley	8,978,421
Global & International
Global Research Portfolio	JP Morgan Securities LLC	$20,724,128
	Morgan Stanley	6,943,516
Growth & Core
Balanced Portfolio	Barclays Capital Inc.	$2,413,450
	Citigroup Global Markets Inc.	36,075,711
	Goldman Sachs & Co. LLC	41,909,824
	JP Morgan Securities LLC	129,534,957
	Merrill Lynch, Pierce, Fenner & Smith Inc.	12,985,697
	Morgan Stanley	116,981,587
	Wells Fargo Securities, LLC	1,004,839
Enterprise Portfolio	RBC Capital Markets, LLC	$680,430
Specialty Equity
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Portfolio Name	Name of Broker Dealer	Value of Securities Owned
Global Technology and Innovation Portfolio	RBC Capital Markets, LLC	$253,011
Value
Mid Cap Value Portfolio	Jefferies LLC	$1,558,357

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Shares of the trust

Net Asset Value Determination
As stated in the Portfolios’ Prospectuses, the net asset value (“NAV”) of the Shares of each class of each Portfolio is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Portfolio is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange, including ETFs, are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.
Portfolio holdings for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Valuation Procedures provide for the use of systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio’s NAV is not calculated. A Portfolio calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
If an error is discovered that impacts a Portfolio’s NAV calculation, the Adviser will take corrective action if necessary and appropriate pursuant to the Trust’s net asset value and shareholder account corrections policy.

Purchases
Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios’ behalf and those
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organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your purchase request must be received in good order by the close of the trading session of the NYSE as described above in “Net Asset Value Determination.” Under certain circumstances, the Portfolios may permit an in-kind purchase of Shares. The prospectus for your insurance company’s separate account or your plan documents contain detailed information about investing in the Portfolios. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.
The Adviser has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that insurance companies or plan sponsors have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Redemptions
Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and the Adviser’s affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s Shares. Redemptions by these large shareholders of their holdings in a Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect a Portfolio’s performance to the extent the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Portfolio makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Portfolio for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.
The Portfolios reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond
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seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
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Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolios.
It is a policy of the Portfolios to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolios to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.
The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to federal income tax on its taxable income at corporate rates. In addition, if for any taxable year a Portfolio fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. The Portfolios could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special federal income tax treatment.
Each Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) and the regulations thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. If a Portfolio fails to comply with the requirements of Internal Revenue Code Section 817(h) and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or capital gain net income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company whose only shareholders during the calendar year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified retirement plans, and certain other specified types of shareholders. In order to avoid this excise tax, each Portfolio intends to qualify for this exception each year or intends to make sufficient distributions to satisfy the excise tax avoidance requirement.
Unless otherwise instructed, all income dividends and capital gains distributions, if any, on a Portfolio’s Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.
The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the Internal Revenue Code. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed even though the Portfolios may not have received any income upon such an event.
Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If such election is not made by a Portfolio, any foreign taxes paid or accrued will represent an expense to the Portfolio, which will reduce its investment company taxable income. The Portfolios do not expect to elect to pass through foreign taxes to shareholders.
A Portfolio’s investments in REIT equity securities, if any, may require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities at a time when fundamental investment considerations would not favor such sales. A Portfolio’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
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Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to an IRS notice, a portion of a Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. Excess inclusion income of a regulated investment company will normally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which a Portfolio may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders will constitute unrelated business taxable income to entities (including a qualified pension plan or other tax-exempt entity) subject to federal income tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code), which includes certain federal, state, and foreign governmental entities, tax-exempt entities that are not subject to federal income tax on unrelated business income, and certain rural electrical and telephone cooperatives, is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. This may impact the Portfolio’s performance.
Please consult a tax adviser regarding the tax consequences of Portfolio distributions and to determine whether you will need to file a tax return.
Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Portfolios will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.
In order to qualify as a regulated investment company for federal income tax purposes, a Portfolio must derive at least 90% of its gross income from certain specified sources (typically referred to as “qualifying income”). Certain transactions or strategies utilized by a Portfolio may generate income that is not qualifying income, which could cause a Portfolio to fail to qualify as a regulated investment company for federal income tax purposes.
Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current federal income taxation if left to accumulate within such contracts or plans. Refer to the prospectus for the separate account of the related insurance company or the plan documents for additional information.
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Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of the Adviser as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolios’ Governance Procedures and Guidelines, the policy is for a Trustee to retire no later than the end of the calendar year in which the Trustee turns 75, unless extended by the Trustees. The Trustees review the Portfolios’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolios’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. As of the date of this SAI, collectively, the two registered investment companies consist of 45 series or funds, referred to herein as the “Fund Complex”.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolios may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolios, except for the Portfolios’ CCO, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	45
Board Member of
BankNewport (mutual savings
bank) (since 2024), Advisory
Board Member of AEW Core
Property Trust (open-end
property fund) (since 2020),
and Director of WTTW (PBS
affiliate) (since 2003).
Formerly, Director of
MotiveQuest LLC (strategic
social market research
company) (2003-2016),
Director of Nuveen Global
Investors LLC (2007-2011),
Director of Communities in
Schools (2004-2010), and
Director of Mutual Fund
Education Alliance (until
2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	45
Director of Blue Cross Blue
Shield of Kansas City (a
not-for-profit health insurance
provider) (since 2016) and
Director of Global Life
Insurance (life and
supplemental health insurance
provider) (since 2017).
Formerly, Director of Federal
Home Loan Bank of Dallas
(2017-2021).

74

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	45
Member of the Investment
Committee for Cooper Union
(private college) (since 2021)
and Director of Brightwood
Capital Advisors, LLC (since
2014). Formerly, Board
Member, Van Alen Institute
(nonprofit architectural and
design organization)
(2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	45
Advisory Board Member,
Dome Construction
(construction) (since 2023),
Director of Amalgamated
Financial Corp (bank) (since
August 2021), and Director of
Gray-Bowen-Scott
(transportation project
consulting firm) (since April
2020). Formerly, Director of
YR Media (a not-for-profit
production company)
(2021-2023), Director of
Delaware Place Bank (closely
held commercial bank)
(2016-2018) and Director of
Seaway Bank and Trust
Company (2014-2015).

Dominic Janssens 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	7/24-Present	Retired. Formerly, Global Chief Operating Officer, Macquarie Investment Management (2016-2019); Leader of Global Investment and Institutional Client Services, T. Rowe Price (2008-2016); Senior Managing Director, State Street Global Advisors (2006-2008); and Managing Director, Deutsche Asset Management (2000-2005).	45	Board Member of Praxis Solutions, Inc. (AI-technology firm) (since 2022) and Advisory Board Member (since 2021).
75

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present
Chief Executive Officer, muun
chi LLC (organic food
business) (since 2022) and
Independent Consultant (since
2019). Formerly, Chief
Operating Officer, muun chi
LLC (2020-2022), Managing
Partner, Impact Investments,
Athena Capital Advisors LLC
(independent registered
investment advisor)
(2016-2019), Managing
Director, Holos Consulting
LLC (provides consulting
services to foundations and
other nonprofit organizations)
(2009-2016), Chief Executive
Officer, Imprint Capital
Advisors (impact investment
firm) (2013-2015), and
Executive Vice President and
Chief Operating Officer of The
Rockefeller Brothers Fund (a
private family foundation)
(1998-2006).
				45
Formerly, Trustee and
Chairman of the Board of The
Investment Fund for
Foundations Investment
Program (TIP) (2008-2023),
Director of the F.B. Heron
Foundation (a private
grantmaking foundation)
(2006-2022), and Director of
Mutual Fund Directors Forum
(a non-profit organization
serving independent directors
of U.S. mutual funds)
(2016-2021).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	45
Formerly, Director of MGIC
Investment Corporation
(private mortgage insurance)
(2013-2023), Director, West
Bend Mutual Insurance
Company (property/casualty
insurance) (2013-2021),
Trustee of Northwestern
Mutual Life Insurance
Company (2010-2013), and
Director of Frank Russell
Company (global asset
management firm)
(2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	45
Formerly, Director of Family
Service of Lake County
(2019-2021), Independent
Trustee, Henderson Global
Funds (13 portfolios)
(2015-2017), Independent
Trustee, State Farm Associates’
Funds Trust, State Farm
Mutual Fund Trust, and
State Farm Variable Product
Trust (28 portfolios)
(2013-2017).

76

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Balanced Portfolio	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Hamish Chamberlayne 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Global Sustainable Equity Portfolio	1/22-Present	Head of Global Sustainable Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Jonathan Cofsky 151 Detroit Street Denver, CO 80206 DOB: 1983	Executive Vice President and Co-Portfolio Manager Global Technology and Innovation Portfolio	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Joshua Cummings 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Global Research Portfolio Executive Vice President and Co-Portfolio Manager Research Portfolio	1/24-Present 1/24-Present	Head of the Consumer Sector Team and the Communications Sector Team at Janus Henderson Investors, Portfolio Manager for other Janus Henderson accounts, and Analyst for the Adviser.
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Lead Portfolio Manager Enterprise Portfolio	11/07-Present	Portfolio Manager for other Janus Henderson accounts.
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Lead Portfolio Manager Global Technology and Innovation Portfolio	1/16-Present	Head of Technology Sector Team at Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Jordan 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Global Research Portfolio Executive Vice President and Co-Portfolio Manager Research Portfolio	1/24-Present 1/24-Present	Head of the Financials Sector Team at Janus Henderson Investors, Portfolio Manager for other Janus Henderson accounts, and Analyst for the Adviser.
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Flexible Bond Portfolio Executive Vice President and Co-Portfolio Manager Balanced Portfolio	12/15-Present 12/19-Present	Portfolio Manager for other Janus Henderson accounts.
John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Flexible Bond Portfolio	6/24-Present	Lead, Multi-Sector Credit Strategies of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Lead Portfolio Manager Overseas Portfolio	1/18-Present	Portfolio Manager for other Janus Henderson accounts.
Christopher O’Malley 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Overseas Portfolio	1/24-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Kevin Preloger 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Mid Cap Value Portfolio	4/13-Present	Portfolio Manager for other Janus Henderson accounts.
*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
77

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brian Recht 151 Detroit Street Denver, CO 80206 DOB: 1987	Executive Vice President and Co-Portfolio Manager Forty Portfolio	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Forty Portfolio	1/16-Present	Portfolio Manager for other Janus Henderson accounts.
Aaron Scully 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Global Sustainable Equity Portfolio	1/22-Present	Portfolio Manager for other Janus Henderson accounts.
Justin Tugman 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Mid Cap Value Portfolio	3/15-Present	Portfolio Manager for other Janus Henderson accounts.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Enterprise Portfolio	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Flexible Bond Portfolio Executive Vice President and Co-Portfolio Manager Balanced Portfolio	2/20-Present 2/20-Present	Head of U.S. Fixed-Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present
Chief Administrative Officer (since 2024)
and General Counsel (since 2018) of Janus
Henderson Investors. Formerly, Corporate
Secretary of Janus Henderson Investors
(2018-2024), Interim President and Chief
Executive Officer of the Trust and Janus
Investment Fund (2022), Senior Vice
President and Head of Legal, North
America at Janus Henderson Investors
(2017-2018) and Deputy General Counsel
at Janus Henderson US (Holdings) Inc.
(2015-2018). Member of Board of Trustees
for Bates College (since 2020) and Member
of Board of Directors for ICI Mutual
Insurance Company (since 2023).

*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
78

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present
Head of Compliance, North America at
Janus Henderson Investors (since
September 2020) and Chief Compliance
Officer at Janus Henderson Investors US
LLC (since September 2017). Formerly,
Anti-Money Laundering Officer for the
Trust and Janus Investment Fund (July
2020-December 2022), Global Head of
Investment Management Compliance at
Janus Henderson Investors (February
2019-August 2020), Vice President, Head
of Global Distribution Compliance and
Chief Compliance Officer at Janus
Henderson Distributors US LLC (May
2017-September 2017), Vice President,
Compliance at Janus Henderson US
(Holdings) Inc., Janus Henderson Investors
US LLC, and Janus Henderson Distributors
US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC (since 2005).
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present	Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020).
Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
Jay Mensah 151 Detroit Street Denver, CO 80206 DOB: 1994	Assistant Secretary	10/24-Present
Legal Counsel of Janus Henderson
Investors US LLC (since 2024). Formerly,
Associate, Morgan Lewis & Bockius LLP
(law firm) (2022-2024); Associate, Finn
Dixon & Herling LLP (law
firm)(2021-2022); Associate Counsel,
CBRE Global Investors (asset management
firm) (2020–2021).

Dawn Cotten 151 Detroit Street Denver, CO 80206 DOB: 1977	Assistant Treasurer	7/23-Present
Director, Head of Fund Oversight of Janus
Henderson Investors US LLC (since 2023).
Formerly, Client Solutions Group Director,
S&P Global (financial data information
provider) (2022-2023); and Senior Vice
President SS&C ALPS (fund administrator)
(2017-2021).

Allen Welch 151 Detroit Street Denver, CO 80206 DOB: 1974	Assistant Treasurer	3/12-Present	Director, Head of Fund Tax of Janus Henderson Investors US LLC (since 2017).
*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted
79

below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.
Alan A. Brown: Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Portfolio Independent Trustee since 2013 and Independent Chairman of the Board of Trustees since May 2022.
Cheryl D. Alston: Service as Executive Director and Chief Investment Officer of a large public pension fund, service on not-for-profit and corporate boards, and a Portfolio Independent Trustee since 2022.
Raudline Etienne: Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Portfolio Independent Trustee since 2016.
Darrell B. Jackson: Service as President and Chief Executive Officer of a bank, Executive Vice President and Co-President of a large financial services company, service on corporate and private company boards, and a Portfolio Independent Trustee since 2022.
Dominic Janssens: Service as Global Chief Operating Officer and Managing Director of investment and asset management companies, Member of Board of Directors and Advisory Board Member of an AI-technology firm, and in various capacities with public investment firms.
William F. McCalpin: Service as Chief Operating Officer of a large private family foundation, Chairman and Trustee of an unaffiliated fund complex, and a Portfolio Independent Trustee since 2002 and Independent Chairman of the Board of Trustees from 2008 to May 2022.
Gary A. Poliner: Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Portfolio Independent Trustee since 2016.
Diane L. Wallace: Service as Independent Trustee of Henderson Global Funds and other leading investment management firms, Chief Operating Officer, Senior Vice President of Operations, Treasurer and Chief Financial Officer of a leading investment management firm, and a Portfolio Independent Trustee since 2017.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including the Adviser, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with the Adviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of the Adviser or its affiliates present.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with the Adviser, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to the Adviser with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to
80

the Adviser and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.
Committees of the Board
The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Investment Oversight Committee, Nominating and Governance Committee, Operations Committee, Product and Distribution Committee, and Trading and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:
	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended December 31, 2024
Audit Committee
Reviews the Trust’s financial reporting process,
the system of internal controls over financial
reporting, disclosure controls and procedures,
including the review of the adequacy of relevant
personnel and the review of reports related to
such system of internal controls, Form N-CSR,
Form N-CEN, and Form N-PORT filings, and
the audit process. The Committee’s review of the
audit process includes, among other things, the
appointment, compensation, and oversight of
the Trust’s independent auditor, which performs
the audits of the Trust’s financial statements,
regular meetings and communication with
relevant personnel at the Adviser and the
independent auditor, and preapproval of all
audit and nonaudit services. The Committee
also reviews any significant changes or
improvements in accounting and audit
processes that have been implemented. The
Committee receives reports from the Trust’s
Chief Financial Officer, Treasurer, and Principal
Accounting Officer, and from personnel
responsible for internal audit functions related
to financial reporting. The Committee also
oversees service providers that provide fund
accounting and portfolio accounting services to
the Trust.
		Diane L. Wallace (Chair) Cheryl D. Alston Alan Brown Dominic Janssens Gary A. Poliner	4
Investment Oversight Committee
Oversees the investment activities of the series
of the Trust. The Committee meets regularly
with investment personnel at the Adviser and
any subadviser to the Portfolios to review the
investment performance, investment risk
characteristics, objectives, and strategies of the
Portfolios. The Committee reviews reports
regarding the use of derivative instruments by
the Portfolios and information and reports with
respect to proposed new investment
instruments and techniques. The Committee
reviews various matters related to the operations
of the Janus Henderson money market funds,
including the review of reports related to such
operations, compliance with the Trust’s Money
Market Fund Procedures, and Rule 2a-7 under
the 1940 Act.
		Cheryl D. Alston (Chair) Alan A. Brown Raudline Etienne Darrell B. Jackson Dominic Janssens William F. McCalpin Gary A. Poliner Diane L. Wallace	5
81

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended December 31, 2024
Nominating and Governance Committee
Identifies and recommends individuals for
Trustee membership, recommends an
independent Trustee to serve as Board Chair,
consults with Portfolio officers and the Board
Chair in planning Trustee meetings, reviews the
responsibilities of each Board committee, which
includes the need for new committees and the
continuation of existing committees, and
oversees the administration of, and ensures
compliance with, the Trust’s Governance
Procedures and Guidelines adopted by the
Trustees. The Committee also leads the Trustees’
annual self-assessment process and continuing
education program, reviews, and proposes
changes to, Trustee compensation, and oversees
the administration of the Trust’s insurance
program.
		William F. McCalpin (Chair) Alan A. Brown Raudline Etienne	5
Operations Committee
Oversees certain matters related to the operation
of the Trust. The Committee receives reports
regarding the operation of the Trust’s securities
lending program, the implementation of the
Proxy Voting Procedures and Guidelines, and
various information technology, cybersecurity,
and data privacy risks related to the Trust and
the Trust’s service providers. The Committee
oversees service providers providing
operations-related services to the Trust,
including the Trust’s custodian and transfer
agent. The Committee receives reports from
personnel responsible for the Trust’s enterprise
risk function and the Adviser’s internal audit
function. In addition, the Committee oversees
compliance with certain procedures adopted by
the Trust under exemptive orders of the SEC.
		Gary A. Poliner (Chair) Raudline Etienne Darrell B. Jackson Dominic Janssens William F. McCalpin	5
Product and Distribution Committee
Provides oversight of matters regarding the
Trust’s product lineup and the distribution of
shares of the Portfolios. The Committee reviews
matters relating to the initial strategy, design,
and positioning of new Portfolios and material
changes to the strategy, design, and/or
positioning of existing Portfolios. The
Committee receives reports regarding potential
Portfolio closures, liquidations, or mergers,
certain Portfolio fees and expenses, and
marketing and distribution strategies for the
Portfolios including payments made by the
Portfolios pursuant to the Trust’s distribution
and shareholder servicing plans. The Committee
reviews certain regulatory filings made with the
SEC and oversees and receives reporting from
service providers providing product and
distribution-related services to the Trust.
		Alan A. Brown (Chair) Raudline Etienne Darrell B. Jackson William F. McCalpin	7
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	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended December 31, 2024
Trading and Pricing Committee
Oversees matters relating to the pricing of the
Portfolios’ securities and the placement of
portfolio transactions. The Committee oversees
the Adviser as valuation designee and reviews
reports on fair valuation determinations and
valuation methodologies regarding securities
and investments held by the Portfolios pursuant
to valuation procedures established by the
Adviser and approved by the Board of Trustees.
The Committee also reviews other matters
related to pricing the Portfolios’ securities and
approves changes to the valuation procedures.
The Committee receives reporting regarding
portfolio transactions with affiliates undertaken
in accordance with the Trust’s procedures,
efforts to obtain best execution in connection
with portfolio transactions and commissions
paid to firms supplying research and brokerage
services. The Committee also receives reports
regarding foreign exchange trading by the
Portfolios. In addition, the Committee oversees
service providers providing trading and
pricing-related services to the Trust and reviews
reports from the administrator of the Trust’s
liquidity risk management program.
		Gary A. Poliner (Chair) Alan Brown Dominic Janssens Diane L. Wallace	4

Board Oversight of Risk Management
The Adviser, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees the Adviser’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from the Adviser and its officers. Reports received include those from, among others, the Adviser’s (1) senior managers responsible for oversight of global risk, including, for example, those responsible for oversight of operational risks and cyber risks, in particular; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) the Global Head of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of the Adviser or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with the Adviser, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board. The Board has appointed the Portfolios’ CCO who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Portfolios’ CCO, who also serves as Janus Henderson’s Head of Compliance, North America, discusses relevant risk issues that may impact the Janus Henderson funds and/or the Adviser’s services to the funds, and routinely meets with the Board in private without representatives of the Adviser or its affiliates present. The Portfolios’ CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Portfolios’ CCO may also report to the Board on an ad hoc basis in the event that she identifies issues associated with the Janus Henderson funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of the Adviser to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.
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Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by the Adviser for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate and at a minimum, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments,” where any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Adviser. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
The Trustees cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, such Trustees as a group do not directly or beneficially own any outstanding Shares of the Portfolios. The Trustees may, however, own shares of certain other Janus Henderson mutual funds that have comparable investment objectives and strategies as the Portfolios described in this SAI but offered through different distribution channels. The table below gives each Trustee’s aggregate dollar range of securities of all mutual funds advised by the Adviser and overseen by the Trustees, as of December 31, 2024.
Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex
Independent Trustees
Alan A. Brown	None	Over $100,000
Cheryl D. Alston	None	Over $100,000
Raudline Etienne	None	Over $100,000(1)
Darrell B. Jackson	None	Over $100,000
Dominic Janssens(2)	None	$10,001-$50,000
William F. McCalpin	None	Over $100,000(1)
Gary A. Poliner	None	Over $100,000(1)
Diane L. Wallace	None	Over $100,000

(1)
Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
(2)
Dominic Janssens joined the Board as an Independent Trustee, effective July 15, 2024.
Trustee Compensation
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson funds for serving as Trustee of those funds. The Adviser pays persons who are directors, officers, or employees of the Adviser or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by the Adviser may pay all or a portion of the compensation and related expenses of the Portfolios’ CCO and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Portfolios described in this SAI and all Janus Henderson funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Henderson funds. Effective January 1, 2006, the Trustees established a deferred compensation plan using “shadow investments” under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation.
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Name of Person, Position	Aggregate Compensation from the Portfolios for fiscal year ended December 31, 2024	Total Compensation from the Fund Complex for calendar year ended December 31, 2024(1)(2)
Independent Trustees
Alan A. Brown, Chairman and Trustee(3)(4)	$8,825	$483,500
Cheryl D. Alston, Trustee	$6,434	$304,500
William D. Cvengros, Former Trustee(4)(5)	$2,976	$163,745
Raudline Etienne, Trustee(4)	$5,593	$306,500
Darrell B. Jackson, Trustee	$5,685	$311,500
Dominic Janssens, Trustee(6)	$2,601	$141,793
William F. McCalpin, Trustee(4)	$6,451	$353,500
Gary A. Poliner, Trustee(4)	$6,599	$361,500
Diane L. Wallace, Trustee(4)	$5,559	$352,500

(1)
For all Trustees, includes compensation for service on the boards of two registered investment companies comprised of 49 portfolios, which may include portfolios that have since liquidated.
(2)
Total Compensation received from the Fund Complex includes any amounts deferred under the deferred compensation plan. There were no deferrals for the current year.
(3)
Aggregate Compensation received from the Portfolios and Total Compensation received from the Fund Complex includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)
Aggregate Compensation received from the Portfolios and Total Compensation received from the Fund Complex includes additional compensation paid for service as chair of one or more committees of the Board of Trustees during certain periods.
(5)
William D. Cvengros retired from his role as an Independent Trustee, effective July 19, 2024.
(6)
Dominic Janssens joined the Board as an Independent Trustee, effective July 15, 2024.

Janus Henderson Portfolio Management
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by portfolio management as of December 31, 2024. For any co-managed Portfolio or account, the assets reflect total Portfolio assets. If applicable, accounts included under Other Registered Investment Companies may include subadvisor accounts. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeremiah Buckley	Number of Other Accounts Managed	5	6	5
	Assets in Other Accounts Managed	$36,166.12 M	$9,387.95 M	$119.75 M
Hamish Chamberlayne	Number of Other Accounts Managed	2	6	7
	Assets in Other Accounts Managed	$42.04 M	$4,490.38 M	$1,454.55 M
Jonathan Cofsky	Number of Other Accounts Managed	1	1	3
	Assets in Other Accounts Managed	$7,320.70 M	$514.39 M	$177.29 M
Joshua Cummings	Number of Other Accounts Managed	2 (1)	3	10
	Assets in Other Accounts Managed	$28,530.37 M	$758.45 M	$1,634.35 M
Brian Demain	Number of Other Accounts Managed	5	1	8
	Assets in Other Accounts Managed	$25,119.31 M	$1,459.63 M	$2,002.16 M
Denny Fish	Number of Other Accounts Managed	1	1	3
	Assets in Other Accounts Managed	$7,320.70 M	$514.39 M	$177.29 M
John Jordan	Number of Other Accounts Managed	2 (1)	4	10
	Assets in Other Accounts Managed	$28,530.37 M	$962.15 M	$1,634.35 M
Michael Keough	Number of Other Accounts Managed	6	13	15
	Assets in Other Accounts Managed	$32,160.61 M	$10,734.60 M	$4,978.98 M
John Lloyd	Number of Other Accounts Managed	3	7	33
	Assets in Other Accounts Managed	$7,779.18 M	$1,996.16 M	$2,967.93 M
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		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Julian McManus	Number of Other Accounts Managed	3 (2)	3	3
	Assets in Other Accounts Managed	$5,938.78 M	$1,427.13 M	$433.84 M
Christopher O’Malley	Number of Other Accounts Managed	3 (2)	3	3
	Assets in Other Accounts Managed	$5,938.78 M	$1,427.13 M	$433.84 M
Kevin Preloger	Number of Other Accounts Managed	3 (3)	2	3
	Assets in Other Accounts Managed	$2,270.91 M	$184.02 M	$115.76 M
Brian Recht	Number of Other Accounts Managed	3 (4)	4	19
	Assets in Other Accounts Managed	$23,094.37 M	$1,798.07 M	$5,826.31 M
Nick Schommer	Number of Other Accounts Managed	4 (5)	5	22
	Assets in Other Accounts Managed	$27,936.06 M	$1,822.69 M	$5,907.68 M
Aaron Scully	Number of Other Accounts Managed	2	5	6
	Assets in Other Accounts Managed	$42.04 M	$3,880.52 M	$1,385.47 M
Justin Tugman	Number of Other Accounts Managed	4 (6)	2	5
	Assets in Other Accounts Managed	$3,707.54 M	$184.02 M	$190.02 M
Cody Wheaton	Number of Other Accounts Managed	5	1	8
	Assets in Other Accounts Managed	$25,119.31 M	$1,459.63 M	$2,002.16 M
Greg Wilensky	Number of Other Accounts Managed	5	9	11
	Assets in Other Accounts Managed	$32,129.85 M	$10,408.33 M	$3,350.35 M

(1)
Two accounts included in the total, consisting of $28,530.37M of the total assets in the category, have performance-based advisory fees.
(2)
One account included in the total, consisting of $3,106.90M of the total assets in the category, has a performance-based advisory fee.
(3)
Two accounts included in the total, consisting of $2,182.50M of the total assets in the category, have performance-based advisory fees.
(4)
One account included in the total, consisting of $22,013.06M of the total assets in the category, has a performance-based advisory fee.
(5)
Two accounts included in the total, consisting of $26,854.75M of the total assets in the category, have performance-based advisory fees.
(6)
Three accounts included in the total, consisting of $3,619.14M of the total assets in the category, have performance-based advisory fees.
Material Conflicts
As shown in the table above, portfolio management generally manages other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Portfolios. Those other accounts may include separately managed accounts, model or emulation accounts, Janus Henderson mutual funds and ETFs, private-label funds for which the Adviser or an affiliate serves as subadviser, or other Janus Henderson pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than a Portfolio or may have a performance-based management fee. The Adviser or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio management may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio management (or their family members) may beneficially own or transact in the same securities as those held in a Portfolio. Moreover, portfolio management may also have other roles at Janus Henderson (e.g., research analyst) and receive compensation attributable to the other roles. Portfolio management may also have roles with an affiliate of the Adviser, and provide advice on behalf of the Adviser through participating affiliate agreements, and receive compensation attributable to other roles. These factors could create conflicts of interest between portfolio management and the Portfolios because portfolio management may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Portfolio to be disadvantaged relative to one or more other accounts.
A conflict of interest between the Portfolios and other clients, including one or more Portfolios, may arise if portfolio management identifies a limited investment opportunity that may be appropriate for a Portfolio, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by such portfolio management. A conflict may also arise if portfolio management executes transactions in one or more accounts that adversely impact the value of securities held by a Portfolio. Investments made by a Portfolio and results achieved by a Portfolio at any given time are not expected to be the same as those made by other funds for which the Adviser acts as investment adviser, including portfolios with names, investment objectives and policies, and/or portfolio management teams, similar to a Portfolio.
The Adviser believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, the Adviser generally requires portfolio
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management to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. The Adviser monitors accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment.
The Adviser and its affiliates generate trades throughout the day, depending on the volume of orders received from portfolio management, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with the Adviser’s best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, the Adviser has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About the Adviser”.

JANUS HENDERSON PORTFOLIO MANAGEMENT COMPENSATION INFORMATION
The following describes the structure and method of calculating portfolio management’s compensation as of December 31, 2024.
Portfolio management is compensated for managing the Portfolios and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: a fixed annual base salary and a variable performance component. Compensation (both fixed and variable) is determined on a pre-tax basis.
Since there are no set targets/percentages for variable compensation, the pay mix will vary for each portfolio manager based on individual performance. On average, total compensation is weighted more heavily in the form of variable compensation, typically split between cash and deferral.
Base Salary
Base salary is determined by the individual’s manager.
The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation
Individuals’ awards, if any, are discretionary and given based on company, department, and individual performance. These awards are funded from a profit pool.
The overall investment team variable compensation pool is based on Janus Henderson profitability and is fully discretionary. Both quantitative and qualitative factors will be used to determine these awards. Such factors include, among other things:
•
consistent short-term and long-term performance (i.e., one-, three-, and five-year performance),
•
client support and
•
investment team support through the sharing of ideas, leadership, development, mentoring and teamwork.
Deferrals
All employees are subject to Janus Henderson’s deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards, or as appropriate under certain regulations. Deferred awards vest in three equal installments over a 3-year period. Forfeiture provisions apply to employees who cease employment with Janus Henderson during the vesting period, other than in prescribed circumstances. Deferrals are awarded in JHG restricted stock and/or funds.
Deferral arrangements are reviewed periodically to ensure they remain aligned with:
•
Janus Henderson’s business strategy, associated time horizons and risk appetite;
•
competitive practice in the sectors and jurisdictions in which Janus Henderson operates; and
•
emerging regulatory practice.
Portfolio management may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

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Ownership of Securities
Portfolio management cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, portfolio management does not directly or beneficially own any outstanding Shares of the Portfolios as of December 31, 2024.
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Principal shareholders

The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, such officers and Trustees individually, and collectively as a group, do not directly or beneficially own any outstanding Shares of the Portfolios. To the best knowledge of the Trust, unless otherwise noted, as of March 31, 2025, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or qualified plan owning 5% or more of the outstanding Shares of any Portfolio is listed below.
To the best knowledge of the Trust, no qualified plan owned 10% or more of the shares of the Trust as a whole.
From time to time, a Portfolio may have a concentration of several shareholders holding a significant percentage of Shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.
The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, are typically voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts’ voting rights typically are passed through to contract owners, the insurance companies themselves may not exercise voting control over the shares held in those accounts.
Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Flexible Bond Portfolio	AUL Group Retirement Account II Indianapolis, IN	15.25%
	AUL Individual Variable Annuity Unit Trust 1 Indianapolis, IN	10.93%
	Great-West Life & Annuity Client Plans 2T2 Englewood, CO	8.29%
	GE Life & Annuity Company (GELAAC) Richmond, VA	6.78%
	Great-West Life & Annuity FBO Schwab Annuities Advisor Choice Greenwood Village, CO	6.62%
	Allstate Life Insurance Palatine, IL	5.25%
Global Research Portfolio	NYLife Distributors Jersey City, NJ	35.94%
	Allstate Life Insurance Palatine, IL	6.27%
	GE Life & Annuity Company (GELAAC) Richmond, VA	6.03%
	Zurich American Life Insurance Co. Variable Annuity Separate Account Mercer Island, WA	5.91%
	Jefferson National Life Insurance Columbus, OH	5.24%
Global Sustainable Equity Portfolio	Nationwide Life Ins. Co. NWVAII Columbus, OH	47.46%
	Janus Henderson US (Holdings) Inc. Denver, CO	37.46%*
*
This beneficial ownership represents seed capital that the Adviser or an affiliate provided for the Portfolio.
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Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Overseas Portfolio	Pruco Life Insurance Company Newark, NJ	23.11%
	Jefferson National Life Insurance Columbus, OH	18.08%
	American General Life Insurance Co. Houston, TX	13.85%
	GE Life & Annuity Company (GELAAC) Richmond, VA	11.11%
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	5.67%
	Annuity Investors Life Insurance Co. Cincinnati, OH	5.00%
Balanced Portfolio	Zurich American Life Insurance Co. Variable Annuity Separate Account Mercer Island, WA	13.13%
	Jefferson National Life Insurance Columbus, OH	12.08%
	GE Life & Annuity Company (GELAAC) Richmond, VA	11.44%
	Allstate Life Insurance Palatine, IL	9.39%
	Annuity Investors Life Insurance Co. Cincinnati, OH	7.04%
	Minnesota Life Insurance Company Saint Paul, MN	6.80%
	IDS Life Insurance Company FBO VUL III Minneapolis, MN	6.77%
Enterprise Portfolio	Jefferson National Life Insurance Columbus, OH	15.51%
	NYLife Distributors Jersey City, NJ	11.04%
	Allstate Life Insurance Palatine, IL	9.02%
	Fidelity Investments Institutional Operations Co. Inc. As Agent for Certain Employee Ben Plans Covington, KY	7.99%
	Zurich American Life Insurance Co. Variable Annuity Separate Account Mercer Island, WA	7.91%
	GE Life & Annuity Company (GELAAC) Richmond, VA	6.83%
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	5.31%
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Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Forty Portfolio	Mass Mutual Life Insurance Co. Springfield, MA	9.88%
	Farmers New World Life Ins. Co. Mercer Island, WA	9.86%
	Farmers New World Life Ins. Co. Mercer Island, WA	9.42%
	GE Life & Annuity Company (GELAAC) Richmond, VA	8.70%
	Transamerica Life Insurance Company TPLIC - Acct B Cedar Rapids, IA	6.42%
	Connecticut Mutual Life Ins. Co. Springfield, MA	5.24%
Research Portfolio	Pruco Life Insurance Company Newark, NJ	21.26%
	Allstate Life Insurance Palatine, IL	10.86%
	Pruco Life Insurance Company Newark, NJ	9.60%
	GE Life & Annuity Company (GELAAC) Richmond, VA	9.42%
	Jefferson National Life Insurance Columbus, OH	8.70%
	Zurich American Life Insurance Co. Variable Annuity Separate Account Mercer Island, WA	7.36%
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	6.59%
Global Technology and Innovation Portfolio	Lincoln Life & Annuity of NY Account R LSVUL Fort Wayne, IN	46.82%
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	17.92%
	Great West Life & Annuity Client Plans 2T2 Englewood, CO	15.01%
Mid Cap Value Portfolio	Jefferson National Life Insurance Columbus, OH	43.50%
	TIAA-CREF Life Insurance Company TIAA-CREF Life Separate Account VA-1 Charlotte, NC	15.81%
	Minnesota Life Insurance Company Saint Paul, MN	10.98%
	Transamerica Life Insurance Company TPLIC – Acct B Cedar Rapids, IA	9.33%
	Transamerica Life Insurance Company EM Private Placement Cedar Rapids, IA	5.13%

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Miscellaneous information

Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 20, 1993. The Trust offers ten series, known as “Portfolios.” Each Portfolio presently offers interests in different classes of shares.
The Adviser reserves the right to the name “Janus Henderson.” In the event that the Adviser does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name “Janus Henderson” as soon as reasonably practicable.
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the Shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or subscription rights.
The Portfolios discussed in this SAI each offer two classes of shares. Institutional Shares, the Shares discussed in this SAI, are offered only in connection with investments in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investments in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act.
Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or if that Portfolio’s or class’ interest in the matter differs from the interest of other Portfolios or classes of the Trust. A shareholder is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder’s name.
Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

Voting Rights
A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a shareholder vote. Additional information may be found in the participating insurance company’s separate account prospectus.
The Board currently has eight members, of which five have been elected by shareholders. With the exception of Diane L. Wallace, Cheryl D. Alston, Darrell B. Jackson, and Dominic Janssens, each of the Trustees of the Trust was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders
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normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust’s Bylaws, or the Trustees.
As mentioned previously in “Shareholder Meetings,” shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder’s name. Shares of all Portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios’ annual financial statements and performs tax services for the Portfolios.

Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.
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Financial statements

The financial statements and Report of Independent Registered Public Accounting Firm for the period ended December 31, 2024 are hereby incorporated into this SAI by reference to the Portfolios’ Form N-CSR dated December 31, 2024.
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Appendix A – explanation of rating categories

The following information provided is a general summary of credit ratings issued by the three major credit rating agencies. Additional information regarding each credit rating agency’s rating methodology can be found by visiting that credit rating agency’s respective website.

STANDARD & POOR’S RATINGS SERVICES

Bond Rating	Explanation
Investment Grade
AAA	Extremely strong capacity to meet financial commitments.
AA	Very strong capacity to meet financial commitments.
A	Strong capacity to meet financial commitments, but somewhat susceptible to economic conditions and changes in circumstances.
BBB	Adequate capacity to meet financial commitments, but more subject to adverse economic conditions.
Non-Investment Grade
BB	Less vulnerable in the near term but faces major ongoing uncertainties to adverse business, financial, and economic conditions.
B	More vulnerable to adverse business, financial, and economic conditions but currently has the capacity to meet financial commitments.
CCC	Currently vulnerable and dependent on favorable business, financial, and economic conditions to meet its financial commitments.
CC	Highly vulnerable; default has not yet occurred, but is expected to be a virtual certainty.
C	Currently highly vulnerable to non-payment and ultimate recovery is expected to be lower than that of higher rated obligations.
D	Payment default on a financial commitment or breach of an imputed promise; also used when a bankruptcy petition has been filed or similar action taken.

FITCH, INC.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A
High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality. Expectations of default risk is currently low. Capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Non-Investment Grade
BB
Speculative. Indicates vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time. Business or financial flexibility exists that supports the servicing of financial commitments.

B
Highly speculative. May indicate that material default risk is present, but a limited margin of safety remains.
Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. May indicate a very low margin for safety; default is a real possibility with potential for superior to average levels of recovery.
CC	Very high levels of credit risk. May indicate that default of some kind appears probable with potential for average or below-average levels of recovery.
C	Near default. May indicate defaulted obligations with potential for below-average to poor recoveries.
D	In default.

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MOODY’S INVESTORS SERVICE, INC.

Bond Rating*	Explanation
Investment Grade
Aaa	Judged to be of the highest quality, with minimal risk.
Aa	Judged to be of high quality and are subject to very low credit risk.
A	Considered upper-medium grade and are subject to low credit risk.
Baa	Subject to moderate credit risk; considered medium-grade and as such may possess speculative characteristics.
Non-Investment Grade
Ba	Judged to have speculative elements and are subject to substantial credit risk.
B	Considered speculative and are subject to high credit risk.
Caa	Judged to be in poor standing and are subject to very high credit risk.
Ca	Highly speculative and are likely in or very near default with some prospect of recovery in principal and interest.
C	Lowest rated class of bonds and are typically in default with little prospect for recovery of principal and interest.
*
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Unrated securities will be treated as non-investment grade securities unless portfolio management determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.
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Appendix B – proxy voting policy and procedures

Proxy Voting Policy and Procedures
Last Review Date: February 2025
97

Contents
1	Overview	99
1.1	Policy Statement	99
1.2	Key Principles	99
1.3	Scope	99
1.4	Roles and Responsibilities	99
1.5	References	99
2	Additional Definitions	100
3	Proxy Voting Procedures	100
3.1	Voting Generally	100
3.2	Abstentions	101
3.3	Funds of Funds	101
3.4	Conflicts of Interest	101
4	Reporting, Oversight and Recordkeeping	102
4.1	Client and Regulatory Reporting	102
4.2	Proxy Voting and Proxy Voting Service Oversight	103
4.3	Record Retention	103
5	Amendments	103
Proxy Voting Guidelines		104
Directors and Boards		104
Auditors and Accounting Issues		106
Compensation Issues		106
Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters		107
Environmental and Social Issues		108
Miscellaneous, Administrative and Routine Items		109
Proposals Outside the Guidelines		109
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1 Overview
1.1 Policy Statement
Where Janus Henderson Investors has been provided voting discretion, it has a responsibility to vote proxies in the best interest of each client. Janus Henderson Investors has adopted this Proxy Voting Policy and Procedures to ensure that proxies are voted in the best interest of clients without regard to any relationship that Janus Henderson Investors or any affiliated person of Janus Henderson Investors may have with the issuer or personnel of the issuer. Subject to specific provisions in a client’s account documentation related to exception voting, Janus Henderson Investors will generally only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the JHI Voting Guidelines; 2) the ISS Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines.
1.2 Key Principles
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Janus Henderson Investors will vote proxies in the best interest of each client.
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Janus Henderson Investors will identify and manage any conflicts of interest which might affect a voting decision.
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Upon request, Janus Henderson Investors will provide clients with the proxy voting record for their accounts.
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Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate.
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Janus Henderson Investors will maintain records supporting its voting decisions.
1.3 Scope
This Policy applies to Janus Henderson Investors and each of the client accounts for which it has proxy voting responsibilities, other than those advised or sub-advised by Kapstream Capital Pty Ltd, Victory Park Capital Advisors, and Privacore Capital.
1.4 Roles and Responsibilities
Portfolio Management. Portfolio Management is responsible for determining how to vote proxies with respect to securities held in the client accounts they manage with input and support from the Responsible Investment and Governance Team, other representatives of Janus Henderson, and the Proxy Voting Service, as applicable. Where Portfolio Management chooses to vote contrary to the Guidelines and as otherwise specified herein, Portfolio Management is required to provide a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client.
Asset Servicing. Asset Servicing is responsible for administering the proxy voting process as set forth in this Policy. Asset Servicing works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, the ISS Benchmark Policy or the Taft-Hartley Guidelines, and proxy matters are communicated to Portfolio Management for consideration pursuant to this Policy.
Proxy Voting Committee. The Proxy Voting Committee develops Janus Henderson Investors’ positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting and oversees the voting process generally, including by reviewing results of diligence on the Proxy Voting Service.
Proxy Voting Service. The Proxy Voting Service provides research services relating to proxy issues. The Proxy Voting Service also assists in certain functions relating to the voting of proxies. Among other things, the Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for submitting Janus Henderson Investors’ votes in accordance with the Guidelines or as otherwise instructed by Janus Henderson Investors and is responsible for maintaining copies of all proxy statements received from issuers and promptly providing such materials to Janus Henderson Investors upon request. The Proxy Voting Service also provides voting disclosure services, including preparing Form N-PX for Janus Henderson Investors and the Proprietary U.S. Funds.
1.5 References
Rule 206(4)-7 of the Investment Advisers Act Rule 30b1-4 of the Investment Company Act
Rule 239.15 et seq. of the Investment Company Act Employee Retirement Income Security Act of 1974 (ERISA)
Commission Delegated Regulation (EU) No 231/2013, Article 37
Commission Directive 2010/43/EU, Article 21
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FCA COLL 6.6A.6
CSSF Regulation 10-04, Article 23
UN Principles for Responsible Investment
IMAS Singapore Stewardship Principles
SFC Principles of Responsible Ownership
FRC UK Stewardship Code

2 Additional Definitions
Janus Henderson Investors includes all investment advisory subsidiaries of Janus Henderson Group plc, including, but not limited to, Janus Henderson Investors (Australia) Institutional Funds Management Limited, Janus Henderson Investors (Singapore) Limited, Janus Henderson Investors (Japan) Limited, Janus Henderson Investors (Jersey) Limited, Janus Henderson Investors UK Limited, Janus Henderson Investors US LLC, and Tabula Investment Management Limited.1
JHI Proxy Voting Guidelines or the Guidelines refers to the voting guidelines adopted by Janus Henderson Investors and outlined at Appendix A.
Policy means this Proxy Voting Policy and Procedures.
Portfolio Management refers to the portfolio managers, assistant portfolio managers, and analysts supporting a given client account.
Proxy Voting Committee or the Committee refers to the Janus Henderson Investors Proxy Voting Committee. The Committee is comprised of representatives from Asset Servicing, Compliance, Operational Risk, Responsible Investment and Governance, and equity portfolio management. Internal legal counsel serves as a consultant to the Committee and is a non-voting member.
Proprietary U.S. Funds refer to the series of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust.
Proxy Voting Service or ISS refers to Institutional Shareholder Services Inc.

3 Proxy Voting Procedures
3.1 Voting Generally
Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. Portfolio Management may vote contrary to the Guidelines at their discretion and with a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client. Where the (1) Guidelines call for Portfolio Management input and/or (2) the proxy matter being voted on relates to a company and/or issue for which the Proxy Voting Service does not have research, analysis and/or a recommendation available, the Proxy Voting Service will refer proxy questions to portfolio management for further instruction. In the event Portfolio Management is unable to provide input on a referred proxy item, Janus Henderson Investors will vote the proxy item consistent with the ISS Benchmark Policy.
Notwithstanding the above, with respect to clients who have instructed Janus Henderson Investors to vote proxies in accordance with the Taft-Hartley Guidelines or the ISS Benchmark Policy, the Proxy Voting Service will cast all proxy votes in strict accordance with those policies.
Janus Henderson relies on pre-populated and/or automated voting. That means the Proxy Voting Service will automatically populate the proxy voting system in accordance with the Guidelines, the Taft- Hartley Guidelines or the ISS Benchmark Policy. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by the Proxy Voting Service unless directed otherwise by Janus Henderson Investors.

1 Janus Henderson Investors US LLC has been designated by the Boards of Trustees of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust to vote proxies for the Proprietary U.S. Funds, as applicable while Tabula Investment Management Limited has adopted Janus Henderson Investors US LLC’s Proxy Voting Policy and Procedures.
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From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent the Proxy Voting Service identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines, the Taft-Hartley Guidelines, or the ISS Benchmark Policy. The Proxy Voting Service is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus Henderson is provided appropriate notice of such changes, including through availability of an updated research report. In all events, the Proxy Voting Service will notify Janus Henderson Investors of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.
3.2 Abstentions
Janus Henderson Investors recognises that in certain circumstances the cost to clients associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, Janus Henderson Investors may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, Janus Henderson Investors will only vote proxies if Janus Henderson Investors determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, in some instances, Janus Henderson Investors may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, Janus Henderson Investors will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them consistent with requirements of applicable securities lending procedures. Furthermore, in circumstances where a client held a security as of record date, but the holdings were sold prior to the shareholder meeting, Janus Henderson Investors may abstain from voting that proxy.
3.3 Funds of Funds
Janus Henderson Investors advises certain accounts that invest in other funds (“funds of funds”) advised by Janus Henderson Investors or its affiliated persons (“underlying funds”). From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. In those circumstances, there may be a conflict of interest between Janus Henderson Investors and its clients. Except as noted below, to mitigate that conflict, whenever an underlying fund submits a matter to a vote of its shareholders which would otherwise require portfolio manager discretion under the Guidelines, Janus Henderson Investors will generally vote shares in accordance with the recommendation of the Proxy Voting Service. Janus Henderson Investors will generally abstain from voting shares where the Proxy Voting Service does not have a recommendation; although, it may alternatively vote in the same proportion as the votes of the other shareholders in the underlying fund (“echo vote”) in limited cases. Whenever an underlying fund that is a Proprietary U.S. Fund submits a matter to a vote of its shareholders, Janus Henderson Investors will echo vote shares held by a fund-of-funds account or refrain from voting such shares to the extent that cost or other considerations outweigh the benefits of voting such shares.
In addition, certain Proprietary U.S. Funds may invest in exchange-traded funds and other funds advised by unaffiliated persons (“acquired funds,” and each, an “acquired fund”) pursuant to Rule 12d1-4 under the Investment Company Act (“Rule 12d1-4”). To the extent a Proprietary U.S. Fund and its advisory group, as defined in Rule 12d1-4 (“advisory group”), individually or in the aggregate become the holders of (i) more than 25% of the outstanding voting securities of an acquired open- end fund or unit investment trust as a result of a decrease in the outstanding securities of that acquired open-end fund or unit investment trust or (ii) more than 10% of the outstanding voting securities of an acquired registered closed-end management investment company or business development company, Janus Henderson Investors will ensure that the Proprietary U.S. Fund and other funds and accounts in the advisory group echo vote the shares of the acquired fund; provided, however, that in circumstances where all holders of the outstanding voting securities of an acquired fund are required to echo vote pursuant to Rule 12d1-4, a Proprietary U.S. Fund and other funds and accounts in the advisory group will solicit voting instructions from its shareholders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.
3.4 Conflicts of Interest
Because the Guidelines, the ISS Benchmark Policy and the Taft-Hartley Guidelines pre-establish voting positions, application of those rules to default positions should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management seeks to exercise discretion when voting proxies, Janus Henderson Investors has implemented additional policies and controls described below to mitigate any conflicts of interest.
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Portfolio Management is required to disclose any actual or potential conflicts of interest that may affect its exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors or others designed to improperly influence Portfolio Management in exercising its discretion or the existence of significant relationships with the issuer.
Janus Henderson Investors also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. Janus Henderson Investors maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients, and other relationships. In the event Portfolio Management votes against the Guidelines with respect to an issuer on the significant relationships list, Asset Servicing will notify the Committee which will review the rationale provided by Portfolio Management. In the event Portfolio Management votes contrary to Proxy Voting Service’s recommendations and with management as to an issuer on the significant relationships list, Asset Servicing will notify the Committee, which will review the rationale provided by Portfolio Management. If the Committee determines the rationale is inadequate, the proxy vote will be cast as in accordance with the Guidelines or as instructed by the Committee. In addition, on a quarterly basis, the Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of Portfolio Management’s stated rationale.
Any personal conflict of interest related to a specific proxy vote should be reported to the Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the head of the applicable investment unit or a delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.
If a proxy vote is referred to the head of the applicable investment unit or a delegate or to the Committee, the decision made and basis for the decision will be documented by the Committee.
To mitigate perceived or potential conflicts of interest, in instances where a proxy is for a Janus Henderson managed fund in which seed or other proprietary capital is invested, Janus Henderson Investors will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

4 Reporting, Oversight and Recordkeeping
4.1 Client and Regulatory Reporting
Janus Henderson Investors will provide clients with such information on proxy voting in their accounts as contractually agreed or reasonably requested. Janus Henderson Investors will present this Policy and the Guidelines to the boards of trustees of the Proprietary U.S. Funds at least annually and shall provide such other information and reports requested by such boards to fulfill their oversight function.
Janus Henderson Investors will provide other third parties with such information on proxy voting as set forth herein. Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate. On an annual basis, Janus Henderson Investors will provide proxy voting records for each Proprietary U.S. Fund for the one-year period ending on June 30th on Janus Henderson Investors’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at www.sec.gov no later than August 31 of each year.2 Janus Henderson Investors may also privately disclose proxy votes on matters no longer pending where appropriate and consistent with other applicable policy, legal, and regulatory requirements.
Except as noted in this Policy or required by law, Janus Henderson Investors generally does not provide information to anyone on how it voted or intends to vote on any matters still pending. Unless that information has otherwise been made public, Janus Henderson Investors may only confirm to issuers, their agents or other third parties that votes have been cast but not how or how many votes were cast. Notwithstanding the foregoing, Portfolio Management may indicate to issuers, proxy solicitors and proxy advisory firms how they voted or intend to vote in the context of the engagement and investment analysis process. Portfolio Management also may indicate to other shareholders how they voted or intend to vote subject to applicable legal and regulatory requirements.

2 Janus Henderson Investors will also provide proxy voting records on say-on-pay issues consistent with requirements of Rule 14Ad-1.
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A complete copy of the Policy is available at www.janushenderson.com.
4.2 Proxy Voting and Proxy Voting Service Oversight
The Committee will ensure sufficient oversight of proxy voting through periodic review of voting decisions, operational issues and conflicts of interest as discussed herein. The Committee will review such information as it deems appropriate to discharge these responsibilities.
In addition, Janus Henderson Investors will conduct periodic due diligence reviews of the Proxy Voting Service via on-site, video, or telephonic meetings and by written questionnaires. As part of this periodic due diligence process, Janus Henderson Investors shall collect information that is reasonably sufficient to support the conclusion that the Proxy Voting Service has the capacity and competency to adequately analyse the matters for which they provide research and voting recommendations. In connection with the periodic due diligence review, Janus Henderson Investors shall consider, among other things, (1) the adequacy and quality of the Proxy Voting Service’s staffing, personnel, and/or technology; (2) disclosure from the Proxy Voting Service regarding its methodologies in formulating voting recommendations; and (3) whether the Proxy Voting Service has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest. In further exercise of its oversight responsibility, Janus Henderson Investors shall periodically sample the proxy votes cast on behalf of clients to ensure whether the Guidelines were applied correctly to such votes.
4.3 Record Retention
Janus Henderson Investors will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus Henderson Investors regarding votes cast in contradiction to the Guidelines. In addition, Janus Henderson Investors will retain internally-generated documents that are material to a proxy voting decision, such as the Guidelines, Committee materials and other internal research relating to voting decisions. Proxy statements received from issuers are generally available from the issuer’s, the relevant regulatory authority’s and/or the market place’s websites. They may also be available from the third-party voting service upon request. All materials discussed above will be retained in accordance with any applicable record retention obligations.

5 Amendments
This Policy is subject to review on an annual or more frequent basis by the Committee. In reviewing the Policy, the Committee reviews Janus Henderson Investors’ proxy voting record over the prior year, including exceptions to the Guidelines requested by Portfolio Management to determine whether any adjustments should be made. The Committee also reviews changes to the Guidelines recommended by the Proxy Voting Service, discusses such changes with the Proxy Voting Service, and solicits feedback from Portfolio Management on such changes. Once the Guidelines have been approved by the Committee and clients where required, they are distributed to Asset Servicing and the Proxy Voting Service for implementation.
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Appendix A - Proxy Voting Guidelines
Janus Henderson Investors will generally vote all proxies relating to portfolio securities held in client accounts for which it has been delegated voting authority in accordance with the Policy, including these Guidelines, and the implementation instructions provided to the Proxy Voting Service. Nonetheless, because proxy issues and the circumstances of individual companies are varied, there may be instances when Janus Henderson Investors may not vote in strict adherence to the Guidelines. Portfolio Management is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients.
Janus Henderson Investors recognises that corporate governance systems vary a great deal between jurisdictions according to factors such as cultural issues, laws and regulations, the extent of shareholder rights, the level of dispersed ownership and the stage of development more generally. In formulating our approach to corporate governance, we are conscious that a “one size fits all” policy is not appropriate. We will therefore seek to vary our voting activities according to the local market and its standards of best practices.
While Janus Henderson Investors has attempted to address the most common issues through the Guidelines, there will be various proxy voting proposals that are not addressed by the Guidelines or that require case-by-case resolution under the Guidelines. In addition, it may not be appropriate to apply certain Guidelines to investment types such as mutual funds, exchange-traded funds, and closed-end funds, in which case Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service unless otherwise specified in the Policy. Moreover, there may be various proxy voting proposals as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for proxy voting proposals of privately-held companies. In such instances, those proposals will be referred to Portfolio Management for resolution. In exercising discretion, Janus Henderson Investors may take into consideration the information and recommendations of the Proxy Voting Service but will vote all proxies based on its own conclusions regarding the best interests of its clients.
In many cases, a security may be held by client accounts managed by multiple portfolio managers. While Janus Henderson Investors generally casts votes consistently across client accounts it manages, different portfolio managers may vote differently on the same matter in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach different conclusions as to what is in the best interests of different clients depending on each individual client account’s investment strategy or its objectives.
Directors and Boards
Janus Henderson Investors recognises the diversity of corporate governance models across different markets and does not advocate any one form of board structure. However, it also recognises there are certain key functions which are or should be common across all markets:
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Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures;
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Monitoring the effectiveness of the company’s governance practices and making changes as needed;
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Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning;
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Aligning key executive and board compensation with the longer-term interests of the company and its shareholders;
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Ensuring a formal and transparent board nomination and election process;
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Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions;
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Ensuring the integrity of the corporation’s accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards;
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Monitoring the quality of relationships with key stakeholders; and
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Overseeing the process of disclosure and communications.
Boards of directors should include the number and types of qualified directors sufficient to ensure effective discharge of these responsibilities, including independent non-executive directors with appropriate skills, experience, and knowledge. The responsibilities of such non-executive directors should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole. Consistent with this principle of independence, a board of directors should generally have a non-executive chairperson.
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The board of directors should establish audit, compensation, and nomination/succession committees. These should be composed wholly or predominantly of independent directors. Companies should publicly disclose the terms of reference of these committees and give an account to shareholders in an annual report or other regulatory filing of how their responsibilities have been discharged. The chairpersons and members of these committees should be appointed by the board as a whole according to a transparent procedure.
Janus Henderson Investors believes the board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each director should therefore generally stand for election on an annual basis.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Board Classification – Janus Henderson Investors will generally vote against proposals to classify boards of directors and for proposals to declassify boards of directors.
Board Size – Janus Henderson Investors will generally vote in favor of proposals to increase the size of a board of directors so long as the board would retain a majority of independent directors. Janus Henderson Investors will generally vote against proposals to decrease the size of a board of directors which are intended as anti-takeover measures.
Director Independence – Janus Henderson Investors will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Henderson Investors will generally vote in favor of proposals to separate the role of the chairman from the role of the CEO.
Director Indemnification – Janus Henderson Investors will generally vote in favor of proposals regarding director or officer indemnification arrangements provided such provisions are not deemed excessive or inappropriate.
Uncontested Elections –Janus Henderson Investors will generally vote in favor of director candidates that result in the board having a majority of independent directors and oppose director candidates that result in the board not having a majority of independent directors. After taking into consideration country-specific practices, Janus Henderson Investors will generally vote in favor of individual director candidates unless:
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they attend less than 75% of the board and committee meetings without a valid excuse;
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they ignore or otherwise fail to respond appropriately to shareholder proposals receiving majority shareholder support;
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they are not responsive to advisory votes on executive compensation matters;
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they fail to provide appropriate oversight of company’s risk management practices;
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they are non-independent directors and sit on the audit, compensation or nominating committees;
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they are non-independent directors and the board does not have an audit, compensation, or nominating committee;
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they are audit committee members and the non-audit fees paid to the auditor are excessive;
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they are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist;
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they serve as directors on an excessive number of boards;
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they are compensation committee members and the company has poor compensation practices;
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they adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill;
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they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have a minimum level of female directors, and the company has not provided a sufficient explanation for its lack of gender diversity;
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they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any apparent racial/ethnic diversity, and the company has not provided a sufficient explanation for its lack of racial/ethnic diversity;
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they are the chair of the responsible committee of a company that is a significant greenhouse gas emitter3 where such company is not taking minimum steps needed to understand, assess, and mitigate risks related to climate change;
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they amend the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders;
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the company employs a capital structure with unequal voting rights; and/or

3 Janus Henderson Investors will apply the same definition as used by the Proxy Voting Service.
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they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board where director(s) remain on the board after having received less than the majority of votes cast in the prior election and the company has not provided a sufficient explanation for continuing with such director(s).
Contested Elections – Janus Henderson Investors will generally evaluate proposals relating to contested director candidates on case-by-case basis.
Cumulative Voting – Janus Henderson Investors will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.
Auditors and Accounting Issues
Janus Henderson Investors believes boards of directors should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with auditors. Boards of directors should generally have appropriately constituted audit committees with sufficient levels of financial expertise in accordance with prevailing legislation or best practice. The audit committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects and clearly explains its accounting principles and policies. The audit committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (e.g., financial conflicts arising from the award of non-audit assignments).
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Uncontested Auditors – Janus Henderson Investors will generally vote in favor of proposals to approve external or statutory auditors and auditor compensation unless:
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the auditor has a financial interest in or association with the company and is therefore not independent;
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fees for non-audit services are excessive;
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there is reason to believe the auditor has rendered an opinion which may be neither accurate nor indicative of the company’s financial position;
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the auditor is being changed without explanation; or
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the auditor is not identified by name.
Contested Auditors – Janus Henderson Investors will evaluate proposals relating to contested auditors on a case-by-case basis.
Compensation Issues
Janus Henderson Investors believes compensation of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based compensation should be demanding. Requirements for directors and senior executives to acquire and retain company shares that are meaningful in the context of their cash compensation are also appropriate. The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions. Any share-based compensation should be subject to shareholder approval.
Companies should disclose in each annual report or proxy statement the board’s policies on executive compensation (and preferably the compensation of individual board members and top executives), as well as the composition of such compensation so that investors can judge whether corporate pay policies and practices are appropriately designed.
Broad-based employee share ownership plans or other profit-sharing programs are effective market mechanisms that promote employee participation. When reviewing whether to support proposed new share schemes, we place particular importance on the following factors:
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The overall potential cost of the scheme, including the level of dilution;
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The issue price of share options relative to the market price;
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The use of performance conditions aligning the interests of participants with shareholders;
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The holding period (i.e., the length of time from the award date to the earliest date of exercise); and
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The level of disclosure.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Executive and Director Equity-Based Compensation Plans – Janus Henderson Investors will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and
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compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Janus Henderson Investors considers the following, non-exhaustive list of practices to be problematic and generally votes against plans or amendments to plans that:
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provide for re-pricing of underwater options;
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provide for automatic replenishment (“evergreen”) or reload options;
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create an inconsistent relationship between long term share performance and compensation increases; and/or
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are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.
Janus Henderson Investors will generally vote against proposals permitting material amendments to equity-based compensation plans without shareholder approval.
Long-Term Ownership – Janus Henderson Investors will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers, and directors. These may include:
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requiring executive officers and directors to hold a minimum amount of stock in the company;
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requiring stock acquired through exercised options to be held for a certain period of time; and
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using restricted stock grants instead of options.
Director and Officer Loans – Janus Henderson Investors will generally oppose proposals requesting approval of loans to officers, executives, and board members of an issuer.
Say-on-Pay – Janus Henderson Investors will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency). Janus Henderson Investors will generally vote with management on advisory votes on executive compensation (say-on-pay) unless Janus Henderson Investors determines problematic pay practices are maintained.
Executive Severance Agreements – Janus Henderson Investors will generally evaluate proposals to approve or cancel executive severance agreements on a case-by-case basis. Janus Henderson Investors will generally vote in favor of proposals to require executive severance agreements to be submitted for shareholder approval unless the proposal requires shareholder approval prior to entering into employment contracts.
Employee Stock Option Plans (ESOP) and Stock Purchase Plans (ESPP) – Janus Henderson Investors will generally vote in favor of proposals relating to ESOPs and ESPPs unless the shares purchased through the plans are discounted more than the market norm, the shares allocated to the plans are excessive, and/or the plans contain other problematic features.
Option Expensing and Repricing – Janus Henderson Investors will generally vote in favor of proposals requiring the expensing of options. Janus Henderson Investors will generally vote against proposals providing for the repricing of options.
Capitalisation, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters
Janus Henderson Investors believes all shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.
Any major strategic modifications to the core businesses of a company should not be made without prior shareholder approval. Equally, any major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes may include but are not limited to modifications to articles or bylaws and the implementation of shareholder rights plans or so called “poison pills.”
We will not support proposals that have the potential to reduce shareholder rights, such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Capital Stock – Subject to local market standards, Janus Henderson Investors will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares. Janus Henderson Investors will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend, and other rights are determined at the discretion of the board of directors when the stock is issued (“blank check stock”). Janus Henderson Investors will generally vote against proposals for different classes of stock with different voting rights.
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Stock Splits – Janus Henderson Investors will generally vote in favor of proposals to split shares unless they negatively affect the ability to trade shares or the economic value of a share.
Share Issuances - Janus Henderson Investors will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards, such proposals are not considered excessive in the context of the issuer and such proposals do not provide for different levels of voting rights.
Debt Issuances – Janus Henderson Investors will generally evaluate proposals regarding the issuance of debt, including convertible debt, on a case- by-case basis.
Mergers, Acquisitions and Other Significant Corporate Transactions – Janus Henderson Investors will generally evaluate proposals regarding acquisitions, mergers, related party transactions, tender offers, or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.
Reorganization, Restructuring and Liquidation – Janus Henderson Investors will generally evaluate plans of reorganization, restructuring and liquidation on a case-by-case basis.
Shareholder Rights Plans and Other Anti-Takeover Mechanisms – Janus Henderson Investors will generally vote against shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. This general policy supersedes any other more specific policy to the contrary.
Change in Jurisdiction of Incorporation or Organization - Janus Henderson Investors will generally vote in favor of proposals regarding changes in the jurisdiction of incorporation or organization of an issuer.
Confidential Voting – Janus Henderson Investors will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results.
Supermajority Voting – Janus Henderson Investors will generally vote against proposals to provide for supermajority voting (e.g., to approve acquisitions or mergers).
Special Meetings – Janus Henderson Investors will generally vote in favor of management proposals to allow shareholders to call special meetings. Janus Henderson Investors will generally vote in favor of shareholder proposals to allow shareholders to call special meetings, unless such right is already provided at a level consistent with local best practice and the shareholder proposal would further reduce the required threshold. Such proposals will be evaluated on a case-by-case basis.
Written Consents – Janus Henderson Investors will generally vote in favor of management proposals to allow action by shareholders’ written consent. Where supported by the Proxy Voting Service, Janus Henderson Investors will generally evaluate shareholder proposals to allow action by shareholders’ written consent on a case-by-case basis; otherwise, Janus Henderson will generally vote against proposals to allow action by shareholders’ written consent.
Proxy Access – Janus Henderson Investors will generally evaluate proposals related to proxy access on a case-by-case basis.
Environmental and Social Issues
Janus Henderson Investors believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors, and the wider global community. Janus Henderson Investors also recognises the importance of environmental issues such as climate change and social issues such as diversity & inclusion to all these stakeholder groups.
As a fiduciary for its clients, Janus Henderson Investors is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus Henderson Investors recognises that environmental and social issues are associated with risks, costs and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, Janus Henderson Investors will weigh the risks, costs, and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. Janus Henderson Investors will generally support management proposals addressing environmental and social issues unless we identify significant weaknesses relative to market practice or peers. Janus Henderson Investors will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns.
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Miscellaneous, Administrative and Routine Items
Janus Henderson Investors believes that management should generally have discretion to make certain types of decisions, including how to use existing capital. In addition, in certain jurisdictions, shareholder approval of certain routine or administrative matters may be required. On these types of issues, Janus Henderson Investors will generally defer to management unless it believes these decisions are not being made, or these actions are not being taken, in good faith.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Dividends – Janus Henderson Investors will generally vote in favor of management proposals relating to the issuance of dividends. Janus Henderson Investors will generally evaluate shareholder proposals relating to the issuance of dividends on a case-by-case basis.
Share Repurchase Plans - Janus Henderson Investors will generally vote in favor of management proposals regarding share repurchases. Janus Henderson Investors will generally evaluate shareholder proposals relating to share repurchases on a case-by-case basis.
“Other Business” – Janus Henderson Investors will generally vote against proposals to approve “other business” when it appears as a voting item.
Designation of Exclusive Forum - Janus Henderson Investors will generally vote in favor of proposals designating an exclusive forum in federal court or Delaware state court (for companies organised in Delaware). Janus Henderson Investors will generally evaluate proposals designating an exclusive forum in other jurisdictions on a case- by-case basis.
Proposals Outside the Guidelines
For proposals not specifically addressed by the Guidelines, Janus Henderson Investors generally provides implementation instructions to the Proxy Voting Service consistent with the principles and approaches outlined herein. Those instructions will frequently utilise or leverage the research and vote recommendations from the Proxy Voting Service. For proposals not specifically addressed by the Guidelines or the implementation instructions, or where Proxy Voting Service does not have research, analysis, and/or a recommendation available, Janus Henderson Investors will generally evaluate such proposals on a case-by-case basis.
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janushenderson.com/VIT
151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687

▼ April 30, 2025
Janus Aspen Series
Statement of Additional Information

Service Shares Ticker
Fixed Income
Janus Henderson Flexible Bond Portfolio	N/A
Global & International
Janus Henderson Global Research Portfolio	N/A
Janus Henderson Global Sustainable Equity Portfolio	N/A
Janus Henderson Overseas Portfolio	N/A
Growth & Core
Janus Henderson Balanced Portfolio	N/A
Janus Henderson Enterprise Portfolio	N/A
Janus Henderson Forty Portfolio	N/A
Janus Henderson Research Portfolio	N/A
Specialty Equity
Janus Henderson Global Technology and Innovation Portfolio	N/A
Value
Janus Henderson Mid Cap Value Portfolio	N/A

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for the Service Shares (the “Shares”) of the series listed above, each of which is a separate series (each, a “Portfolio” and collectively, the “Portfolios”) of Janus Aspen Series, a Delaware statutory trust (the “Trust”). Each Portfolio represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.
Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, “variable insurance contracts”) and by certain qualified retirement plans. The Portfolios also offer an additional class of shares to certain qualified plans or separate accounts of insurance companies.
This SAI is not a Prospectus and should be read in conjunction with the Portfolios’ Prospectuses dated April 30, 2025, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor, or by contacting a Janus Henderson representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Portfolios’ operations and activities than the Prospectuses. The audited financial statements for each Portfolio, the notes relating thereto, and the related reports of PricewaterhouseCoopers LLP, the Portfolios’ independent public accounting firm, are incorporated by reference into this SAI from the Portfolios’ most recent Form N-CSR, which contains important financial information about the Portfolios. The Annual and Semiannual Reports are available, without charge, from your plan sponsor, or other financial intermediary, at janushenderson.com/VIT, or by contacting a Janus Henderson representative at 1-877-335-2687.

Classification, investment policies and restrictions, and investment strategies and risks	2
Investment adviser	49
Custodian, transfer agent, and certain affiliations	60
Securities lending	62
Portfolio transactions and brokerage	63
Shares of the trust	69
Net Asset Value Determination	69
Purchases	69
Distribution and Shareholder Servicing Plan	70
Redemptions	71
Income dividends, capital gains distributions, and tax status	73
Trustees and officers	75
Principal shareholders	90
Miscellaneous information	93
Shares of the Trust	93
Shareholder Meetings	93
Voting Rights	93
Independent Registered Public Accounting Firm	94
Registration Statement	94
Financial statements	95
Appendix A – explanation of rating categories	96
Appendix B – proxy voting policy and procedures	98
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Classification, investment policies and restrictions,
and investment strategies and risks

Janus Aspen Series
This Statement of Additional Information includes information about ten series of the Trust. Each Portfolio is a series of the Trust, an open-end, management investment company.

Classification
The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or nondiversified. Janus Henderson Forty Portfolio (“Forty Portfolio”), Janus Henderson Research Portfolio (“Research Portfolio”), and Janus Henderson Global Technology and Innovation Portfolio (“Global Technology and Innovation Portfolio”) are classified as nondiversified. Janus Henderson Flexible Bond Portfolio (“Flexible Bond Portfolio”), Janus Henderson Global Research Portfolio (“Global Research Portfolio”), Janus Henderson Global Sustainable Equity Portfolio (“Global Sustainable Equity Portfolio”), Janus Henderson Overseas Portfolio (“Overseas Portfolio”), Janus Henderson Balanced Portfolio (“Balanced Portfolio”), Janus Henderson Enterprise Portfolio (“Enterprise Portfolio”), and Janus Henderson Mid Cap Value Portfolio (“Mid Cap Value Portfolio”) are classified as diversified.

Adviser
Janus Henderson Investors US LLC (the “Adviser”) is the investment adviser for each Portfolio.

Investment Policies and Restrictions Applicable to all Portfolios
The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Each of these policies applies to each Portfolio, except policy (1), which applies only to the Portfolios specifically listed in that policy.
(1) With respect to 75% of its total assets, Flexible Bond Portfolio, Global Research Portfolio, Global Sustainable Equity Portfolio, Overseas Portfolio, Balanced Portfolio, Enterprise Portfolio, and Mid Cap Value Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.
Each Portfolio may not:
(2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities), except that:
(i)
Global Technology and Innovation Portfolio will invest 25% or more of the value of its total assets in the industries within the information technology sector in the aggregate.
(3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4) Lend any security or make any other loan if, as a result, more than one-third of a Portfolio’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6) Borrow money except that a Portfolio (excluding Global Sustainable Equity Portfolio) may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions,
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or futures, options, swaps, or forward transactions. The Portfolios may not issue “senior securities” in contravention of the 1940 Act. With respect to Global Sustainable Equity Portfolio, the Portfolio may not borrow money or issue “senior securities” in each case except as permitted under the 1940 Act.
(7) Invest directly in real estate or interests in real estate; however, a Portfolio may own debt or equity securities issued by companies engaged in those businesses.
As a fundamental policy, a Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.
The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
(1) If a Portfolio is an underlying fund in a fund of funds managed by the Adviser, the Portfolio may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) of the 1940 Act and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) of the 1940 Act.
(2) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Portfolio may engage in short sales other than against the box, which involve selling a security that a Portfolio borrows and does not own. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
(3) The Portfolios do not intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, “to be announced” commitments, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5) A Portfolio may not acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets.
(6) The Portfolios may not invest in companies for the purpose of exercising control of management.
(7) The Portfolios may borrow money by engaging in reverse repurchase agreements (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment restriction).
Under the terms of an exemptive order received from the Securities and Exchange Commission (the “SEC”), each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which the Adviser or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs, and interfund loans are subject to the risk that the borrowing Portfolio may be unable to repay the loan when due. While it is expected that a Portfolio may borrow money through the program to satisfy redemption requests or to cover unanticipated cash shortfalls, a Portfolio may elect to not participate in the program during times of market uncertainty or distress or for other reasons.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however,
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in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
For purposes of the Portfolios’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of each Portfolio’s policies on investing in particular industries, each Portfolio utilizes any one or more of the industry sub-classifications used by one or more widely recognized third-party providers and/or as defined by the Adviser. The policy will be interpreted to give broad authority to each Portfolio as to how to classify issuers within or among industries.

Investment Policy Applicable to Certain Portfolios
Balanced Portfolio. As an operational policy, at least 25% of the assets of Balanced Portfolio will normally be invested in fixed-income senior securities. A senior security ranks above an issuing company’s other securities in the event of a bankruptcy or liquidation, which means the Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors.
Global Technology and Innovation Portfolio. As a fundamental policy, Global Technology and Innovation Portfolio will invest 25% or more of the value of its total assets in the industries within the information technology sector in the aggregate.

Investment Strategies and Risks
Diversification
Portfolios are classified as either diversified or nondiversified. To be classified as diversified under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified as nondiversified under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in more securities than a portfolio that is classified as diversified. This gives a portfolio that is classified as nondiversified more flexibility to focus its investments in companies that portfolio management has identified as the most attractive for the investment objective and strategy of the portfolio. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of a portfolio.
Cash Position
As discussed in the Prospectuses, a Portfolio’s cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on uninvested cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments and cash equivalent securities. Each Portfolio may also invest in affiliated or non-affiliated money market funds (refer to “Investment Company Securities”).
Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by banks, corporations and other borrowers to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Certain Portfolios may invest in investment grade commercial paper (e.g., that is rated Prime-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or A-3 or higher by Standard & Poor’s Ratings Services (“S&P”) or, if unrated by Moody’s or S&P, is issued by a company having an outstanding debt issue rated investment grade). Risks associated with commercial paper include credit risk and liquidity risk.
Illiquid Investments
Each Portfolio may not acquire any illiquid investment if, immediately after the acquisition, a Portfolio would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid investments, which include certain securities that are purchased in private placements, are securities that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain securities previously deemed liquid may become illiquid over time, particularly in periods of economic distress.
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If illiquid investments that are assets exceed 15% of a Portfolio’s net assets, the Portfolio will take steps to reduce its holdings of such illiquid investments to or below 15% of its net assets within a reasonable period of time. Because illiquid investments may not be readily marketable, portfolio management may not be able to dispose of them in a timely manner. As a result, the Portfolio may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the NAV of a Portfolio to decline.
Private Placements and Other Exempt Securities Risk. Private placements are securities that are subject to legal and/or contractual restrictions on their sales. These securities may also include initial public offerings (“IPO”) where a Portfolio participates as an anchor or cornerstone investor (“Cornerstone Investor”) wherein it agrees, prior to a company’s IPO, to acquire a certain dollar amount of the IPO securities (“Cornerstone IPOs”). Private placements and other securities exempt from certain registration requirements may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. These securities may not be listed on an exchange and may have no active trading market. As a result of the absence of a public trading market, the prices of these securities may be more volatile and more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, private placements and other securities exempt from certain registration requirements may involve a high degree of business and financial risk and may result in substantial losses.
Private placements and other securities exempt from certain registration requirements may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or a Portfolio may be able to sell them only at prices that are less than what the Portfolio regards as their fair market value. A security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for private placements. The Portfolio may have to bear the expense of registering such securities for sale and there may be substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed at the time it decided to seek registration of the securities. In addition, the Portfolio may get only limited information about the issuer of a private placement or other security exempt from certain registration requirements, so it may be less able to anticipate a loss. Also, if portfolio management receives material non-public information about the issuer, the Portfolio may, as a result, be legally prohibited from selling the securities.
Each Portfolio may make an initial investment of up to 0.5% of its total assets in any one private placement issuer. A Portfolio may not invest more than 1% of its total assets in the aggregate, measured at the time of the subsequent purchase, in any one private placement issuer.
Investments in securities exempt from certain registration requirements may include securities issued through private offerings without registration with the SEC pursuant to Regulation S or Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Offerings of Regulation S securities may be conducted outside of the United States. Although Regulation S and Rule 144A securities may be resold in privately negotiated transactions, the amounts received from these sales could be less than those originally paid by the Portfolios.
Environmental, Social, and Governance Data
Within the parameters of a Portfolio’s specific investment policies, portfolio management may consider environmental, social, and governance (“ESG”) data inputs from third-party data providers. As of the date of this SAI, portfolio management receives such inputs provided by MSCI, Vigeo Eiris, Institutional Shareholder Services, Inc. (“ISS”), and Sustainalytics. A description of the ESG data provided is noted below. The third-party data providers used by the Adviser are subject to change over time. The use and reliance on such information will vary depending on the strategy employed by a Portfolio/investment team.
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MSCI – Provides ESG and government ratings, corporate impact data including ESG-related controversies, business involvement screening and thematic alignment to the United Nations Sustainable Development Goals, and climate change solutions consisting of climate data, risk reporting and scenario analysis. A description of MSCI’s ESG ratings methodology can be found on their website at www.msci.com. As of April 1, 2025, MSCI uses a rules-based methodology to identify industry leaders and laggards according to their exposure to ESG risks and how well they manage those risks relative to peers, and their ESG ratings range from leader (AAA, AA), average (A, BBB, BB), to laggard (B, CCC).
•
Vigeo Eiris, part of Moody’s ESG Solutions – Provides activity-based exclusion classifications.
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ISS – Provides climate risk data and reporting on carbon emissions, warming potential, alignment with Paris Agreement on Climate Change, physical risk information, transition risk information, scenario analysis, and voting governance analysis.
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•
Sustainalytics, a Morningstar Company – Provides absolute ESG risk scoring, general activity-based and norms-based exclusion classifications, and information regarding certain ESG metrics to support focused evaluation or screening.
ESG Exclusions Policy. The Adviser has adopted a firmwide ESG exclusions policy that generally applies to the accounts it manages, including the Portfolios. Using third-party inputs, the Adviser applies exclusionary criteria to seek to avoid investing in securities of issuers that, in the determination of the Adviser, manufacture cluster munitions, anti-personnel mines, chemical weapons, and biological weapons.
Private Investments in Public Equity
Private investments in public equity (“PIPEs”) are equity securities privately purchased from public companies (including special purpose acquisition companies as described below) at a specified price. PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. Until the public registration process is completed, PIPEs are restricted as to resale and a Portfolio cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. Issuers may suspend the use of a registration statement because the registration statement must be amended or corrected to remedy a material misstatement or omission. This suspension period is often referred to as a black-out period, during which PIPE purchasers will not have the ability to sell PIPE shares pursuant to such registration statement and may have limited liquidity if other exemptions for public resale are not available. Black-out periods can be more common for PIPEs on special purpose acquisition companies (“SPACs”). Additionally, because of the potential likelihood of needing to amend registration statements for PIPE shares on SPACs, issuers are less likely to be willing to remove any restrictive legends on PIPE shares once the registration statement is initially effective and will only remove them pursuant to a pending sale, which can delay liquidity. To the extent that they increase the supply of a company’s stock in the market, PIPEs can potentially dilute the value of existing shares.
Special Purpose Acquisition Companies
Certain Portfolios may invest in securities issued by SPACs or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time (typically two years), the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Portfolio’s ability to meet its investment objective may be negatively impacted. In addition, some SPACs may be traded in the over-the-counter market and may be considered illiquid and/or be subject to restrictions on resale.
Securities Lending
The Portfolios may lend their investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. These loans cannot exceed one-third of the Portfolio’s total assets.
Approved borrowers are financial institutions that meet the Portfolios’ securities lending program requirements, which require that (i) the borrowers pledge and maintain with a Portfolio’s collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis); (ii) the loan be made subject to termination by the Portfolio at any time; and (iii) the Portfolio receives reasonable interest on the loan. From time to time, a Portfolio may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and that is acting as a finder.
To the extent a Portfolio engages in securities lending, there is the risk of a delay in recovering loaned securities. If a Portfolio is unable to recover a security on loan, that Portfolio may use the collateral to purchase a replacement security in the market. There is a risk that the value of the collateral could be insufficient to cover the cost of the replacement security, resulting in a loss to the Portfolio.
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The Adviser currently intends to invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, or in time deposits, which are managed by the Portfolios’ securities lending agent, JPMorgan Chase Bank, National Association (“JPMorgan Chase Bank”). An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolios and the affiliated cash management vehicle in which a portion of the cash collateral is invested, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolios and the affiliated cash management vehicle. Additionally, the Adviser receives an investment advisory fee for managing the affiliated cash management vehicle and therefore may have an incentive to allocate collateral to the affiliated cash management vehicle, rather than to other collateral management options for which the Adviser does not receive compensation.
Equity Securities
The Portfolios may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.
Common Stock. Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.
Preferred Stock. A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.
Convertible Security. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.
A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Portfolio is called for redemption or conversion, the Portfolio could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire
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an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security is comprised of two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the convertible component would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
Certain Portfolios also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the underlying investment, and such Portfolio in turn assumes the credit risk associated with the convertible note.
Warrants. Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.
Certain Portfolios may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in the price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as derivatives that are traded over-the-counter, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when such Portfolio wishes to sell it.
Cyber Security Risk
The Portfolios are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Portfolios’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require
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gaining unauthorized access, such as causing denial-of-service attacks on the Portfolios’ websites or a service provider’s systems, which renders them inoperable to intended users until appropriate actions are taken. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Portfolios’ systems.
Cyber security failures or breaches by the Portfolios’ service providers (including, but not limited to, the Adviser, custodians, transfer agents, subadministrators, and financial intermediaries) may subject a Portfolio to many of the same risks associated with direct cyber security failures or breaches, and may cause disruptions and impact the service providers’ and the Portfolios’ business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the funds to process transactions, inability to calculate a Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Portfolios may incur incremental costs to prevent cyber incidents in the future. The Portfolios could be negatively impacted as a result. While the Adviser has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Portfolios cannot directly control any cyber security plans and systems put in place by third party service providers or their service providers. Cyber security risks are also present for issuers of securities in which a Portfolio invests, which could result in material adverse consequences for such issuers, and may cause the Portfolio’s investment in such securities to lose value. The rapid development and increasingly widespread use of artificial intelligence (“AI”) could increase the effectiveness of cyber-attacks and exacerbate the risks.
Operational Risk
An investment in a Portfolio can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers. Among other things, these errors or failures, as well as other technological issues, may adversely affect a Portfolio’s ability to calculate its net asset value in a timely manner, including over a potentially extended period of time. These errors or failures may also result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Portfolio. While the Portfolios seek to minimize such events through internal controls and oversight of third party service providers, there is no guarantee that a Portfolio will not suffer losses if such events occur.
Foreign Securities
Each Portfolio may invest to varying degrees in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Portfolio’s performance may depend on factors other than the performance of a particular company. These risks may include:
Currency Risk. As long as a Portfolio holds a foreign currency-denominated security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency-denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.
Emerging Markets Risk. Within the parameters of its specific investment policies, each Portfolio may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index. Global Sustainable Equity Portfolio will normally limit its investments in emerging market countries to 5% of its net assets. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in more developed markets. Similarly, issuers in such markets may not be subject to regulatory, disclosure, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. Information about emerging market companies, including financial information, may be less available or reliable and the Portfolio’s ability to conduct due
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diligence with respect to such companies may be limited. In addition, certain emerging market jurisdictions materially restrict the Public Company Accounting Oversight Board’s (“PCAOB”) inspection, investigation and enforcement capabilities which impairs the ability to conduct independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of emerging market issuers meet PCAOB standards. Accordingly, these investments may be potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This may be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business. Emerging markets may be subject to a higher degree of corruption and fraud than developed markets, and financial institutions and transaction counterparties may have less financial sophistication, creditworthiness and/or resources than participants in developed markets.
The securities markets of many of the emerging market countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Moreover, the legal remedies for investors in emerging markets or other legal systems to ensure orderly enforcement of property interests such as bankruptcy may be more limited than the remedies available in the United States. Additionally, the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. A shareholder’s ability to bring and enforce legal actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and as a result such claims may be difficult or impossible to pursue. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, a Portfolio’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. In addition, the taxation systems at the federal, regional and local levels in developing or emerging market countries may be less transparent and inconsistently enforced, and subject to sudden change.
The Portfolios may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.
European Investment Risk. Investing in European countries may expose a Portfolio to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A majority of western European and a number of eastern European countries are members of the European Union (“EU”). A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU. The Economic and Monetary Union of the European Union (“EMU”) is comprised of EU members that have adopted the euro currency (the “Eurozone”). By adopting the euro as its currency, a member state relinquishes control of its own monetary policies and is subject to fiscal and monetary controls imposed by the EMU. As a result, European countries may
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also be significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. As economic conditions across the Eurozone may vary widely, it is possible that these controls may not adequately address the needs of all Eurozone members from time to time. These controls remove the Eurozone’s flexibility in implementing monetary policies to address regional economic conditions, which may impair their ability to respond to crises. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the Eurozone and Europe generally.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.
In addition, certain European countries have at times experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a Portfolio’s performance to the extent the Portfolio is exposed to such interest rates.
One or more countries could abandon the euro and/or withdraw from the EU, which could weaken the EU and, by extension, its remaining members. In addition, any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. In the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.
Among other things, these developments have adversely affected the value and exchange rate of the euro and pound sterling, and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Portfolio’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
While many countries in western Europe are considered to have developed markets, many eastern European countries are less developed. Investments in eastern European countries, even if denominated in euros, may involve special risks associated with investments in emerging markets. Securities markets of emerging market economies may be less efficient and may have lower trading volume, lower liquidity, and higher volatility than more developed markets. Many eastern European economies remain particularly sensitive to social, political, and economic conditions within the region and may, in particular, given its proximity and historical ties, be adversely affected by events in Russia, including changes to the Russian economy or currency (including as the result of sanctions), or attempts by Russia to assert its influence through economic, political, or military measures (such as Russia’s invasion of Ukraine beginning in late February 2022). Many eastern European countries are also highly dependent on exports to western Europe, making them particularly vulnerable to demand in that region. Many eastern European countries had centrally planned socialist economies for a substantial period of time, and there can be no assurance that more recent political and economic efforts to transition to market-based economies will be successful. As a result, investments in eastern European countries may involve heightened risks of expropriation or nationalization. Many eastern European countries are heavily reliant on credit from western Europe, and those countries have faced significant challenges in the wake of the global economic crisis.
Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required approval for repatriation of capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Portfolio. Such factors may hinder a Portfolio’s ability to buy and sell
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emerging market securities in a timely manner, affecting the Portfolio’s investment strategies and potentially affecting the value of the Portfolio.
Geographic Investment Risk. To the extent a Portfolio invests a significant portion of its assets in a particular country or geographic region, the Portfolio will generally have more exposure to certain risks due to possible political, economic, social, regulatory events, and conflicts in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Portfolio’s performance. The foregoing may result in a negative impact on Portfolio performance and the value of an investment in a Portfolio, even beyond any direct investment exposure the Portfolio may have to issuers located in or with significant exposure to an impacted country or geographic region.
Similarly, a particular country or geographic region may be more prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance and reinsurance companies that insure or reinsure against the impact of natural disasters.
Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, trade disputes, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Portfolio’s assets from that country. Further, acts of terrorism in the United States or other countries may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which a Portfolio has exposure. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.
Regulatory and Transaction Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers. In addition, costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
Risks of Investments in Latin American Countries. Investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Many Latin American countries have experienced, at one time or another, considerable difficulties, including high inflation and high interest rates. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals, and metals represent a significant percentage of Latin American exports.
Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a Portfolio invests and, therefore, the value of Portfolio shares. As noted above, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could have, in the future, very negative effects on the economies and securities markets of certain Latin American countries.
Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital, or the proceeds of sales of securities. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.
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Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies, and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Portfolio’s investments in Latin America generally or in specific countries participating in such trade agreements.
Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts, and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.
Risks of Investments in the People’s Republic of China (“PRC”). Investing in the PRC, or having indirect exposure to the PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms; and (xii) the imposition of sanctions or embargoes imposed by the U.S. government.
Chinese political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets. Reduction in spending on Chinese products and services, the imposition of tariffs or other trade barriers by the United States or other foreign governments on exports from the PRC, or a downturn in any of the economies of the PRC’s key trading partners may also have an adverse impact on Chinese issuers and the PRC’s economy as a whole. The current political climate has intensified concerns about trade tariffs and a trade war between the PRC and the United States. These consequences may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods, and possible failure of individual companies and/or large segments of the PRC’s export industry with a potentially negative impact to a Portfolio.
The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
Chinese companies, particularly those located in China, may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. PRC companies are required to follow Chinese accounting standards and practices, which may be less rigorous and significantly different than international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. Generally Accepted Accounting Principles. Furthermore, the PCAOB has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered auditing firms in China. This may
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result in inaccurate or incomplete financial records of an issuer’s operations within China, which may have a negative impact on a Portfolio’s investments in such companies.
Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A Portfolio’s investment in the PRC is, therefore, subject to the risk of such events (see “Geographic Investment Risk”). In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Portfolio’s investments in the PRC.
Moreover, as demonstrated by protests in Hong Kong over political, economic, social, and legal freedoms, and the PRC government’s response to them, political uncertainty exists within Hong Kong and there is no guarantee that additional protests will not arise in the future. Hostilities between the PRC and Hong Kong may present a risk to a Portfolio’s investments in the PRC or Hong Kong.
Securities Listed on Chinese Stock Exchanges. Portfolios with the ability to invest in foreign securities may invest in securities listed on Chinese stock exchanges or have indirect exposure to these securities through derivative investments. These securities are divided into two classes of shares: China B Shares, which may be owned by both Chinese and foreign investors and China A Shares. A portfolio with the ability to invest in foreign securities may invest in China A Shares and other eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai – Hong Kong Stock Connect program, as well as eligible China A Shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Each of the SSE and SZSE are referred to as an “Exchange” and collectively as the “Exchanges” for purposes of this section. An investment in China A Shares is also generally subject to the risks identified under “Foreign Securities,” and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China.
Stock Connect is a securities trading and clearing linked program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), a wholly-owned subsidiary of Hong Kong Exchanges and Clearing Limited (“HKEC”), the Exchanges, and the China Securities Depository and Clearing Corporation Limited (“ChinaClear”) to permit mutual stock market access between mainland China and Hong Kong. Hong Kong Securities Clearing Company Limited (“HKSCC”), a clearing house operated by HKEC, acts as nominee for participants, such as a portfolio, accessing Stock Connect Securities.
A primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. Since the relevant regulations governing Stock Connect Securities are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. In particular, the courts may consider that the nominee or custodian, as registered holder of Stock Connect Securities, has full ownership over the Stock Connect Securities rather than a portfolio as the underlying beneficial owner. HKSCC, as nominee holder, does not guarantee the title to Stock Connect Securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them such as participation in corporate actions or shareholder meetings cannot be assured. In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with participants will be limited to assisting participants with claims and a portfolio may not fully recover its losses or the Stock Connect Securities it owns. Recovery of a portfolio’s property may also be subject to delays and expenses, which may be material. Further, investors are currently able to trade Stock Connect Securities only up to certain daily maximums. Buy orders and sell orders are offset for purposes of the daily quota, which is applied to all market participants and not specifically to the portfolios or investment manager. If the daily quota is reached or a stock is recalled from the scope of eligible stocks for trading via Stock Connect, a portfolio’s investment program would be adversely impacted.
Stock Connect will only operate on days when both the respective Exchange and SEHK are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A Shares through Stock Connect may subject a portfolio to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Trading via Stock Connect is subject to trading, clearance and settlement procedures that are untested in China which could pose risks to a portfolio.
Variable Interest Entities (“VIEs”). In seeking exposure to Chinese issuers, a Portfolio may invest in VIE structures, which may subject the Portfolio to legal and regulatory uncertainties and additional risks. The VIE structure enables foreign investors, such as a Portfolio, to obtain exposure to a Chinese operating company in situations in which the Chinese
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government has limited or prohibited non-Chinese ownership of such company. The VIE structure does not involve equity ownership in a China-based company but rather involves claims to the China-based company’s profits and control of its assets through contractual arrangements. As a result, foreign investors do not have rights of direct equity owners, including rights to residual profits or control over management.
Intervention by the Chinese government with respect to VIE structure or the non-enforcement of VIE-related contractual rights could significantly affect a Chinese operating company’s business, the enforceability of the shell company’s contractual arrangements with the Chinese operating company and the value of the listed company’s stock. Intervention by the Chinese government could include nationalization of the Chinese operating company, confiscation of its assets, restrictions on operations and/or constraints on the use of VIE structures. Any change in the operations of entities in a VIE structure, the status of VIE contractual arrangements or the legal or regulatory environment in China could result in significant losses to a Portfolio.
Short Sales
The Portfolios may engage in short sales through short sales of stocks, futures, uncovered written calls, structured products, and through various types of derivatives. Except as follows, each Portfolio’s gross notional exposure to short positions may not exceed 10% of the Portfolio’s net assets. Flexible Bond Portfolio may invest without limit in short positions. For Balanced Portfolio, gross notional exposure to short positions may not exceed 10% of the net assets in the Portfolio’s equity portion and there is no limit on exposure to short positions in the Portfolio’s fixed-income portion. A Portfolio may engage in short sales when portfolio management anticipates that the market price of a security will decline. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Portfolio must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender.
A Portfolio may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio may realize a gain if the security declines in price between those same dates. Although a Portfolio’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no upper limit to the cost of replacing the borrowed security. To borrow the security, a Portfolio may also be required to pay a premium, which would increase the cost of the security sold.
The Portfolios may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the borrowed securities be returned to the lender on short notice, and a Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which means that the demand is greater than supply for the security sold short. If a short squeeze occurs, it is more likely that a Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.
Short Sales Against the Box
Certain Portfolios may engage in short sales “against the box” and options for hedging purposes that are not subject to the limits set forth above. This technique involves either selling short a security that a Portfolio owns, or has the right to obtain (equivalent in kind or amount to the securities sold short), for delivery at a specified date in the future. If a Portfolio enters into a short sale “against the box”, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A Portfolio does not immediately deliver from its holdings the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the price of the security has declined at the time a Portfolio is required to deliver the security, the Portfolio will benefit from the difference in the price. If the price of a security has increased, the Portfolio will be required to pay the difference.
Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, each Portfolio may invest up to 10% (without limit for Flexible Bond Portfolio) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are issued and traded at a discount from their face value and pay coupon interest that increases or decreases over the life of the bond. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of a Portfolio’s restriction on
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investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the regulations thereunder, and to avoid a federal income or excise tax, a Portfolio must distribute a portion of such recognized income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.
Pass-Through Securities
The Portfolios may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, which include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or mortgage participation certificates, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Portfolios.
Agency Mortgage-Related Securities. The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), which issue certificates (participation certificates and guaranteed mortgage certificates) that resemble Ginnie Mae Certificates in that each certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Participation certificates issued by Freddie Mac, which represent interests in mortgages from Freddie Mac’s national portfolio, are guaranteed by Freddie Mac as to the timely payment of interest and ultimate collection of principal.
In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. These purchases are intended to enhance Fannie Mae’s and Freddie Mac’s ability to meet their obligations. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.
More recently in 2019, under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative seeks to support the overall liquidity of both Fannie Mae and Freddie Mac certificates in the TBA market. The FHFA has indicated that the conservatorship will end when the director of the FHFA determines that the FHFA’s plan to restore the entities to a safe and solvent condition has been completed. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.
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The future for Fannie Mae and Freddie Mac is uncertain as the U.S. Government has considered proposals to wind down or restructure Fannie Mae’s and Freddie Mac’s operations. It is uncertain what legislation, if any, may be proposed in the future in Congress or which proposals, if any, might be enacted. The passage of any such proposal has the potential to impact the value of securities issued by a Fannie Mae or Freddie Mac, which could adversely affect the liquidity and value of a Portfolio’s holdings. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities.
Except for guaranteed mortgage certificates, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. Portfolio management will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.
The Portfolios’ investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, pre-payment risk, extension risk (heightened in rising interest rate environments), and liquidity risk.
Asset-Backed Securities. Asset-backed securities represent interests in pools of consumer and commercial loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.
Collateralized Bond Obligations. Certain Portfolios may invest in collateralized bond obligations (“CBOs”) and other similarly structured securities. CBOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. CBOs may charge management fees and administrative expenses.
For CBOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO securities as a class.
The risks of an investment in a CBO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs are privately offered and sold, and thus, are not registered under the securities
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laws. As a result, investments in CBOs may be characterized by a Portfolio as illiquid securities. CBOs carry additional risks which may include the risk that a Portfolio may invest in CBOs that are subordinate (or junior) to other classes.
Collateralized Mortgage Obligations. Certain Portfolios may invest in collateralized mortgage obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae, and their income streams. A REMIC is a type of CMO that qualifies for special tax treatment, and unlike the debt securities structure of CMOs, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“CMO Bonds”). Proceeds of the CMO Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the CMO Bonds. Principal and interest payments from the Collateral are used to pay principal on the CMO Bonds in the order A, B, C, Z. The Series A, B, and C CMO Bonds all bear current interest. Interest on the Series Z CMO Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C CMO Bond currently being paid off. When the Series A, B, and C CMO Bonds are paid in full, interest and principal on the Series Z CMO Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
As CMOs have evolved, some classes of CMO Bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches – known as support bonds, companion bonds or non-PAC bonds – which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with certain Portfolios’ investment objectives and policies, the Adviser may invest in various tranches of CMO Bonds, including support bonds.
Collateralized Loan Obligations (“CLO”). A CLO is a type of securitized asset, which is a sector of the fixed income market that also includes asset-backed and mortgage- backed securities. Typically organized as a trust or other special purpose vehicle, the CLO issues debt and equity interests and uses the proceeds from this issuance to acquire a portfolio of bank loans made primarily to businesses that are rated below investment grade. The underlying loans are generally senior-secured/first-priority loans; however, the CLO may also include an allowance for second-lien and/or unsecured debt. Additionally, the underlying loans may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, some of which may individually be below investment grade or the equivalent if unrated. The portfolio of underlying loans is actively managed by the CLO manager for a fixed period of time (“reinvestment period”). During the reinvestment period, the CLO manager may buy and sell individual loans to create trading gains or mitigate loses. The CLO portfolio will generally be required to adhere to certain diversification rules established by the CLO issuer to mitigate against the risk of concentrated defaults within a given industry or sector. After a specified period of time, the majority owner of equity interests in the CLO may seek to call the CLO’s outstanding debt or refinance its position. If not
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called or refinanced, when the reinvestment period ends, the CLO uses cash flows from the underlying loans to pay down the outstanding debt tranches and wind up the CLO’s operations.
Interests in the CLOs are divided into two or more separate debt and equity tranches, each with a different credit rating and risk/return profile based upon its priority of claim on the cashflows produced by the underlying loan pool. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “Equity” tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. Normally, CLOs are privately offered and sold, and thus are not registered under the securities laws.
CLOs themselves, and the loan obligations underlying the CLOs, are typically subject to certain restrictions on transfer and sale, potentially making them less liquid than other types of securities. Additionally, when a Portfolio purchases a newly issued CLO directly from the issuer (rather than from the secondary market), there will be a delayed settlement period, during which time, the liquidity of the CLO may be further reduced. During periods of limited liquidity and higher price volatility, a Portfolio’s ability to acquire or dispose of CLOs at a price and time a Portfolio deems advantageous may be severely impaired. CLOs are generally considered to be long-term investments and there is no guarantee that an active secondary market will exist or be maintained for any given CLO. CLOs are typically structured such that, after a specified period of time, the majority investor in the equity tranche can call (i.e., redeem) the security in full. A Portfolio may not be able to accurately predict when or which of its CLO investments will be called, resulting in a Portfolio having to reinvest the proceeds in unfavorable circumstances, resulting in a decline in a Portfolio’s income. As interest rates decrease, issuers of the underlying loan obligations may refinance any floating rate loans, which will result in a reduction in the principal value of the CLO’s portfolio and requiring a Portfolio to reinvest cash at an inopportune time. Conversely, as interest rates rise, borrowers with floating rate loans may experience difficulty in making payments, resulting in delinquencies and defaults, which will result in a reduction in cash flow to the CLO and the CLO’s investors.
Privately Issued Mortgage-Related Securities. Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Portfolios’ quality standards. Securities issued by certain private organizations may not be readily marketable.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool. The Portfolios’ investments in privately issued mortgage-related securities may be backed by subprime mortgage loans.
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The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. A decline in real property values across the United States may exacerbate the level of losses that investors in privately issued mortgage-related securities have experienced. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held by a Portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
A Portfolio may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Portfolio) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Portfolio) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolios’ industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Adviser takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, privately issued mortgage-related securities are not subject to a Portfolio’s industry concentration restrictions. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Commercial Mortgage-Backed Securities. A Portfolio may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including office properties, retail properties, hotels, industrial mixed use properties or multi-family apartment buildings. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, a Portfolio may invest in any combination of mortgage-related interest-only or principal-only debt.
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Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Therefore, these loans may react differently than traditional home loans to market events.
Credit Risk Transfer Securities. A Portfolio may invest in credit risk transfer securities (“CRTs”), which are unguaranteed and unsecured fixed or floating rate general obligations that are commonly issued by government sponsored enterprises (“GSE”), such as Ginnie Mae, Fannie Mae, and Freddie Mac. CRTs are typically issued at par and have stated final maturities. GSE CRTs are typically structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a pool of residential mortgage loans acquired by the GSE. The issuing GSE selects the pool of mortgage loans based on that GSE’s eligibility criteria and the performance of the CRTs will be directly affected by the selection of such underlying mortgage loans.
GSE CRTs are not directly linked to or backed by the underlying mortgage loans. Therefore, although the payment of principal and interest on such securities is tied to the performance of the pool of underlying mortgage loans, the actual cash flow from the underlying mortgage loans will not be paid or otherwise made available to the holders of the securities and the holders of the securities will have no interest in the underlying mortgage loans. As a result, in the event that a GSE fails to pay principal or interest on its CRTs or goes through a bankruptcy, insolvency or similar proceeding, holders of such CRTs will have no direct recourse to the underlying mortgage loans. Such holders will receive recovery on par with other unsecured note holders (agency debentures) in such a scenario.
GSE CRTs are typically issued in multiple tranches, which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranches. Each tranche will have credit exposure to underlying mortgage loans and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the underlying mortgage loans, any prepayments by borrowers and any removals of a mortgage loan from the pool. Because credit risk exposure is allocated in accordance with the seniority of the particular tranche, principal losses will be first allocated to the most junior or subordinate tranches, thus making the most subordinate tranches subject to increased sensitivity to dramatic housing downturns. In addition, many CRTs have collateral performance triggers (such as those based on credit enhancement, delinquencies or defaults) that could shut off principal payments to subordinate tranches.
The risks associated with an investment in GSE CRTs will be different than the risks associated with an investment in mortgage-backed securities issued by GSEs, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans in GSE CRTs is transferred to investors, such as the Portfolio. As a result, investors in GSE CRTs could lose some or all of their investment in these securities if the underlying mortgage loans default.
A Portfolio may also invest in CRTs issued by private entities, such as banks or other financial institutions. CRTs issued by private entities are structured similarly to those issued by GSEs and are generally subject to the same types of risks, including credit, prepayment, extension, interest rate, and market risks.
Adjustable Rate Mortgage-Backed Securities. A Portfolio may invest in adjustable rate mortgage-backed securities (“ARMBS”), which have interest rates that reset at periodic intervals. Acquiring ARMBS permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBS are based. Such ARMBS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBS,
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however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBS behave more like fixed-income securities and less like adjustable rate securities and are subject to the risks associated with fixed-income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Other Types of Pass-Through Securities. The Portfolios also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield securities discussed in this SAI and in the Portfolios’ Prospectuses may apply.
Investment Company Securities
From time to time, a Portfolio may invest in securities of other investment companies, subject to the provisions of the 1940 Act or as otherwise permitted by the SEC. Section 12(d)(1) of the 1940 Act prohibits a Portfolio from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a Portfolio’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other investment company’s voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent a Portfolio is an underlying fund in a fund of funds managed by the Adviser, the Portfolio may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). A Portfolio may invest in other investment companies beyond these statutory limits to the extent the Portfolio abides by certain conditions of Rule 12d1-4 under the 1940 Act. A Portfolio may invest its cash holdings in affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provision of the 1940 Act that governs the operation of money market funds as part of a cash sweep program. A Portfolio may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder.
To the extent a Portfolio invests in money market funds or other funds, such Portfolio will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, to the extent that the Adviser serves as the investment adviser to Janus Henderson underlying funds or investment vehicles in which a Portfolio may invest, the Adviser may have conflicting interests in fulfilling its fiduciary duties to both the Portfolio and the underlying funds or investment vehicles. Money market funds are open-end registered investment companies. Money market funds that meet the definition of a retail money market fund or government money market fund generally compute their price per share using the amortized cost method of valuation to seek to maintain a stable $1.00 price per share, and money market funds that do not meet the definitions of a retail money market fund or government money market fund transact at a floating NAV per share (similar to all other non-money market mutual funds). Money market funds may impose liquidity fees because of market conditions or other factors. Amendments to money market fund regulation could impact the trading and value of money market instruments, which may negatively affect a Portfolio’s return potential.
Investment companies may include index-based investments such as exchange-traded funds (“ETFs”) that hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
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As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of ETFs and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an ETF or closed-end fund decreases below the price that a Portfolio paid for the shares and the Portfolio were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Portfolio would experience a loss.
Exchange-Traded Notes
Certain Portfolios may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Portfolio’s total return. A Portfolio may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, the Adviser will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Portfolio would be in line to receive repayment of its investment before certain of the company’s other creditors. When a Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Portfolio’s right to redeem its investment in an ETN, which are meant to be held until maturity. A Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.
Equity-Linked Notes
An equity-linked note (“ELN”) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “underlying equity”). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an underlying equity. Certain Portfolios may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter (“OTC”) markets, including securities eligible for resale pursuant to Rule 144A under the 1933 Act. Certain Portfolios may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). Certain Portfolios may or may not hold an ELN until its maturity.
Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.
Depositary Receipts
Each Portfolio may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.
Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios’ Prospectuses, as applicable.
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U.S. Government Securities
To the extent permitted by its investment objective and policies, each Portfolio may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Portfolio may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Portfolio may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.
Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.
Inflation-Linked Securities
A Portfolio may invest in inflation-linked securities, including Treasury Inflation-Protected Securities (also known as TIPS), municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. TIPS are inflation-linked bonds issued by the U.S. Government. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.
Inflation-linked bonds are fixed-income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds.
Inflation-linked bonds normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Portfolio.
In the case of TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed. When TIPS mature, the holder is paid the adjusted principal or original principal, whichever is greater. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value or maturity amount of the inflation-linked bond repaid at maturity may be less than the original principal.
Municipal Obligations
The Portfolios may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which a Portfolio may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), and private activity bonds. In addition, a Portfolio may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.
The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s
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current financial obligations, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.
A Portfolio may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Portfolio would hold the longer-term security, which could experience substantially more volatility.
Each Portfolio expects to invest less than 50% of its total assets in tax-exempt municipal bonds. As a result, the Portfolios do not expect to be eligible to pay exempt interest dividends to shareholders and interest on municipal bonds will be taxable to shareholders when received as a distribution from a Portfolio.
When-Issued, Delayed Delivery, and Forward Commitment Transactions
A Portfolio may enter into “to be announced” or “TBA” commitments and may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These securities may include Cornerstone IPOs. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value but does not pay for the securities until they are received. If the other party to a transaction fails to deliver the securities, a Portfolio could miss a favorable price or yield opportunity. If a Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.
Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) include certain mandatory margin requirements for TBA commitments and other forward setting agency mortgage-backed securities, which may require a Portfolio to post collateral under certain circumstances. These collateral requirements may increase costs associated with a Portfolio’s participation in the TBA and agency mortgage-backed securities market.
Sale-Buybacks. Certain Portfolios may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Portfolio’s repurchase of the underlying security. Such Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security.
Variable and Floating Rate Obligations
These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities may be relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
In order to most effectively use these investments, portfolio management must correctly assess probable movements in interest rates. If portfolio management incorrectly forecasts such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.
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Other Securities
Other types of securities that the Portfolios may purchase include, but are not limited to, the following:
Inverse Floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Portfolio will invest more than 5% of its assets in inverse floaters. If movements in interest rates are incorrectly anticipated, a Portfolio could lose money, or its NAV could decline by the use of inverse floaters.
Standby Commitments. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.
The Portfolios will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.
Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives
Within the parameters of its specific investment policies, each Portfolio may invest in publicly traded REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Portfolio may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in publicly traded REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Portfolio’s investment in publicly traded REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, publicly traded REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Publicly traded REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in publicly traded REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the publicly traded REITs. In addition, publicly traded REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase and Reverse Repurchase Agreements
In a repurchase agreement, a Portfolio purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security.
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In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Portfolio’s collateral focuses in one or more sectors, such as banks and financial services, the Portfolio is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven calendar days are subject to the 15% limit on illiquid investments that are assets. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. There is no guarantee that the Adviser’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Portfolio to additional risk regardless of the creditworthiness of the parties involved in the transaction.
Reverse repurchase agreements are transactions in which a Portfolio sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Portfolios will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.
Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio’s holdings. A Portfolio will enter into reverse repurchase agreements only with parties that the Adviser deems creditworthy. A Portfolio will limit its investments in reverse repurchase agreements to one-third or less of its total assets.
Callable Securities
Certain Portfolios may invest in callable securities. Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called only in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that a Portfolio will receive higher yields or a call premium on an investment in callable securities.
The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date. As a result, securities with call protection generally cost more than similar securities without call protection. Call protection will make a callable security more similar to a long-term debt security, resulting in an associated increase in the callable security’s interest rate sensitivity.
Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, a Portfolio will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.
Mortgage Dollar Rolls
Certain Portfolios may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, a Portfolio sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Portfolio generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a
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similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
Under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Portfolio foregoes principal and interest paid on the mortgage-backed security. A Portfolio is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.
Successful use of mortgage dollar rolls depends on a Portfolio’s ability to predict mortgage supply dynamics, mortgage prepayments, and short-term Federal Reserve interest rate policy. Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price.
Loans
Certain Portfolios may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. Commercial loans will comprise no more than 20% of Flexible Bond Portfolio’s or Balanced Portfolio’s total assets and no more than 5% of Global Technology and Innovation Portfolio’s total assets. The loans in which a Portfolio may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of a Portfolio’s bank loan investments may be deemed illiquid and therefore would be subject to the Portfolio’s limit of investing up to 15% of its net assets in illiquid investments that are assets, when combined with the Portfolio’s other illiquid investments.
Bank Loans. Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Portfolios generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. A Portfolio may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent a Portfolio invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Some bank loans may be purchased on a “when-issued” basis.
When a Portfolio purchases an assignment, the Portfolio generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Portfolio under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Portfolio may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.
If a Portfolio purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Portfolio may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Portfolio may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Portfolio to receive scheduled interest or principal payments may adversely affect the income of the Portfolio and may likely reduce the value of its assets, which would be reflected by a reduction in the Portfolio’s NAV.
The borrower of a loan in which a Portfolio holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Portfolio realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Portfolio.
Bank Obligations. Bank obligations in which the Portfolios may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank
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for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.
Corporate Loans. The Portfolios may invest in corporate loans. Corporate loans have the most senior position in a borrower’s capital structure or share the senior position with other senior debt securities of the borrower (“Corporate Loans”). This capital structure position generally gives holders of Corporate Loans a priority claim on some or all of the borrower’s assets in the event of default. Most of a Portfolio’s Corporate Loans investments will be secured by specific assets of the borrower. Corporate Loans also have contractual terms designed to protect lenders. Each applicable Portfolio generally acquires Corporate Loans of borrowers that, in the Adviser’s judgment, can make timely payments on their Corporate Loans and that satisfy other credit standards established by the Adviser. Nevertheless, investing in Corporate Loans does involve investment risk, and some borrowers default on their loan payments. A Portfolio attempts to manage these risks through careful analyses and monitoring of borrowers.
There is less readily available, reliable information about most Corporate Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities, and thus the Adviser relies primarily on its own evaluation of borrower credit quality rather on any available independent source. As a result, each Portfolio is particularly dependent on the analytical abilities of the Adviser.
Corporate Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Corporate Loans. In addition, transactions in Corporate Loans may settle on a delayed basis. As a result, the proceeds from the sale of Corporate Loans may not be readily available to make additional investments or to meet a Portfolio’s redemption obligations. The market for Corporate Loans, if any, could be disrupted in the event of an economic downturn or a substantial increase or decrease in the interest rates. However, many Corporate Loans are of a large principal amount and are held by a large number of owners. In the opinion of the Adviser this should enhance their liquidity.
A Portfolio may acquire Corporate Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Corporate Loans issued in highly leveraged transactions. The Portfolios may even acquire and retain Corporate Loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of Corporate Loans, the Adviser believes that a Portfolio is more likely to recover more of its investment in a defaulted Corporate Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Corporate Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. Uncollateralized Corporate Loans involve a greater risk of loss.
Floating Rate Loans. A Portfolio may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, a Portfolio relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Portfolio, and the agent may determine to waive certain covenants contained in the loan agreement that the Portfolio would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Portfolio may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.
Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, the prime rate offered by one or more major U.S. banks (“Prime Rate”), or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset
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periods may increase fluctuations in a Portfolio’s NAV as a result of changes in interest rates. A Portfolio may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.
While the Portfolios generally expect to invest in fully funded term loans, certain of the loans in which the Portfolios may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, a Portfolio would need to maintain assets sufficient to meet its contractual obligations. In cases where a Portfolio invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Portfolio will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to a Portfolio than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require a Portfolio to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, a Portfolio may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.
Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolios may receive fees such as covenant waiver fees or prepayment penalty fees. A Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.
The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, a Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Corporate Bonds. Corporate bonds are debt obligations issued by corporations, institutions and other business entities.
Typically, the debt is issued for the purpose of borrowing money, often to help the corporation develop a new product or service, to expand into a new market, or to buy another company. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder.
Corporate bonds are subject to interest rate risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation’s performance, and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk. Corporate bonds are also subject to credit risk. As with other types of bonds, the issuer promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends both on market conditions and on the financial health of the corporation issuing the bonds; a company whose credit rating is not strong will have to offer a higher interest rate to obtain buyers for its bonds. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of a corporate bond may also be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage, and demand for the issuer’s goods and services. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.
Confidential Information. With respect to certain loan transactions, a Portfolio may determine not to receive confidential information. Such a decision may place the Portfolio at a disadvantage relative to other investors in loans who determine to receive confidential information, as the Portfolio may be limited in its available investments or unable to make accurate assessments related to certain investments.
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In cases where the Adviser receives material, nonpublic information about the issuers of loans that may be held in a Portfolio’s holdings, the Adviser’s ability to trade in these loans for the account of the Portfolio could potentially be limited by its possession of such information, to the extent necessary to comply with certain regulatory restrictions. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on a Portfolio by, for example, preventing the Portfolio from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In addition, because a Portfolio becomes a creditor of an issuer when holding a bond, the Adviser may from time to time participate on creditor committees on behalf of the Portfolios. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose the Adviser or a Portfolio to material non-public information of the issuer, restricting such Portfolio’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Portfolios to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Portfolios to expenses such as legal fees. The Adviser will only participate on creditor committees on behalf of a Portfolio when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce a Portfolio’s rights as a creditor.
High-Yield Bonds
To the extent a Portfolio invests in high-yield bonds (also known as “junk” bonds), under normal circumstances, each of the Portfolios indicated will limit its investments in such bonds to 35% or less of its net assets (Flexible Bond Portfolio, Global Research Portfolio, Overseas Portfolio, Enterprise Portfolio, Forty Portfolio, Research Portfolio, and Global Technology and Innovation Portfolio), 20% or less of its net assets (Mid Cap Value Portfolio) or 35% or less of the fixed-income portion of its net assets (Balanced Portfolio). Global Sustainable Equity Portfolio does not intend to invest in high-yield bonds.
Lower rated bonds, which are considered speculative, involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio could expect a decline in the market value of the bonds so affected.
A Portfolio may also invest in unrated bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated high-yield bonds will be included in each Portfolio’s limit, as applicable, on investments in bonds rated below investment grade unless portfolio management deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating and may issue unrated securities. Portfolio management will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.
The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.
Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.
Defaulted Securities
A Portfolio may hold defaulted securities if portfolio management believes, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio’s limit on investments in bonds rated below investment grade. Notwithstanding portfolio management’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:
Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.
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Disposition of Portfolio Securities. Although the Portfolios generally will purchase securities for which portfolio management expects an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that portfolio management believes could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit a Portfolio’s ability to readily dispose of securities to meet redemptions.
Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.
Derivative Instruments
Certain Portfolios may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolios may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts (including TBA commitments), structured investments, and other equity-linked derivatives. The Portfolios may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for a Portfolio to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.
A Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolios may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly. A Portfolio’s ability to use derivative instruments may also be limited by tax considerations (see “Income Dividends, Capital Gains Distributions, and Tax Status”).
Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:
Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.
Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Portfolio creates leverage by investing in instruments where the investment loss can exceed the original amount invested. The use of investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect on a Portfolio.
Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.
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In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolios may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.
Government Regulation of Derivatives.  Rule 18f-4 under the 1940 Act governs the Portfolios’ use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Portfolios. Rule 18f-4 permits the Portfolios to enter into derivatives and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Portfolios, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives transactions and certain financial instruments.
Pursuant to Rule 18f-4, the Portfolios have adopted and implemented a derivatives risk management program (“DRMP”) designed to identify, assess, and reasonably manage the risks associated with derivatives and certain other transactions. Under the DRMP, the Portfolios are required to comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Trustees, and who periodically reviews the DRMP and reports to the Trustees. While the Portfolios are not required to segregate assets to cover derivatives transactions and certain financial instruments pursuant to Rule 18f-4, the Portfolios will continue to do so for other instruments as required under applicable federal securities laws.
In addition, the SEC, the Commodity Futures Trading Commission (“CFTC”), and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments may limit or prevent the Portfolios from using these instruments effectively as a part of their investment strategies, and could adversely affect a Portfolio’s ability to achieve its investment objective. The Portfolios will continue to monitor developments in the area, particularly to the extent regulatory changes affect the ability to enter into derivative transactions. New requirements, even if not directly applicable to the Portfolios, may increase the cost of the Portfolios’ investments and cost of doing business.
Futures Contracts. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the policies of a Portfolio and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. A public market exists in futures contracts covering a number of indices as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500®; the S&P Midcap 400®; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; the SOFR interest rate; the Euro Bund; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.
U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
Neither the CFTC, National Futures Association (“NFA”), SEC, nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Portfolio’s investments in foreign futures transactions may not be provided the same protections in respect of transactions on U.S. exchanges. In particular, a Portfolio that trades foreign futures contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), the CFTC’s regulations and the rules of the NFA and any domestic exchange,
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including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, such Portfolio may not have the protection of the U.S. securities laws.
The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Portfolios. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Portfolio’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM’s other customers. The Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business.
The Portfolios may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Portfolio may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company’s stock. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company’s stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.
If portfolio management expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Portfolio’s interest rate futures contract would increase, thereby keeping the NAV of that Portfolio from declining as much as it may have otherwise. If, on the other hand, portfolio management expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If portfolio management’s view about the direction of interest rates is incorrect, that Portfolio may incur a loss as the result of investments in interest rate futures.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by portfolio management still may not result in a successful use of futures.
Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Portfolios. A Portfolio’s performance could be worse than if the Portfolio had not used such instruments. For example, if a Portfolio has hedged
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against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as portfolio management must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio’s current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio’s other investments.
There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions.
Regulation of Commodity Interests – The Adviser has filed a notice of eligibility for exemption from the definition of the term “commodity pool operator” with respect to the Portfolios in accordance with Rule 4.5 of the Commodity Exchange Act and, therefore, the Adviser is not subject to regulation as a commodity pool operator under the Commodity Exchange Act with respect to the Portfolios.
The Portfolios may enter into futures contracts and related options as permitted under Rule 4.5. The Adviser will become subject to increased CFTC regulation if a Portfolio invests more than a prescribed level of its assets in such instruments, or if a Portfolio markets itself as providing investment exposure to these instruments. If a Portfolio cannot meet the requirements of Rule 4.5, the Adviser and such Portfolio would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase a Portfolio’s expenses, which could negatively impact the Portfolio’s returns. The Adviser is registered as a commodity pool operator in connection with the operation of one or more other Janus Henderson mutual funds which do not qualify for the Rule 4.5 exemption.
Options on Futures Contracts. The Portfolios may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio’s holdings. The writing of a put option
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on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.
The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.
Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.
The following discussion summarizes the Portfolios’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position hedge”) or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if portfolio management believes there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, a Portfolio may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio.
These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio’s currency exposure from one foreign currency to another removes that Portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if portfolio management’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Portfolio to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.
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At the maturity of a currency or cross currency forward, a Portfolio may exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Portfolio may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract. A Portfolio may also enter into forward currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities.
Forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes. However, these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
As a result of current or future regulation, a Portfolio’s ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.
Options on Foreign Currencies. The Portfolios may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.
The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.
The Portfolios may write covered call options on foreign currencies. A covered call option is an option in which a Portfolio in return for a premium, gives another party a right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract.
The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is
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denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered.
Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to a reference rate, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in a reference rate, to which many interest rate swaps and fixed-income instruments are linked.
Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges (“Exchanges”), such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.
Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.
Options on Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase
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directly. The Portfolios may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.
A Portfolio would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and portfolio management believes that writing the option would achieve the desired hedge.
The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.
The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.
A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.
An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Portfolio may not be able to effect closing transactions in particular options and that Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by an Exchange on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price
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movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.
A Portfolio may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.
Options on Securities Indices. The Portfolios may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.
Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.
Options on Non-U.S. Securities Indices. The Portfolios may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Portfolios may also purchase and write OTC options on foreign securities indices.
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The Portfolios may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Portfolios may also use foreign securities index options for bona fide hedging and non-hedging purposes.
Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolios generally will only purchase or write such an option if the Adviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolios will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.
Price movements in a Portfolio’s holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, portfolio management may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.
In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.
Other Options. In addition to the option strategies described above and in the Prospectuses, a Portfolio may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. A Portfolio may use exotic options to the extent that they are consistent with the Portfolio’s investment objective and investment policies, and applicable regulations.
The Portfolios may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.
Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow a Portfolio to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.
Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.
Swaps and Swap-Related Products. The Portfolios may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps (including fixed-income total return swaps); equity swaps; interest rate swaps; caps and floors; commodity swaps; credit default swaps, including index credit default swaps (“CDX”), single-name credit default swaps (“CDS”), and other event-linked swaps; swap agreements on security or commodity indices; swaps on ETFs; and currency swaps (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). To the extent a Portfolio may invest in foreign currency-denominated securities, it also may invest in
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currency exchange rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Portfolio may enter into swap agreements in an attempt to gain exposure to the issuers making up an index of securities in a market without actually purchasing those securities, or to hedge a position. Certain swaps, such as total return swaps, may add leverage to a Portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Portfolio. The Portfolios will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). There is no limit on the number of total return, equity, or interest rate swap transactions that may be entered into by a Portfolio. A Portfolio may buy and sell (i.e., write) caps and floors without limitation.
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors, however, have lower overall liquidity than swaps. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap.
Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If there is a default by the other party to such a transaction, the Portfolio normally will have contractual remedies pursuant to the agreements related to the transaction, and the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty, and the risk of loss, under documentation currently used in those markets, is limited to the net amount of the payments that the Portfolio is contractually obligated to make.
Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires a Portfolio to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Some types of swaps are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Portfolio.
A Portfolio normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by the Adviser. The Adviser’s guidelines may be adjusted in accordance with market conditions. The Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization (“NRSRO”) will meet the Adviser’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.
Credit Default Swaps. A Portfolio may enter into various types of credit default swap agreements, including OTC credit default swap agreements. Except as follows, each Portfolio’s gross notional exposure to credit default swap agreements may not exceed 10% of the Portfolio’s net assets. Flexible Bond Portfolio and Balanced Portfolio may invest without limit in credit default swap agreements.
A Portfolio may be either a buyer or seller in a credit default swap transaction. As a buyer, the Portfolio makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for the seller taking on the risk of default of a reference obligation. If a credit event occurs for the reference obligation, the Portfolio would cease making premium payments and it would deliver defaulted bonds to the seller. In return, the seller would pay a contingent payment to the buyer of either (i) the “face amount” of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the face amount and the current market value of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date.
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As a seller, the Portfolio will receive premium payments from the buyer in exchange for taking the risk of default of the reference obligation. If a credit event occurs, the buyer would cease to make premium payments to the Portfolio and deliver the reference obligation to the Portfolio. In return, the Portfolio would pay the notional value of the reference obligation to the buyer. The value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the contingent payment that it makes to the buyer, resulting in a loss of value to the Portfolio.
Credit default swap agreements may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk.
A Portfolio may invest in funded (notional value of contract paid up front) CDX or other similarly structured products. CDX are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDX is normally subject to liquidity in the secured loan and credit derivatives markets.
A portfolio investing in CDX is only permitted to take long positions in these instruments. A portfolio holding a long position in CDX typically receives income from principal or interest paid on the underlying securities. A portfolio also indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the portfolio. By investing in CDX, a portfolio could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.
Single-name credit default swaps. A CDS enables a Portfolio to buy or sell protection against a credit event of a specific issuer, gain exposure to a specific issuer without owning the underlying security, or increase the Portfolio’s total return. As a buyer of credit protection, a Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Portfolio as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, a Portfolio would have spent the stream of payments and potentially received no benefit from the contract. If a Portfolio is the seller of credit protection against a particular security, the Portfolio would receive an up-front or periodic payment to compensate against potential credit events. A Portfolio as a seller of a single-name credit default swap could experience losses if portfolio management does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
In addition to the risks applicable to derivatives generally, single-name credit default swaps involve special risks because such securities may be difficult to value, are susceptible to liquidity and credit risk, and with respect to purchased protection, generally pay a return to the Portfolio only in the event of a credit event such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). With respect to illiquidity, if a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible for a Portfolio to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. The risks for cleared credit default swaps may be lower than for uncleared credit default swaps because, to the extent such a trading market is available. The counterparty is a clearinghouse. However, there is no assurance that a clearinghouse or its members will satisfy their obligations. In addition, unlike a CDX, a CDS does not have the benefit of diversification across many issuers.
Options on Swap Contracts. Certain Portfolios may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.
Synthetic Equity Swaps. A Portfolio may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on a reference rate or other variable interest rate based on the notional
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amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and a Portfolio will either pay or receive the net amount. A Portfolio will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.
Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.
Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Portfolio’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.
Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Portfolio’s ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. Accordingly, the Portfolios may treat such instruments as illiquid investments.
Regulatory Changes and Market Events and Risks.  Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Portfolios or the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Portfolios’ abilities to achieve their investment objectives or otherwise adversely impact an investment in the Portfolios. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.
Economic downturns can prompt various economic, legal, budgetary, tax, and regulatory reforms across the globe. In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed-income markets, and an unusually high degree of volatility, both domestically and internationally. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took a number of unprecedented steps designed to support the financial markets, which provided for widespread regulation of the financial industry, including expanded federal oversight in the financial sector. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other future government interventions into the economy and financial markets may not work as intended.
Policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. For example, some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies. The rise in protectionist trade policies, with potential changes to some international trade agreements, may affect the global economy in ways that cannot be presently foreseen.
The value and liquidity of a Portfolio’s holdings are also generally subject to the risk of significant future local, national, or global economic or political disruptions or slowdowns in the markets in which a Portfolio invests, especially given that the
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economies and financial markets throughout the world are becoming increasingly interconnected and reliant on each other. In the event of such an occurrence, the issuers of securities held by a Portfolio may experience significant declines in the value of their assets and even cease operations, or may require government assistance that is contingent on increased restrictions on their business operations or their government interventions. In addition, it is not certain that the U.S. government or foreign governments will intervene in response to a future market disruption and the effect of any such future intervention cannot be predicted.
Widespread disease, including pandemics and epidemics, and natural or environmental disasters, including those which may be attributable to global climate change, such as earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events, conflicts, or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. These disruptions could prevent a Portfolio from executing advantageous investment decisions in a timely manner and negatively impact a Portfolio’s ability to achieve its investment objective(s). Any such event(s) could have a significant adverse impact on the value of a Portfolio. In addition, these disruptions could also impair the information technology and other operational systems upon which the Portfolios’ service providers, including the Adviser, rely, and could otherwise disrupt the ability of employees of the Portfolios’ service providers to perform essential tasks on behalf of the Portfolios.

Portfolio Turnover
The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Portfolio during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Portfolio were replaced once during the fiscal year. A Portfolio cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of a Portfolio’s investments, and the investment style and/or outlook of portfolio management, or due to a restructuring of a Portfolio’s holdings as a result of a change in portfolio management. A Portfolio’s portfolio turnover rate may be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in Portfolio performance. The following table summarizes the portfolio turnover rates for the Portfolios for the last two fiscal years, unless otherwise noted.
Portfolio Name	Portfolio Turnover Rate for the fiscal year ended December 31, 2024	Portfolio Turnover Rate for the fiscal year ended December 31, 2023
Fixed Income
Flexible Bond Portfolio	188%	203%
Global & International
Global Research Portfolio	31%	25%
Global Sustainable Equity Portfolio	42%	17%
Overseas Portfolio	39%	30%
Growth & Core
Balanced Portfolio	83%	97%
Enterprise Portfolio	14%	13%
Forty Portfolio	36%	36%
Research Portfolio	27%	27%
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Portfolio Name	Portfolio Turnover Rate for the fiscal year ended December 31, 2024	Portfolio Turnover Rate for the fiscal year ended December 31, 2023
Specialty Equity
Global Technology and Innovation Portfolio	35%	41%
Value
Mid Cap Value Portfolio	42%	47%

Portfolio Holdings Disclosure Policies and Procedures
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Adviser and the series of the Trust (the “Janus Henderson funds”) are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios’ holdings. The following describes such policies and procedures with respect to disclosure of portfolio holdings.
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Full Holdings. A schedule of each Portfolio’s holdings, consisting of at least the names of the holdings, is generally available on a monthly basis with a 30-day lag and is posted under Full Holdings for each Portfolio at janushenderson.com/VIT. A complete schedule of each Portfolio’s holdings is also available in the annual and semiannual financial statements located in Form N-CSR and, after the first and third fiscal quarters, in Form N-PORT. Information reported in Form N-CSR and in Form N-PORT will be made publicly available within 70 and 60 days, respectively, after the end of the respective fiscal quarter. Each Portfolio’s Form N-CSR and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.
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Top Holdings. Each Portfolio’s top portfolio holdings, in order of position size and as a percentage of a Portfolio’s total portfolio, are available monthly with a 15-day lag.
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Other Information. Each Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag. Top/bottom equity securities and/or fixed-income issuers ranked by performance attribution, including the percentage attribution to Portfolio performance, average Portfolio weighting, and other relevant data points, may be provided monthly with a 15-day lag.
The Adviser may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus Henderson funds.
The Janus Henderson funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus Henderson funds, the Adviser, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the portfolios’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by the Adviser, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus Henderson fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus Henderson fund and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in portfolio shares.
Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by the head of the applicable investment unit or a delegate, in consultation with the Portfolios’ Chief Compliance Officer (the “Portfolios’ CCO”) or a delegate, that a Janus Henderson fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the head of the applicable investment unit or a delegate, in consultation with the Portfolios’ CCO, or a delegate, is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Portfolios’ CCO reports to the Janus Henderson funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.
Under extraordinary circumstances, the head of the applicable investment unit or a delegate, in consultation with the Portfolios’ CCO, or a delegate, has the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund
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Holdings Disclosure Policies and Procedures when in the best interest of the Janus Henderson funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus Henderson funds shall be pre-approved by the head of the applicable investment unit or a delegate, in consultation with the Portfolios’ CCO or a delegate.
To the best knowledge of the Janus Henderson funds, as of April 28, 2025, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or the Adviser, receive or have access to nonpublic portfolio holdings information, which may include the full holdings of a fund.
Name	Frequency	Lag Time
Acuity Knowledge Partners (UK) Limited	As needed	1 day or more
Adviser Compliance Associates, LLC	As needed	Current
Alpha Financial Markets Consulting	Monthly	Current
Barclays Risk Analytics and Index Solutions Limited	Daily	Current
Barra, Inc.	Daily	Current
Bloomberg Finance L.P.	Daily	Current
BDO India LLP	As needed	Current
Boosted.ai	Daily	Current
Boston Financial Data Services, Inc.	As needed	Current
BNP Paribas Fund Services LLC	Daily	Current
BNP Paribas New York Branch	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Paribas Securities Services	Daily	Current
BNP Securities Corp.	Daily	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
Command Financial Press Corporation	As needed	2 days
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems LLC	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young Global Limited	Semiannually	1-2 days
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Fintech SISU LLC	Daily	Current
FIS Financial Systems LLC – Wall Street Concepts (WSC)	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
HedgeFacts	Weekly	7 days
HeterMedia Services Limited	Monthly	Current
IHS Markit	Daily	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
Interactive Data (Europe) Limited	Quarterly	10 days
Interactive Data Pricing and Reference Data LLC	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
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Name	Frequency	Lag Time
JPMorgan Chase Bank, National Association	Daily	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Markit EDM Limited	Daily	Current
Markit Group Limited	Daily	Current
Merrill Communications LLC	Quarterly	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Nasdaq Inc.	Daily	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days
RR Donnelley and Sons Company	Daily	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
Seismic Software, Inc.	Quarterly	7 days
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
SPI Global Content Holding PTE. LTD	Daily	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
The Ohio National Life Insurance Company	As needed	Current
Thomson Reuters (Markets) LLC	Daily	Current
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
Wachovia Securities LLC	As needed	Current
Wilshire Associates Incorporated	As needed	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the portfolios may receive nonpublic portfolio holdings information. Under no circumstance does the Adviser, a Janus Henderson mutual fund, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.
The Adviser manages other accounts such as separately managed accounts, other pooled investment vehicles, registered investment companies, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Janus Henderson funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Portfolios’ holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Portfolios’ holdings disclosure policies.
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Investment adviser

Investment Adviser – Janus Henderson Investors US LLC
As stated in the Prospectuses, each Portfolio has an Investment Advisory Agreement (“Advisory Agreement”) with Janus Henderson Investors US LLC (the “Adviser”), 151 Detroit Street, Denver, Colorado 80206-4805. The Adviser is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”). Janus Henderson US (Holdings) Inc., the direct parent of the Adviser, completed a strategic combination with Henderson Group plc on May 30, 2017 to form JHG, doing business as Janus Henderson Investors.
Each Portfolio’s Advisory Agreement continues in effect from year to year, so long as such continuance is approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Trustees of the Trust (the “Trustees”) or the affirmative vote of a majority of the outstanding voting securities of each Portfolio. Each Advisory Agreement: (i) may be terminated, without the payment of any penalty, by the Trustees, or the vote of at least a majority of the outstanding voting securities of a Portfolio, or the Adviser, on at least 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Portfolio.
Each Advisory Agreement provides that the Adviser will furnish continuous advice and recommendations concerning the Portfolios’ investments, provide office space for the Portfolios, and certain other advisory-related services. Each Portfolio pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of the Trustees, other costs of complying with applicable laws regulating the sale of Portfolio shares, compensation to the Portfolios’ transfer agent, and other costs, including shareholder servicing costs.
In rendering investment advisory services to Global Sustainable Equity Portfolio, the Adviser may use the services provided by its foreign (non-U.S.) affiliates, Janus Henderson Investors (Jersey) Limited and Janus Henderson Investors UK Limited (collectively, “JHIUKL”). One or more Janus Henderson employees, acting for JHIUKL, may provide services to the Portfolio through a “participating affiliate” arrangement, as that term is used in guidance issued by SEC staff (the “Staff”) allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, Janus Henderson employees, acting for JHIUKL, are considered “associated persons” of the Adviser (as that term is defined in the Investment Advisers Act of 1940, as amended) and in this capacity, such Janus Henderson employees, acting for JHIUKL, are subject to supervision of the Adviser and may provide portfolio management, research, and other services to the Portfolio. The responsibilities of both the Adviser and JHIUKL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.
The Adviser also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Portfolios, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Portfolio documents, and other services for which the Portfolios reimburse the Adviser for its out-of-pocket costs. Each Portfolio also pays for some or all of the salaries, fees, and expenses of certain Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolios. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services that the Adviser provides to each Portfolio. Some expenses related to compensation payable to the Portfolios’ CCO and compliance staff are shared with the Portfolios.
Many of these costs vary from year to year which can make it difficult to predict the total impact to your Portfolio’s expense ratio, in particular during times of declining asset values of a Portfolio. Certain costs may be waived and/or reimbursed by the Adviser pursuant to an expense limitation agreement with a Portfolio.
A discussion regarding the basis for the Trustees’ approval of the Portfolios’ Advisory Agreements is included in each Portfolio’s financial statements located in Form N-CSR for the periods ending December 31 and June 30. You can request the Portfolios’ annual and semiannual financial statements, free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus Henderson representative at 1-877-335-2687. This information is also available, free of charge, at janushenderson.com/VIT.
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The Portfolios pay a monthly investment advisory fee to the Adviser for its services. The fee is based on the average daily net assets of each Portfolio for Portfolios with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Portfolios with this fee structure is shown below under “Average Daily Net Assets of the Portfolio.” Portfolios that pay a fee that may adjust up or down based on the Portfolio’s performance relative to its performance fee benchmark index (referred to in this section as the “benchmark index”) over the performance measurement period have “N/A” in the “Average Daily Net Assets of the Portfolio” column below. The following table also reflects the Portfolios’ contractual fixed-rate investment advisory fee rate for Portfolios with an annual fee based on average daily net assets and the “base fee” rate prior to any performance fee adjustment for Portfolios that have a performance fee structure.
Portfolio Name	Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fees/Base Fees (%) (annual rate)
Fixed Income
Flexible Bond Portfolio	First $300 Million Over $300 Million	0.55 0.45
Global & International
Global Research Portfolio	N/A	0.60
Global Sustainable Equity Portfolio	First $2 Billion Over $2 Billion	0.75 0.70
Overseas Portfolio	N/A	0.64
Growth & Core
Balanced Portfolio	All Asset Levels	0.55
Enterprise Portfolio	All Asset Levels	0.64
Forty Portfolio	N/A	0.64
Research Portfolio	N/A	0.64
Specialty Equity
Global Technology and Innovation Portfolio	All Asset Levels	0.64
Value
Mid Cap Value Portfolio	N/A	0.64

Performance-Based Investment Advisory Fee
Applies to Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio only
Each of Global Research Portfolio, Mid Cap Value Portfolio, Research Portfolio, Overseas Portfolio, and Forty Portfolio have implemented an investment advisory fee rate that adjusts up or down based upon each Portfolio’s performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period.
Under the performance-based fee structure, the investment advisory fee paid to the Adviser by each Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears.
The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Portfolio, depending upon the investment performance of the Portfolio relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark
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index. Because the Performance Adjustment is tied to a Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses, whereas a Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Portfolio.
The application of an expense limit, if any, will have a positive effect upon a Portfolio’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by the Adviser.
The investment performance of a Portfolio’s Service Shares (“Service Shares”) is used for purposes of calculating the Portfolio’s Performance Adjustment. After the Adviser determines whether a particular Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of that Portfolio’s benchmark index, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.
The Trustees may determine that a class of shares of a Portfolio other than Service Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law.
The Trustees may from time to time determine that another securities index for a Portfolio is a more appropriate benchmark index for purposes of evaluating the performance of that Portfolio. In that event, the Trustees may approve the substitution of a successor index for the Portfolio’s benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Portfolio’s performance compared to its former benchmark index. Any change to a particular Portfolio’s benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that, with respect to Portfolios that charge a performance fee, changing a Portfolio’s benchmark index used to calculate the performance fee will require shareholder approval. If there is a change in the Staff’s position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Portfolio’s benchmark index is appropriate.
Under certain circumstances, the Trustees may, without the prior approval of Portfolio shareholders, implement changes to the performance fee structure of a Portfolio as discussed above, subject to applicable law.
It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it will depend on the performance of each Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of each Portfolio.
If the average daily net assets of a Portfolio remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Portfolio had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Portfolio were increasing during the performance measurement period, the total performance fee paid,
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measured in dollars, would be more than if that Portfolio had not increased its net assets during the performance measurement period.
Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been shrinking. Assume its monthly Base Fee Rate was 1/12th of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.
The Base Fee Rate would be computed as follows:
$200 million x 0.60% ÷ 12 = $100,000
If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.
If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12th of 0.975% of $200 million.
If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12th of 0.225% of $200 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.975% in the case of outperformance, or approximately 1/12th of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Portfolio.
By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.
The Base Fee Rate would be computed as follows:
$800 million x 0.60% ÷ 12 = $400,000
If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:
$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.
If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12th of 0.694% of $800 million.
If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12th of 0.506% of $800 million.
Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.694% in the case of outperformance, or approximately 1/12th of 0.506% in the case of underperformance.
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The Base Fee Rate for each Portfolio and the Portfolio’s benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:
Portfolio Name	Benchmark Index	Base Fee Rate (%) (annual rate)
Global Research Portfolio	MSCI World Indexsm(1)	0.60
Mid Cap Value Portfolio	Russell Midcap® Value Index(2)	0.64
Research Portfolio	Russell 1000 Growth Index(3)	0.64
Overseas Portfolio	MSCI All Country World ex-USA Indexsm(4)	0.64
Forty Portfolio	Russell 1000 Growth Index(3)	0.64

(1)
The MSCI World Index is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region.
(2)
The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.
(3)
The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(4)
The MSCI All Country World ex-USA Index is designed to measure equity market performance in global developed and emerging markets outside the United States.
The following hypothetical examples illustrate the application of the Performance Adjustment for each Portfolio. The examples assume that the average daily net assets of the Portfolio remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Portfolio were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Portfolio as of the fiscal year ended December 31, 2024 are shown below:
Portfolio Name	Net Assets
Global Research Portfolio	$937,544,752
Mid Cap Value Portfolio	$116,815,624
Research Portfolio	$732,493,084
Overseas Portfolio	$658,214,402
Forty Portfolio	$1,186,246,614

Examples: Global Research Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the MSCI World Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 6.00%
If the Portfolio has outperformed the MSCI World Index by 6.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of 0.15%	1/12th of 0.75%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the MSCI World Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	0.00	1/12th of 0.60%
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Example 3: Portfolio Underperforms Its Benchmark Index By 6.00%
If the Portfolio has underperformed the MSCI World Index by 6.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.60%	1/12th of -0.15%	1/12th of 0.45%
Examples: Mid Cap Value Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the Russell Midcap Value Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 4.00%
If the Portfolio has outperformed the Russell Midcap Value Index by 4.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the Russell Midcap Value Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Portfolio Underperforms Its Benchmark Index By 4.00%
If the Portfolio has underperformed the Russell Midcap Value Index by 4.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Research Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the Russell 1000 Growth Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 5.00%
If the Portfolio has outperformed the Index by 5.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
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Example 3: Portfolio Underperforms Its Benchmark Index By 5.00%
If the Portfolio has underperformed the Index by 5.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Overseas Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the MSCI All Country World ex-USA Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 7.00%
If the Portfolio has outperformed the MSCI All Country World ex-USA Index by 7.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the MSCI All Country World ex-USA Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
Example 3: Portfolio Underperforms Its Benchmark Index By 7.00%
If the Portfolio has underperformed the MSCI All Country World ex-USA Index by 7.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%
Examples: Forty Portfolio
The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 8.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio’s Service Shares compared to the cumulative investment record of the Russell 1000 Growth Index.
Example 1: Portfolio Outperforms Its Benchmark Index By 8.50%
If the Portfolio has outperformed the Russell 1000 Growth Index by 8.50% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%
Example 2: Portfolio Performance Tracks Its Benchmark Index
If the Portfolio performance has tracked the performance of the Russell 1000 Growth Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%
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Example 3: Portfolio Underperforms Its Benchmark Index By 8.50%
If the Portfolio has underperformed the Russell 1000 Growth Index by 8.50% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:
Base Fee Rate	Performance Adjustment Rate	Total Advisory Fee Rate for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%

Fee Waivers and Expense Limitations
The Adviser has contractually agreed to waive the advisory fee payable by certain Portfolios, or reimburse expenses, in an amount equal to the amount, if any, that such Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, out-of-pocket transfer agency/shareholder servicing costs, acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions, and extraordinary expenses, exceed the annual rate shown below. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.
With respect to Flexible Bond Portfolio and Balanced Portfolio, the Adviser has contractually agreed to waive and/or reimburse a portion of each Portfolio’s management fee in an amount equal to the management fee it earns as an investment adviser to any affiliated ETFs in which each Portfolio invests. Pursuant to this agreement, the waiver amount is equal to the amount of a Portfolio’s assets invested in the affiliated ETFs, multiplied by an amount equal to the current daily unitary management fee of the affiliated ETF, less certain asset-based operating fees and expenses incurred on a per-fund basis and paid by the Adviser with respect to the affiliated ETFs (including, but not limited to custody, sub-administration, transfer agency, legal, and audit fees).
These contractual waivers may be modified or terminated only at the discretion of the Board of Trustees. For information about how these expense limits affect the total expenses of the Portfolios, refer to the “Fees and Expenses of the Portfolio” table in the Portfolio Summary of each Prospectus. Provided that the Adviser remains investment adviser to the Portfolios, the Adviser has agreed to continue each waiver for at least a one-year period commencing on April 30, 2025.
Portfolio Name	Expense Limit Percentage (%)
Fixed Income
Flexible Bond Portfolio	0.52
Global & International
Global Sustainable Equity Portfolio	0.68 (1)
Specialty Equity
Global Technology and Innovation Portfolio	0.88 (2)
Value
Mid Cap Value Portfolio(3)	0.77

(1)
The previous expense limit (for the one-year period commencing April 29, 2024) was 0.80%.
(2)
The previous expense limit (for the one-year period commencing April 29, 2024) was 0.95%.
(3)
The Portfolio has a performance-based investment advisory fee with a rate that adjusts up or down based upon the Portfolio’s performance relative to its benchmark index over the performance measurement period. Additional details are included in the “Performance-Based Investment Advisory Fee” section of this SAI. Because a fee waiver and/or reimbursement will have a positive effect upon the Portfolio’s performance, a fee waiver and/or reimbursement that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to the Adviser.
The following table summarizes the investment advisory fees paid by each Portfolio and any advisory fee waivers and/or expense reimbursements pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended December 31.
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	2024			2023		2022
Portfolio Name	Advisory Fees	Waivers and/or Expense Reimbursements(–)	Advisory Fees	Waivers and/or Expense Reimbursements(–)	Advisory Fees	Waivers and/or Expense Reimbursements(–)
Fixed Income
Flexible Bond Portfolio	$3,056,342	$320,438	$2,873,244	$349,159	$2,966,310	$121,274
Global & International
Global Research Portfolio	$5,677,009	N/A	$3,830,430	N/A	$4,099,295	N/A
Global Sustainable Equity Portfolio	$78,214	$78,214 (1)	$41,088	$41,088(1)	$32,021 (2)	$32,021 (1)(2)
Overseas Portfolio	$5,280,245	N/A	$5,208,024	N/A	$5,147,426	N/A
Growth & Core
Balanced Portfolio	$49,055,092	N/A	$43,281,842	N/A	$42,839,760	N/A
Enterprise Portfolio	$10,673,132	N/A	$9,350,039	N/A	$9,456,266	N/A
Forty Portfolio	$5,808,786	N/A	$4,363,375	N/A	$4,324,698	N/A
Research Portfolio	$3,841,846	N/A	$2,499,230	N/A	$2,471,248	N/A
Specialty Equity
Global Technology and Innovation Portfolio	$6,984,055	$0	$4,802,775	$0	$4,209,296	$0
Value
Mid Cap Value Portfolio	$878,114	$0	$581,920	$0	$600,193	$0

(1)
The fee waiver by the Adviser exceeded the advisory fee.
(2)
January 26, 2022 (effective date) to December 31, 2022.

Payments to Financial Intermediaries By the Adviser or Its Affiliates
In addition to payments made under 12b-1 plans, the Adviser and its affiliates pay fees, from their own assets, to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market or promote the Portfolios, or perform related services for contract owners or plan participants. The amount of these payments is determined from time to time by the Adviser, may be substantial, and may differ for different financial intermediaries. The Adviser and its affiliates consider a number of factors in making payments to financial intermediaries.
In addition, the Adviser, Janus Henderson Distributors US LLC (the “Distributor”), or their affiliates pay, from their own assets, to selected insurance companies, qualified plan service providers or their affiliates, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via the National Securities Clearing Corporation (“NSCC”) or other means) in connection with investments in the Janus Henderson funds. These fees are in addition to any fees that may be paid by the Janus Henderson funds for these types of services or other services.
The Adviser or its affiliates periodically share certain marketing expenses with selected intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such intermediaries to raise awareness of the Portfolios. The Adviser or its affiliates may make payments to participate in selected intermediary marketing support programs which may provide the Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus Henderson funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus Henderson funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus Henderson funds available to their customers.
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The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus Henderson funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus Henderson funds’ shares over sales of another Janus Henderson funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus Henderson funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus Henderson funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach the Adviser to request that the Adviser make contributions to certain charitable organizations. In these cases, the Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending Janus Henderson funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price a contract owner or plan participant pays for Shares nor the amount that a Janus Henderson fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and, if applicable, when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

Additional Information About the Adviser
The Adviser has adopted procedures (including trade allocation procedures described in the “Portfolio Transactions and Brokerage” section of this SAI) that it believes are reasonably designed to mitigate potential conflicts and risks. For example, the Adviser manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus Henderson funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time. To mitigate this potential conflict, the Adviser has procedures that prohibit portfolio management from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which portfolio management is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of the Adviser’s senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus Henderson funds and accounts.
The Portfolios and other funds advised by the Adviser or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.
Pursuant to the provisions of the 1940 Act, Janus Henderson mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus Henderson funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate pursuant to the provisions of the 1940 Act that govern the operation of money market funds. All Janus Henderson funds are eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, the Adviser receives an investment advisory fee for managing affiliated money market funds and the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.
Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by the respective portfolio management. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.
The officers and Trustees of the Janus Henderson funds may also serve as officers and Trustees of the “funds of funds” managed by the Adviser, which are funds that primarily invest in other mutual funds and ETFs. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the funds of funds managed by the Adviser and the other Janus Henderson mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.
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Janus Henderson Personal Code of Ethics
The Adviser and the Distributor currently have in place the Personal Code of Ethics, which is comprised of the Personal Account Dealing Policy, the Gifts, Entertainment, and Meals Received Policy, the Outside Business Activities Policy, and the Political Activities Policy. The Personal Code of Ethics is designed to ensure that Adviser and Distributor personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Personal Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Personal Code of Ethics is on file with and available from the SEC through the SEC website at http://www.sec.gov.
Under the Personal Account Dealing Policy, all Adviser and Distributor personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that the Adviser believes is not detrimental to the Portfolios. In addition, Adviser and Distributor personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Personal Account Dealing Policy. All personnel of the Adviser, the Distributor, and the Portfolios, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Account Dealing Policy.
In addition to the pre-clearance requirement described above, the Personal Account Dealing Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Account Dealing Policy and under certain circumstances Adviser and Distributor personnel may be required to forfeit profits made from personal trading.

Proxy Voting Policy and Procedures
The Trustees of the Trust have delegated to the Adviser the authority to vote all proxies relating to such Portfolio’s securities in accordance with the Adviser’s own policies and procedures. The Adviser’s proxy voting policies and procedures, including specific voting guidelines, are included in Appendix B of this SAI and are also available at janushenderson.com/proxyvoting.
The Adviser or its affiliates will publicly disclose vote reporting in line with local market requirements or practices and/or where, in the Adviser’s view, it is appropriate. Each Portfolio’s proxy voting record for the one-year period ending each June 30th is available, free of charge, upon request, by calling 1-800-525-1093, through janushenderson.com/proxyvoting, or from the SEC through the SEC website at http://www.sec.gov.
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Custodian, transfer agent, and certain affiliations

BNP Paribas, acting through its New York branch (“BNP(NY)”), 787 Seventh Avenue, New York, New York 10019 is the custodian of the domestic securities and cash of the Portfolios. BNP(NY) is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios’ securities and cash held outside the United States. The Portfolios’ Trustees have delegated to BNP(NY) certain responsibilities for such assets, as permitted by Rule 17f-5. BNP(NY) and the foreign subcustodians selected by it hold the Portfolios’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.
Janus Henderson Services US LLC (the “Transfer Agent”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, is the transfer agent for the Portfolios. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Shares for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolios. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolios. Any unused portion will be reimbursed to the applicable share class at least annually. In addition, the Transfer Agent provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolios. The Transfer Agent is not compensated for these internal services related to the Shares, except for out-of-pocket costs.
Service Shares of each Portfolio pay the Transfer Agent an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Shares for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services. The total administrative services fee amounts paid by Service Shares of each Portfolio to the Transfer Agent for administrative services, for the past three fiscal years ended December 31, are summarized below. The Transfer Agent pays out all or substantially all of the amounts reflected to insurance companies and qualified plan service providers for arranging for the provision of administrative services to its customers who invest in the Portfolios. Amounts for certain Portfolios may include the reimbursement of unused portions of administrative services fees.
	2024	2023	2022
Portfolio	Administrative Services Fees	Administrative Services Fees	Administrative Services Fees
Fixed Income
Flexible Bond Portfolio	$249,196	$230,158	$238,571
Global & International
Global Research Portfolio	$131,246	$106,624	$107,395
Global Sustainable Equity Portfolio	$2,108	$1,402	$1,079 (1)
Overseas Portfolio	$264,328	$253,717	$250,456
Growth & Core
Balanced Portfolio	$4,232,757	$3,734,127	$3,681,171
Enterprise Portfolio	$498,915	$429,905	$427,826
Forty Portfolio	$334,725	$272,737	$267,654
Research Portfolio	$90,813	$68,746	$68,164
Specialty Equity
Global Technology and Innovation Portfolio	$514,107	$352,574	$308,205
Value
Mid Cap Value Portfolio	$30,438	$33,251	$35,114

(1)
January 26, 2022 (effective date) to December 31, 2022.
Through the Transfer Agent, the Portfolios pay SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) fees for the use of SS&C GIDS’ shareholder accounting system, as well as for closed accounts. These fees are in addition to any administrative services fees paid to the Transfer Agent.
Janus Henderson Distributors US LLC (the “Distributor”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of the Adviser, is the distributor of the Portfolios and offers shares of each Portfolio on a continuous basis to the
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separate accounts of participating insurance companies and certain qualified retirement plans. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of FINRA. The cash-compensation amount or rate at which the Distributor’s registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.
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Securities lending

Certain Portfolios may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Non Custodial Securities Lending Agreement.
During the fiscal year ended December 31, 2024, the securities lending services provided by JPMorgan Chase Bank included negotiating the terms of loans; monitoring approved borrowers; recalling and arranging the return of loaned securities to the Portfolios upon termination of the loan; marking to market loans; providing recordkeeping services; reporting on the Portfolios’ securities lending activities; and related services. The following table summarizes the income and fees from securities lending activities for the fiscal year for those Portfolios that participated in securities lending.
		Fees and/or compensation for securities lending activities and related services:
	Gross income from securities lending activites	Fees paid to securities lending agent from revenue split	Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	Administrative fees not included in the revenue split	Indemnification fees not included in the revenue split	Rebate (paid to borrower)	Other fees not included in revenue split	Aggregate fees and/or compensation for securities lending activities	Net inome from securities lending activites
Fixed Income
Flexible Bond Portfolio	$276,495	$(10,775)	$(2,170)	$–	$–	$(139,635)	$–	$(152,580)	$123,915
Global & International
Global Research Portfolio	$82,108	$(2,768)	$(544)	$–	$–	$(46,969)	$–	$(50,281)	$31,827
Overseas Portfolio	$75,571	$(863)	$(582)	$–	$–	$(64,195)	$–	$(65,640)	$9,930
Growth & Core
Enterprise Portfolio	$293,970	$(1,333)	$(2,282)	$–	$–	$(275,027)	$–	$(278,642)	$15,328
Forty Portfolio	$12,043	$(81)	$(88)	$–	$–	$(10,940)	$–	$(11,109)	$934
Research Portfolio	$23,705	$(215)	$(188)	$–	$–	$(20,830)	$–	$(21,233)	$2,472
Specialty Equity
Global Technology and Innovation Portfolio	$36,137	$(1,523)	$(218)	$–	$–	$(16,883)	$–	$(18,625)	$17,513

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Portfolio transactions and brokerage

The Adviser, or its affiliates, acting pursuant to the Global Execution Agreement mentioned below, initiates all portfolio transactions of the Portfolios solely upon the direction of the relevant portfolio management. The Adviser is party to a Global Execution Agreement with certain Janus Henderson affiliates (the “Trading Affiliates”) that allows trades in foreign markets to be executed by personnel in the relevant market through such Trading Affiliates. Personnel of the Trading Affiliates providing trade execution services are subject to brokerage policies and procedures and oversight by Janus Henderson Investors’ Front Offices Governance and Risk Committee. As used in this Portfolio Transactions and Brokerage section, the term “Adviser” also includes its Trading Affiliates.
The Adviser selects broker-dealers for the Portfolios as part of its discretionary responsibilities under the Advisory Agreement and broker selection is determined by the Adviser’s duty to seek best execution. Janus Henderson’s Best Execution Committee will periodically review the quality of execution that the Adviser receives from broker-dealers and the Adviser will continually evaluate the effectiveness of the executing brokers and trading tools utilized. The Adviser does not consider a broker-dealer’s sale of shares of the Portfolios or gifts and entertainment received from registered representatives of broker-dealers when choosing a broker-dealer to effect transactions.
The Adviser has a duty to seek to obtain “best execution” for its portfolio transactions by reasonably seeking to obtain the best possible result under the circumstances. The Adviser considers a number of factors including but not limited to: an understanding of prices of securities currently available and commission rates and other costs associated with various trading tools, channels and venues; the nature, liquidity, size and type of the security being traded and the character of the markets in which the security will be purchased or sold; the activity, existing and expected, in the market for the particular security; the potential impact of the trade in such market and the desired timing or urgency of the trade pursuant to the investment decision; any portfolio restrictions associated with asset types; the ability of a broker-dealer to maintain confidentiality, including trade anonymity; the quality of the execution, clearance, and settlement services of a broker-dealer; the financial stability of the broker-dealer and the existence of actual or apparent operational problems of the broker-dealer; principal commitment by the broker-dealer to facilitate the transaction; and for accounts that do not utilize a research charge collection agreement, as discussed below, the research services provided by a broker-dealer.
The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.
The Portfolios generally buy and sell fixed-income securities in principal and agency transactions in which no brokerage commissions are paid. However, the Portfolios may engage an agent and pay commissions for such transactions if the Adviser believes that the net result of the transaction to the respective Portfolio will be no less favorable than that of contemporaneously available principal transactions. The implied cost of executing fixed-income securities transactions for a Portfolio primarily will consist of bid-offer spreads at which brokers will transact. The spread is the difference between the prices at which the broker is willing to purchase and sell the specific security at the time.
When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Adviser, better prices and executions will be achieved through the use of a broker.
The Adviser unbundles equity commissions globally. More specifically, the Adviser defines an execution commission component (“ECC”) and a research commission component (“RCC”). The ECC is standard across all brokers by region and broker class. Generally, the ECC is not negotiated on an order-by-order basis, but is determined by an established rate card that is reviewed by the Janus Henderson Best Execution Committee. Those rates are established to be competitive with industry standards and aligned with the service level the Adviser expects from brokers. With respect to the RCC, consistent with its best execution obligation for accounts that do not utilize an RCCA (as defined below), and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subsequent SEC guidance and no-action relief, the Adviser may place portfolio transactions with a broker-dealer for a higher commission than another broker-dealer would have charged for effecting that transaction if the Adviser determines, in good faith, that the commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer or provided by third parties viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser with respect to all client accounts. Portfolios that utilize RCCAs are prohibited from using research charges for brokerage services and are subject to additional restrictions on what constitutes eligible research as provided by the Markets in Financial Instruments Directive II (“MiFID II”) and Financial Conduct Authority (“FCA”) regulations.
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The Adviser has client commission agreements (“CCAs”) and, for certain Portfolios, RCC Agreements (“RCCA”) with certain broker-dealers. These agreements allow the Adviser to instruct broker-dealers to pool commissions or research charges, respectively, generated from equity security orders executed at that broker-dealer. RCCAs are utilized for accounts for which Janus Henderson is subject to MiFID II and instead of using a portion of the commission for research, an additional research charge is added to the execution commission for equity transactions. Pursuant to these agreements, the broker-dealer retains the execution component of the brokerage commission as compensation for execution services and segregates the other portion of the commission (or additional research charge for RCCAs) for research services. Such commissions (and charges) are then used, upon the Adviser’s direction, to pay such broker-dealers for such broker-dealers’ proprietary research or to pay third parties that provide the Adviser with brokerage or research services, as permitted under Section 28(e), and for RCCAs, as permitted under MiFID II and FCA regulation. All portfolio transactions directed to these broker-dealers are subject to the Adviser’s best execution obligations.
The Adviser establishes a research budget annually for each investment strategy, and the research portion of the commission (or additional research charge for RCCAs) is collected until a Portfolio’s pro rata portion of the research budget for its investment strategy is reached. Typically, it is expected that a Portfolio’s proportionate share of the budget for its strategy will be based on the amount of assets held in its account relative to overall assets in the strategy. Once the pro rata budget of any account within an investment strategy is reached, such account will transact at the execution only rate for the remainder of the applicable period. If the costs for external research or brokerage services for an investment strategy exceed the amount collected from accounts within that strategy, the Adviser or its affiliates may adjust the research portion of commissions (or research charges) up or down within such strategy, continue to acquire external research for such accounts using its own resources, or cease to purchase external research for such accounts until the next applicable period. If research commissions (or research charges) collected by accounts within an investment strategy exceed the research or brokerage services costs for such investment strategy, the Adviser may rebate the accounts within such strategy all or a portion of their pro rata portion of such excess (subject to de minimis amounts as determined by the Adviser) or (for CCAs only) rollover such amounts to be used for research during the next applicable period.
The Adviser oversees the consumption, valuation and appropriate remuneration of third-party investment research consumed by the Adviser. Research budgets are set annually based on the needs of each investment strategy and are not otherwise linked to the volume or value of transactions executed on behalf of any accounts within that strategy. Research budgets may be adjusted by the Adviser throughout the calendar year.
The Adviser intends that all client equity transactions will be included within its CCAs and RCCAs, except to the extent the Adviser manages a strategy in which portfolio management solely uses market data or in which portfolio management and the client are located in Europe, the Middle East, or Asia, the Adviser may determine to pay for research for such strategies and/or accounts consistent with the methods available pursuant to MiFID II, including by use of an RCCA or Janus Henderson’s own resources. Therefore, whether and to what extent clients pay for research through commissions differs among clients. However, subject to applicable law, research may be used to service any or all clients, including clients that do not pay commissions to the broker-dealer relating to the CCA. As a result, clients that do not directly pay for research or pay for research to a lesser extent, including in connection with the establishment of research budgets (switching to execution-only rates when research budgets are met), may be considered to disproportionately benefit from research payments of other clients.
The Adviser may receive statistical, research and other factual information or services from broker-dealers that it would otherwise have to pay for with cash, or use its own resources to produce, for no consideration other than the brokerage or underwriting commissions that they obtain from the Adviser’s execution of trades with the broker-dealers.
The Adviser may also use step-out or sponsorship transactions in order to receive research products and related services. In step-out or sponsorship transactions, the Adviser directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct all or a portion of the transaction or commission in favor of a second broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the remaining portion.
The Adviser may also use broker sponsorship programs in order to pay for research. The Adviser may receive research from a sponsored broker but choose to execute with an executing agent on behalf of the sponsored broker. The executing agent executes the trade and then sends it to the sponsored broker for settlement. The Adviser pays the sponsored broker the commissions on the trade and the sponsored broker then pays the executing agent a predetermined fee.
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The Adviser maintains prime brokerage arrangements to facilitate short sale transactions. A prime broker may provide services and products to the Adviser in connection with the short selling facilities and related services the prime broker provides. The Adviser typically uses technology and personalized client services, but additional services such as capital introduction, business consulting services and portfolio analytics may also be available from prime brokers.
The Adviser may have an incentive to use broker-dealers who offer the above services to effect transactions instead of other broker-dealers who do not provide such services, but who may execute transactions at a lower price. The Adviser does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. The Adviser does, however, have an internal procedure for allocation transactions in a manner consistent with its execution policy to brokers that it has identified as providing research or brokerage services. Any transactions with such brokers are always subject to the Adviser’s best execution obligations.
In order for client commissions to be used to pay for these services, the Adviser must determine that the services are permitted research or brokerage services under Section 28(e). Additionally, all broker-dealers and all vendors of research and/or brokerage services paid with client commissions will be approved pursuant to the Adviser’s policies and procedures. In instances when the above services may include components not eligible under Section 28(e), the Adviser makes a reasonable allocation of the cost of the research and/or brokerage services according to its use and all non-eligible research and/or brokerage services are separately invoiced and paid for with cash from the Adviser and not with client commissions.
Research received from broker-dealers is supplemental to the Adviser’s own research efforts. The brokerage and research products and services furnished by broker-dealers may be used in servicing any or all of the Adviser’s clients and may not necessarily be used by the Adviser in connection with the accounts that actually paid commissions, nor in proportion to the amount of commissions paid by accounts, to the broker-dealer providing the products and services.
The Adviser may engage in “cross trades” whereby the Adviser causes its clients or accounts to engage in a purchase and sale of a security with each other. The Adviser may engage in cross trades where it determines such transaction is in the best interests of both accounts and consistent with the Adviser’s best execution obligations. Although the use of cross trades may be beneficial to clients, it also creates opportunities for conflicts of interest to adversely affect clients. For instance, the Adviser could prefer one account over the other in determining price or otherwise executing a cross trade due to the existence of a more favorable fee structure or proprietary interest in one account. To address these potential conflicts, the Adviser has adopted policies and procedures which require that all cross trades are effected at a readily available fair market price, which may be based on independent dealer bids or quotes depending on the type of security. In addition, cross trades involving a registered investment company must be consistent with Rule 17a-7 under the 1940 Act. The Adviser may execute cross trades among any eligible funds and accounts managed by the Adviser or its affiliates. The Adviser does not permit cross trades with a Portfolio for fixed-income securities, with accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) or where prohibited by client restrictions.
The Adviser makes investment decisions for each of its clients, including proprietary accounts, independently from those of any other account that is or may become managed by the Adviser or its affiliates. Because the Adviser generally invests in similar strategies for clients, numerous clients could have similar investment objectives and thus, similar portfolios. As a result, the Adviser may be trading the same security for multiple clients at the same time. In order to seek efficiencies that may be available for larger transactions, or help allocate execution fills and prices fairly, the Adviser may aggregate the orders for its clients for execution in circumstances where the Adviser determines that the investment is eligible and appropriate for each participating account. Clients participating in an aggregated trade are generally charged the same price and execution rate or execution portion of the commission except in circumstances where doing otherwise is deemed fair and consistent with applicable law. Instances can occur in which not all clients are charged a research portion (or the same research portion) of the commission in an aggregated trade, including where clients have a different research rate, have already met the research budget established by the Adviser or are subject to regulatory or other restrictions on the use of client commissions to pay for research services and may transact at lower commissions or execution only rates. In addition to, or instead of, aggregating orders of accounts that would be trading the same security at the same time, the Adviser may average the price of the transactions of these accounts and allocate trades to each account in accordance with the Adviser’s allocation procedures. Pursuant to these procedures, partial fills will be allocated pro rata under procedures adopted by Janus Henderson. The Adviser seeks to allocate the opportunity to purchase or sell a security or other investment among accounts on an equitable basis by taking into consideration certain factors. These factors include, but are not limited to: size of the portfolio, concentration of holdings, investment objectives and guidelines, position weightings, duration targets, consistency of portfolio characteristics across similar accounts, purchase costs, issuer restrictions, price targets, ESG jurisdictional requirements, and cash availability. Due to such factors, the Adviser cannot assure equality of allocations among all of its accounts, nor can it
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assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria which could cause performance divergence from similar accounts. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts. The Adviser may adjust allocations to eliminate fractional shares or odd lots, or to account for minimum trade size requirements and has the discretion to deviate from its allocation procedures in certain circumstances.
Portfolios may from time to time participate in IPOs or other types of limited offerings such as secondary placements of common stock, private equity offerings, or other private placement offerings. To the extent that a Portfolio, such as a new Portfolio, has only affiliated shareholders, such as portfolio management or an adviser, and the Portfolio wishes to participate in an IPO, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the Portfolio and thus may not be eligible to participate in the offering. Portfolios may also, from time to time, participate as an anchor or Cornerstone Investor in an IPO. A Cornerstone Investor agrees, prior to a company’s IPO, to acquire a certain dollar amount of the IPO securities. Such agreement provides the Cornerstone Investor with an agreed and known allocation in the IPO. Shares allocated to the Cornerstone Investor in such IPOs may be restricted from trading for up to six months post the IPO and participation by any Adviser account as a Cornerstone Investor could preclude any other account from participating in the IPO as a non-Cornerstone Investor. The Adviser utilizes a dual book IPO indication process. More specifically, in order to provide issuers with a level of flexibility to address the diverse styles, needs, and relationships of our global investment teams, the Adviser has assigned each investment team to either a U.S. or EMEA/APAC IPO indication group (each an “IPO Indication Group”) and places two separate indications with a broker for any one limited offering. The Adviser’s allocation procedures generally require all securities of an offering allocated to an IPO Indication Group be allocated to all accounts within a strategy based on portfolio management’s participation in such IPO Indication Group and their initial indications and on a pro rata basis to all participating eligible accounts based on the total assets of each account. When more than one portfolio manager across the firm indicates interest in a primary or secondary limited offering, a limit on the allowable bid will be applied. In addition, with respect to private equity offerings, the Adviser limits the amount that any one portfolio can own, in the aggregate, of all private companies. Deviations from these procedures are permitted provided such deviations are documented and approved by the relevant Asset Class Head or a delegate. A deviation could occur, for example, in order to allocate additional securities to ensure that accounts receive sufficient securities to satisfy specialized investment objectives or policies, to account for allocation sizes that are deemed by the Adviser to be de minimis for certain eligible accounts, to address market conditions, to address situations specific to individual accounts (e.g., cash limitations, position weightings, liquidity profiles of the investment, redemption history of the account, etc.), or to address certain jurisdictional requirements relating to Cornerstone IPOs. Additionally, for primary and secondary offerings of common stock, additional shares may be allocated to the applicable accounts of portfolio management with a preexisting position in that security. Deviations from pro rata allocations may contribute to differences in performance among eligible accounts within the same strategy. The Adviser cannot assure, in all instances, participations in IPOs or limited offerings by all eligible accounts. In the event an eligible account does not participate in an offering, the Adviser generally does not reimburse for opportunity costs.
For the fiscal year ended December 31, 2024, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below.
Portfolio Name	Commissions	Transactions
Global & International
Global Research Portfolio	$220,734	$573,813,481
Global Sustainable Equity Portfolio	$703	$2,496,668
Overseas Portfolio	$249,158	$190,142,890
Growth & Core
Balanced Portfolio	$370,403	$2,469,396,946
Enterprise Portfolio	$157,318	$461,720,820
Forty Portfolio	$130,619	$587,924,285
Research Portfolio	$76,677	$413,462,636
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Portfolio Name	Commissions	Transactions
Specialty Equity
Global Technology and Innovation Portfolio	$123,231	$458,932,545
Value
Mid Cap Value Portfolio	$28,983	$94,613,490

Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.
The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal years ended December 31, unless otherwise noted.
Portfolio Name	2024	2023	2022
Fixed Income
Flexible Bond Portfolio	$29,848	$24,588	$11,776
Global & International
Global Research Portfolio	$288,506	$317,214	$343,365
Global Sustainable Equity Portfolio	$2,419	$784	$2,297 (1)
Overseas Portfolio	$469,409	$381,616	$469,890
Growth & Core
Balanced Portfolio	$722,367	$586,916	$561,884
Enterprise Portfolio	$215,526	$223,248	$221,874
Forty Portfolio	$200,615	$175,727	$209,040
Research Portfolio	$102,191	$90,374	$111,171
Specialty Equity
Global Technology and Innovation Portfolio	$182,124	$267,780	$192,013
Value
Mid Cap Value Portfolio	$44,452	$62,500	$73,919

(1)
January 26, 2022 (effective date) to December 31, 2022.
Brokerage commissions paid by a Portfolio may vary significantly from year to year because of portfolio turnover rates, contract owner and plan participant purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.
As of December 31, 2024, certain Portfolios owned securities of their regular broker-dealers (or parents) as shown below:
Portfolio Name	Name of Broker Dealer	Value of Securities Owned
Fixed Income
Flexible Bond Portfolio	Barclays Capital Inc.	$1,381,433
	Goldman Sachs & Co. LLC	945,132
	Merrill Lynch, Pierce, Fenner & Smith Inc.	1,176,605
	Morgan Stanley	8,978,421
Global & International
Global Research Portfolio	JP Morgan Securities LLC	$20,724,128
	Morgan Stanley	6,943,516
Growth & Core
Balanced Portfolio	Barclays Capital Inc.	$2,413,450
	Citigroup Global Markets Inc.	36,075,711
	Goldman Sachs & Co. LLC	41,909,824
	JP Morgan Securities LLC	129,534,957
	Merrill Lynch, Pierce, Fenner & Smith Inc.	12,985,697
	Morgan Stanley	116,981,587
	Wells Fargo Securities, LLC	1,004,839
Enterprise Portfolio	RBC Capital Markets, LLC	$680,430
Specialty Equity
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Portfolio Name	Name of Broker Dealer	Value of Securities Owned
Global Technology and Innovation Portfolio	RBC Capital Markets, LLC	$253,011
Value
Mid Cap Value Portfolio	Jefferies LLC	$1,558,357

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Shares of the trust

Net Asset Value Determination
As stated in the Portfolios’ Prospectuses, the net asset value (“NAV”) of the Shares of each class of each Portfolio is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Portfolio is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange, including ETFs, are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value.
Portfolio holdings for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Valuation Procedures provide for the use of systematic fair valuation models provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio’s NAV is not calculated. A Portfolio calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.
If an error is discovered that impacts a Portfolio’s NAV calculation, the Adviser will take corrective action if necessary and appropriate pursuant to the Trust’s net asset value and shareholder account corrections policy.

Purchases
Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios’ behalf and those
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organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your purchase request must be received in good order by the close of the trading session of the NYSE as described above in “Net Asset Value Determination.” Under certain circumstances, the Portfolios may permit an in-kind purchase of Shares. The prospectus for your insurance company’s separate account or your plan documents contain detailed information about investing in the Portfolios. In addition, for an analysis of fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.
The Adviser has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that insurance companies or plan sponsors have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Distribution and Shareholder Servicing Plan
Under a distribution and shareholder servicing plan (“Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay the Distributor a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. Payments are made to the Distributor, the Portfolios’ distributor, who may make ongoing payments to insurance companies and qualified plan service providers based on the value of Portfolio shares held by such intermediaries’ customers. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolios or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (“12b-1 Trustees”). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated as to a Portfolio at any time, without penalty, by vote of a majority of the outstanding Shares of a Portfolio or by vote of a majority of the 12b-1 Trustees.
For the fiscal year ended December 31, 2024, the Service Shares of the Portfolios in total paid $31,702,665 to the Distributor (substantially all of which the Distributor paid out as compensation to broker-dealers and other service providers). The dollar amounts and the manner in which these 12b-1 payments were spent are summarized below.
Portfolio Name	Advertising(1) and Literature	Prospectus Preparation, Printing(1) and Mailing	Payment to Brokers
Fixed Income
Flexible Bond Portfolio	$0	$85	$1,246,665
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Portfolio Name	Advertising(1) and Literature	Prospectus Preparation, Printing(1) and Mailing	Payment to Brokers
Global & International
Global Research Portfolio	$0	$46	$652,345
Global Sustainable Equity Portfolio	$0	$1	$3,224
Overseas Portfolio	$0	$84	$1,307,854
Growth & Core
Balanced Portfolio	$0	$1,447	$21,167,145
Enterprise Portfolio	$0	$179	$2,496,658
Forty Portfolio	$0	$115	$1,673,976
Research Portfolio	$0	$33	$454,151
Specialty Equity
Global Technology and Innovation Portfolio	$0	$183	$2,557,030
Value
Mid Cap Value Portfolio	$0	$10	$152,256

(1)
Advertising and printing amounts are based on estimates and are allocated based on each Portfolio’s assets under management.

Redemptions
Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.
Certain large shareholders, such as other portfolios, participating insurance companies, accounts, and the Adviser’s affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s Shares. Redemptions by these large shareholders of their holdings in a Portfolio may cause the Portfolio to sell securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s NAV and liquidity. Similarly, large Portfolio share purchases may adversely affect a Portfolio’s performance to the extent the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A large shareholder purchase or redemption may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s current expenses being allocated over a smaller asset base, which could lead to an increase in the Portfolio’s expense ratio.
Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash, and may potentially include illiquid investments. Illiquid investments may not be able to be sold quickly or at a price that reflects full value, or there may not be a market for such securities, which could cause the redeeming shareholder to realize losses on the security if the security is sold at a price lower than that at which it had been valued. If a Portfolio makes an in-kind payment, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by the Portfolio for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.
The Portfolios reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed
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(except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
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Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolios.
It is a policy of the Portfolios to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolios to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.
The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to federal income tax on its taxable income at corporate rates. In addition, if for any taxable year a Portfolio fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. The Portfolios could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special federal income tax treatment.
Each Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) and the regulations thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts. If a Portfolio fails to comply with the requirements of Internal Revenue Code Section 817(h) and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.
A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or capital gain net income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company whose only shareholders during the calendar year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified retirement plans, and certain other specified types of shareholders. In order to avoid this excise tax, each Portfolio intends to qualify for this exception each year or intends to make sufficient distributions to satisfy the excise tax avoidance requirement.
Unless otherwise instructed, all income dividends and capital gains distributions, if any, on a Portfolio’s Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.
The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies under the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the Internal Revenue Code. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed even though the Portfolios may not have received any income upon such an event.
Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If such election is not made by a Portfolio, any foreign taxes paid or accrued will represent an expense to the Portfolio, which will reduce its investment company taxable income. The Portfolios do not expect to elect to pass through foreign taxes to shareholders.
A Portfolio’s investments in REIT equity securities, if any, may require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities at a time when fundamental investment considerations would not favor such sales. A Portfolio’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If the Portfolio distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.
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Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to an IRS notice, a portion of a Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. Excess inclusion income of a regulated investment company will normally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders with the same consequences as if the shareholders held the related REMIC residual interest directly. There may be instances in which a Portfolio may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders will constitute unrelated business taxable income to entities (including a qualified pension plan or other tax-exempt entity) subject to federal income tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Internal Revenue Code), which includes certain federal, state, and foreign governmental entities, tax-exempt entities that are not subject to federal income tax on unrelated business income, and certain rural electrical and telephone cooperatives, is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. This may impact the Portfolio’s performance.
Please consult a tax adviser regarding the tax consequences of Portfolio distributions and to determine whether you will need to file a tax return.
Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Portfolios will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.
In order to qualify as a regulated investment company for federal income tax purposes, a Portfolio must derive at least 90% of its gross income from certain specified sources (typically referred to as “qualifying income”). Certain transactions or strategies utilized by a Portfolio may generate income that is not qualifying income, which could cause a Portfolio to fail to qualify as a regulated investment company for federal income tax purposes.
Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current federal income taxation if left to accumulate within such contracts or plans. Refer to the prospectus for the separate account of the related insurance company or the plan documents for additional information.
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Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of the Adviser as that term is defined by the 1940 Act.
Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolios’ Governance Procedures and Guidelines, the policy is for a Trustee to retire no later than the end of the calendar year in which the Trustee turns 75, unless extended by the Trustees. The Trustees review the Portfolios’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolios’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. As of the date of this SAI, collectively, the two registered investment companies consist of 45 series or funds, referred to herein as the “Fund Complex”.
The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolios may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolios, except for the Portfolios’ CCO, as authorized by the Trustees.
TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	45
Board Member of
BankNewport (mutual savings
bank) (since 2024), Advisory
Board Member of AEW Core
Property Trust (open-end
property fund) (since 2020),
and Director of WTTW (PBS
affiliate) (since 2003).
Formerly, Director of
MotiveQuest LLC (strategic
social market research
company) (2003-2016),
Director of Nuveen Global
Investors LLC (2007-2011),
Director of Communities in
Schools (2004-2010), and
Director of Mutual Fund
Education Alliance (until
2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees’ Retirement Fund of the City of Dallas (since 2004).	45
Director of Blue Cross Blue
Shield of Kansas City (a
not-for-profit health insurance
provider) (since 2016) and
Director of Global Life
Insurance (life and
supplemental health insurance
provider) (since 2017).
Formerly, Director of Federal
Home Loan Bank of Dallas
(2017-2021).

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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	45
Member of the Investment
Committee for Cooper Union
(private college) (since 2021)
and Director of Brightwood
Capital Advisors, LLC (since
2014). Formerly, Board
Member, Van Alen Institute
(nonprofit architectural and
design organization)
(2019-2022).

Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	45
Advisory Board Member,
Dome Construction
(construction) (since 2023),
Director of Amalgamated
Financial Corp (bank) (since
August 2021), and Director of
Gray-Bowen-Scott
(transportation project
consulting firm) (since April
2020). Formerly, Director of
YR Media (a not-for-profit
production company)
(2021-2023), Director of
Delaware Place Bank (closely
held commercial bank)
(2016-2018) and Director of
Seaway Bank and Trust
Company (2014-2015).

Dominic Janssens 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	7/24-Present	Retired. Formerly, Global Chief Operating Officer, Macquarie Investment Management (2016-2019); Leader of Global Investment and Institutional Client Services, T. Rowe Price (2008-2016); Senior Managing Director, State Street Global Advisors (2006-2008); and Managing Director, Deutsche Asset Management (2000-2005).	45	Board Member of Praxis Solutions, Inc. (AI-technology firm) (since 2022) and Advisory Board Member (since 2021).
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TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees (cont’d.)
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present
Chief Executive Officer, muun
chi LLC (organic food
business) (since 2022) and
Independent Consultant (since
2019). Formerly, Chief
Operating Officer, muun chi
LLC (2020-2022), Managing
Partner, Impact Investments,
Athena Capital Advisors LLC
(independent registered
investment advisor)
(2016-2019), Managing
Director, Holos Consulting
LLC (provides consulting
services to foundations and
other nonprofit organizations)
(2009-2016), Chief Executive
Officer, Imprint Capital
Advisors (impact investment
firm) (2013-2015), and
Executive Vice President and
Chief Operating Officer of The
Rockefeller Brothers Fund (a
private family foundation)
(1998-2006).
				45
Formerly, Trustee and
Chairman of the Board of The
Investment Fund for
Foundations Investment
Program (TIP) (2008-2023),
Director of the F.B. Heron
Foundation (a private
grantmaking foundation)
(2006-2022), and Director of
Mutual Fund Directors Forum
(a non-profit organization
serving independent directors
of U.S. mutual funds)
(2016-2021).

Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	45
Formerly, Director of MGIC
Investment Corporation
(private mortgage insurance)
(2013-2023), Director, West
Bend Mutual Insurance
Company (property/casualty
insurance) (2013-2021),
Trustee of Northwestern
Mutual Life Insurance
Company (2010-2013), and
Director of Frank Russell
Company (global asset
management firm)
(2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	45
Formerly, Director of Family
Service of Lake County
(2019-2021), Independent
Trustee, Henderson Global
Funds (13 portfolios)
(2015-2017), Independent
Trustee, State Farm Associates’
Funds Trust, State Farm
Mutual Fund Trust, and
State Farm Variable Product
Trust (28 portfolios)
(2013-2017).

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OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Balanced Portfolio	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Hamish Chamberlayne 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Global Sustainable Equity Portfolio	1/22-Present	Head of Global Sustainable Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Jonathan Cofsky 151 Detroit Street Denver, CO 80206 DOB: 1983	Executive Vice President and Co-Portfolio Manager Global Technology and Innovation Portfolio	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Joshua Cummings 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Co-Portfolio Manager Global Research Portfolio Executive Vice President and Co-Portfolio Manager Research Portfolio	1/24-Present 1/24-Present	Head of the Consumer Sector Team and the Communications Sector Team at Janus Henderson Investors, Portfolio Manager for other Janus Henderson accounts, and Analyst for the Adviser.
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Lead Portfolio Manager Enterprise Portfolio	11/07-Present	Portfolio Manager for other Janus Henderson accounts.
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Lead Portfolio Manager Global Technology and Innovation Portfolio	1/16-Present	Head of Technology Sector Team at Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
John Jordan 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Global Research Portfolio Executive Vice President and Co-Portfolio Manager Research Portfolio	1/24-Present 1/24-Present	Head of the Financials Sector Team at Janus Henderson Investors, Portfolio Manager for other Janus Henderson accounts, and Analyst for the Adviser.
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Flexible Bond Portfolio Executive Vice President and Co-Portfolio Manager Balanced Portfolio	12/15-Present 12/19-Present	Portfolio Manager for other Janus Henderson accounts.
John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Flexible Bond Portfolio	6/24-Present	Lead, Multi-Sector Credit Strategies of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Lead Portfolio Manager Overseas Portfolio	1/18-Present	Portfolio Manager for other Janus Henderson accounts.
Christopher O’Malley 151 Detroit Street Denver, CO 80206 DOB: 1972	Executive Vice President and Co-Portfolio Manager Overseas Portfolio	1/24-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Kevin Preloger 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Mid Cap Value Portfolio	4/13-Present	Portfolio Manager for other Janus Henderson accounts.
*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
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OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brian Recht 151 Detroit Street Denver, CO 80206 DOB: 1987	Executive Vice President and Co-Portfolio Manager Forty Portfolio	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Forty Portfolio	1/16-Present	Portfolio Manager for other Janus Henderson accounts.
Aaron Scully 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Global Sustainable Equity Portfolio	1/22-Present	Portfolio Manager for other Janus Henderson accounts.
Justin Tugman 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Mid Cap Value Portfolio	3/15-Present	Portfolio Manager for other Janus Henderson accounts.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Enterprise Portfolio	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Flexible Bond Portfolio Executive Vice President and Co-Portfolio Manager Balanced Portfolio	2/20-Present 2/20-Present	Head of U.S. Fixed-Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present
Chief Administrative Officer (since 2024)
and General Counsel (since 2018) of Janus
Henderson Investors. Formerly, Corporate
Secretary of Janus Henderson Investors
(2018-2024), Interim President and Chief
Executive Officer of the Trust and Janus
Investment Fund (2022), Senior Vice
President and Head of Legal, North
America at Janus Henderson Investors
(2017-2018) and Deputy General Counsel
at Janus Henderson US (Holdings) Inc.
(2015-2018). Member of Board of Trustees
for Bates College (since 2020) and Member
of Board of Directors for ICI Mutual
Insurance Company (since 2023).

*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
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OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present
Head of Compliance, North America at
Janus Henderson Investors (since
September 2020) and Chief Compliance
Officer at Janus Henderson Investors US
LLC (since September 2017). Formerly,
Anti-Money Laundering Officer for the
Trust and Janus Investment Fund (July
2020-December 2022), Global Head of
Investment Management Compliance at
Janus Henderson Investors (February
2019-August 2020), Vice President, Head
of Global Distribution Compliance and
Chief Compliance Officer at Janus
Henderson Distributors US LLC (May
2017-September 2017), Vice President,
Compliance at Janus Henderson US
(Holdings) Inc., Janus Henderson Investors
US LLC, and Janus Henderson Distributors
US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC (since 2005).
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present	Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020).
Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
Jay Mensah 151 Detroit Street Denver, CO 80206 DOB: 1994	Assistant Secretary	10/24-Present
Legal Counsel of Janus Henderson
Investors US LLC (since 2024). Formerly,
Associate, Morgan Lewis & Bockius LLP
(law firm) (2022-2024); Associate, Finn
Dixon & Herling LLP (law
firm)(2021-2022); Associate Counsel,
CBRE Global Investors (asset management
firm) (2020–2021).

Dawn Cotten 151 Detroit Street Denver, CO 80206 DOB: 1977	Assistant Treasurer	7/23-Present
Director, Head of Fund Oversight of Janus
Henderson Investors US LLC (since 2023).
Formerly, Client Solutions Group Director,
S&P Global (financial data information
provider) (2022-2023); and Senior Vice
President SS&C ALPS (fund administrator)
(2017-2021).

Allen Welch 151 Detroit Street Denver, CO 80206 DOB: 1974	Assistant Treasurer	3/12-Present	Director, Head of Fund Tax of Janus Henderson Investors US LLC (since 2017).
*
Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted
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below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.
Alan A. Brown: Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Portfolio Independent Trustee since 2013 and Independent Chairman of the Board of Trustees since May 2022.
Cheryl D. Alston: Service as Executive Director and Chief Investment Officer of a large public pension fund, service on not-for-profit and corporate boards, and a Portfolio Independent Trustee since 2022.
Raudline Etienne: Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Advisor to a global strategy firm, and a Portfolio Independent Trustee since 2016.
Darrell B. Jackson: Service as President and Chief Executive Officer of a bank, Executive Vice President and Co-President of a large financial services company, service on corporate and private company boards, and a Portfolio Independent Trustee since 2022.
Dominic Janssens: Service as Global Chief Operating Officer and Managing Director of investment and asset management companies, Member of Board of Directors and Advisory Board Member of an AI-technology firm, and in various capacities with public investment firms.
William F. McCalpin: Service as Chief Operating Officer of a large private family foundation, Chairman and Trustee of an unaffiliated fund complex, and a Portfolio Independent Trustee since 2002 and Independent Chairman of the Board of Trustees from 2008 to May 2022.
Gary A. Poliner: Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Portfolio Independent Trustee since 2016.
Diane L. Wallace: Service as Independent Trustee of Henderson Global Funds and other leading investment management firms, Chief Operating Officer, Senior Vice President of Operations, Treasurer and Chief Financial Officer of a leading investment management firm, and a Portfolio Independent Trustee since 2017.
General Information Regarding the Board of Trustees and Leadership Structure
The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus Henderson funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus Henderson funds’ officers and service providers, including the Adviser, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus Henderson funds’ service providers, including the investment management agreements with the Adviser. The Trustees are also responsible for determining or changing each Janus Henderson fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the Janus Henderson funds’ Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of the Adviser or its affiliates present.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with the Adviser, but specific matters related to oversight of the Janus Henderson funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to the Adviser with respect to all matters related to the Janus Henderson funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus Henderson funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus Henderson funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to
81

the Adviser and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus Henderson fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Henderson funds in the complex.
Committees of the Board
The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Investment Oversight Committee, Nominating and Governance Committee, Operations Committee, Product and Distribution Committee, and Trading and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:
	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended December 31, 2024
Audit Committee
Reviews the Trust’s financial reporting process,
the system of internal controls over financial
reporting, disclosure controls and procedures,
including the review of the adequacy of relevant
personnel and the review of reports related to
such system of internal controls, Form N-CSR,
Form N-CEN, and Form N-PORT filings, and
the audit process. The Committee’s review of the
audit process includes, among other things, the
appointment, compensation, and oversight of
the Trust’s independent auditor, which performs
the audits of the Trust’s financial statements,
regular meetings and communication with
relevant personnel at the Adviser and the
independent auditor, and preapproval of all
audit and nonaudit services. The Committee
also reviews any significant changes or
improvements in accounting and audit
processes that have been implemented. The
Committee receives reports from the Trust’s
Chief Financial Officer, Treasurer, and Principal
Accounting Officer, and from personnel
responsible for internal audit functions related
to financial reporting. The Committee also
oversees service providers that provide fund
accounting and portfolio accounting services to
the Trust.
		Diane L. Wallace (Chair) Cheryl D. Alston Alan Brown Dominic Janssens Gary A. Poliner	4
Investment Oversight Committee
Oversees the investment activities of the series
of the Trust. The Committee meets regularly
with investment personnel at the Adviser and
any subadviser to the Portfolios to review the
investment performance, investment risk
characteristics, objectives, and strategies of the
Portfolios. The Committee reviews reports
regarding the use of derivative instruments by
the Portfolios and information and reports with
respect to proposed new investment
instruments and techniques. The Committee
reviews various matters related to the operations
of the Janus Henderson money market funds,
including the review of reports related to such
operations, compliance with the Trust’s Money
Market Fund Procedures, and Rule 2a-7 under
the 1940 Act.
		Cheryl D. Alston (Chair) Alan A. Brown Raudline Etienne Darrell B. Jackson Dominic Janssens William F. McCalpin Gary A. Poliner Diane L. Wallace	5
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	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended December 31, 2024
Nominating and Governance Committee
Identifies and recommends individuals for
Trustee membership, recommends an
independent Trustee to serve as Board Chair,
consults with Portfolio officers and the Board
Chair in planning Trustee meetings, reviews the
responsibilities of each Board committee, which
includes the need for new committees and the
continuation of existing committees, and
oversees the administration of, and ensures
compliance with, the Trust’s Governance
Procedures and Guidelines adopted by the
Trustees. The Committee also leads the Trustees’
annual self-assessment process and continuing
education program, reviews, and proposes
changes to, Trustee compensation, and oversees
the administration of the Trust’s insurance
program.
		William F. McCalpin (Chair) Alan A. Brown Raudline Etienne	5
Operations Committee
Oversees certain matters related to the operation
of the Trust. The Committee receives reports
regarding the operation of the Trust’s securities
lending program, the implementation of the
Proxy Voting Procedures and Guidelines, and
various information technology, cybersecurity,
and data privacy risks related to the Trust and
the Trust’s service providers. The Committee
oversees service providers providing
operations-related services to the Trust,
including the Trust’s custodian and transfer
agent. The Committee receives reports from
personnel responsible for the Trust’s enterprise
risk function and the Adviser’s internal audit
function. In addition, the Committee oversees
compliance with certain procedures adopted by
the Trust under exemptive orders of the SEC.
		Gary A. Poliner (Chair) Raudline Etienne Darrell B. Jackson Dominic Janssens William F. McCalpin	5
Product and Distribution Committee
Provides oversight of matters regarding the
Trust’s product lineup and the distribution of
shares of the Portfolios. The Committee reviews
matters relating to the initial strategy, design,
and positioning of new Portfolios and material
changes to the strategy, design, and/or
positioning of existing Portfolios. The
Committee receives reports regarding potential
Portfolio closures, liquidations, or mergers,
certain Portfolio fees and expenses, and
marketing and distribution strategies for the
Portfolios including payments made by the
Portfolios pursuant to the Trust’s distribution
and shareholder servicing plans. The Committee
reviews certain regulatory filings made with the
SEC and oversees and receives reporting from
service providers providing product and
distribution-related services to the Trust.
		Alan A. Brown (Chair) Raudline Etienne Darrell B. Jackson William F. McCalpin	7
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	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended December 31, 2024
Trading and Pricing Committee
Oversees matters relating to the pricing of the
Portfolios’ securities and the placement of
portfolio transactions. The Committee oversees
the Adviser as valuation designee and reviews
reports on fair valuation determinations and
valuation methodologies regarding securities
and investments held by the Portfolios pursuant
to valuation procedures established by the
Adviser and approved by the Board of Trustees.
The Committee also reviews other matters
related to pricing the Portfolios’ securities and
approves changes to the valuation procedures.
The Committee receives reporting regarding
portfolio transactions with affiliates undertaken
in accordance with the Trust’s procedures,
efforts to obtain best execution in connection
with portfolio transactions and commissions
paid to firms supplying research and brokerage
services. The Committee also receives reports
regarding foreign exchange trading by the
Portfolios. In addition, the Committee oversees
service providers providing trading and
pricing-related services to the Trust and reviews
reports from the administrator of the Trust’s
liquidity risk management program.
		Gary A. Poliner (Chair) Alan Brown Dominic Janssens Diane L. Wallace	4

Board Oversight of Risk Management
The Adviser, as part of its responsibilities for the day-to-day operations of the Janus Henderson funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus Henderson funds’ operations, oversees the Adviser’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus Henderson funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from the Adviser and its officers. Reports received include those from, among others, the Adviser’s (1) senior managers responsible for oversight of global risk, including, for example, those responsible for oversight of operational risks and cyber risks, in particular; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) the Global Head of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of the Adviser or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with the Adviser, including reports from the Janus Henderson funds’ other service providers and from independent consultants hired by the Board. The Board has appointed the Portfolios’ CCO who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Portfolios’ CCO, who also serves as Janus Henderson’s Head of Compliance, North America, discusses relevant risk issues that may impact the Janus Henderson funds and/or the Adviser’s services to the funds, and routinely meets with the Board in private without representatives of the Adviser or its affiliates present. The Portfolios’ CCO also provides the Board with updates on the application of the Janus Henderson funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Portfolios’ CCO may also report to the Board on an ad hoc basis in the event that she identifies issues associated with the Janus Henderson funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of the Adviser to provide services to the funds.
The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus Henderson funds’ risk management process.
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Additional Information About Trustees
Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by the Adviser for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate and at a minimum, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments,” where any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Adviser. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.
The Trustees cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, such Trustees as a group do not directly or beneficially own any outstanding Shares of the Portfolios. The Trustees may, however, own shares of certain other Janus Henderson mutual funds that have comparable investment objectives and strategies as the Portfolios described in this SAI but offered through different distribution channels. The table below gives each Trustee’s aggregate dollar range of securities of all mutual funds advised by the Adviser and overseen by the Trustees, as of December 31, 2024.
Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the Fund Complex
Independent Trustees
Alan A. Brown	None	Over $100,000
Cheryl D. Alston	None	Over $100,000
Raudline Etienne	None	Over $100,000(1)
Darrell B. Jackson	None	Over $100,000
Dominic Janssens(2)	None	$10,001-$50,000
William F. McCalpin	None	Over $100,000(1)
Gary A. Poliner	None	Over $100,000(1)
Diane L. Wallace	None	Over $100,000

(1)
Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.
(2)
Dominic Janssens joined the Board as an Independent Trustee, effective July 15, 2024.
Trustee Compensation
The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus Henderson funds for serving as Trustee of those funds. The Adviser pays persons who are directors, officers, or employees of the Adviser or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by the Adviser may pay all or a portion of the compensation and related expenses of the Portfolios’ CCO and compliance staff, as authorized from time to time by the Trustees.
To the best knowledge of the Trust, the following table shows the aggregate compensation paid to each Independent Trustee by the Portfolios described in this SAI and all Janus Henderson funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Henderson funds. Effective January 1, 2006, the Trustees established a deferred compensation plan using “shadow investments” under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation.
85

Name of Person, Position	Aggregate Compensation from the Portfolios for fiscal year ended December 31, 2024	Total Compensation from the Fund Complex for calendar year ended December 31, 2024(1)(2)
Independent Trustees
Alan A. Brown, Chairman and Trustee(3)(4)	$35,465	$483,500
Cheryl D. Alston, Trustee	$25,860	$304,500
William D. Cvengros, Former Trustee(4)(5)	$11,990	$163,745
Raudline Etienne, Trustee(4)	$22,473	$306,500
Darrell B. Jackson, Trustee	$22,849	$311,500
Dominic Janssens, Trustee(6)	$10,416	$141,793
William F. McCalpin, Trustee(4)	$25,927	$353,500
Gary A. Poliner, Trustee(4)	$26,518	$361,500
Diane L. Wallace, Trustee(4)	$22,339	$352,500

(1)
For all Trustees, includes compensation for service on the boards of two registered investment companies comprised of 49 portfolios, which may include portfolios that have since liquidated.
(2)
Total Compensation received from the Fund Complex includes any amounts deferred under the deferred compensation plan. There were no deferrals for the current year.
(3)
Aggregate Compensation received from the Portfolios and Total Compensation received from the Fund Complex includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(4)
Aggregate Compensation received from the Portfolios and Total Compensation received from the Fund Complex includes additional compensation paid for service as chair of one or more committees of the Board of Trustees during certain periods.
(5)
William D. Cvengros retired from his role as an Independent Trustee, effective July 19, 2024.
(6)
Dominic Janssens joined the Board as an Independent Trustee, effective July 15, 2024.

Janus Henderson Portfolio Management
Other Accounts Managed
To the best knowledge of the Trust, the following table provides information relating to other accounts managed by portfolio management as of December 31, 2024. For any co-managed Portfolio or account, the assets reflect total Portfolio assets. If applicable, accounts included under Other Registered Investment Companies may include subadvisor accounts. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.
		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeremiah Buckley	Number of Other Accounts Managed	5	6	5
	Assets in Other Accounts Managed	$36,166.12 M	$9,387.95 M	$119.75 M
Hamish Chamberlayne	Number of Other Accounts Managed	2	6	7
	Assets in Other Accounts Managed	$42.04 M	$4,490.38 M	$1,454.55 M
Jonathan Cofsky	Number of Other Accounts Managed	1	1	3
	Assets in Other Accounts Managed	$7,320.70 M	$514.39 M	$177.29 M
Joshua Cummings	Number of Other Accounts Managed	2 (1)	3	10
	Assets in Other Accounts Managed	$28,530.37 M	$758.45 M	$1,634.35 M
Brian Demain	Number of Other Accounts Managed	5	1	8
	Assets in Other Accounts Managed	$25,119.31 M	$1,459.63 M	$2,002.16 M
Denny Fish	Number of Other Accounts Managed	1	1	3
	Assets in Other Accounts Managed	$7,320.70 M	$514.39 M	$177.29 M
John Jordan	Number of Other Accounts Managed	2 (1)	4	10
	Assets in Other Accounts Managed	$28,530.37 M	$962.15 M	$1,634.35 M
Michael Keough	Number of Other Accounts Managed	6	13	15
	Assets in Other Accounts Managed	$32,160.61 M	$10,734.60 M	$4,978.98 M
John Lloyd	Number of Other Accounts Managed	3	7	33
	Assets in Other Accounts Managed	$7,779.18 M	$1,996.16 M	$2,967.93 M
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		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Julian McManus	Number of Other Accounts Managed	3 (2)	3	3
	Assets in Other Accounts Managed	$5,938.78 M	$1,427.13 M	$433.84 M
Christopher O’Malley	Number of Other Accounts Managed	3 (2)	3	3
	Assets in Other Accounts Managed	$5,938.78 M	$1,427.13 M	$433.84 M
Kevin Preloger	Number of Other Accounts Managed	3 (3)	2	3
	Assets in Other Accounts Managed	$2,270.91 M	$184.02 M	$115.76 M
Brian Recht	Number of Other Accounts Managed	3 (4)	4	19
	Assets in Other Accounts Managed	$23,094.37 M	$1,798.07 M	$5,826.31 M
Nick Schommer	Number of Other Accounts Managed	4 (5)	5	22
	Assets in Other Accounts Managed	$27,936.06 M	$1,822.69 M	$5,907.68 M
Aaron Scully	Number of Other Accounts Managed	2	5	6
	Assets in Other Accounts Managed	$42.04 M	$3,880.52 M	$1,385.47 M
Justin Tugman	Number of Other Accounts Managed	4 (6)	2	5
	Assets in Other Accounts Managed	$3,707.54 M	$184.02 M	$190.02 M
Cody Wheaton	Number of Other Accounts Managed	5	1	8
	Assets in Other Accounts Managed	$25,119.31 M	$1,459.63 M	$2,002.16 M
Greg Wilensky	Number of Other Accounts Managed	5	9	11
	Assets in Other Accounts Managed	$32,129.85 M	$10,408.33 M	$3,350.35 M

(1)
Two accounts included in the total, consisting of $28,530.37M of the total assets in the category, have performance-based advisory fees.
(2)
One account included in the total, consisting of $3,106.90M of the total assets in the category, has a performance-based advisory fee.
(3)
Two accounts included in the total, consisting of $2,182.50M of the total assets in the category, have performance-based advisory fees.
(4)
One account included in the total, consisting of $22,013.06M of the total assets in the category, has a performance-based advisory fee.
(5)
Two accounts included in the total, consisting of $26,854.75M of the total assets in the category, have performance-based advisory fees.
(6)
Three accounts included in the total, consisting of $3,619.14M of the total assets in the category, have performance-based advisory fees.
Material Conflicts
As shown in the table above, portfolio management generally manages other accounts, including accounts that may hold the same securities as or pursue investment strategies similar to the Portfolios. Those other accounts may include separately managed accounts, model or emulation accounts, Janus Henderson mutual funds and ETFs, private-label funds for which the Adviser or an affiliate serves as subadviser, or other Janus Henderson pooled investment vehicles, such as hedge funds, which may have different fee structures or rates than a Portfolio or may have a performance-based management fee. The Adviser or an affiliate may also proprietarily invest in or provide seed capital to some but not all of these accounts. In addition, portfolio management may personally invest in or provide seed capital to some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Further, portfolio management (or their family members) may beneficially own or transact in the same securities as those held in a Portfolio. Moreover, portfolio management may also have other roles at Janus Henderson (e.g., research analyst) and receive compensation attributable to the other roles. Portfolio management may also have roles with an affiliate of the Adviser, and provide advice on behalf of the Adviser through participating affiliate agreements, and receive compensation attributable to other roles. These factors could create conflicts of interest between portfolio management and the Portfolios because portfolio management may have incentives to favor one or more accounts over others or one role over another in the allocation of time, resources, or investment opportunities and the sequencing of trades, resulting in the potential for the Portfolio to be disadvantaged relative to one or more other accounts.
A conflict of interest between the Portfolios and other clients, including one or more Portfolios, may arise if portfolio management identifies a limited investment opportunity that may be appropriate for a Portfolio, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among other accounts also managed by such portfolio management. A conflict may also arise if portfolio management executes transactions in one or more accounts that adversely impact the value of securities held by a Portfolio. Investments made by a Portfolio and results achieved by a Portfolio at any given time are not expected to be the same as those made by other funds for which the Adviser acts as investment adviser, including portfolios with names, investment objectives and policies, and/or portfolio management teams, similar to a Portfolio.
The Adviser believes that these and other conflicts are mitigated by policies, procedures, and practices in place, including those governing personal trading, proprietary trading and seed capital deployment, aggregation and allocation of trades, allocation of limited offerings, cross trades, and best execution. In addition, the Adviser generally requires portfolio
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management to manage accounts with similar investment strategies in a similar fashion, subject to a variety of exceptions, including, but not limited to, investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. The Adviser monitors accounts with similar strategies for any holdings, risk, or performance dispersion or unfair treatment.
The Adviser and its affiliates generate trades throughout the day, depending on the volume of orders received from portfolio management, for all of its clients using trade system software. Trades are pre-allocated to individual clients and submitted to selected brokers via electronic files, in alignment with the Adviser’s best execution policy. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. In addition, the Adviser has adopted trade allocation procedures that govern allocation of securities among various Janus Henderson accounts. Trade allocation and personal trading are described in further detail under “Additional Information About the Adviser”.

JANUS HENDERSON PORTFOLIO MANAGEMENT COMPENSATION INFORMATION
The following describes the structure and method of calculating portfolio management’s compensation as of December 31, 2024.
Portfolio management is compensated for managing the Portfolios and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities through two components: a fixed annual base salary and a variable performance component. Compensation (both fixed and variable) is determined on a pre-tax basis.
Since there are no set targets/percentages for variable compensation, the pay mix will vary for each portfolio manager based on individual performance. On average, total compensation is weighted more heavily in the form of variable compensation, typically split between cash and deferral.
Base Salary
Base salary is determined by the individual’s manager.
The base salary is based on factors such as performance, complexity of managing portfolios, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.
Variable Compensation
Individuals’ awards, if any, are discretionary and given based on company, department, and individual performance. These awards are funded from a profit pool.
The overall investment team variable compensation pool is based on Janus Henderson profitability and is fully discretionary. Both quantitative and qualitative factors will be used to determine these awards. Such factors include, among other things:
•
consistent short-term and long-term performance (i.e., one-, three-, and five-year performance),
•
client support and
•
investment team support through the sharing of ideas, leadership, development, mentoring and teamwork.
Deferrals
All employees are subject to Janus Henderson’s deferral arrangements which apply to variable incentive awards. Deferral rates apply to awards that exceed a minimum threshold, rates of deferral increase for larger incentive awards, or as appropriate under certain regulations. Deferred awards vest in three equal installments over a 3-year period. Forfeiture provisions apply to employees who cease employment with Janus Henderson during the vesting period, other than in prescribed circumstances. Deferrals are awarded in JHG restricted stock and/or funds.
Deferral arrangements are reviewed periodically to ensure they remain aligned with:
•
Janus Henderson’s business strategy, associated time horizons and risk appetite;
•
competitive practice in the sectors and jurisdictions in which Janus Henderson operates; and
•
emerging regulatory practice.
Portfolio management may be eligible to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JHG’s Executive Income Deferral Program.

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Ownership of Securities
Portfolio management cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, portfolio management does not directly or beneficially own any outstanding Shares of the Portfolios as of December 31, 2024.
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Principal shareholders

The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, such officers and Trustees individually, and collectively as a group, do not directly or beneficially own any outstanding Shares of the Portfolios. To the best knowledge of the Trust, unless otherwise noted, as of March 31, 2025, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or qualified plan owning 5% or more of the outstanding Shares of any Portfolio is listed below.
To the best knowledge of the Trust, no qualified plan owned 10% or more of the shares of the Trust as a whole.
From time to time, a Portfolio may have a concentration of several shareholders holding a significant percentage of Shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.
The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, are typically voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts’ voting rights typically are passed through to contract owners, the insurance companies themselves may not exercise voting control over the shares held in those accounts.
Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Flexible Bond Portfolio	Nationwide Life Ins. Co. NWVAII Columbus, OH	26.26%
	IDS Life Insurance Corp. FBO VUL III Minneapolis, MN	13.03%
	AuguStar Life Insurance Co. FBO Its Separate Accounts Cincinnati, OH	7.46%
	Pacific Life Insurance Company Separate Account A Newport Beach, CA	6.64%
	Equitable Financial Life Insurance Co. Separate Account SA-70RB New York, NY	5.54%
	Minnesota Life St. Paul, MN	5.00%
Global Research Portfolio	NYLIAC Jersey City, NJ	63.54%
	AuguStar Life Insurance Co. FBO Its Separate Accounts Cincinnati, OH	11.36%
	Transamerica Life Insurance Company Separate Account VA B Cedar Rapids, IA	6.92%
Global Sustainable Equity Portfolio	Janus Henderson US (Holdings) Inc. Denver, CO	64.18%*
	MetLife Insurance Company USA Separate Account A Charlotte, NC	14.64%
	Brighthouse Life Insurance Company of NY Charlotte, NC	8.18%
*
This beneficial ownership represents seed capital that the Adviser or an affiliate provided for the Portfolio.
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Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Overseas Portfolio	AuguStar Life Insurance Co. FBO Its Separate Accounts Cincinnati, OH	18.74%
	Minnesota Life St. Paul, MN	17.24%
	IDS Life Insurance Corp. FBO VUL III Minneapolis, MN	12.69%
	Pruco Life Insurance Company Newark, NJ	7.04%
	Nationwide Life Ins. Co. NWVAII Columbus, OH	6.30%
	Pacific Life Pacific Select Exec Separate Account Newport Beach, CA	6.26%
	Nationwide Life Ins. Co. NWVA9 Columbus, OH	5.69%
Balanced Portfolio	Pacific Life Insurance Company Separate Account A Newport Beach, CA	70.80%
	Pacific Life & Annuity Company Separate Account A Newport Beach, CA	5.95%
Enterprise Portfolio	NYLIAC Jersey City, NJ	30.12%
	Nationwide Life Ins. Co. NWPP Columbus, OH	11.91%
	Lincoln Life Account R NG Fort Wayne, IN	6.79%
	Brighthouse Life Insurance Co. Charlotte, NC	5.27%
Forty Portfolio	Minnesota Life St. Paul, MN	24.07%
	Nationwide Life Ins. Co. NWVAII Columbus, OH	16.82%
	DBA Thrivent Financial for Lutherans Thrivent Variable Annuity Account I Minneapolis, MN	15.66%
	Nationwide Life Ins. Co. NWVA9 Columbus, OH	14.38%
	Nationwide Life Ins. Co. NWVLI4 Columbus, OH	9.33%
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Portfolio Name	Shareholder and Address of Record	Percentage Ownership
Research Portfolio	IDS Life Insurance Corp. FBO VUL III Minneapolis, MN	49.06%
	AuguStar Life Insurance Co. FBO Its Separate Accounts Cincinnati, OH	17.96%
	Security Benefit Life Insurance Co. FBO Unbundled Topeka, KS	7.52%
	Pruco Life Insurance Company Newark, NJ	6.47%
Global Technology and Innovation Portfolio	Nationwide Life Ins. Co. NWVAII Columbus, OH	41.01%
	IDS Life Insurance Corp. FBO VUL III Minneapolis, MN	10.06%
	Nationwide Life & Annuity Ins. Co. NWVL-G Columbus, OH	7.26%
	Nationwide Life Ins. Co. NWVA9 Columbus, OH	5.21%
Mid Cap Value Portfolio	Minnesota Life St. Paul, MN	41.79%
	Allstate Life Insurance Palatine, IL	9.88%
	Midland National Life Insurance Co. Separate Account C West Des Moines, IA	8.69%
	Mony Life Insurance Co. of America New York, NY	5.36%
	Zurich American Life Insurance Co. Mercer Island, WA	5.34%

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Miscellaneous information

Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 20, 1993. The Trust offers ten series, known as “Portfolios.” Each Portfolio presently offers interests in different classes of shares.
The Adviser reserves the right to the name “Janus Henderson.” In the event that the Adviser does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name “Janus Henderson” as soon as reasonably practicable.
It is important to know that, pursuant to the Trust’s Amended and Restated Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a Portfolio into another portfolio without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

Shares of the Trust
The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the Shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or subscription rights.
The Portfolios discussed in this SAI each offer two classes of shares. Service Shares, the Shares discussed in this SAI, are offered only in connection with investments in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares are offered only in connection with investments in and payments under variable insurance contracts as well as certain qualified retirement plans.

Shareholder Meetings
The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act.
Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or if that Portfolio’s or class’ interest in the matter differs from the interest of other Portfolios or classes of the Trust. A shareholder is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder’s name.
Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

Voting Rights
A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. As a result of proportional voting, the vote of a small number of policy owners could determine the outcome of a shareholder vote. Additional information may be found in the participating insurance company’s separate account prospectus.
The Board currently has eight members, of which five have been elected by shareholders. With the exception of Diane L. Wallace, Cheryl D. Alston, Darrell B. Jackson, and Dominic Janssens, each of the Trustees of the Trust was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders
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normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust’s Bylaws, or the Trustees.
As mentioned previously in “Shareholder Meetings,” shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder’s name. Shares of all Portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios’ annual financial statements and performs tax services for the Portfolios.

Registration Statement
The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.
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Financial statements

The financial statements and Report of Independent Registered Public Accounting Firm for the period ended December 31, 2024 are hereby incorporated into this SAI by reference to the Portfolios’ Form N-CSR dated December 31, 2024.
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Appendix A – explanation of rating categories

The following information provided is a general summary of credit ratings issued by the three major credit rating agencies. Additional information regarding each credit rating agency’s rating methodology can be found by visiting that credit rating agency’s respective website.

STANDARD & POOR’S RATINGS SERVICES

Bond Rating	Explanation
Investment Grade
AAA	Extremely strong capacity to meet financial commitments.
AA	Very strong capacity to meet financial commitments.
A	Strong capacity to meet financial commitments, but somewhat susceptible to economic conditions and changes in circumstances.
BBB	Adequate capacity to meet financial commitments, but more subject to adverse economic conditions.
Non-Investment Grade
BB	Less vulnerable in the near term but faces major ongoing uncertainties to adverse business, financial, and economic conditions.
B	More vulnerable to adverse business, financial, and economic conditions but currently has the capacity to meet financial commitments.
CCC	Currently vulnerable and dependent on favorable business, financial, and economic conditions to meet its financial commitments.
CC	Highly vulnerable; default has not yet occurred, but is expected to be a virtual certainty.
C	Currently highly vulnerable to non-payment and ultimate recovery is expected to be lower than that of higher rated obligations.
D	Payment default on a financial commitment or breach of an imputed promise; also used when a bankruptcy petition has been filed or similar action taken.

FITCH, INC.

Long-Term Bond Rating	Explanation
Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A
High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB
Good credit quality. Expectations of default risk is currently low. Capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Non-Investment Grade
BB
Speculative. Indicates vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time. Business or financial flexibility exists that supports the servicing of financial commitments.

B
Highly speculative. May indicate that material default risk is present, but a limited margin of safety remains.
Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. May indicate a very low margin for safety; default is a real possibility with potential for superior to average levels of recovery.
CC	Very high levels of credit risk. May indicate that default of some kind appears probable with potential for average or below-average levels of recovery.
C	Near default. May indicate defaulted obligations with potential for below-average to poor recoveries.
D	In default.

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MOODY’S INVESTORS SERVICE, INC.

Bond Rating*	Explanation
Investment Grade
Aaa	Judged to be of the highest quality, with minimal risk.
Aa	Judged to be of high quality and are subject to very low credit risk.
A	Considered upper-medium grade and are subject to low credit risk.
Baa	Subject to moderate credit risk; considered medium-grade and as such may possess speculative characteristics.
Non-Investment Grade
Ba	Judged to have speculative elements and are subject to substantial credit risk.
B	Considered speculative and are subject to high credit risk.
Caa	Judged to be in poor standing and are subject to very high credit risk.
Ca	Highly speculative and are likely in or very near default with some prospect of recovery in principal and interest.
C	Lowest rated class of bonds and are typically in default with little prospect for recovery of principal and interest.
*
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Unrated securities will be treated as non-investment grade securities unless portfolio management determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.
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Appendix B – proxy voting policy and procedures

Proxy Voting Policy and Procedures
Last Review Date: February 2025
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Contents
1	Overview	100
1.1	Policy Statement	100
1.2	Key Principles	100
1.3	Scope	100
1.4	Roles and Responsibilities	100
1.5	References	100
2	Additional Definitions	101
3	Proxy Voting Procedures	101
3.1	Voting Generally	101
3.2	Abstentions	102
3.3	Funds of Funds	102
3.4	Conflicts of Interest	102
4	Reporting, Oversight and Recordkeeping	103
4.1	Client and Regulatory Reporting	103
4.2	Proxy Voting and Proxy Voting Service Oversight	104
4.3	Record Retention	104
5	Amendments	104
Proxy Voting Guidelines		105
Directors and Boards		105
Auditors and Accounting Issues		107
Compensation Issues		107
Capitalization, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters		108
Environmental and Social Issues		109
Miscellaneous, Administrative and Routine Items		110
Proposals Outside the Guidelines		110
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1 Overview
1.1 Policy Statement
Where Janus Henderson Investors has been provided voting discretion, it has a responsibility to vote proxies in the best interest of each client. Janus Henderson Investors has adopted this Proxy Voting Policy and Procedures to ensure that proxies are voted in the best interest of clients without regard to any relationship that Janus Henderson Investors or any affiliated person of Janus Henderson Investors may have with the issuer or personnel of the issuer. Subject to specific provisions in a client’s account documentation related to exception voting, Janus Henderson Investors will generally only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the JHI Voting Guidelines; 2) the ISS Benchmark Policy; or 3) the ISS Taft-Hartley Voting Guidelines.
1.2 Key Principles
•
Janus Henderson Investors will vote proxies in the best interest of each client.
•
Janus Henderson Investors will identify and manage any conflicts of interest which might affect a voting decision.
•
Upon request, Janus Henderson Investors will provide clients with the proxy voting record for their accounts.
•
Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate.
•
Janus Henderson Investors will maintain records supporting its voting decisions.
1.3 Scope
This Policy applies to Janus Henderson Investors and each of the client accounts for which it has proxy voting responsibilities, other than those advised or sub-advised by Kapstream Capital Pty Ltd, Victory Park Capital Advisors, and Privacore Capital.
1.4 Roles and Responsibilities
Portfolio Management. Portfolio Management is responsible for determining how to vote proxies with respect to securities held in the client accounts they manage with input and support from the Responsible Investment and Governance Team, other representatives of Janus Henderson, and the Proxy Voting Service, as applicable. Where Portfolio Management chooses to vote contrary to the Guidelines and as otherwise specified herein, Portfolio Management is required to provide a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client.
Asset Servicing. Asset Servicing is responsible for administering the proxy voting process as set forth in this Policy. Asset Servicing works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines, the ISS Benchmark Policy or the Taft-Hartley Guidelines, and proxy matters are communicated to Portfolio Management for consideration pursuant to this Policy.
Proxy Voting Committee. The Proxy Voting Committee develops Janus Henderson Investors’ positions on all major corporate issues, maintains and updates the Guidelines, manages conflicts of interest related to proxy voting and oversees the voting process generally, including by reviewing results of diligence on the Proxy Voting Service.
Proxy Voting Service. The Proxy Voting Service provides research services relating to proxy issues. The Proxy Voting Service also assists in certain functions relating to the voting of proxies. Among other things, the Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for submitting Janus Henderson Investors’ votes in accordance with the Guidelines or as otherwise instructed by Janus Henderson Investors and is responsible for maintaining copies of all proxy statements received from issuers and promptly providing such materials to Janus Henderson Investors upon request. The Proxy Voting Service also provides voting disclosure services, including preparing Form N-PX for Janus Henderson Investors and the Proprietary U.S. Funds.
1.5 References
Rule 206(4)-7 of the Investment Advisers Act Rule 30b1-4 of the Investment Company Act
Rule 239.15 et seq. of the Investment Company Act Employee Retirement Income Security Act of 1974 (ERISA)
Commission Delegated Regulation (EU) No 231/2013, Article 37
Commission Directive 2010/43/EU, Article 21
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FCA COLL 6.6A.6
CSSF Regulation 10-04, Article 23
UN Principles for Responsible Investment
IMAS Singapore Stewardship Principles
SFC Principles of Responsible Ownership
FRC UK Stewardship Code

2 Additional Definitions
Janus Henderson Investors includes all investment advisory subsidiaries of Janus Henderson Group plc, including, but not limited to, Janus Henderson Investors (Australia) Institutional Funds Management Limited, Janus Henderson Investors (Singapore) Limited, Janus Henderson Investors (Japan) Limited, Janus Henderson Investors (Jersey) Limited, Janus Henderson Investors UK Limited, Janus Henderson Investors US LLC, and Tabula Investment Management Limited.1
JHI Proxy Voting Guidelines or the Guidelines refers to the voting guidelines adopted by Janus Henderson Investors and outlined at Appendix A.
Policy means this Proxy Voting Policy and Procedures.
Portfolio Management refers to the portfolio managers, assistant portfolio managers, and analysts supporting a given client account.
Proxy Voting Committee or the Committee refers to the Janus Henderson Investors Proxy Voting Committee. The Committee is comprised of representatives from Asset Servicing, Compliance, Operational Risk, Responsible Investment and Governance, and equity portfolio management. Internal legal counsel serves as a consultant to the Committee and is a non-voting member.
Proprietary U.S. Funds refer to the series of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust.
Proxy Voting Service or ISS refers to Institutional Shareholder Services Inc.

3 Proxy Voting Procedures
3.1 Voting Generally
Where the Guidelines address the proxy matter being voted on, votes will be cast in accordance with the Guidelines unless directed otherwise. Portfolio Management may vote contrary to the Guidelines at their discretion and with a written rationale sufficient to show why Portfolio Management reasonably believes the voting instruction is in the best interest of the client. Where the (1) Guidelines call for Portfolio Management input and/or (2) the proxy matter being voted on relates to a company and/or issue for which the Proxy Voting Service does not have research, analysis and/or a recommendation available, the Proxy Voting Service will refer proxy questions to portfolio management for further instruction. In the event Portfolio Management is unable to provide input on a referred proxy item, Janus Henderson Investors will vote the proxy item consistent with the ISS Benchmark Policy.
Notwithstanding the above, with respect to clients who have instructed Janus Henderson Investors to vote proxies in accordance with the Taft-Hartley Guidelines or the ISS Benchmark Policy, the Proxy Voting Service will cast all proxy votes in strict accordance with those policies.
Janus Henderson relies on pre-populated and/or automated voting. That means the Proxy Voting Service will automatically populate the proxy voting system in accordance with the Guidelines, the Taft- Hartley Guidelines or the ISS Benchmark Policy. For those proxy proposals with a default policy position, the votes will be cast as populated in the system by the Proxy Voting Service unless directed otherwise by Janus Henderson Investors.

1 Janus Henderson Investors US LLC has been designated by the Boards of Trustees of Janus Investment Fund, Janus Aspen Series, Clayton Street Trust, and Janus Detroit Street Trust to vote proxies for the Proprietary U.S. Funds, as applicable while Tabula Investment Management Limited has adopted Janus Henderson Investors US LLC’s Proxy Voting Policy and Procedures.
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From time to time, issuers and/or ballot issue sponsors may publicly report additional information that may be relevant to the application of the Guidelines, the Taft-Hartley Guidelines or the ISS Benchmark Policy or the exercise of discretion by Portfolio Management (“supplemental materials”). To the extent the Proxy Voting Service identifies such supplemental materials, it will review that information and determine whether it has a material effect on the application of the Guidelines, the Taft-Hartley Guidelines, or the ISS Benchmark Policy. The Proxy Voting Service is then responsible for ensuring that any votes pre-populated in the proxy voting system are appropriately updated and Janus Henderson is provided appropriate notice of such changes, including through availability of an updated research report. In all events, the Proxy Voting Service will notify Janus Henderson Investors of any supplemental materials identified so that they can be considered as part of the voting process, including with respect to items requiring Portfolio Management input.
3.2 Abstentions
Janus Henderson Investors recognises that in certain circumstances the cost to clients associated with casting a proxy vote may exceed the benefits received by clients from doing so. In those situations, Janus Henderson Investors may decide to abstain from voting. For instance, in many countries, shareholders who vote proxies for shares of an issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date (“share blocking”). In countries where share blocking is practiced, Janus Henderson Investors will only vote proxies if Janus Henderson Investors determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities. Similarly, in some instances, Janus Henderson Investors may participate in a securities lending program. Generally, if shares of an issuer are on loan, the voting rights are transferred and the lending party cannot vote the shares. In deciding whether to recall securities on loan, Janus Henderson Investors will evaluate whether the benefit of voting the proxies outweighs the cost of recalling them consistent with requirements of applicable securities lending procedures. Furthermore, in circumstances where a client held a security as of record date, but the holdings were sold prior to the shareholder meeting, Janus Henderson Investors may abstain from voting that proxy.
3.3 Funds of Funds
Janus Henderson Investors advises certain accounts that invest in other funds (“funds of funds”) advised by Janus Henderson Investors or its affiliated persons (“underlying funds”). From time to time, a fund of funds may be required to vote proxies for the underlying funds in which it is invested. In those circumstances, there may be a conflict of interest between Janus Henderson Investors and its clients. Except as noted below, to mitigate that conflict, whenever an underlying fund submits a matter to a vote of its shareholders which would otherwise require portfolio manager discretion under the Guidelines, Janus Henderson Investors will generally vote shares in accordance with the recommendation of the Proxy Voting Service. Janus Henderson Investors will generally abstain from voting shares where the Proxy Voting Service does not have a recommendation; although, it may alternatively vote in the same proportion as the votes of the other shareholders in the underlying fund (“echo vote”) in limited cases. Whenever an underlying fund that is a Proprietary U.S. Fund submits a matter to a vote of its shareholders, Janus Henderson Investors will echo vote shares held by a fund-of-funds account or refrain from voting such shares to the extent that cost or other considerations outweigh the benefits of voting such shares.
In addition, certain Proprietary U.S. Funds may invest in exchange-traded funds and other funds advised by unaffiliated persons (“acquired funds,” and each, an “acquired fund”) pursuant to Rule 12d1-4 under the Investment Company Act (“Rule 12d1-4”). To the extent a Proprietary U.S. Fund and its advisory group, as defined in Rule 12d1-4 (“advisory group”), individually or in the aggregate become the holders of (i) more than 25% of the outstanding voting securities of an acquired open- end fund or unit investment trust as a result of a decrease in the outstanding securities of that acquired open-end fund or unit investment trust or (ii) more than 10% of the outstanding voting securities of an acquired registered closed-end management investment company or business development company, Janus Henderson Investors will ensure that the Proprietary U.S. Fund and other funds and accounts in the advisory group echo vote the shares of the acquired fund; provided, however, that in circumstances where all holders of the outstanding voting securities of an acquired fund are required to echo vote pursuant to Rule 12d1-4, a Proprietary U.S. Fund and other funds and accounts in the advisory group will solicit voting instructions from its shareholders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.
3.4 Conflicts of Interest
Because the Guidelines, the ISS Benchmark Policy and the Taft-Hartley Guidelines pre-establish voting positions, application of those rules to default positions should, in most cases, adequately address any possible conflicts of interest. For situations where Portfolio Management seeks to exercise discretion when voting proxies, Janus Henderson Investors has implemented additional policies and controls described below to mitigate any conflicts of interest.
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Portfolio Management is required to disclose any actual or potential conflicts of interest that may affect its exercise of voting discretion. Actual or potential conflicts of interest include but are not limited to the existence of any communications from the issuer, proxy solicitors or others designed to improperly influence Portfolio Management in exercising its discretion or the existence of significant relationships with the issuer.
Janus Henderson Investors also proactively monitors and tests proxy votes for any actual or potential conflicts of interest. Janus Henderson Investors maintains a list of significant relationships for purposes of assessing potential conflicts with respect to proxy voting, which may include significant intermediaries, vendors or service providers, clients, and other relationships. In the event Portfolio Management votes against the Guidelines with respect to an issuer on the significant relationships list, Asset Servicing will notify the Committee which will review the rationale provided by Portfolio Management. In the event Portfolio Management votes contrary to Proxy Voting Service’s recommendations and with management as to an issuer on the significant relationships list, Asset Servicing will notify the Committee, which will review the rationale provided by Portfolio Management. If the Committee determines the rationale is inadequate, the proxy vote will be cast as in accordance with the Guidelines or as instructed by the Committee. In addition, on a quarterly basis, the Committee reviews all votes that deviate from the Guidelines and assesses the adequacy of Portfolio Management’s stated rationale.
Any personal conflict of interest related to a specific proxy vote should be reported to the Committee prior to casting a vote. In the event a personal conflict of interest is disclosed or identified, the Committee will determine whether that person should recuse himself or herself from the voting determination process. In such circumstances, the proxy vote will be cast in accordance with the Guidelines or as instructed by the head of the applicable investment unit or a delegate. Compliance also reviews all refer votes contrary to the ISS recommendations and with management to identify any undisclosed personal conflicts of interest.
If a proxy vote is referred to the head of the applicable investment unit or a delegate or to the Committee, the decision made and basis for the decision will be documented by the Committee.
To mitigate perceived or potential conflicts of interest, in instances where a proxy is for a Janus Henderson managed fund in which seed or other proprietary capital is invested, Janus Henderson Investors will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

4 Reporting, Oversight and Recordkeeping
4.1 Client and Regulatory Reporting
Janus Henderson Investors will provide clients with such information on proxy voting in their accounts as contractually agreed or reasonably requested. Janus Henderson Investors will present this Policy and the Guidelines to the boards of trustees of the Proprietary U.S. Funds at least annually and shall provide such other information and reports requested by such boards to fulfill their oversight function.
Janus Henderson Investors will provide other third parties with such information on proxy voting as set forth herein. Janus Henderson Investors will publicly disclose proxy votes on matters no longer pending in line with local market requirements or practices and/or where, in Janus Henderson Investors’ view, it is appropriate. On an annual basis, Janus Henderson Investors will provide proxy voting records for each Proprietary U.S. Fund for the one-year period ending on June 30th on Janus Henderson Investors’ website at www.janushenderson.com/proxyvoting. Such voting record, on Form N-PX, is also available on the SEC’s website at www.sec.gov no later than August 31 of each year.2 Janus Henderson Investors may also privately disclose proxy votes on matters no longer pending where appropriate and consistent with other applicable policy, legal, and regulatory requirements.
Except as noted in this Policy or required by law, Janus Henderson Investors generally does not provide information to anyone on how it voted or intends to vote on any matters still pending. Unless that information has otherwise been made public, Janus Henderson Investors may only confirm to issuers, their agents or other third parties that votes have been cast but not how or how many votes were cast. Notwithstanding the foregoing, Portfolio Management may indicate to issuers, proxy solicitors and proxy advisory firms how they voted or intend to vote in the context of the engagement and investment analysis process. Portfolio Management also may indicate to other shareholders how they voted or intend to vote subject to applicable legal and regulatory requirements.

2 Janus Henderson Investors will also provide proxy voting records on say-on-pay issues consistent with requirements of Rule 14Ad-1.
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A complete copy of the Policy is available at www.janushenderson.com.
4.2 Proxy Voting and Proxy Voting Service Oversight
The Committee will ensure sufficient oversight of proxy voting through periodic review of voting decisions, operational issues and conflicts of interest as discussed herein. The Committee will review such information as it deems appropriate to discharge these responsibilities.
In addition, Janus Henderson Investors will conduct periodic due diligence reviews of the Proxy Voting Service via on-site, video, or telephonic meetings and by written questionnaires. As part of this periodic due diligence process, Janus Henderson Investors shall collect information that is reasonably sufficient to support the conclusion that the Proxy Voting Service has the capacity and competency to adequately analyse the matters for which they provide research and voting recommendations. In connection with the periodic due diligence review, Janus Henderson Investors shall consider, among other things, (1) the adequacy and quality of the Proxy Voting Service’s staffing, personnel, and/or technology; (2) disclosure from the Proxy Voting Service regarding its methodologies in formulating voting recommendations; and (3) whether the Proxy Voting Service has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest. In further exercise of its oversight responsibility, Janus Henderson Investors shall periodically sample the proxy votes cast on behalf of clients to ensure whether the Guidelines were applied correctly to such votes.
4.3 Record Retention
Janus Henderson Investors will retain proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus Henderson Investors regarding votes cast in contradiction to the Guidelines. In addition, Janus Henderson Investors will retain internally-generated documents that are material to a proxy voting decision, such as the Guidelines, Committee materials and other internal research relating to voting decisions. Proxy statements received from issuers are generally available from the issuer’s, the relevant regulatory authority’s and/or the market place’s websites. They may also be available from the third-party voting service upon request. All materials discussed above will be retained in accordance with any applicable record retention obligations.

5 Amendments
This Policy is subject to review on an annual or more frequent basis by the Committee. In reviewing the Policy, the Committee reviews Janus Henderson Investors’ proxy voting record over the prior year, including exceptions to the Guidelines requested by Portfolio Management to determine whether any adjustments should be made. The Committee also reviews changes to the Guidelines recommended by the Proxy Voting Service, discusses such changes with the Proxy Voting Service, and solicits feedback from Portfolio Management on such changes. Once the Guidelines have been approved by the Committee and clients where required, they are distributed to Asset Servicing and the Proxy Voting Service for implementation.
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Appendix A - Proxy Voting Guidelines
Janus Henderson Investors will generally vote all proxies relating to portfolio securities held in client accounts for which it has been delegated voting authority in accordance with the Policy, including these Guidelines, and the implementation instructions provided to the Proxy Voting Service. Nonetheless, because proxy issues and the circumstances of individual companies are varied, there may be instances when Janus Henderson Investors may not vote in strict adherence to the Guidelines. Portfolio Management is responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and instructing votes contrary to the Guidelines where they reasonably believe that is in the best interest of clients.
Janus Henderson Investors recognises that corporate governance systems vary a great deal between jurisdictions according to factors such as cultural issues, laws and regulations, the extent of shareholder rights, the level of dispersed ownership and the stage of development more generally. In formulating our approach to corporate governance, we are conscious that a “one size fits all” policy is not appropriate. We will therefore seek to vary our voting activities according to the local market and its standards of best practices.
While Janus Henderson Investors has attempted to address the most common issues through the Guidelines, there will be various proxy voting proposals that are not addressed by the Guidelines or that require case-by-case resolution under the Guidelines. In addition, it may not be appropriate to apply certain Guidelines to investment types such as mutual funds, exchange-traded funds, and closed-end funds, in which case Janus Henderson Investors will generally rely on the recommendation of the Proxy Voting Service unless otherwise specified in the Policy. Moreover, there may be various proxy voting proposals as to which the Proxy Voting Service does not have or provide research, analysis and recommendations. For example, the Proxy Voting Service may not provide research, analysis and recommendations for proxy voting proposals of privately-held companies. In such instances, those proposals will be referred to Portfolio Management for resolution. In exercising discretion, Janus Henderson Investors may take into consideration the information and recommendations of the Proxy Voting Service but will vote all proxies based on its own conclusions regarding the best interests of its clients.
In many cases, a security may be held by client accounts managed by multiple portfolio managers. While Janus Henderson Investors generally casts votes consistently across client accounts it manages, different portfolio managers may vote differently on the same matter in the exercise of their discretion. For example, different portfolio managers may reasonably reach different conclusions as to what is in the best interest of their clients based on their independent judgments. In addition, in rare circumstances, an individual portfolio manager may reasonably reach different conclusions as to what is in the best interests of different clients depending on each individual client account’s investment strategy or its objectives.
Directors and Boards
Janus Henderson Investors recognises the diversity of corporate governance models across different markets and does not advocate any one form of board structure. However, it also recognises there are certain key functions which are or should be common across all markets:
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Reviewing and guiding corporate strategy, major plans of action, risk policy, annual budgets and business plans; setting performance objectives; monitoring implementation and corporate performance; and overseeing major capital expenditures, acquisitions and divestitures;
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Monitoring the effectiveness of the company’s governance practices and making changes as needed;
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Selecting, compensating, monitoring and, where necessary, replacing key executives and overseeing succession planning;
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Aligning key executive and board compensation with the longer-term interests of the company and its shareholders;
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Ensuring a formal and transparent board nomination and election process;
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Monitoring and managing potential conflicts of interest of management, board members and shareholders, including misuse of corporate assets and abuse in related party transactions;
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Ensuring the integrity of the corporation’s accounting and financial reporting systems, including the independent audit, and that appropriate systems of control are in place, in particular, systems for risk management, financial and operational control, and compliance with the law and relevant standards;
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Monitoring the quality of relationships with key stakeholders; and
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Overseeing the process of disclosure and communications.
Boards of directors should include the number and types of qualified directors sufficient to ensure effective discharge of these responsibilities, including independent non-executive directors with appropriate skills, experience, and knowledge. The responsibilities of such non-executive directors should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole. Consistent with this principle of independence, a board of directors should generally have a non-executive chairperson.
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The board of directors should establish audit, compensation, and nomination/succession committees. These should be composed wholly or predominantly of independent directors. Companies should publicly disclose the terms of reference of these committees and give an account to shareholders in an annual report or other regulatory filing of how their responsibilities have been discharged. The chairpersons and members of these committees should be appointed by the board as a whole according to a transparent procedure.
Janus Henderson Investors believes the board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each director should therefore generally stand for election on an annual basis.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Board Classification – Janus Henderson Investors will generally vote against proposals to classify boards of directors and for proposals to declassify boards of directors.
Board Size – Janus Henderson Investors will generally vote in favor of proposals to increase the size of a board of directors so long as the board would retain a majority of independent directors. Janus Henderson Investors will generally vote against proposals to decrease the size of a board of directors which are intended as anti-takeover measures.
Director Independence – Janus Henderson Investors will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Henderson Investors will generally vote in favor of proposals to separate the role of the chairman from the role of the CEO.
Director Indemnification – Janus Henderson Investors will generally vote in favor of proposals regarding director or officer indemnification arrangements provided such provisions are not deemed excessive or inappropriate.
Uncontested Elections –Janus Henderson Investors will generally vote in favor of director candidates that result in the board having a majority of independent directors and oppose director candidates that result in the board not having a majority of independent directors. After taking into consideration country-specific practices, Janus Henderson Investors will generally vote in favor of individual director candidates unless:
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they attend less than 75% of the board and committee meetings without a valid excuse;
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they ignore or otherwise fail to respond appropriately to shareholder proposals receiving majority shareholder support;
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they are not responsive to advisory votes on executive compensation matters;
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they fail to provide appropriate oversight of company’s risk management practices;
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they are non-independent directors and sit on the audit, compensation or nominating committees;
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they are non-independent directors and the board does not have an audit, compensation, or nominating committee;
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they are audit committee members and the non-audit fees paid to the auditor are excessive;
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they are audit committee members and poor accounting practices rise to a level of serious concern, or other serious issues surrounding the audit process or arrangement exist;
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they serve as directors on an excessive number of boards;
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they are compensation committee members and the company has poor compensation practices;
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they adopt a long term poison pill without shareholder approval or make material adverse changes to an existing poison pill;
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they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have a minimum level of female directors, and the company has not provided a sufficient explanation for its lack of gender diversity;
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they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board that does not have any apparent racial/ethnic diversity, and the company has not provided a sufficient explanation for its lack of racial/ethnic diversity;
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they are the chair of the responsible committee of a company that is a significant greenhouse gas emitter3 where such company is not taking minimum steps needed to understand, assess, and mitigate risks related to climate change;
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they amend the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders;
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the company employs a capital structure with unequal voting rights; and/or

3 Janus Henderson Investors will apply the same definition as used by the Proxy Voting Service.
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•
they are the chair of the nominating committee, or are otherwise responsible for the nomination process, of a board where director(s) remain on the board after having received less than the majority of votes cast in the prior election and the company has not provided a sufficient explanation for continuing with such director(s).
Contested Elections – Janus Henderson Investors will generally evaluate proposals relating to contested director candidates on case-by-case basis.
Cumulative Voting – Janus Henderson Investors will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.
Auditors and Accounting Issues
Janus Henderson Investors believes boards of directors should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with auditors. Boards of directors should generally have appropriately constituted audit committees with sufficient levels of financial expertise in accordance with prevailing legislation or best practice. The audit committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects and clearly explains its accounting principles and policies. The audit committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (e.g., financial conflicts arising from the award of non-audit assignments).
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Uncontested Auditors – Janus Henderson Investors will generally vote in favor of proposals to approve external or statutory auditors and auditor compensation unless:
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the auditor has a financial interest in or association with the company and is therefore not independent;
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fees for non-audit services are excessive;
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there is reason to believe the auditor has rendered an opinion which may be neither accurate nor indicative of the company’s financial position;
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the auditor is being changed without explanation; or
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the auditor is not identified by name.
Contested Auditors – Janus Henderson Investors will evaluate proposals relating to contested auditors on a case-by-case basis.
Compensation Issues
Janus Henderson Investors believes compensation of executive directors and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based compensation should be demanding. Requirements for directors and senior executives to acquire and retain company shares that are meaningful in the context of their cash compensation are also appropriate. The design of senior executives’ contracts should not commit companies to ‘payment for failure’. Boards should pay attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions. Any share-based compensation should be subject to shareholder approval.
Companies should disclose in each annual report or proxy statement the board’s policies on executive compensation (and preferably the compensation of individual board members and top executives), as well as the composition of such compensation so that investors can judge whether corporate pay policies and practices are appropriately designed.
Broad-based employee share ownership plans or other profit-sharing programs are effective market mechanisms that promote employee participation. When reviewing whether to support proposed new share schemes, we place particular importance on the following factors:
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The overall potential cost of the scheme, including the level of dilution;
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The issue price of share options relative to the market price;
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The use of performance conditions aligning the interests of participants with shareholders;
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The holding period (i.e., the length of time from the award date to the earliest date of exercise); and
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The level of disclosure.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Executive and Director Equity-Based Compensation Plans – Janus Henderson Investors will generally vote in favor of equity-based compensation plans unless they create an inconsistent relationship between long-term share performance and
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compensation, do not demonstrate good stewardship of investors’ interests, or contain problematic features. Janus Henderson Investors considers the following, non-exhaustive list of practices to be problematic and generally votes against plans or amendments to plans that:
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provide for re-pricing of underwater options;
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provide for automatic replenishment (“evergreen”) or reload options;
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create an inconsistent relationship between long term share performance and compensation increases; and/or
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are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation or are a vehicle for poor compensation practices.
Janus Henderson Investors will generally vote against proposals permitting material amendments to equity-based compensation plans without shareholder approval.
Long-Term Ownership – Janus Henderson Investors will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers, and directors. These may include:
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requiring executive officers and directors to hold a minimum amount of stock in the company;
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requiring stock acquired through exercised options to be held for a certain period of time; and
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using restricted stock grants instead of options.
Director and Officer Loans – Janus Henderson Investors will generally oppose proposals requesting approval of loans to officers, executives, and board members of an issuer.
Say-on-Pay – Janus Henderson Investors will generally vote in favor of annual advisory votes on executive compensation (say-on-pay frequency). Janus Henderson Investors will generally vote with management on advisory votes on executive compensation (say-on-pay) unless Janus Henderson Investors determines problematic pay practices are maintained.
Executive Severance Agreements – Janus Henderson Investors will generally evaluate proposals to approve or cancel executive severance agreements on a case-by-case basis. Janus Henderson Investors will generally vote in favor of proposals to require executive severance agreements to be submitted for shareholder approval unless the proposal requires shareholder approval prior to entering into employment contracts.
Employee Stock Option Plans (ESOP) and Stock Purchase Plans (ESPP) – Janus Henderson Investors will generally vote in favor of proposals relating to ESOPs and ESPPs unless the shares purchased through the plans are discounted more than the market norm, the shares allocated to the plans are excessive, and/or the plans contain other problematic features.
Option Expensing and Repricing – Janus Henderson Investors will generally vote in favor of proposals requiring the expensing of options. Janus Henderson Investors will generally vote against proposals providing for the repricing of options.
Capitalisation, Issuances, Transactions, Shareholder Rights, and Other Corporate Matters
Janus Henderson Investors believes all shareholders should be treated equitably. Companies’ ordinary shares should provide one vote for each share, and companies should act to ensure the owners’ rights to vote.
Any major strategic modifications to the core businesses of a company should not be made without prior shareholder approval. Equally, any major corporate changes, which in substance or effect, materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Such changes may include but are not limited to modifications to articles or bylaws and the implementation of shareholder rights plans or so called “poison pills.”
We will not support proposals that have the potential to reduce shareholder rights, such as significant open-ended authorities to issue shares without pre-emption rights or anti-takeover proposals, unless companies provide a compelling rationale for why they are in shareholder interests.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Capital Stock – Subject to local market standards, Janus Henderson Investors will generally vote in favor of proposals seeking to increase the number of shares of common or preferred stock authorized for issue unless the company does not adequately justify the need for the additional shares. Janus Henderson Investors will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend, and other rights are determined at the discretion of the board of directors when the stock is issued (“blank check stock”). Janus Henderson Investors will generally vote against proposals for different classes of stock with different voting rights.
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Stock Splits – Janus Henderson Investors will generally vote in favor of proposals to split shares unless they negatively affect the ability to trade shares or the economic value of a share.
Share Issuances - Janus Henderson Investors will generally vote in favor of proposals related to share issuances with and without preemptive rights, provided that voting in favor of such proposals is consistent with local market standards, such proposals are not considered excessive in the context of the issuer and such proposals do not provide for different levels of voting rights.
Debt Issuances – Janus Henderson Investors will generally evaluate proposals regarding the issuance of debt, including convertible debt, on a case- by-case basis.
Mergers, Acquisitions and Other Significant Corporate Transactions – Janus Henderson Investors will generally evaluate proposals regarding acquisitions, mergers, related party transactions, tender offers, or changes in control on a case-by-case basis, including any related proposals such as share issuances or advisory votes on golden parachutes.
Reorganization, Restructuring and Liquidation – Janus Henderson Investors will generally evaluate plans of reorganization, restructuring and liquidation on a case-by-case basis.
Shareholder Rights Plans and Other Anti-Takeover Mechanisms – Janus Henderson Investors will generally vote against shareholder rights plans or other proposals designed to prevent or obstruct corporate takeovers (includes poison pills), unless such measures are proposed in a transparent and independent fashion and designed primarily as a short-term means to protect a tax benefit, or are structured in such a way that they give shareholders the ultimate decision on any proposal or offer. This general policy supersedes any other more specific policy to the contrary.
Change in Jurisdiction of Incorporation or Organization - Janus Henderson Investors will generally vote in favor of proposals regarding changes in the jurisdiction of incorporation or organization of an issuer.
Confidential Voting – Janus Henderson Investors will generally vote in favor of proposals to provide for confidential voting and independent tabulation of voting results.
Supermajority Voting – Janus Henderson Investors will generally vote against proposals to provide for supermajority voting (e.g., to approve acquisitions or mergers).
Special Meetings – Janus Henderson Investors will generally vote in favor of management proposals to allow shareholders to call special meetings. Janus Henderson Investors will generally vote in favor of shareholder proposals to allow shareholders to call special meetings, unless such right is already provided at a level consistent with local best practice and the shareholder proposal would further reduce the required threshold. Such proposals will be evaluated on a case-by-case basis.
Written Consents – Janus Henderson Investors will generally vote in favor of management proposals to allow action by shareholders’ written consent. Where supported by the Proxy Voting Service, Janus Henderson Investors will generally evaluate shareholder proposals to allow action by shareholders’ written consent on a case-by-case basis; otherwise, Janus Henderson will generally vote against proposals to allow action by shareholders’ written consent.
Proxy Access – Janus Henderson Investors will generally evaluate proposals related to proxy access on a case-by-case basis.
Environmental and Social Issues
Janus Henderson Investors believes that good management of stakeholder relationships contributes to business success and long-term shareholder value. These stakeholders include not only shareholders but also employees, consumers, debtholders, business partners, neighbors, and the wider global community. Janus Henderson Investors also recognises the importance of environmental issues such as climate change and social issues such as diversity & inclusion to all these stakeholder groups.
As a fiduciary for its clients, Janus Henderson Investors is primarily concerned with the impact of proposals on a company’s performance and economic value. Janus Henderson Investors recognises that environmental and social issues are associated with risks, costs and benefits which can have a significant impact on company performance over the short and long term. When evaluating the merits of proposals on environmental and social issues, Janus Henderson Investors will weigh the risks, costs, and benefits of supporting the proposals against those presented by alternatives, including potentially seeking similar outcomes through direct engagement activities with management. Janus Henderson Investors will generally support management proposals addressing environmental and social issues unless we identify significant weaknesses relative to market practice or peers. Janus Henderson Investors will generally support shareholder proposals addressing environmental and social issues where we identify significant areas of weakness or deficiency relative to peers and/or industry best practices or feel that management has failed to adequately respond to shareholder concerns.
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Miscellaneous, Administrative and Routine Items
Janus Henderson Investors believes that management should generally have discretion to make certain types of decisions, including how to use existing capital. In addition, in certain jurisdictions, shareholder approval of certain routine or administrative matters may be required. On these types of issues, Janus Henderson Investors will generally defer to management unless it believes these decisions are not being made, or these actions are not being taken, in good faith.
In recognition of these principles, Janus Henderson Investors has adopted the following default policy positions among others:
Dividends – Janus Henderson Investors will generally vote in favor of management proposals relating to the issuance of dividends. Janus Henderson Investors will generally evaluate shareholder proposals relating to the issuance of dividends on a case-by-case basis.
Share Repurchase Plans - Janus Henderson Investors will generally vote in favor of management proposals regarding share repurchases. Janus Henderson Investors will generally evaluate shareholder proposals relating to share repurchases on a case-by-case basis.
“Other Business” – Janus Henderson Investors will generally vote against proposals to approve “other business” when it appears as a voting item.
Designation of Exclusive Forum - Janus Henderson Investors will generally vote in favor of proposals designating an exclusive forum in federal court or Delaware state court (for companies organised in Delaware). Janus Henderson Investors will generally evaluate proposals designating an exclusive forum in other jurisdictions on a case- by-case basis.
Proposals Outside the Guidelines
For proposals not specifically addressed by the Guidelines, Janus Henderson Investors generally provides implementation instructions to the Proxy Voting Service consistent with the principles and approaches outlined herein. Those instructions will frequently utilise or leverage the research and vote recommendations from the Proxy Voting Service. For proposals not specifically addressed by the Guidelines or the implementation instructions, or where Proxy Voting Service does not have research, analysis, and/or a recommendation available, Janus Henderson Investors will generally evaluate such proposals on a case-by-case basis.
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janushenderson.com/VIT
151 Detroit Street
Denver, Colorado 80206-4805
1-877-335-2687

JANUS ASPEN SERIES
PART C - OTHER INFORMATION
ITEM 28.
Exhibits

Exhibit (a) – Articles of Incorporation
(a)(1)
Amended and Restated Trust Instrument dated March 18, 2003, amended December 29, 2005, is incorporated herein by reference to Exhibit 1(t) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No.
33-63212).

(a)(2)
First Amendment to Amended and Restated Trust Instrument dated February 21, 2006, is incorporated herein by reference to Exhibit 1(u) to Post-Effective Amendment No. 41, filed on April 28, 2006 (File No.
33-63212).

(a)(3)
Second Amendment to Amended and Restated Trust Instrument dated April 18, 2006, is incorporated herein by reference to Exhibit 1(v) to Post-Effective Amendment No. 41, filed on April 28, 2006 (File No.
33-63212).

(a)(4)
Third Amendment to Amended and Restated Trust Instrument dated February 25, 2008, is incorporated herein by reference to Exhibit 1(w) to Post-Effective Amendment No. 45, filed on May 1, 2008 (File No.
33-63212).

(a)(5)
Fourth Amendment to Amended and Restated Trust Instrument, dated August 8, 2008, is incorporated herein by reference to Exhibit 1(x) to Post-Effective Amendment No. 47, filed on May 1, 2009 (File No. 33-63212).

(a)(6)
Fifth Amendment to Amended and Restated Trust Instrument, dated December 9, 2008, is incorporated herein by reference to Exhibit 1(y) to Post-Effective Amendment No. 47, filed on May 1, 2009 (File No.
33-63212).

(a)(7)
Sixth Amendment to Amended and Restated Trust Instrument, dated December 31, 2008, is incorporated herein by reference to Exhibit 1(z) to Post-Effective Amendment No. 47, filed on May 1, 2009 (File No.
33-63212).

(a)(8)
Seventh Amendment to Amended and Restated Trust Instrument, dated February 25, 2009, is incorporated herein by reference to Exhibit 1(aa) to Post-Effective Amendment No. 47, filed on May 1, 2009 (File No.
33-63212).

(a)(9)
Eighth Amendment to Amended and Restated Trust Instrument, dated December 3, 2009, is incorporated herein by reference to Exhibit 1(bb) to Post-Effective Amendment No. 48, filed on February 12, 2010 (File
No. 33-63212).

(a)(10)
Ninth Amendment to Amended and Restated Trust Instrument, dated December 11, 2009, is incorporated herein by reference to Exhibit 1(cc) to Post-Effective Amendment No. 48, filed on February 12, 2010 (File
No. 33-63212).

(a)(11)
Tenth Amendment to Amended and Restated Trust Instrument, dated June 24, 2010, is incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 51, filed on April 29, 2011 (File No.
33-63212).

(a)(12)
Eleventh Amendment to Amended and Restated Trust Instrument, dated June 22, 2011, is incorporated herein by reference to Exhibit (a)(12) to Post-Effective Amendment No. 54, filed on August 31, 2011 (File No.
33-63212).

(a)(13)
Twelfth Amendment to Amended and Restated Trust Instrument, dated September 14, 2011, is incorporated herein by reference to Exhibit (a)(13) to Post-Effective Amendment No. 57, filed on December 30, 2011
(File No. 33-63212).

(a)(14)
Thirteenth Amendment to Amended and Restated Trust Instrument, dated March 15, 2012, is incorporated herein by reference to Exhibit (a)(14) to Post-Effective Amendment No. 60, filed on April 30, 2012 (File No.
33-63212).

(a)(15)
Fourteenth Amendment to Amended and Restated Trust Instrument, dated June 21, 2012, is incorporated herein by reference to Exhibit (a)(15) to Post-Effective Amendment No. 63, filed on September 6, 2012 (File
No. 33-63212).

(a)(16)
Fifteenth Amendment to Amended and Restated Trust Instrument, dated December 7, 2012, is incorporated herein by reference to Exhibit (a)(16) to Post-Effective Amendment No. 66, filed on April 30, 2013 (File No.
33-63212).

(a)(17)
Sixteenth Amendment to Amended and Restated Trust Instrument dated December 17, 2013, is incorporated herein by reference to Exhibit (a)(17) to Post-Effective Amendment No. 68, filed on February 14, 2014 (File
No. 33-63212).

(a)(18)
Seventeenth Amendment to Amended and Restated Trust Instrument dated November 5, 2014, is incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 73, filed on January 29,
2015 (File No. 33-63212).

(a)(19)
Eighteenth Amendment to Amended and Restated Trust Instrument dated December 10, 2014, is incorporated herein by reference to Exhibit (a)(19) to Post-Effective Amendment No. 76, filed on April 30, 2015 (File No.
33-63212).

(a)(20)
Nineteenth Amendment to Amended and Restated Trust Instrument dated September 17, 2015, is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 78, filed on
February 19, 2016 (File No. 33-63212).

(a)(21)
Twentieth Amendment to Amended and Restated Trust Instrument, dated April 28, 2017, is incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 83, filed on February 12, 2018 (File
No. 33-63212).

(a)(22)
Twenty-First Amendment to Amended and Restated Trust Instrument dated June 5, 2017, is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 83, filed on February 12, 2018 (File
No. 33-63212).

(a)(23)
Twenty-Second Amendment to Amended and Restated Trust Instrument dated April 27, 2018, is incorporated herein by reference to Exhibit (a)(23) to Post-Effective Amendment No. 84, filed on April 30, 2018 (File No.
33-63212).

(a)(24)
Twenty-Third Amendment to Amended and Restated Trust Instrument, dated April 22, 2020, is incorporated herein by reference to Exhibit (a)(24) to Post-Effective Amendment No. 88, filed on April 27, 2020 (File No.
33-63212).

(a)(25)
Twenty-Fourth Amendment to Amended and Restated Trust Instrument, dated September 15, 2021, is incorporated herein by reference to Exhibit (a)(25) to Post-Effective Amendment No. 93, filed on January 26,
2022 (File No. 33-63212).

(a)(26)
Twenty-Fifth Amendment to Amended and Restated Trust Instrument, dated June 10, 2022, is incorporated herein by reference to Exhibit (a)(26) to Post-Effective Amendment No. 97, filed on April 28, 2023 (File No.
33-63212).

(a)(27)
Twenty-Sixth Amendment to Amended and Restated Trust Instrument, dated May 1, 2023, is incorporated herein by reference to Exhibit (a)(27) to Post-Effective Amendment No. 98, filed on April 29, 2024 (File No.
33-63212).

Exhibit (b) – By-laws
(b)(1)	Restated Bylaws are incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).
(b)(2)	First Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).
(b)(3)	Second Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(c) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).
(b)(4)	Third Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(d) to Post-Effective Amendment No. 37, filed on April 30, 2004 (File No. 33-63212).
(b)(5)	Fourth Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 39, filed on April 29, 2005 (File No. 33-63212).
(b)(6)	Fifth Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 39, filed on April 29, 2005 (File No. 33-63212).
Exhibit (c) – Instruments Defining Rights of Security Holders (Not Applicable)
Exhibit (d) – Investment Advisory Contracts
(d)(1)
Investment Advisory Agreement for Janus Henderson Balanced Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 83, filed on February 12,
2018 (File No. 33-63212).

(d)(2)
Investment Advisory Agreement for Janus Henderson Enterprise Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 83, filed on February 12,
2018 (File No. 33-63212).

(d)(3)
Investment Advisory Agreement for Janus Henderson Flexible Bond Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 83, filed on February 12,
2018 (File No. 33-63212).

(d)(4)
Investment Advisory Agreement for Janus Henderson Forty Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 83, filed on February 12, 2018 (File
No. 33-63212).

(d)(5)
Investment Advisory Agreement for Janus Henderson Global Research Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 83, filed on February 12,
2018 (File No. 33-63212).

(d)(6)
Investment Advisory Agreement for Janus Henderson Global Technology Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 83, filed on February 12,
2018 (File No. 33-63212).

(d)(7)
Investment Advisory Agreement for Janus Henderson Mid Cap Value Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 83, filed on February 12,
2018 (File No. 33-63212).

(d)(8)
Investment Advisory Agreement for Janus Henderson Overseas Portfolio, dated May 30, 2017, is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 83, filed on
February 12, 2018 (File No. 33-63212).

(d)(9)
Amended and Restated Investment Advisory Agreement for Janus Henderson Research Portfolio, dated
May 30, 2017, is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 83,
filed on February 12, 2018 (File No. 33-63212).

(d)(10)
Investment Advisory Agreement for Janus Henderson Global Sustainable Equity Portfolio, effective
January 25, 2022, is incorporated herein by reference to Exhibit (d)(17) to Post-Effective Amendment No.
93, filed on January 26, 2022 (File No. 33-63212).

Exhibit (e) – Underwriting Contracts
(e)(1)
Distribution Agreement between Janus Aspen Series and Janus Distributors LLC, dated May 30, 2017, is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 83, filed on February 12,
2018 (File No. 33-63212).

Exhibit (f) – Bonus or Profit Sharing Contracts (Not Applicable)
Exhibit (g) – Custodian Agreements
(g)(1)
Custodian Contract dated October 19, 2017, between Janus Aspen Series and BNP Paribas, is incorporated herein by reference to Exhibit 9(b) to the registration statement filed on Form N-14 on December 29, 2017.

(g)(2)
Letter Agreement with regard to Janus Henderson Global Sustainable Equity Portfolio, with BNP Paribas, dated January 14, 2022, is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment
No. 93, filed on January 26, 2022 (File No. 33-63212).

Exhibit (h) – Other Material Contracts
(h)(1)
Amended and Restated Transfer Agency Agreement between Janus Aspen Series and Janus Services LLC, dated December 10, 2002, is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment
No. 35, filed on August 11, 2003 (File No. 33-63212).

(h)(2)
First Amendment to the Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated
December 14, 2007, is incorporated herein by reference to Exhibit 8(bb) to Post-Effective Amendment No.
44, filed on February 15, 2008 (File No. 33-63212).

(h)(3)
Second Amendment to the Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated October 2, 2008, is incorporated herein by reference to Exhibit (h)(16) to Post-Effective Amendment
No. 51, filed on April 29, 2011 (File No. 33-63212).

(h)(4)
Third Amendment to the Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated April 30, 2009, is incorporated herein by reference to Exhibit (h)(17) to Post-Effective Amendment No.
51, filed on April 29, 2011 (File No. 33-63212).

(h)(5)
Fourth Amendment to the Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated April 30, 2010, is incorporated herein by reference to Exhibit (h)(18) to Post-Effective Amendment No.
51, filed on April 29, 2011 (File No. 33-63212).

(h)(6)
Administration Agreement between Janus Aspen Series and Janus Capital Management LLC, dated June 23,
2011, is incorporated herein by reference to Exhibit (h)(22) to Post-Effective Amendment No. 57, filed on
December 30, 2011 (File No. 33-63212).

(h)(7)
Fifth Amendment to the Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated
March 15, 2012, is incorporated herein by reference to Exhibit (h)(26) to Post-Effective Amendment No. 60,
filed on April 30, 2012 (File No. 33-63212).

(h)(8)	Custody Agreement between HSBC and Janus Capital Management LLC is incorporated herein by reference to Exhibit (h)(30) to Post-Effective Amendment No. 66, filed on April 30, 2013 (File No. 33-63212).
(h)(9)
Sixth Amendment to the Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated
March 10, 2016, is incorporated herein by reference to Exhibit (h)(33) to Post-Effective Amendment No. 79,
filed on April 29, 2016 (File No. 33-63212).

(h)(10)	Expense Limitation Agreement between Janus Henderson Investors US LLC and Janus Aspen Series, dated January 7, 2025, is filed herein as Exhibit (h)(10).
(h)(11)
Affiliated Fund Fee Waiver Agreement between Janus Henderson Investors US LLC and Janus Aspen Series,
regarding Janus Henderson Balanced Portfolio, dated March 20, 2025, is filed herein as Exhibit (h)(11).

(h)(12)	Form of Fund of Funds Investment Agreement is filed herein as Exhibit (h)(12).
Exhibit (i) – Legal Opinion
(i)(1)
Opinion and Consent of Fund Counsel with respect to shares of Growth Portfolio, Aggressive Growth
Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio and Short-Term Bond
Portfolio is incorporated herein by reference to Exhibit 10 to Post-Effective Amendment No. 11, filed on
April 30, 1997 (File No. 33-63212).

(i)(2)
Opinion and Consent of Fund Counsel with respect to Service Shares of all the Portfolios is incorporated herein by reference to Exhibit 9(i) to Post-Effective Amendment 20, filed on October 26, 1999 (File No.
33-63212).

(i)(3)
Opinion and Consent of Fund Counsel with respect to Global Life Sciences Portfolio and Global Technology
Portfolio for Service Shares and Institutional Shares is incorporated herein by reference to Exhibit 9(j) to
Post-Effective Amendment No. 21, filed on November 1, 1999 (File No. 33-63212).

(i)(4)
Opinion and Consent of Fund Counsel with respect to Service Shares of Risk-Managed Large Cap Growth
Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio
is incorporated herein by reference to Exhibit 9(l) to Post-Effective Amendment No. 30, filed on October 17,
2002 (File No. 33-63212).

(i)(5)
Opinion and Consent of Fund Counsel with respect to Institutional Shares of Mid Cap Value Portfolio is
incorporated herein by reference to Exhibit 9(m) to Post-Effective Amendment No. 32, filed on February 26,
2003 (File No. 33-63212).

(i)(6)
Opinion and Consent of Fund Counsel with respect to Janus Henderson Global Sustainable Equity Portfolio
for Service Shares and Institutional Shares is incorporated herein by reference to Exhibit (i)(7) to
Post-Effective Amendment No. 93, filed on January 26, 2022 (File No. 33-63212).

Exhibit (j) – Other Opinions
(j)(1)	Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit (j)(1).
Exhibit (k) – Omitted Financial Statements (Not Applicable)
Exhibit (l) – Initial Capital Agreements (Not Applicable)
Exhibit (m) – Rule 12b-1 Plan
(m)(1)	Distribution and Shareholder Servicing Plan for Service Shares between Janus Distributors, Inc. and Janus Aspen Series, dated September 14, 1999, is filed herein as Exhibit (m)(1).
Exhibit (n) – Rule 18f-3 Plan
(n)(1)	Amended and Restated Rule 18f-3 Plan, dated March 10, 2016, is incorporated herein by reference to Exhibit (n)(10) to Post-Effective Amendment No. 79, filed on April 29, 2016 (File No. 33-63212).
Exhibit (o) – Reserved
Exhibit (p) – Codes of Ethics

(p)(1)	Personal Code of Ethics, as revised January 1, 2025, is filed herein as Exhibit (p)(1).
Exhibit (q) – Power of Attorney
(q)(1)	Powers of Attorney, dated April 27, 2020, August 30, 2022, and August 14, 2024 are filed herein as Exhibit (q)(1).

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ITEM 29.
Persons Controlled by or Under Common Control with Registrant
The Board of Trustees of Janus Aspen Series is the same as that of Janus Investment Fund. Nonetheless, Janus Aspen Series takes the position that it is not under common control with Janus Investment Fund because the power residing in the respective boards arises as the result of an official position with each respective Trust.
In addition to serving as the investment adviser of Janus Aspen Series, Janus Henderson Investors US LLC serves as the investment adviser of Clayton Street Trust, Janus Detroit Street Trust, and Janus Investment Fund, three registered open-end investment management companies. Additionally, certain officers of Janus Aspen Series and Janus Investment Fund serve as officers of Clayton Street Trust and Janus Detroit Street Trust. Nonetheless, Janus Aspen Series takes the position that it is not under common control with such other Trusts because the power residing in the respective officers arises as a result of an official position with each respective Trust.
ITEM 30.
Indemnification
Article IX of Janus Aspen Series’ (the “Trust”) Amended and Restated Trust Instrument provides for indemnification of certain persons acting on behalf of the Portfolios. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation reasonably incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Portfolios, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither “interested persons” (as defined under the Investment Company Act of 1940, as amended, i.e., “Non-interested Trustees”) of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Portfolios also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Portfolios if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances, or a majority of a quorum of Non-interested Trustees or independent legal counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.
Additionally, each Non-interested Trustee has entered into an Indemnification Agreement with the Trust, which agreement provides that the Trust shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer, employee or authorized agent of the Trust to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The Indemnification Agreement cannot be altered without the consent of the Non-interested Trustee and the Trust. In addition, the Indemnification Agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient, and certain. In accordance with Section 17(h) of the 1940 Act, the Indemnification Agreement does not protect a Non-interested Trustee against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
ITEM 31.
Business and Other Connections of Investment Adviser
The only business of Janus Henderson Investors US LLC is to serve as the investment adviser and administrator of the Registrant and as investment adviser or subadviser to several other mutual funds and exchange-traded funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under “Trustees and

Officers” in the Statement(s) of Additional Information included in this Registration Statement. The principal executive officers of the investment adviser and their position(s) with the adviser are listed in Schedule A of the adviser’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-13991, dated March 31, 2025), which information from such schedule is incorporated herein by reference.
ITEM 32.
Principal Underwriters
(a)
Janus Henderson Distributors US LLC (“Janus Henderson Distributors”) serves as principal underwriter for the Registrant, Janus Investment Fund, and Clayton Street Trust.
(b)
The principal business address, positions with Janus Henderson Distributors and positions with the Registrant of Michelle Rosenberg and Kristin Mariani, officers of Janus Henderson Distributors, are described under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. The principal executive officers of Janus Henderson Distributors are as follows:

Name	Position(s) with Janus Henderson Distributors
William Cashel	Head of Business Development, Privacore Capital, LLC
Berg Crawford	Chief Accounting Officer
Peter Falconer	Assistant Secretary
Stephanie Grauerholz	Deputy General Counsel
Karlene J. Lacy	Global Head of Tax
Kristin Mariani	Head of Compliance, North America
Michelle R. Rosenberg	General Counsel & Secretary
Steven Saba	Director, Corporate Accounting
Michael Schweitzer	President
Bretton Utz	Deputy Chief Compliance Officer
Messrs. Crawford, Falconer, Saba, and Schweitzer, and Mses. Grauerholz, Lacy, and Utz do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805. Mr. Cashel does not hold any positions with the Registrant. His principal business address is 1411 Broadway, Floor 17, New York City, New York 10018-3310.
(c)
Not Applicable.
ITEM 33.
Location of Accounts and Records
The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Henderson Investors US LLC, 151 Detroit Street, Denver, Colorado 80206-4805; Iron Mountain, 5151 E. 46th Avenue, Denver, Colorado 80216, 11333 E. 53rd Avenue, Denver, Colorado 80239, 3576 Moline Street, Aurora, Colorado 80010, 3900 Nome Street, Units A&J, Denver, Colorado 80239, 3500 North Windsor Drive, Suite 100, Denver, Colorado 80239, and 3344 Moline Street, Aurora, Colorado 80010; Janus Henderson Services US LLC, 151 Detroit Street, Denver, Colorado 80206-4805; BNP Paribas, 787 Seventh Avenue, New York, New York 10019; BNP Paribas Financial Services, LLC, 720 South Colorado Blvd., Denver, Colorado 80246; JPMorgan Chase Bank, National Association, 383 Madison Avenue, New York, New York 10179; Deutsche Bank AG, New York Branch, 60 Wall Street, New York, New York 10005. Certain records relating to the day-to-day portfolio management of Janus Henderson Mid Cap Value Portfolio are kept at the offices of Janus Henderson Investors US LLC, 71 S. Wacker Drive, Suite 3410, Chicago, Illinois 60606. Certain records relating to the day-to-day portfolio management of Janus Henderson Global Sustainable Equity Portfolio are kept at the offices of Janus Henderson Investors UK Limited, 201 Bishopsgate, London EC2M 3AE.
ITEM 34.
Management Services
The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.
ITEM 35.
Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 29th day of April, 2025.
JANUS ASPEN SERIES
By:	/s/ Michelle R. Rosenberg
Michelle R. Rosenberg, President and Chief Executive Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Michelle R. Rosenberg	President and Chief Executive Officer (Principal Executive Officer)	April 29, 2025
Michelle R. Rosenberg
/s/ Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	April 29, 2025
Jesper Nergaard
Alan A. Brown*	Chairman and Trustee	April 29, 2025
Alan A. Brown
Cheryl D. Alston*	Trustee	April 29, 2025
Cheryl D. Alston
Raudline Etienne*	Trustee	April 29, 2025
Raudline Etienne
Darrell B. Jackson*	Trustee	April 29, 2025
Darrell B. Jackson
Dominic Janssens*	Trustee	April 29, 2025
Dominic Janssens
William F. McCalpin*	Trustee	April 29, 2025
William F. McCalpin
Gary A. Poliner*	Trustee	April 29, 2025
Gary A. Poliner
Diane L. Wallace*	Trustee	April 29, 2025
Diane L. Wallace

/s/ Abigail Murray
*By:	Abigail Murray Attorney-In-Fact
Pursuant to Powers of Attorney, dated April 27, 2020, August 30, 2022, and August 14, 2024, are filed herein as Exhibit (q)(1).

INDEX OF EXHIBITS
Exhibit Number	Exhibit Title
Exhibit (h)(10)	Expense Limitation Agreement
Exhibit (h)(11)	Affiliated Fund Fee Waiver Agreement – Balanced Portfolio
Exhibit (h)(12)	Form of Fund of Funds Investment Agreement
Exhibit (j)(1)	Consent of PricewaterhouseCoopers LLP
Exhibit (m)(1)	Distribution and Shareholder Servicing Plan for Service Shares
Exhibit (p)(1)	Personal Code of Ethics
Exhibit (q)(1)	Powers of Attorney

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